UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4118

Fidelity Securities Fund
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2005

Item 1. Reports to Stockholders

Fidelity®

Blue Chip Growth

Fund

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Growth	11.08%	-5.51%	6.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund on July 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 IndexSM (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

The following comments are from John McDowell and Brian Hanson, Portfolio Managers of Fidelity® Blue Chip Growth Fund. Brian Hanson was added as Portfolio Manager on April 4, 2005.

A late-inning rally on Wall Street helped push some key U.S. equity indexes to four-year highs by the conclusion of the 12-month period ending July 31, 2005. Spurred on by bullish economic data and strong corporate earnings, investors enjoyed a stellar month of July, capping off a turbulent 12-month period for U.S. equity markets. Stock prices bounced up and down during most of the year, moving in cadence with gyrations in the price of crude oil and investors' gathering and ebbing concerns about inflation. The Federal Reserve Board raised short-term interest rates eight times during the period, also affecting overall market sentiment. Despite their fluctuations, the major equity indexes finished on a high note, with the Standard & Poor's 500SM Index and the NASDAQ Composite® Index posting gains of 14.05% and 16.51%, respectively, for the period. The small-cap Russell 2000® Index rose 24.78% and the Russell Midcap® Index jumped 28.93%, while the blue-chips' Dow Jones Industrial AverageSM advanced only 7.29%.

Fidelity Blue Chip Growth Fund gained 11.08% for the year ending July 31, 2005, while the Russell 1000® Growth Index rose 13.04% and the LipperSM Growth Funds Average returned 15.92%. The fund also lagged the S&P 500® during the period. The relative shortfall was mainly due to the fund's larger-cap bias versus the indexes, meaning that its holdings did not participate as fully in market rallies - especially early on in the period - that were led by smaller, more-volatile growth companies. While an overweighting in the high-flying energy sector helped performance versus the Russell index, an overall underweighting and inopportune stock picking within consumer discretionary, as well as unfavorable sector positioning in health care and financials, held back the fund's relative return. Among the biggest detractors were ill-timed investments in consumer electronics firm Motorola and drug maker Pfizer, plus an underweighting in strong-performing Apple Computer and an overweighted position in Fannie Mae, the beleaguered government-sponsored mortgage underwriter. Industrial conglomerate Tyco International also disappointed. On the upside, energy services stocks such as Halliburton, Transocean and Schlumberger, helped performance, as did Internet search engine Google and biotech pioneer Genentech.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Actual	$ 1,000.00	$ 1,049.00	$ 3.30
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.57	$ 3.26

* Expenses are equal to the Fund's annualized expense ratio of .65%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	4.3	4.3
General Electric Co.	3.8	4.0
Johnson & Johnson	2.7	2.7
American International Group, Inc.	2.4	2.2
Intel Corp.	2.4	2.3
Dell, Inc.	2.4	2.0
Wal-Mart Stores, Inc.	2.0	2.0
Procter & Gamble Co.	2.0	1.9
UnitedHealth Group, Inc.	1.7	1.4
PepsiCo, Inc.	1.6	1.5
	25.3
Top Five Market Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.8	23.5
Health Care	21.3	19.7
Consumer Discretionary	12.1	10.8
Financials	10.5	13.9
Consumer Staples	10.5	11.0
Asset Allocation (% of fund's net assets)
As of July 31, 2005 *		As of January 31, 2005 **
	Stocks 99.2%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	5.0%	** Foreign investments	4.6%

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 12.1%
Diversified Consumer Services - 0.3%
Apollo Group, Inc. Class A (a)	662,700	$ 49,802
Career Education Corp. (a)	816,200	31,660
		81,462
Hotels, Restaurants & Leisure - 1.6%
Brinker International, Inc. (a)	1,960,700	80,193
Carnival Corp. unit (d)	2,410,600	126,315
McDonald's Corp.	2,935,800	91,509
Royal Caribbean Cruises Ltd.	1,495,900	67,989
		366,006
Internet & Catalog Retail - 0.8%
eBay, Inc. (a)	4,152,600	173,496
Media - 3.3%
EchoStar Communications Corp. Class A	1,326,534	38,098
Getty Images, Inc. (a)	461,960	37,303
Lamar Advertising Co. Class A (a)	190,200	8,371
News Corp.:
Class A	3,184,436	52,161
Class B (d)	4,327,900	75,046
Omnicom Group, Inc.	1,635,600	138,813
Time Warner, Inc. (a)	2,727,132	46,416
Univision Communications, Inc. Class A (a)	4,817,000	136,225
Walt Disney Co.	5,597,100	143,510
XM Satellite Radio Holdings, Inc. Class A (a)	2,036,400	72,557
		748,500
Multiline Retail - 1.8%
Kohl's Corp. (a)	1,920,900	108,243
Target Corp.	5,180,400	304,349
		412,592
Specialty Retail - 3.9%
Best Buy Co., Inc.	1,238,300	94,854
Foot Locker, Inc.	2,128,500	53,213
Home Depot, Inc.	7,551,900	328,583
Lowe's Companies, Inc.	2,903,000	192,237
Ross Stores, Inc.	1,820,000	48,230
Staples, Inc.	8,082,300	184,034
		901,151
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc. Class B	1,087,800	$ 91,158
TOTAL CONSUMER DISCRETIONARY		2,774,365
CONSUMER STAPLES - 10.5%
Beverages - 1.6%
PepsiCo, Inc.	6,789,762	370,246
Food & Staples Retailing - 3.6%
Costco Wholesale Corp.	405,500	18,641
CVS Corp.	3,483,600	108,096
Sysco Corp.	1,716,800	61,908
Wal-Mart Stores, Inc.	9,330,255	460,448
Walgreen Co.	3,813,900	182,533
		831,626
Food Products - 0.5%
Bunge Ltd.	1,069,700	65,669
Global Bio-Chem Technology Group Co. Ltd.	35,330,000	17,725
The J.M. Smucker Co.	442,900	21,069
		104,463
Household Products - 2.6%
Colgate-Palmolive Co.	2,644,100	139,979
Procter & Gamble Co.	8,265,080	459,786
		599,765
Personal Products - 1.2%
Avon Products, Inc.	500,000	16,355
Gillette Co.	4,772,600	256,145
		272,500
Tobacco - 1.0%
Altria Group, Inc.	3,319,500	222,274
TOTAL CONSUMER STAPLES		2,400,874
ENERGY - 6.5%
Energy Equipment & Services - 4.7%
Baker Hughes, Inc.	3,148,500	178,016
BJ Services Co.	1,667,200	101,683
Halliburton Co.	5,141,700	288,192
Nabors Industries Ltd. (a)	1,919,600	125,638
National Oilwell Varco, Inc. (a)	194,973	10,207
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Schlumberger Ltd. (NY Shares)	2,609,300	$ 218,503
Transocean, Inc. (a)	1,443,300	81,445
Weatherford International Ltd. (a)	1,063,500	67,298
		1,070,982
Oil, Gas & Consumable Fuels - 1.8%
BG Group PLC sponsored ADR	394,900	16,455
BP PLC sponsored ADR	142,100	9,362
Chevron Corp.	1,574,400	91,331
Exxon Mobil Corp.	2,922,600	171,703
Total SA Series B	504,400	126,100
		414,951
TOTAL ENERGY		1,485,933
FINANCIALS - 10.5%
Capital Markets - 1.3%
Goldman Sachs Group, Inc.	537,600	57,781
Lehman Brothers Holdings, Inc.	1,009,000	106,076
Merrill Lynch & Co., Inc.	1,676,200	98,527
State Street Corp.	803,000	39,941
		302,325
Commercial Banks - 1.5%
Bank of America Corp.	3,314,700	144,521
Wachovia Corp.	2,016,500	101,591
Wells Fargo & Co.	1,663,100	102,015
		348,127
Consumer Finance - 2.0%
American Express Co.	5,027,829	276,531
Capital One Financial Corp.	864,100	71,288
SLM Corp.	2,149,700	110,688
		458,507
Diversified Financial Services - 0.4%
Citigroup, Inc.	1,963,554	85,415
Insurance - 3.7%
AFLAC, Inc.	1,390,900	62,730
AMBAC Financial Group, Inc.	1,269,900	91,230
American International Group, Inc.	9,349,355	562,831
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
MBIA, Inc.	992,750	$ 60,300
Prudential Financial, Inc.	1,206,300	80,701
		857,792
Thrifts & Mortgage Finance - 1.6%
Fannie Mae	3,930,100	219,535
Freddie Mac	217,300	13,751
Golden West Financial Corp., Delaware	1,944,900	126,652
		359,938
TOTAL FINANCIALS		2,412,104
HEALTH CARE - 21.3%
Biotechnology - 3.4%
Alkermes, Inc. (a)	545,200	8,451
Amgen, Inc. (a)	3,060,400	244,067
Biogen Idec, Inc. (a)	1,744,550	68,543
Cephalon, Inc. (a)	726,700	30,449
Genentech, Inc. (a)	3,729,900	333,192
Gilead Sciences, Inc. (a)	1,730,400	77,539
Protein Design Labs, Inc. (a)	717,300	16,347
		778,588
Health Care Equipment & Supplies - 4.8%
Baxter International, Inc.	2,848,800	111,872
Becton, Dickinson & Co.	1,390,200	76,975
Cytyc Corp. (a)	2,849,000	71,111
Fisher Scientific International, Inc. (a)	1,167,100	78,254
Guidant Corp.	1,160,200	79,822
Medtronic, Inc.	6,275,800	338,517
Millipore Corp. (a)	1,332,800	81,661
St. Jude Medical, Inc. (a)	2,792,800	132,407
Waters Corp. (a)	2,520,200	114,115
		1,084,734
Health Care Providers & Services - 3.6%
Aetna, Inc.	555,200	42,972
AmerisourceBergen Corp.	204,400	14,674
Cardinal Health, Inc.	1,209,975	72,090
Health Management Associates, Inc. Class A	1,056,900	25,154
Laboratory Corp. of America Holdings (a)	1,162,600	58,909
McKesson Corp.	682,600	30,717
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Quest Diagnostics, Inc.	1,178,600	$ 60,509
UnitedHealth Group, Inc.	7,428,600	388,516
WellPoint, Inc. (a)	1,919,100	135,757
		829,298
Pharmaceuticals - 9.5%
Abbott Laboratories	3,776,400	176,094
Allergan, Inc.	1,332,400	119,077
Barr Pharmaceuticals, Inc. (a)	1,382,000	65,534
Eli Lilly & Co.	2,872,200	161,762
Johnson & Johnson	9,770,804	624,941
Merck & Co., Inc.	1,040,400	32,315
Nastech Pharmaceutical Co., Inc. (a)(d)(e)	1,430,400	20,455
Novartis AG sponsored ADR	425,000	20,702
Pfizer, Inc.	12,403,500	328,693
Schering-Plough Corp.	12,726,000	264,955
Wyeth	7,907,400	361,764
		2,176,292
TOTAL HEALTH CARE		4,868,912
INDUSTRIALS - 9.9%
Aerospace & Defense - 2.4%
Honeywell International, Inc.	5,614,200	220,526
Northrop Grumman Corp.	1,009,100	55,955
The Boeing Co.	2,816,800	185,937
United Technologies Corp.	1,425,500	72,273
		534,691
Air Freight & Logistics - 0.1%
FedEx Corp.	368,300	30,970
Airlines - 0.1%
Southwest Airlines Co.	1,880,400	26,683
Commercial Services & Supplies - 0.6%
Cintas Corp.	1,113,200	49,348
Robert Half International, Inc.	2,204,900	74,724
		124,072
Construction & Engineering - 0.7%
Chicago Bridge & Iron Co. NV (NY Shares)	1,431,800	40,019
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
Fluor Corp.	1,555,500	$ 99,241
Jacobs Engineering Group, Inc. (a)	312,000	18,371
		157,631
Electrical Equipment - 0.4%
American Power Conversion Corp.	1,072,000	30,134
Roper Industries, Inc.	824,700	63,296
		93,430
Industrial Conglomerates - 5.3%
3M Co.	2,475,400	185,655
General Electric Co.	25,315,700	873,392
Tyco International Ltd.	5,247,000	159,876
		1,218,923
Machinery - 0.3%
Danaher Corp.	1,180,800	65,475
Road & Rail - 0.0%
Burlington Northern Santa Fe Corp.	135,800	7,367
TOTAL INDUSTRIALS		2,259,242
INFORMATION TECHNOLOGY - 25.8%
Communications Equipment - 3.5%
AudioCodes Ltd. (a)	1,858,500	16,894
Cisco Systems, Inc. (a)	18,344,300	351,293
Harris Corp.	1,562,800	57,933
Juniper Networks, Inc. (a)	4,017,200	96,373
QUALCOMM, Inc.	6,230,300	246,035
Sonus Networks, Inc. (a)	2,000,000	9,680
Tekelec (a)	500,000	8,305
		786,513
Computers & Peripherals - 5.2%
Apple Computer, Inc. (a)	968,900	41,324
Dell, Inc. (a)	13,605,100	550,598
EMC Corp. (a)	22,600,300	309,398
International Business Machines Corp.	3,480,300	290,466
		1,191,786
Electronic Equipment & Instruments - 1.5%
CDW Corp.	956,000	59,272
Flextronics International Ltd. (a)	9,303,500	125,969
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Jabil Circuit, Inc. (a)	4,496,200	$ 140,236
National Instruments Corp.	609,900	16,742
		342,219
Internet Software & Services - 1.8%
aQuantive, Inc. (a)	1,112,000	20,972
Google, Inc. Class A (sub. vtg.)	459,800	132,312
Yahoo! Japan Corp.	8,000	17,217
Yahoo!, Inc. (a)	7,231,964	241,114
		411,615
IT Services - 1.0%
Affiliated Computer Services, Inc. Class A (a)	1,340,600	66,990
DST Systems, Inc. (a)	1,315,900	66,795
First Data Corp.	976,200	40,161
Paychex, Inc.	1,775,620	61,987
		235,933
Office Electronics - 0.1%
Zebra Technologies Corp. Class A (a)	600,000	23,400
Semiconductors & Semiconductor Equipment - 6.6%
Advanced Semiconductor Engineering, Inc. sponsored ADR	7,227,500	27,826
Altera Corp. (a)	2,926,400	64,000
Analog Devices, Inc.	3,678,400	144,193
Applied Materials, Inc.	4,097,500	75,640
ASE Test Ltd. (a)	1,052,100	7,312
Cree, Inc. (a)	704,700	20,894
Intel Corp.	20,520,040	556,914
Intersil Corp. Class A	2,381,300	46,126
KLA-Tencor Corp.	1,850,500	95,671
Lam Research Corp. (a)	1,108,900	31,548
Linear Technology Corp.	1,298,260	50,450
Marvell Technology Group Ltd. (a)	1,551,600	67,789
Microchip Technology, Inc.	701,400	21,792
PMC-Sierra, Inc. (a)	2,732,100	26,857
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	6,065,656	31,602
Teradyne, Inc. (a)	1,448,900	22,501
Texas Instruments, Inc.	5,238,500	166,375
Xilinx, Inc.	1,985,700	56,295
		1,513,785
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - 6.1%
Adobe Systems, Inc.	1,302,736	$ 38,613
BEA Systems, Inc. (a)	3,083,800	27,939
Citrix Systems, Inc. (a)	1,523,000	36,293
McAfee, Inc. (a)	1,875,100	58,878
Microsoft Corp.	38,133,100	976,584
Oracle Corp. (a)	8,837,300	120,011
Quest Software, Inc. (a)	1,195,800	17,040
Siebel Systems, Inc.	1,650,600	13,865
Symantec Corp. (a)	3,835,689	84,270
Synopsys, Inc. (a)	1,151,354	21,312
		1,394,805
TOTAL INFORMATION TECHNOLOGY		5,900,056
MATERIALS - 1.6%
Chemicals - 1.5%
Monsanto Co.	1,523,800	102,658
Potash Corp. of Saskatchewan	859,600	91,475
Praxair, Inc.	2,869,900	141,744
		335,877
Containers & Packaging - 0.1%
Smurfit-Stone Container Corp. (a)	2,435,816	29,546
TOTAL MATERIALS		365,423
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	1,763,100	60,351
Wireless Telecommunication Services - 0.7%
American Tower Corp. Class A (a)	1,564,180	35,945
Nextel Communications, Inc. Class A (a)	3,879,200	134,996
		170,941
TOTAL TELECOMMUNICATION SERVICES		231,292
TOTAL COMMON STOCKS (Cost $18,812,814)		22,698,201
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(f)	132,000	$ 0
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,980)		0
Money Market Funds - 1.1%

Fidelity Cash Central Fund, 3.31% (b)	208,479,925	208,480
Fidelity Securities Lending Cash Central Fund, 3.32% (b)(c)	36,670,425	36,670
TOTAL MONEY MARKET FUNDS (Cost $245,150)		245,150
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $19,059,944)		22,943,351
NET OTHER ASSETS - (0.3)%		(62,584)
NET ASSETS - 100%		$ 22,880,767
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 2,276
Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate (amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Nastech Pharmaceutical Co., Inc.	$ -	$ 19,814	$ -	$ -	$ 20,455
TOTALS	$ -	$ 19,814	$ -	$ -	$ 20,455
Income Tax Information
At July 31, 2005, the fund had a capital loss carryforward of approximately $1,279,950,000 all of which will expire on July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2005
Assets
Investment in securities, at value (including securities loaned of $35,740) (cost $19,059,944) - See accompanying schedule		$ 22,943,351
Receivable for investments sold		156,727
Receivable for fund shares sold		18,125
Dividends receivable		10,380
Interest receivable		774
Prepaid expenses		37
Other affiliated receivables		97
Other receivables		1,811
Total assets		23,131,302

Liabilities
Payable for investments purchased	$ 154,289
Payable for fund shares redeemed	46,886
Accrued management fee	7,384
Other affiliated payables	5,157
Other payables and accrued expenses	149
Collateral on securities loaned, at value	36,670
Total liabilities		250,535

Net Assets		$ 22,880,767
Net Assets consist of:
Paid in capital		$ 20,223,542
Undistributed net investment income		63,702
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,289,886)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,883,409
Net Assets, for 537,157 shares outstanding		$ 22,880,767
Net Asset Value, offering price and redemption price per share ($22,880,767 ÷ 537,157 shares)		$ 42.60

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2005
Investment Income
Dividends		$ 260,699
Special Dividends		111,473
Interest		6,957
Security lending		818
Total income		379,947

Expenses
Management fee Basic fee	$ 128,607
Performance adjustment	(39,985)
Transfer agent fees	55,839
Accounting and security lending fees	1,750
Independent trustees' compensation	140
Appreciation in deferred trustee compensation account	5
Custodian fees and expenses	359
Registration fees	113
Audit	165
Legal	61
Miscellaneous	161
Total expenses before reductions	147,215
Expense reductions	(3,380)	143,835
Net investment income (loss)		236,112
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,609,026
Foreign currency transactions	8
Total net realized gain (loss)		1,609,034
Change in net unrealized appreciation (depreciation) on: Investment securities	529,345
Assets and liabilities in foreign currencies	(13)
Total change in net unrealized appreciation (depreciation)		529,332
Net gain (loss)		2,138,366
Net increase (decrease) in net assets resulting from operations		$ 2,374,478

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 236,112	$ 106,237
Net realized gain (loss)	1,609,034	750,921
Change in net unrealized appreciation (depreciation)	529,332	695,358
Net increase (decrease) in net assets resulting from operations	2,374,478	1,552,516
Distributions to shareholders from net investment income	(220,167)	(122,754)
Share transactions Proceeds from sales of shares	3,792,068	4,701,393
Reinvestment of distributions	214,432	119,640
Cost of shares redeemed	(5,382,182)	(4,084,178)
Net increase (decrease) in net assets resulting from share transactions	(1,375,682)	736,855
Total increase (decrease) in net assets	778,629	2,166,617

Net Assets
Beginning of period	22,102,138	19,935,521
End of period (including undistributed net investment income of $63,702 and undistributed net investment income of $48,439, respectively)	$ 22,880,767	$ 22,102,138
Other Information Shares
Sold	94,109	120,270
Issued in reinvestment of distributions	5,283	3,151
Redeemed	(133,003)	(104,362)
Net increase (decrease)	(33,611)	19,059

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 38.72	$ 36.13	$ 33.24	$ 45.08	$ 60.25
Income from Investment Operations
Net investment income (loss) B	.42 C	.19	.21	.10	.01
Net realized and unrealized gain (loss)	3.85	2.62	2.81	(11.88)	(12.66)
Total from investment operations	4.27	2.81	3.02	(11.78)	(12.65)
Distributions from net investment income	(.39)	(.22)	(.13)	(.06)	-
Distributions from net realized gain	-	-	-	-	(2.52)
Total distributions	(.39)	(.22)	(.13)	(.06)	(2.52)
Net asset value, end of period	$ 42.60	$ 38.72	$ 36.13	$ 33.24	$ 45.08
Total Return A	11.08%	7.79%	9.13%	(26.16)%	(21.92)%
Ratios to Average Net Assets D
Expenses before expense reductions	.66%	.68%	.71%	.76%	.89%
Expenses net of voluntary waivers, if any	.66%	.68%	.71%	.76%	.89%
Expenses net of all reductions	.64%	.67%	.69%	.74%	.87%
Net investment income (loss)	1.05% C	.48%	.64%	.25%	.01%
Supplemental Data
Net assets, end of period (in millions)	$ 22,881	$ 22,102	$ 19,936	$ 17,021	$ 23,032
Portfolio turnover rate	29%	23%	24%	33%	46%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.20 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been .56%.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Blue Chip Growth Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, deferred trus-tees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,818,314
Unrealized depreciation	(944,840)
Net unrealized appreciation (depreciation)	3,873,474
Undistributed ordinary income	64,123
Capital loss carryforward	(1,279,950)

Cost for federal income tax purposes	$ 19,069,877

The tax character of distributions paid was as follows:

	July 31, 2005	July 31, 2004
Ordinary Income	$ 220,167	$ 122,754

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $6,414,001 and $7,498,625, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .40% of the fund's average net assets.

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Shares purchased prior to October 12, 1990, were subject to a 1% deferred sales charge upon redemption. For the period, FDC received sales charges of $23 on redemption of shares of the fund. Effective July 1, 2005, the deferred sales charge was eliminated.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $9,222 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $238 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,719 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $1 and $660, respectively.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the portfolio of investments, as of July 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 9, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 319 funds advised by FMR or an affiliate. Mr. McCoy oversees 321 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 310 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Blue Chip Growth (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions, including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Blue Chip Growth. Mr. Churchill also serves as Vice President of certain Equity funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

John B. McDowell (46)
Year of Election or Appointment: 1996 Vice President of Blue Chip Growth. Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.
Brian J. Hanson (31)

Year of Election or Appointment: 2005

Vice President of Blue Chip Growth. Mr. Hanson also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hanson has worked as a research analyst and portfolio manager.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Blue Chip Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Blue Chip Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Blue Chip Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Blue Chip Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Blue Chip Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Blue Chip Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Blue Chip Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Blue Chip Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment:2005

Deputy Treasurer of Blue Chip Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 1987 Assistant Treasurer of Blue Chip Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Blue Chip Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of Blue Chip Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the fund's returns, the returns of a broad-based securities market index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Blue Chip Growth Fund Performance Summary vs. Lipper Objective (%):

Cumulative Total Return (%)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
12.8
10.9
6.3
6.4
1 Year
20
15
10
5
0
-5
16.3
11.2
-1.0
-2.7
3 Year
5.0
0.0
-5.0
-10.0
-15.0
-20.0
-25.0
-30.0
-35.0
-40.0
2.1
-11.0
-26.1
-34.6
5 Year
75th Percentile
Fund Return
Benchmark Return
25th Percentile

% Beaten 24% 31% 42%

Lipper Objective: Growth
SEC Benchmark: S&P 500

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Blue Chip Growth
Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Blue Chip Growth
Blue Chip Growth including Perf. Fee
84
65
58
69
83
66
58
57
84
68
58
47
83
69
58
37
83
68
58
42
Mar-01
Dec-01
Dec-02
Dec-03
Dec-04

	Mar-01	Dec-01	Dec-02	Dec-03	Dec-04
TMG %	13%	14%	14%	14%	17%
Funds/Classes	1.009	1.138	1,289	1.296	1.305
ASPG Quadrant	2nd	2nd	2nd	1st	2nd

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

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Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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(Fidelity Investment logo)(registered trademark)
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www.fidelity.com

Fidelity®

Blue Chip Value

Fund

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Life of FundA
Fidelity® Blue Chip Value Fund	19.20%	15.07%

A From June 17, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value on June 17, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brian Hogan, Portfolio Manager of Fidelity® Blue Chip Value Fund

A late-inning rally on Wall Street helped push some key U.S. equity indexes to four-year highs by the conclusion of the 12-month period ending July 31, 2005. Spurred on by bullish economic data and strong corporate earnings, investors enjoyed a stellar month of July, capping off a turbulent 12-month period for U.S. equity markets. Stock prices bounced up and down during most of the year, moving in cadence with gyrations in the price of crude oil and investors' gathering and ebbing concerns about inflation. The Federal Reserve Board raised short-term interest rates eight times during the period, also affecting overall market sentiment. Despite their fluctuations, the major equity indexes finished on a high note, with the Standard & Poor's 500SM Index and the NASDAQ Composite® Index posting gains of 14.05% and 16.51%, respectively, for the period. The small-cap Russell 2000® Index rose 24.78% and the Russell Midcap® Index jumped 28.93%, while the blue-chips' Dow Jones Industrial AverageSM advanced only 7.29%.

For the 12-month period ending July 31, 2005, the fund gained 19.20%, topping the Russell 1000® Value Index, which returned 19.04%, and the LipperSM Growth Funds Average, which returned 15.92%. The fund's outperformance versus its index was driven primarily by companies that benefited from record-high oil and natural gas prices. This group included energy equipment and services firms such as Halliburton and Transocean. Natural gas and oil exploration and production company Quicksilver Resources was another key contributor. The company, which focuses on unconventional gas reserves, benefited from the strong price environment as well as better-than-expected results from its wells in the Barnett Shale production area in North Texas. On the negative side, performance was dampened somewhat by an investment in American International Group (AIG), a global property, casualty and life insurance company, which did not play out as expected and was the largest detractor versus the index during the period. Tyco International also was a disappointment. After having been rewarded for its remarkable turnaround, the company ran into some obstacles during the second half of the period and its stock price suffered.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share-holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Actual	$ 1,000.00	$ 1,063.60	$ 4.86
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.08	$ 4.76

* Expenses are equal to the Fund's annualized expense ratio of .95%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.2	6.0
American International Group, Inc.	3.9	2.5
Honeywell International, Inc.	3.8	2.7
Exxon Mobil Corp.	3.5	3.6
Bank of America Corp.	2.2	3.2
Baxter International, Inc.	1.8	1.5
Tyco International Ltd.	1.7	1.8
SBC Communications, Inc.	1.7	1.3
JPMorgan Chase & Co.	1.6	0.5
E.I. du Pont de Nemours & Co.	1.5	1.6
	25.9
Top Five Market Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.7	18.6
Industrials	16.1	19.3
Energy	15.0	12.5
Information Technology	10.5	7.8
Consumer Discretionary	9.7	9.3
Asset Allocation (% of fund's net assets)
As of July 31, 2005 *		As of January 31, 2005 **
	Stocks 100.1%		Stocks 95.9%
	Short-Term Investments and Net Other Assets (0.1)%***		Short-Term Investments and Net Other Assets 4.1%
* Foreign investments	6.1%	** Foreign investments	4.0%
*** Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.7%
Auto Components - 0.6%
Delphi Corp.	37,200	$ 197,160
Lear Corp.	20,900	893,893
		1,091,053
Diversified Consumer Services - 0.3%
Apollo Group, Inc. Class A (a)	2,200	165,330
Service Corp. International (SCI)	46,200	400,554
		565,884
Hotels, Restaurants & Leisure - 0.3%
Domino's Pizza, Inc.	10,000	250,200
McDonald's Corp.	11,300	352,221
		602,421
Household Durables - 1.2%
Centex Corp.	5,400	399,492
KB Home	6,600	540,606
LG Electronics, Inc.	1,510	98,276
Sony Corp. sponsored ADR	13,700	445,387
Techtronic Industries Co. Ltd.	72,000	178,759
Toll Brothers, Inc. (a)	9,100	504,322
		2,166,842
Internet & Catalog Retail - 0.9%
eBay, Inc. (a)	30,100	1,257,578
IAC/InterActiveCorp (a)	13,100	349,770
		1,607,348
Leisure Equipment & Products - 1.0%
Eastman Kodak Co.	67,400	1,802,276
Media - 3.9%
Clear Channel Communications, Inc.	15,900	518,976
EchoStar Communications Corp. Class A	7,400	212,528
Grupo Televisa SA de CV sponsored ADR	4,900	323,253
Lamar Advertising Co. Class A (a)	26,096	1,148,485
News Corp. Class A	5,232	85,700
NTL, Inc. (a)	4,953	330,018
Omnicom Group, Inc.	3,300	280,071
The Reader's Digest Association, Inc. (non-vtg.)	7,900	128,296
Time Warner, Inc. (a)	48,800	830,576
Univision Communications, Inc. Class A (a)	54,400	1,538,432
Valassis Communications, Inc. (a)	2,400	94,920
Viacom, Inc. Class B (non-vtg.)	12,041	403,253
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Media - continued
Walt Disney Co.	42,200	$ 1,082,008
XM Satellite Radio Holdings, Inc. Class A (a)	2,500	89,075
		7,065,591
Multiline Retail - 0.9%
99 Cents Only Stores (a)	19,400	238,038
Federated Department Stores, Inc.	4,700	356,589
JCPenney Co., Inc.	6,200	348,068
Kohl's Corp. (a)	8,100	456,435
Nordstrom, Inc.	7,600	281,276
		1,680,406
Specialty Retail - 0.6%
bebe Stores, Inc.	12,000	341,520
Home Depot, Inc.	17,500	761,425
Maidenform Brands, Inc.	600	10,950
		1,113,895
TOTAL CONSUMER DISCRETIONARY		17,695,716
CONSUMER STAPLES - 5.2%
Beverages - 1.0%
Coca-Cola Enterprises, Inc.	34,300	806,050
PepsiCo, Inc.	5,100	278,103
The Coca-Cola Co.	17,300	757,048
		1,841,201
Food & Staples Retailing - 1.0%
Kroger Co. (a)	14,900	295,765
Rite Aid Corp. (a)	17,700	79,473
Safeway, Inc.	26,800	651,240
Wal-Mart Stores, Inc.	9,000	444,150
Walgreen Co.	7,100	339,806
		1,810,434
Food Products - 0.7%
Corn Products International, Inc.	14,900	358,643
Nestle SA (Reg.)	1,505	412,913
Tyson Foods, Inc. Class A	23,800	443,632
		1,215,188
Household Products - 0.9%
Colgate-Palmolive Co.	29,600	1,567,024
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Personal Products - 0.2%
Gillette Co.	7,620	$ 408,965
Tobacco - 1.4%
Altria Group, Inc.	38,300	2,564,568
TOTAL CONSUMER STAPLES		9,407,380
ENERGY - 15.0%
Energy Equipment & Services - 6.5%
Baker Hughes, Inc.	4,200	237,468
BJ Services Co.	15,200	927,048
ENSCO International, Inc.	7,900	319,002
FMC Technologies, Inc. (a)	18,300	663,375
GlobalSantaFe Corp.	18,000	809,820
Halliburton Co.	44,800	2,511,040
Hornbeck Offshore Services, Inc. (a)	12,400	370,760
National Oilwell Varco, Inc. (a)	31,657	1,657,244
Pride International, Inc. (a)	29,200	759,784
Schlumberger Ltd. (NY Shares)	15,900	1,331,466
Smith International, Inc.	9,900	672,606
Transocean, Inc. (a)	9,500	536,085
Weatherford International Ltd. (a)	15,650	990,332
		11,786,030
Oil, Gas & Consumable Fuels - 8.5%
Amerada Hess Corp.	3,800	447,868
Apache Corp.	5,520	377,568
Burlington Resources, Inc.	14,200	910,362
Chevron Corp.	36,100	2,094,161
ConocoPhillips	11,000	688,490
El Paso Corp.	29,900	358,800
Encore Acquisition Co. (a)	11,100	350,094
Exxon Mobil Corp.	109,000	6,403,750
Marathon Oil Corp.	614	35,833
Occidental Petroleum Corp.	10,100	831,028
OMI Corp.	11,800	212,754
Quicksilver Resources, Inc. (a)	31,050	1,315,278
Royal Dutch Shell PLC ADR Class B (a)	2,585	164,587
Valero Energy Corp.	16,700	1,382,426
		15,572,999
TOTAL ENERGY		27,359,029
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 20.7%
Capital Markets - 3.0%
Bear Stearns Companies, Inc.	3,400	$ 347,174
Investors Financial Services Corp.	6,300	216,846
KKR Financial Corp.	600	14,688
Lehman Brothers Holdings, Inc.	5,300	557,189
Merrill Lynch & Co., Inc.	23,300	1,369,574
Morgan Stanley	32,400	1,718,820
Nuveen Investments, Inc. Class A	7,200	273,600
State Street Corp.	4,600	228,804
TradeStation Group, Inc. (a)	23,600	226,324
UBS AG (NY Shares)	5,500	450,780
		5,403,799
Commercial Banks - 4.5%
Banco Bradesco SA (PN) sponsored ADR (non-vtg.)	18,400	640,688
Bank of America Corp.	91,016	3,968,298
Korea Exchange Bank (a)	48,790	476,791
UCBH Holdings, Inc.	25,200	460,404
Wachovia Corp.	37,956	1,912,223
Wells Fargo & Co.	12,200	748,348
		8,206,752
Consumer Finance - 0.3%
Capital One Financial Corp.	6,100	503,250
Diversified Financial Services - 2.8%
Citigroup, Inc.	48,900	2,127,150
JPMorgan Chase & Co.	85,752	3,013,325
		5,140,475
Insurance - 7.0%
ACE Ltd.	21,980	1,015,696
AMBAC Financial Group, Inc.	2,500	179,600
American International Group, Inc.	117,700	7,085,540
Hartford Financial Services Group, Inc.	14,700	1,184,379
Hilb Rogal & Hobbs Co.	13,000	440,570
MetLife, Inc.	9,800	481,572
PartnerRe Ltd.	16,400	1,063,048
Platinum Underwriters Holdings Ltd.	800	27,736
Scottish Re Group Ltd.	10,700	257,335
The Chubb Corp.	2,200	195,404
Unitrin, Inc.	2,000	106,500
W.R. Berkley Corp.	21,800	815,974
		12,853,354
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - 0.9%
Apartment Investment & Management Co. Class A	13,310	$ 585,640
Digital Realty Trust, Inc.	1,600	30,304
Equity Lifestyle Properties, Inc.	1,400	61,698
General Growth Properties, Inc.	13,800	634,524
iStar Financial, Inc.	6,200	265,298
Spirit Finance Corp. (e)	2,000	23,520
		1,600,984
Thrifts & Mortgage Finance - 2.2%
Doral Financial Corp.	20,500	316,315
Fannie Mae	28,840	1,611,002
Freddie Mac	11,200	708,736
Golden West Financial Corp., Delaware	4,720	307,366
Hudson City Bancorp, Inc.	16,000	189,280
New York Community Bancorp, Inc.	6,100	111,996
Sovereign Bancorp, Inc.	25,700	616,543
W Holding Co., Inc.	6,732	71,965
		3,933,203
TOTAL FINANCIALS		37,641,817
HEALTH CARE - 9.5%
Biotechnology - 1.9%
Alkermes, Inc. (a)	5,400	83,700
Amgen, Inc. (a)	6,200	494,450
Biogen Idec, Inc. (a)	6,900	271,101
BioMarin Pharmaceutical, Inc. (a)	40,500	344,250
Cephalon, Inc. (a)	28,700	1,202,530
Genentech, Inc. (a)	3,600	321,588
MedImmune, Inc. (a)	21,600	613,656
ONYX Pharmaceuticals, Inc. (a)	4,600	107,870
		3,439,145
Health Care Equipment & Supplies - 3.9%
Aspect Medical Systems, Inc. (a)	4,000	132,000
Baxter International, Inc.	82,840	3,253,127
CONMED Corp. (a)	5,300	159,583
Cooper Companies, Inc.	5,700	391,590
Dade Behring Holdings, Inc.	4,200	318,360
Medtronic, Inc.	11,800	636,492
PerkinElmer, Inc.	14,100	295,818
Syneron Medical Ltd.	3,200	123,360
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Thermo Electron Corp. (a)	9,500	$ 283,670
Varian, Inc. (a)	4,400	164,868
Waters Corp. (a)	28,100	1,272,368
		7,031,236
Health Care Providers & Services - 0.6%
McKesson Corp.	6,200	279,000
Sierra Health Services, Inc. (a)	3,700	249,528
UnitedHealth Group, Inc.	11,200	585,760
		1,114,288
Pharmaceuticals - 3.1%
Allergan, Inc.	5,300	473,661
Connetics Corp. (a)	6,000	112,260
Pfizer, Inc.	66,100	1,751,650
Schering-Plough Corp.	95,410	1,986,436
Wyeth	28,500	1,303,875
		5,627,882
TOTAL HEALTH CARE		17,212,551
INDUSTRIALS - 16.1%
Aerospace & Defense - 4.8%
Hexcel Corp. (a)	13,100	226,368
Honeywell International, Inc.	177,360	6,966,701
Precision Castparts Corp.	2,700	242,946
Raytheon Co.	17,800	700,074
The Boeing Co.	9,900	653,499
		8,789,588
Air Freight & Logistics - 0.2%
EGL, Inc. (a)	14,800	297,924
Airlines - 0.7%
ACE Aviation Holdings, Inc. Class A (a)	9,200	286,742
AirTran Holdings, Inc. (a)	16,800	192,192
JetBlue Airways Corp. (a)	13,400	281,400
Northwest Airlines Corp. (a)	45,700	212,505
Southwest Airlines Co.	15,100	214,269
		1,187,108
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Building Products - 0.4%
Masco Corp.	13,900	$ 471,349
York International Corp.	6,900	294,837
		766,186
Commercial Services & Supplies - 0.5%
Robert Half International, Inc.	26,030	882,157
Construction & Engineering - 1.7%
Chicago Bridge & Iron Co. NV (NY Shares)	23,200	648,440
Dycom Industries, Inc. (a)	9,900	241,560
Fluor Corp.	18,700	1,193,060
Foster Wheeler Ltd. (a)	8,800	203,280
Jacobs Engineering Group, Inc. (a)	9,600	565,248
MasTec, Inc. (a)	27,900	273,420
		3,125,008
Electrical Equipment - 0.2%
ABB Ltd. sponsored ADR (a)	33,800	230,178
Cooper Industries Ltd. Class A	2,900	187,282
		417,460
Industrial Conglomerates - 6.1%
3M Co.	4,500	337,500
General Electric Co.	220,850	7,619,325
Tyco International Ltd.	102,840	3,133,535
		11,090,360
Machinery - 0.4%
ITT Industries, Inc.	7,400	787,360
Road & Rail - 0.6%
Norfolk Southern Corp.	28,600	1,064,206
Trading Companies & Distributors - 0.5%
Watsco, Inc.	9,300	440,448
WESCO International, Inc. (a)	15,300	521,118
		961,566
TOTAL INDUSTRIALS		29,368,923
INFORMATION TECHNOLOGY - 10.5%
Communications Equipment - 1.2%
Avaya, Inc. (a)	22,000	227,260
Comverse Technology, Inc. (a)	16,200	409,698
Juniper Networks, Inc. (a)	20,200	484,598
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Motorola, Inc.	12,400	$ 262,632
Nokia Corp. sponsored ADR	57,600	918,720
		2,302,908
Computers & Peripherals - 1.7%
Dell, Inc. (a)	3,700	149,739
EMC Corp. (a)	27,400	375,106
Hewlett-Packard Co.	71,600	1,762,792
International Business Machines Corp.	2,820	235,357
Maxtor Corp. (a)	42,100	248,390
Western Digital Corp. (a)	18,730	280,763
		3,052,147
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	46,000	1,207,040
Amphenol Corp. Class A	5,600	249,424
Symbol Technologies, Inc.	43,400	505,176
Trimble Navigation Ltd. (a)	3,000	116,880
TTM Technologies, Inc. (a)	20,000	141,800
Vishay Intertechnology, Inc. (a)	25,800	361,716
		2,582,036
Internet Software & Services - 1.0%
Akamai Technologies, Inc. (a)	14,300	218,361
Google, Inc. Class A (sub. vtg.)	3,200	920,832
Yahoo!, Inc. (a)	18,700	623,458
		1,762,651
IT Services - 0.7%
Affiliated Computer Services, Inc. Class A (a)	10,500	524,685
Anteon International Corp. (a)	10,600	497,670
Ceridian Corp. (a)	14,200	297,206
		1,319,561
Office Electronics - 0.1%
Xerox Corp. (a)	12,800	169,088
Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc.	8,100	317,520
Cabot Microelectronics Corp. (a)(d)	10,600	318,742
Freescale Semiconductor, Inc. Class A	29,000	740,080
Intel Corp.	44,500	1,207,730
Maxim Integrated Products, Inc.	15,600	653,172
Micron Technology, Inc. (a)	16,100	191,268
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
PMC-Sierra, Inc. (a)	9,000	$ 88,470
Samsung Electronics Co. Ltd.	440	242,940
		3,759,922
Software - 2.3%
BEA Systems, Inc. (a)	26,159	237,001
Electronic Arts, Inc. (a)	7,500	432,000
Macrovision Corp. (a)	1,800	39,294
Microsoft Corp.	69,660	1,783,993
NAVTEQ Corp.	8,000	351,760
Oracle Corp. (a)	13,600	184,688
Siebel Systems, Inc.	25,200	211,680
Symantec Corp. (a)	27,700	608,569
TIBCO Software, Inc. (a)	18,700	143,803
Ulticom, Inc. (a)	17,800	218,050
		4,210,838
TOTAL INFORMATION TECHNOLOGY		19,159,151
MATERIALS - 6.8%
Chemicals - 4.5%
Ashland, Inc.	2,600	159,770
Cytec Industries, Inc.	2,900	131,602
Dow Chemical Co.	10,700	513,065
E.I. du Pont de Nemours & Co.	61,600	2,629,088
Ecolab, Inc.	5,900	198,122
Ferro Corp.	19,100	429,750
Georgia Gulf Corp.	5,700	180,861
Lyondell Chemical Co.	59,918	1,674,109
Monsanto Co.	13,000	875,810
Mosaic Co. (a)	22,000	382,800
Praxair, Inc.	11,200	553,168
Rohm & Haas Co.	8,900	409,934
		8,138,079
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	3,000	218,070
Containers & Packaging - 1.2%
Crown Holdings, Inc. (a)	10,000	157,900
Owens-Illinois, Inc. (a)	30,300	777,195
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Containers & Packaging - continued
Packaging Corp. of America	19,400	$ 412,250
Smurfit-Stone Container Corp. (a)	70,100	850,313
		2,197,658
Metals & Mining - 1.0%
Alcoa, Inc.	24,800	695,640
Freeport-McMoRan Copper & Gold, Inc. Class B	9,100	366,548
Industrias Penoles SA de CV	20,000	93,469
Newmont Mining Corp.	19,500	732,225
		1,887,882
TOTAL MATERIALS		12,441,689
TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 3.1%
ALLTEL Corp.	3,900	259,350
Covad Communications Group, Inc. (a)	314,000	423,900
NeuStar, Inc. Class A	1,200	33,600
New Skies Satellites Holdings Ltd.	11,000	227,700
SBC Communications, Inc.	124,800	3,051,360
Telewest Global, Inc. (a)	32,700	730,518
Verizon Communications, Inc.	27,600	944,748
		5,671,176
Wireless Telecommunication Services - 2.0%
American Tower Corp. Class A (a)	23,000	528,540
Leap Wireless International, Inc. (a)	6,000	186,300
Nextel Communications, Inc. Class A (a)	55,100	1,917,480
Nextel Partners, Inc. Class A (a)	36,800	916,320
		3,548,640
TOTAL TELECOMMUNICATION SERVICES		9,219,816
UTILITIES - 1.5%
Electric Utilities - 0.9%
Entergy Corp.	9,200	717,048
ITC Holdings Corp.	300	8,400
PG&E Corp.	14,600	549,398
PPL Corp.	5,700	351,006
Southern Co.	2,660	93,073
		1,718,925
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.2%
AES Corp. (a)	10,700	$ 171,735
TXU Corp.	1,400	121,296
		293,031
Multi-Utilities - 0.4%
CMS Energy Corp. (a)	33,900	536,976
Public Service Enterprise Group, Inc.	1,500	96,450
		633,426
TOTAL UTILITIES		2,645,382
TOTAL COMMON STOCKS (Cost $159,843,818)		182,151,454
Money Market Funds - 0.5%

Fidelity Cash Central Fund, 3.31% (b)	811,718	811,718
Fidelity Securities Lending Cash Central Fund, 3.32% (b)(c)	124,000	124,000
TOTAL MONEY MARKET FUNDS (Cost $935,718)		935,718
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $160,779,536)		183,087,172
NET OTHER ASSETS - (0.6)%		(1,016,563)
NET ASSETS - 100%		$ 182,070,609
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $23,520 or 0.0% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2005

Assets
Investment in securities, at value (including securities loaned of $120,280) (cost $160,779,536) - See accompanying schedule		$ 183,087,172
Receivable for investments sold		725,580
Receivable for fund shares sold		623,999
Dividends receivable		149,766
Interest receivable		5,734
Prepaid expenses		125
Other receivables		35,204
Total assets		184,627,580

Liabilities
Payable to custodian bank	$ 825
Payable for investments purchased	2,113,117
Payable for fund shares redeemed	158,904
Accrued management fee	81,302
Other affiliated payables	50,012
Other payables and accrued expenses	28,811
Collateral on securities loaned, at value	124,000
Total liabilities		2,556,971

Net Assets		$ 182,070,609
Net Assets consist of:
Paid in capital		$ 158,987,382
Undistributed net investment income		540,880
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		234,710
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,307,637
Net Assets, for 13,779,253 shares outstanding		$ 182,070,609
Net Asset Value, offering price and redemption price per share ($182,070,609 ÷ 13,779,253 shares)		$ 13.21

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2005

Investment Income
Dividends		$ 2,077,433
Interest		85,929
Security lending		4,896
Total income		2,168,258

Expenses
Management fee Basic fee	$ 698,308
Performance adjustment	(46,418)
Transfer agent fees	386,640
Accounting and security lending fees	46,264
Independent trustees' compensation	560
Custodian fees and expenses	29,074
Registration fees	30,438
Audit	33,553
Legal	498
Miscellaneous	2,252
Total expenses before reductions	1,181,169
Expense reductions	(52,818)	1,128,351
Net investment income (loss)		1,039,907
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	606,323
Foreign currency transactions	(2,912)
Total net realized gain (loss)		603,411
Change in net unrealized appreciation (depreciation) on: Investment securities	17,741,372
Assets and liabilities in foreign currencies	12
Total change in net unrealized appreciation (depreciation)		17,741,384
Net gain (loss)		18,344,795
Net increase (decrease) in net assets resulting from operations		$ 19,384,702

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,039,907	$ 253,479
Net realized gain (loss)	603,411	342,318
Change in net unrealized appreciation (depreciation)	17,741,384	4,732,030
Net increase (decrease) in net assets resulting from operations	19,384,702	5,327,827
Distributions to shareholders from net investment income	(665,959)	(70,717)
Distributions to shareholders from net realized gain	(480,889)	(168,054)
Total distributions	(1,146,848)	(238,771)
Share transactions Proceeds from sales of shares	147,890,874	73,889,048
Reinvestment of distributions	1,111,333	232,131
Cost of shares redeemed	(53,710,260)	(29,251,784)
Net increase (decrease) in net assets resulting from share transactions	95,291,947	44,869,395
Total increase (decrease) in net assets	113,529,801	49,958,451

Net Assets
Beginning of period	68,540,808	18,582,357
End of period (including undistributed net investment income of $540,880 and undistributed net investment income of $189,382, respectively)	$ 182,070,609	$ 68,540,808
Other Information Shares
Sold	12,009,001	6,816,269
Issued in reinvestment of distributions	95,055	21,396
Redeemed	(4,420,951)	(2,650,499)
Net increase (decrease)	7,683,105	4,187,166

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2005	2004	2003 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.24	$ 9.73	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11	.05	- G
Net realized and unrealized gain (loss)	2.03	1.52	(.27)
Total from investment operations	2.14	1.57	(.27)
Distributions from net investment income	(.09)	(.02)	-
Distributions from net realized gain	(.08)	(.04)	-
Total distributions	(.17)	(.06)	-
Net asset value, end of period	$ 13.21	$ 11.24	$ 9.73
Total Return B, C	19.20%	16.16%	(2.70)%
Ratios to Average Net Assets F
Expenses before expense reductions	.97%	1.17%	3.37% A
Expenses net of voluntary waivers, if any	.97%	1.17%	1.50% A
Expenses net of all reductions	.93%	1.13%	1.50% A
Net investment income (loss)	.85%	.50%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 182,071	$ 68,541	$ 18,582
Portfolio turnover rate	81%	111%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 17, 2003 (commencement of operations) to July 31, 2003.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

1. Significant Accounting Policies.

Fidelity Blue Chip Value Fund (the fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 24,568,081
Unrealized depreciation	(2,978,018)
Net unrealized appreciation (depreciation)	21,590,063
Undistributed ordinary income	528,214
Undistributed long-term capital gain	929,984

Cost for federal income tax purposes	$ 161,497,109

The tax character of distributions paid was as follows:

	July 31, 2005	July 31, 2004
Ordinary Income	$ 922,433	$ 238,771
Long-term Capital Gains	224,415	-
Total	$ 1,146,848	$ 238,771

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $192,344,633 and $97,010,176, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .54% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .32% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting rec-ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $99,577 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,318 for the period.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $52,818 for the period.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Blue Chip Value Fund (a fund of Fidelity Securities Fund) at July 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Blue Chip Value Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 9, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 319 funds advised by FMR or an affiliate. Mr. McCoy oversees 321 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 310 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity Funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Blue Chip Value (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005- present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002- 2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions, including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003- present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Acad-emy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Blue Chip Value. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Eric D. Roiter (56)

Year of Election or Appointment: 2003

Secretary of Blue Chip Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Blue Chip Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Blue Chip Value. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2003

Chief Financial Officer of Blue Chip Value. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Blue Chip Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Blue Chip Value. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Blue Chip Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Blue Chip Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment:2005

Deputy Treasurer of Blue Chip Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2003 Assistant Treasurer of Blue Chip Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Blue Chip Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2003 Assistant Treasurer of Blue Chip Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Value. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Blue Chip Value voted to pay on September 12, 2005, to shareholders of record at the opening of business on September 9, 2005, a distribution of $0.07 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.04 per share from net investment income.

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended July 31, 2005, $884,000, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended July 31, 2004, $234,000, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in September and December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Value Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2004, the fund's return, the return of a broad-based securities market index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Blue Chip Value Fund Performance Summary vs. Lipper Objective (%):

18
16
14
12
10
8
6
4
2
0
Cumulative Total Return (%)
16.5
14.4
12.8
6.4
1 Year
75th Percentile
Fund Return
Benchmark Return
25th Percentile

% Beaten 83%

Lipper Objective: Growth

SEC Benchmark: Russell 1000 Value

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth-oriented stocks, and funds that (like the fund) focus their investments on value-oriented securities. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one-year period. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Blue Chip Value

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Blue Chip Value
Blue Chip Value including Perf. Fee
Fund Commenced Operations 6/17/03
83
90
58
83
88
57
55
Dec-03
Dec-04

	Dec-03	Dec-04
TMG %	14%	15%
Funds/Classes	1,296	1,305
ASPG Quadrant	1st	1st

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

3501 PGA Boulevard
West Palm Beach, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Annual Report

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Inc. Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

BCV-UANN-0905
1.789709.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Dividend Growth

Fund

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity® Dividend Growth Fund	10.08%	1.29%	11.48%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund on July 31, 1994. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Mangum, Portfolio Manager of Fidelity® Dividend Growth Fund

A late-inning rally on Wall Street helped push some key U.S. equity indexes to four-year highs by the conclusion of the 12-month period ending July 31, 2005. Spurred on by bullish economic data and strong corporate earnings, investors enjoyed a stellar month of July, capping off a turbulent 12-month period for U.S. equity markets. Stock prices bounced up and down during most of the year, moving in cadence with gyrations in the price of crude oil and investors' gathering and ebbing concerns about inflation. The Federal Reserve Board raised short-term interest rates eight times during the period, also affecting overall market sentiment. Despite their fluctuations, the major equity indexes finished on a high note, with the Standard & Poor's 500SM Index and the NASDAQ Composite® Index posting gains of 14.05% and 16.51%, respectively, for the period. The small-cap Russell 2000® Index rose 24.78% and the Russell Midcap® Index jumped 28.93%, while the blue-chips' Dow Jones Industrial AverageSM advanced only 7.29%.

For the 12-month period ending July 31, 2005, Fidelity Dividend Growth Fund gained 10.08%, but fell short of both the Standard & Poor's 500 Index and the LipperSM Growth Funds Average, which advanced 15.92%. Unfortunate stock picking was the primary reason for the fund's lagging performance relative to the index, with company-specific issues surrounding three individual stocks - mortgage underwriter Fannie Mae, financial services giant American International Group, and media and entertainment outlet Clear Channel Communications - accounting for most of the shortfall. The fund was significantly underweighted in the high-flying energy sector and thus not in a position to gain the full benefit of its strength. However, the fund's holdings in several high-volatility, growth-oriented energy equipment and services names - among them oil drillers such as Diamond Offshore Drilling - did quite well during the period, virtually offsetting the negative effect of the large underweighting in energy. Upside performance was led by pharmaceuticals and health care equipment distributor Cardinal Health and national drug store chain CVS.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share-holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Actual	$ 1,000.00	$ 1,040.00	$ 3.24
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.62	$ 3.21

* Expenses are equal to the Fund's annualized expense ratio of .64%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	6.2	5.5
Home Depot, Inc.	6.0	5.4
American International Group, Inc.	5.6	5.7
Microsoft Corp.	5.1	5.1
Wyeth	4.4	3.7
SBC Communications, Inc.	4.4	4.1
General Electric Co.	4.1	3.8
Clear Channel Communications, Inc.	4.0	3.8
Pfizer, Inc.	3.7	3.9
CVS Corp.	2.4	2.4
	45.9
Top Five Market Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.8	25.8
Information Technology	18.0	16.3
Health Care	16.8	16.1
Consumer Discretionary	12.6	10.6
Industrials	9.4	8.5
Asset Allocation (% of fund's net assets)
As of July 31, 2005*		As of January 31, 2005**
	Stocks 97.9%		Stocks 97.3%
	Convertible Securities 0.1%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets 2.0%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	2.6%	** Foreign investments	2.7%

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 12.6%
Hotels, Restaurants & Leisure - 0.7%
Carnival Corp. unit	423,100	$ 22,170
McDonald's Corp.	2,966,800	92,475
Royal Caribbean Cruises Ltd.	376,500	17,112
		131,757
Media - 5.5%
Cablevision Systems Corp. - NY Group Class A (a)	882,000	27,316
Clear Channel Communications, Inc.	21,360,940	697,221
E.W. Scripps Co. Class A	198,600	10,035
News Corp. Class A	7,255,800	118,850
Omnicom Group, Inc.	703,400	59,698
Tribune Co.	1,197,900	43,723
Univision Communications, Inc. Class A (a)	100,300	2,836
		959,679
Specialty Retail - 6.4%
Home Depot, Inc.	23,995,000	1,044,022
Ross Stores, Inc.	399,176	10,578
TJX Companies, Inc.	2,249,100	52,876
		1,107,476
TOTAL CONSUMER DISCRETIONARY		2,198,912
CONSUMER STAPLES - 7.4%
Beverages - 0.5%
PepsiCo, Inc.	1,757,790	95,852
Food & Staples Retailing - 4.4%
CVS Corp.	13,221,100	410,251
Safeway, Inc.	7,476,300	181,674
Wal-Mart Stores, Inc.	3,437,400	169,636
		761,561
Household Products - 0.3%
Colgate-Palmolive Co.	864,100	45,745
Personal Products - 0.6%
Alberto-Culver Co.	2,490,745	112,382
Tobacco - 1.6%
Altria Group, Inc.	4,060,900	271,918
TOTAL CONSUMER STAPLES		1,287,458
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 4.3%
Energy Equipment & Services - 2.8%
Diamond Offshore Drilling, Inc.	2,208,600	$ 126,023
ENSCO International, Inc.	2,044,294	82,549
GlobalSantaFe Corp.	3,349,879	150,711
Transocean, Inc. (a)	2,389,500	134,839
		494,122
Oil, Gas & Consumable Fuels - 1.5%
ConocoPhillips	3,420,400	214,083
Exxon Mobil Corp.	728,020	42,771
		256,854
TOTAL ENERGY		750,976
FINANCIALS - 21.8%
Capital Markets - 3.2%
Goldman Sachs Group, Inc.	2,002,900	215,272
Merrill Lynch & Co., Inc.	3,113,800	183,029
Morgan Stanley	2,240,500	118,859
Nuveen Investments, Inc. Class A	966,000	36,708
		553,868
Commercial Banks - 3.6%
Bank of America Corp.	6,410,798	279,511
Synovus Financial Corp.	939,700	27,787
Wachovia Corp.	2,664,153	134,220
Wells Fargo & Co.	2,910,000	178,499
		620,017
Consumer Finance - 0.3%
Capital One Financial Corp.	284,600	23,480
MBNA Corp.	950,100	23,905
		47,385
Diversified Financial Services - 1.7%
Citigroup, Inc.	5,870,139	255,351
JPMorgan Chase & Co.	1,334,324	46,888
		302,239
Insurance - 10.1%
ACE Ltd.	2,073,600	95,821
AFLAC, Inc.	392,400	17,697
AMBAC Financial Group, Inc.	1,401,200	100,662
American International Group, Inc.	16,294,200	980,911
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Hartford Financial Services Group, Inc.	3,846,620	$ 309,922
MBIA, Inc.	1,422,900	86,427
MetLife, Inc.	2,685,000	131,941
MetLife, Inc. unit	1,449,900	40,119
		1,763,500
Thrifts & Mortgage Finance - 2.9%
Fannie Mae	5,533,234	309,086
MGIC Investment Corp.	1,743,400	119,562
Washington Mutual, Inc.	1,693,000	71,919
		500,567
TOTAL FINANCIALS		3,787,576
HEALTH CARE - 16.8%
Health Care Equipment & Supplies - 0.2%
Medtronic, Inc.	535,700	28,896
Health Care Providers & Services - 6.2%
Cardinal Health, Inc.	18,176,470	1,082,955
Pharmaceuticals - 10.4%
Johnson & Johnson	4,684,500	299,621
Pfizer, Inc.	23,808,100	630,915
Schering-Plough Corp.	5,151,300	107,250
Wyeth	16,791,060	768,191
		1,805,977
TOTAL HEALTH CARE		2,917,828
INDUSTRIALS - 9.4%
Aerospace & Defense - 1.5%
Honeywell International, Inc.	1,882,900	73,960
Lockheed Martin Corp.	1,031,200	64,347
Northrop Grumman Corp.	553,783	30,707
United Technologies Corp.	1,635,400	82,915
		251,929
Commercial Services & Supplies - 0.3%
ChoicePoint, Inc. (a)	1,310,100	57,120
Industrial Conglomerates - 6.6%
3M Co.	2,315,300	173,648
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - continued
General Electric Co.	20,525,400	$ 708,126
Tyco International Ltd.	8,850,800	269,684
		1,151,458
Machinery - 0.7%
Ingersoll-Rand Co. Ltd. Class A	1,631,600	127,542
Marine - 0.1%
Alexander & Baldwin, Inc.	275,616	14,740
Road & Rail - 0.2%
Burlington Northern Santa Fe Corp.	190,600	10,340
CSX Corp.	460,800	20,985
		31,325
TOTAL INDUSTRIALS		1,634,114
INFORMATION TECHNOLOGY - 17.9%
Communications Equipment - 3.9%
Cisco Systems, Inc. (a)	20,463,400	391,874
Comverse Technology, Inc. (a)	1,921,500	48,595
Lucent Technologies, Inc. warrants 12/10/07 (a)	725,401	530
Motorola, Inc.	3,641,900	77,135
Nokia Corp. sponsored ADR	7,712,600	123,016
QUALCOMM, Inc.	1,102,200	43,526
		684,676
Computers & Peripherals - 3.1%
Dell, Inc. (a)	5,861,800	237,227
Hewlett-Packard Co.	2,266,500	55,801
International Business Machines Corp.	2,931,300	244,646
		537,674
Electronic Equipment & Instruments - 0.3%
Flextronics International Ltd. (a)	2,426,800	32,859
Jabil Circuit, Inc. (a)	329,300	10,271
Solectron Corp. (a)	675,600	2,594
		45,724
IT Services - 0.1%
Affiliated Computer Services, Inc. Class A (a)	311,500	15,566
Semiconductors & Semiconductor Equipment - 3.5%
Analog Devices, Inc.	317,200	12,434
Applied Materials, Inc.	6,546,000	120,839
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Intel Corp.	11,932,000	$ 323,834
KLA-Tencor Corp.	757,500	39,163
Lam Research Corp. (a)	1,133,300	32,242
Linear Technology Corp.	215,400	8,370
Novellus Systems, Inc. (a)	722,700	20,850
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,277,925	19,567
United Microelectronics Corp. sponsored ADR	6,080,176	23,409
Xilinx, Inc.	145,500	4,125
		604,833
Software - 7.0%
BEA Systems, Inc. (a)	5,128,200	46,461
Microsoft Corp.	35,037,087	897,300
Symantec Corp. (a)	12,585,537	276,504
		1,220,265
TOTAL INFORMATION TECHNOLOGY		3,108,738
MATERIALS - 0.3%
Chemicals - 0.3%
Praxair, Inc.	1,033,500	51,045
TELECOMMUNICATION SERVICES - 7.2%
Diversified Telecommunication Services - 6.8%
BellSouth Corp.	5,787,100	159,724
Qwest Communications International, Inc. (a)	28,200,000	107,724
SBC Communications, Inc.	31,380,791	767,260
Verizon Communications, Inc.	4,481,650	153,407
		1,188,115
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	1,970,400	68,570
TOTAL TELECOMMUNICATION SERVICES		1,256,685
UTILITIES - 0.2%
Electric Utilities - 0.2%
PG&E Corp.	1,174,400	44,193
TOTAL COMMON STOCKS (Cost $15,330,508)		17,037,525
Convertible Bonds - 0.1%
	Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
CIENA Corp. 3.75% 2/1/08	$ 8,560	$ 7,587
TOTAL CONVERTIBLE BONDS (Cost $8,560)		7,587
Money Market Funds - 2.3%
	Shares
Fidelity Cash Central Fund, 3.31% (b) (Cost $399,316)	399,315,559	399,316
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $15,738,384)		17,444,428
NET OTHER ASSETS - (0.3)%		(45,836)
NET ASSETS - 100%		$ 17,398,592
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2005

Assets
Investment in securities, at value (cost $15,738,384) - See accompanying schedule		$ 17,444,428
Receivable for investments sold		52,470
Receivable for fund shares sold		13,852
Dividends receivable		22,665
Interest receivable		1,336
Prepaid expenses		30
Other affiliated receivables		26
Other receivables		1,096
Total assets		17,535,903

Liabilities
Payable for investments purchased	$ 96,362
Payable for fund shares redeemed	31,441
Accrued management fee	5,853
Other affiliated payables	3,579
Other payables and accrued expenses	76
Total liabilities		137,311

Net Assets		$ 17,398,592
Net Assets consist of:
Paid in capital		$ 15,618,620
Undistributed net investment income		111,008
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(37,080)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,706,044
Net Assets, for 603,014 shares outstanding		$ 17,398,592
Net Asset Value, offering price and redemption price per share ($17,398,592 ÷ 603,014 shares)		$ 28.85

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2005

Investment Income
Dividends		$ 299,932
Special Dividends		106,976
Interest		12,855
Security lending		325
Total income		420,088

Expenses
Management fee Basic fee	$ 104,385
Performance adjustment	(24,936)
Transfer agent fees	41,053
Accounting and security lending fees	1,584
Independent trustees' compensation	96
Appreciation in deferred trustee compensation account	3
Custodian fees and expenses	280
Registration fees	102
Audit	145
Legal	42
Miscellaneous	161
Total expenses before reductions	122,915
Expense reductions	(2,208)	120,707
Net investment income (loss)		299,381
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	243,907
Foreign currency transactions	59
Futures contracts	11,990
Total net realized gain (loss)		255,956
Change in net unrealized appreciation (depreciation) on: Investment securities	1,190,068
Assets and liabilities in foreign currencies	(16)
Futures contracts	3,469
Total change in net unrealized appreciation (depreciation)		1,193,521
Net gain (loss)		1,449,477
Net increase (decrease) in net assets resulting from operations		$ 1,748,858

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 299,381	$ 133,702
Net realized gain (loss)	255,956	573,551
Change in net unrealized appreciation (depreciation)	1,193,521	587,273
Net increase (decrease) in net assets resulting from operations	1,748,858	1,294,526
Distributions to shareholders from net investment income	(269,023)	(142,749)
Share transactions Proceeds from sales of shares	3,009,735	5,305,733
Reinvestment of distributions	260,163	137,933
Cost of shares redeemed	(5,738,004)	(3,945,945)
Net increase (decrease) in net assets resulting from share transactions	(2,468,106)	1,497,721
Total increase (decrease) in net assets	(988,271)	2,649,498

Net Assets
Beginning of period	18,386,863	15,737,365
End of period (including undistributed net investment income of $111,008 and undistributed net investment income of $80,780, respectively)	$ 17,398,592	$ 18,386,863
Other Information Shares
Sold	109,723	198,128
Issued in reinvestment of distributions	9,419	5,341
Redeemed	(207,836)	(147,303)
Net increase (decrease)	(88,694)	56,166

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 26.58	$ 24.76	$ 22.20	$ 29.75	$ 30.90
Income from Investment Operations
Net investment income (loss) B	.45 C	.20	.22	.24 E	.16
Net realized and unrealized gain (loss)	2.21	1.84	2.56	(7.31) E	1.27
Total from investment operations	2.66	2.04	2.78	(7.07)	1.43
Distributions from net investment income	(.39)	(.22)	(.22)	(.15)	(.18)
Distributions from net realized gain	-	-	-	(.33)	(2.40)
Total distributions	(.39)	(.22)	(.22)	(.48)	(2.58)
Net asset value, end of period	$ 28.85	$ 26.58	$ 24.76	$ 22.20	$ 29.75
Total Return A	10.08%	8.27%	12.63%	(24.04)%	4.58%
Ratios to Average Net Assets D
Expenses before expense reductions	.68%	.90%	1.05%	.98%	.97%
Expenses net of voluntary waivers, if any	.68%	.90%	1.05%	.98%	.97%
Expenses net of all reductions	.66%	.89%	1.02%	.95%	.94%
Net investment income (loss)	1.64% C	.75%	.94%	.90% E	.54%
Supplemental Data
Net assets, end of period (in millions)	$ 17,399	$ 18,387	$ 15,737	$ 12,648	$ 14,463
Portfolio turnover rate	26%	37%	51%	81%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.06%.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Dividend Growth Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,648,714
Unrealized depreciation	(1,044,862)
Net unrealized appreciation (depreciation)	1,603,852
Undistributed ordinary income	95,971
Undistributed long-term capital gain	56,209

Cost for federal income tax purposes	$ 15,840,576

The tax character of distributions paid was as follows:

	July 31, 2005	July 31, 2004
Ordinary Income	$ 269,023	$ 142,749

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $4,590,302 and $6,478,605, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .44% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $12,011 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $248 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. At period end there were no security loans outstanding.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,798 for the period. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $410.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 9, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 319 funds advised by FMR or an affiliate. Mr. McCoy oversees 321 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 310 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Dividend Growth (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Dividend Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles Mangum (40)
Year of Election or Appointment: 1997 Vice President of Dividend Growth. Mr. Mangum also serves as Vice President of other funds advised by FMR.
Eric D. Roiter (56)

Year of Election or Appointment: 2003

Secretary of Dividend Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Dividend Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Dividend Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2003

Chief Financial Officer of Dividend Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Dividend Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Dividend Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Dividend Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Dividend Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment:2005

Deputy Treasurer of Dividend Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Dividend Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2003 Assistant Treasurer of Dividend Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Dividend Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2003 Assistant Treasurer of Dividend Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of Dividend Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Dividend Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on September 12, 2005, to shareholders of record at the opening of business on September 9, 2005, a distribution of $.10 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.16 per share from net investment income.

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended July 31, 2005, $65,113,000, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended July 31, 2004, $0, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the fund's returns, the returns of a broad-based securities market index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Dividend Growth Fund Performance Summary vs. Lipper Objective (%):

Cumulative Total Return (%)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
12.8
10.9
6.4
5.8
1 Year
20
15
10
5
0
-5
16.3
11.2
3.9
-2.7
3 Year
20
10
0
-10
-20
-30
-40
12.2
2.1
-11.0
-34.6
5 Year
75th Percentile
Fund Return
Benchmark Return
25th Percentile

% Beaten	22%	46%	82%

Lipper Objective: Growth
SEC Benchmark: S&P 500

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the fourth quartile for the one-year period, the third quartile for the three-year period and the first quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the five-year cumulative total return of the fund was higher than its benchmark. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Dividend Growth

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Dividend Growth
Dividend Growth including Perf. Fee
84
65
58
71
83
66
58
75
84
68
58
76
83
69
58
74
83
68
57
55
Mar-01
Dec-01
Dec-02
Dec-03
Dec-04

	Mar-01	Dec-01	Dec-02	Dec-03	Dec-04
TMG %	13%	14%	14%	14%	15%
Funds/Classes	1,009	1,138	1,289	1,296	1,305
ASPG Quadrant	2nd	2nd	2nd	1st	1st

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

3501 PGA Boulevard
West Palm Beach, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Annual Report

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity International Investment
Advisors

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.,
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

DGF-UANN-0905
1.789245.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Growth & Income

Portfolio

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income Portfolio	11.15%	-0.70%	9.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Growth & Income Portfolio on July 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steve Kaye, Portfolio Manager of Fidelity® Growth & Income Portfolio

A late-inning rally on Wall Street helped push some key U.S. equity indexes to four-year highs by the conclusion of the 12-month period ending July 31, 2005. Spurred on by bullish economic data and strong corporate earnings, investors enjoyed a stellar month of July, capping off a turbulent 12-month period for U.S. equity markets. Stock prices bounced up and down during most of the year, moving in cadence with gyrations in the price of crude oil and investors' gathering and ebbing concerns about inflation. The Federal Reserve Board raised short-term interest rates eight times during the period, also affecting overall market sentiment. Despite their fluctuations, the major equity indexes finished on a high note, with the Standard & Poor's 500SM Index and the NASDAQ Composite® Index posting gains of 14.05% and 16.51%, respectively, for the period. The small-cap Russell 2000® Index rose 24.78% and the Russell Midcap® Index jumped 28.93%, while the blue-chips' Dow Jones Industrial AverageSM advanced 7.29%.

The fund had a solid absolute return of 11.15% during the 12-month period ending July 31, 2005, but trailed the S&P 500® and the 14.84% return of the LipperSM Growth & Income Funds Average. Underweighting strong-performing energy stocks was the primary reason for the fund's shortfall relative to the index - a disparity caused mainly by a lack of exposure to such names as ConocoPhillips, Occidental Petroleum and Valero Energy. Overweighting telecommunication services and unfavorable security selection in the sector was the fund's second-largest relative detractor. Despite their low valuations, high dividend yields and impressive cash flows, fund holdings Verizon Communications and SBC Communications failed to capture investor enthusiasm during the past year. On the upside, good stock selection in financials was key. Student loan lender SLM Corp. - or Sallie Mae - was the fund's top absolute and relative performer, as it continued to post strong earnings growth. MGM MIRAGE and Harrah's Entertainment also were among the fund's top relative contributors. Both made well-timed acquisitions that expanded their growth and both have benefited from higher room rates, making them less dependent on gambling income.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Actual	$ 1,000.00	$ 1,035.00	$ 3.48
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.37	$ 3.46

* Expenses are equal to the Fund's annualized expense ratio of .69%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
SLM Corp.	4.3	4.0
Exxon Mobil Corp.	4.2	3.6
General Electric Co.	4.2	4.0
Microsoft Corp.	3.2	3.2
UnitedHealth Group, Inc.	2.7	2.4
Verizon Communications, Inc.	2.4	2.6
SBC Communications, Inc.	2.4	2.3
Altria Group, Inc.	2.2	2.0
Wal-Mart Stores, Inc.	1.8	2.1
American International Group, Inc.	1.8	2.1
	29.2
Top Five Market Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.1	20.0
Health Care	16.2	13.6
Information Technology	12.6	10.1
Consumer Staples	11.6	12.4
Consumer Discretionary	11.4	10.6
Asset Allocation (% of fund's net assets)
As of July 31, 2005 *		As of January 31, 2005 **
	Stocks 99.0%		Stocks 94.9%
	Convertible Securities 0.0%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets 1.0%		Short-Term Investments and Net Other Assets 4.5%
* Foreign investments	4.9%	** Foreign investments	4.6%

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 11.4%
Diversified Consumer Services - 0.4%
Apollo Group, Inc. Class A (a)	1,871,300	$ 140,628
Hotels, Restaurants & Leisure - 2.3%
Carnival Corp. unit	2,606,900	136,602
Harrah's Entertainment, Inc.	1,986,700	156,433
Marriott International, Inc. Class A	1,941,100	132,907
McDonald's Corp.	3,262,650	101,697
MGM MIRAGE (a)	3,453,456	156,960
Starbucks Corp. (a)	649,906	34,153
Starwood Hotels & Resorts Worldwide, Inc. unit	75,300	4,768
		723,520
Internet & Catalog Retail - 0.3%
eBay, Inc. (a)	2,670,900	111,590
Media - 4.6%
Arbitron, Inc.	492,700	20,447
Clear Channel Communications, Inc.	351,000	11,457
Comcast Corp. Class A (special) (a)	2,076,998	62,310
E.W. Scripps Co. Class A	744,600	37,625
EchoStar Communications Corp. Class A	6,661,845	191,328
Gannett Co., Inc.	1,898,700	138,529
News Corp. Class B (d)	10,496,300	182,006
Omnicom Group, Inc.	5,006,900	424,936
Time Warner, Inc. (a)	4,081,046	69,459
Univision Communications, Inc. Class A (a)	3,844,900	108,734
Viacom, Inc. Class B (non-vtg.)	2,470,147	82,725
Walt Disney Co.	4,822,700	123,654
		1,453,210
Multiline Retail - 1.6%
Family Dollar Stores, Inc.	2,072,000	53,458
Federated Department Stores, Inc.	1,037,400	78,708
Kohl's Corp. (a)	1,838,700	103,611
Target Corp.	4,195,100	246,462
The May Department Stores Co.	494,600	20,303
		502,542
Specialty Retail - 1.9%
Best Buy Co., Inc.	494,600	37,886
Home Depot, Inc.	7,428,350	323,208
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lowe's Companies, Inc.	1,335,500	$ 88,437
Staples, Inc.	6,792,750	154,671
		604,202
Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc. Class B	885,900	74,238
Polo Ralph Lauren Corp. Class A	269,600	13,275
		87,513
TOTAL CONSUMER DISCRETIONARY		3,623,205
CONSUMER STAPLES - 11.6%
Beverages - 2.3%
Anheuser-Busch Companies, Inc.	1,102,700	48,905
Diageo PLC sponsored ADR	1,879,500	104,632
PepsiCo, Inc.	5,630,507	307,032
The Coca-Cola Co.	6,190,500	270,896
		731,465
Food & Staples Retailing - 4.1%
Costco Wholesale Corp.	286,800	13,184
Safeway, Inc.	3,345,030	81,284
Sysco Corp.	5,913,600	213,244
Wal-Mart Stores, Inc.	11,564,300	570,698
Walgreen Co.	8,038,500	384,723
Whole Foods Market, Inc.	221,120	30,185
		1,293,318
Food Products - 0.2%
Kellogg Co.	1,211,800	54,907
Household Products - 1.6%
Colgate-Palmolive Co.	3,652,000	193,337
Kimberly-Clark Corp.	1,968,300	125,499
Procter & Gamble Co.	3,745,982	208,389
		527,225
Personal Products - 1.2%
Avon Products, Inc.	442,400	14,471
Gillette Co.	6,831,200	366,631
		381,102
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 2.2%
Altria Group, Inc.	10,497,100	$ 702,886
TOTAL CONSUMER STAPLES		3,690,903
ENERGY - 7.0%
Energy Equipment & Services - 0.6%
Halliburton Co.	2,302,900	129,078
Schlumberger Ltd. (NY Shares)	711,300	59,564
Transocean, Inc. (a)	173,100	9,768
		198,410
Oil, Gas & Consumable Fuels - 6.4%
Apache Corp.	1,585,420	108,443
BP PLC sponsored ADR	5,358,000	352,985
Chevron Corp.	4,005,720	232,372
Exxon Mobil Corp.	22,779,094	1,338,272
		2,032,072
TOTAL ENERGY		2,230,482
FINANCIALS - 19.0%
Capital Markets - 2.8%
Bank of New York Co., Inc.	1,427,100	43,926
Goldman Sachs Group, Inc.	1,455,780	156,467
Merrill Lynch & Co., Inc.	4,506,200	264,874
Morgan Stanley	2,595,800	137,707
Northern Trust Corp.	3,497,023	177,649
UBS AG (NY Shares)	1,215,000	99,581
		880,204
Commercial Banks - 3.2%
Bank of America Corp.	10,218,868	445,543
Wachovia Corp.	3,319,113	167,217
Wells Fargo & Co.	6,349,800	389,497
		1,002,257
Consumer Finance - 5.5%
American Express Co.	6,042,190	332,320
Capital One Financial Corp. (d)	640,840	52,869
SLM Corp. (e)	26,676,530	1,373,570
		1,758,759
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - 2.0%
Citigroup, Inc.	9,943,338	$ 432,535
JPMorgan Chase & Co.	5,826,992	204,760
		637,295
Insurance - 3.0%
AFLAC, Inc.	3,988,200	179,868
Allstate Corp.	308,700	18,911
American International Group, Inc.	9,432,770	567,853
MBIA, Inc.	3,033,700	184,267
		950,899
Real Estate - 1.6%
Equity Lifestyle Properties, Inc. (e)	1,466,000	64,607
Equity Office Properties Trust	3,538,290	125,432
Equity Residential (SBI)	5,221,070	210,931
Simon Property Group, Inc.	871,000	69,454
Vornado Realty Trust	575,700	51,030
		521,454
Thrifts & Mortgage Finance - 0.9%
Fannie Mae	1,627,520	90,913
Freddie Mac	1,368,000	86,567
Golden West Financial Corp., Delaware	1,592,500	103,704
		281,184
TOTAL FINANCIALS		6,032,052
HEALTH CARE - 16.2%
Biotechnology - 1.2%
Amgen, Inc. (a)	3,082,600	245,837
Biogen Idec, Inc. (a)	1,286,000	50,527
Gilead Sciences, Inc. (a)	750,000	33,608
MedImmune, Inc. (a)	578,300	16,430
Protein Design Labs, Inc. (a)	1,458,100	33,230
		379,632
Health Care Equipment & Supplies - 3.1%
Alcon, Inc.	1,298,350	148,726
Baxter International, Inc.	4,802,130	188,580
Becton, Dickinson & Co.	1,709,320	94,645
C.R. Bard, Inc.	1,605,320	107,219
Kinetic Concepts, Inc. (a)	1,286,000	77,121
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Medtronic, Inc.	3,742,290	$ 201,859
St. Jude Medical, Inc. (a)	1,686,140	79,940
Stryker Corp.	1,580,100	85,468
		983,558
Health Care Providers & Services - 3.7%
Aetna, Inc.	836,320	64,731
Cardinal Health, Inc.	1,597,100	95,155
IMS Health, Inc.	706,619	19,241
McKesson Corp.	1,713,400	77,103
UnitedHealth Group, Inc.	16,670,700	871,878
WebMD Corp. (a)	5,439,046	57,708
		1,185,816
Pharmaceuticals - 8.2%
Abbott Laboratories	6,843,300	319,103
Allergan, Inc.	1,399,600	125,082
Eli Lilly & Co.	1,263,402	71,155
GlaxoSmithKline PLC sponsored ADR	1,376,230	65,288
Johnson & Johnson	7,903,200	505,489
Merck & Co., Inc.	1,629,500	50,612
Novartis AG sponsored ADR	3,418,150	166,498
Pfizer, Inc.	18,940,469	501,922
Roche Holding AG (participation certificate)	1,705,800	231,950
Sanofi-Aventis sponsored ADR	1,483,800	64,249
Schering-Plough Corp.	9,867,960	205,451
Sepracor, Inc. (a)	500,000	26,175
Wyeth	5,955,800	272,478
		2,605,452
TOTAL HEALTH CARE		5,154,458
INDUSTRIALS - 10.2%
Aerospace & Defense - 2.7%
Honeywell International, Inc.	4,851,100	190,551
Lockheed Martin Corp.	2,375,340	148,221
Northrop Grumman Corp.	810,645	44,950
Raytheon Co.	2,182,800	85,850
The Boeing Co.	2,938,000	193,937
United Technologies Corp.	3,782,200	191,758
		855,267
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	1,220,283	$ 89,044
Airlines - 0.1%
Southwest Airlines Co.	3,761,961	53,382
Commercial Services & Supplies - 0.9%
Aramark Corp. Class B	1,730,800	48,185
Cintas Corp.	990,827	43,923
Equifax, Inc.	1,545,900	56,271
Robert Half International, Inc.	1,236,300	41,898
Waste Management, Inc.	3,287,800	92,453
		282,730
Electrical Equipment - 0.3%
Emerson Electric Co.	1,381,300	90,890
Industrial Conglomerates - 5.3%
3M Co.	2,560,280	192,021
General Electric Co.	38,752,200	1,336,951
Tyco International Ltd.	5,218,950	159,021
		1,687,993
Machinery - 0.3%
Caterpillar, Inc.	495,240	26,698
Deere & Co.	915,000	67,280
		93,978
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.	1,313,200	71,241
Norfolk Southern Corp.	494,500	18,400
		89,641
TOTAL INDUSTRIALS		3,242,925
INFORMATION TECHNOLOGY - 12.6%
Communications Equipment - 1.5%
Cisco Systems, Inc. (a)	17,360,400	332,452
QUALCOMM, Inc.	4,006,300	158,209
		490,661
Computers & Peripherals - 3.0%
Dell, Inc. (a)	8,559,250	346,393
EMC Corp. (a)	13,222,480	181,016
Hewlett-Packard Co.	4,847,100	119,336
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
International Business Machines Corp.	3,587,500	$ 299,413
Lexmark International, Inc. Class A (a)	26,400	1,655
		947,813
Electronic Equipment & Instruments - 0.2%
Flextronics International Ltd. (a)	4,430,500	59,989
Internet Software & Services - 0.4%
Google, Inc. Class A (sub. vtg.)	98,910	28,462
Yahoo!, Inc. (a)	3,074,870	102,516
		130,978
IT Services - 1.3%
Accenture Ltd. Class A (a)	1,704,500	42,681
Automatic Data Processing, Inc.	4,133,200	183,555
DST Systems, Inc. (a)	973,600	49,420
First Data Corp.	1,169,765	48,124
Fiserv, Inc. (a)	1,087,900	48,270
Paychex, Inc.	1,457,000	50,864
		422,914
Semiconductors & Semiconductor Equipment - 2.5%
Analog Devices, Inc.	1,605,800	62,947
Intel Corp.	19,657,140	533,495
KLA-Tencor Corp.	1,088,200	56,260
Maxim Integrated Products, Inc.	2,231,600	93,437
Microchip Technology, Inc.	1,236,100	38,406
		784,545
Software - 3.7%
Microsoft Corp.	39,948,639	1,023,085
Oracle Corp. (a)	7,000,872	95,072
Symantec Corp. (a)	2,529,081	55,564
		1,173,721
TOTAL INFORMATION TECHNOLOGY		4,010,621
MATERIALS - 2.0%
Chemicals - 1.8%
Ashland, Inc.	1,038,300	63,804
BASF AG sponsored ADR	565,600	40,044
Dow Chemical Co.	1,379,170	66,131
E.I. du Pont de Nemours & Co.	493,900	21,080
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Monsanto Co.	2,074,175	$ 139,737
Praxair, Inc.	5,115,100	252,635
		583,431
Metals & Mining - 0.1%
Alcoa, Inc.	684,300	19,195
Paper & Forest Products - 0.1%
International Paper Co.	684,000	21,614
TOTAL MATERIALS		624,240
TELECOMMUNICATION SERVICES - 7.2%
Diversified Telecommunication Services - 6.8%
ALLTEL Corp.	2,153,450	143,204
BellSouth Corp.	17,513,700	483,378
SBC Communications, Inc.	30,749,200	751,818
Verizon Communications, Inc.	22,536,240	771,415
		2,149,815
Wireless Telecommunication Services - 0.4%
Crown Castle International Corp. (a)	1,475,700	32,111
Nextel Communications, Inc. Class A (a)	2,769,700	96,386
		128,497
TOTAL TELECOMMUNICATION SERVICES		2,278,312
UTILITIES - 1.7%
Electric Utilities - 1.4%
Entergy Corp.	1,827,400	142,428
Exelon Corp.	1,783,250	95,440
FPL Group, Inc.	3,533,668	152,372
Southern Co.	1,269,300	44,413
		434,653
Gas Utilities - 0.1%
KeySpan Corp.	811,419	33,017
Independent Power Producers & Energy Traders - 0.1%
Duke Energy Corp.	1,644,000	48,564
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities - 0.1%
Public Service Enterprise Group, Inc.	551,100	$ 35,436
TOTAL UTILITIES		551,670
TOTAL COMMON STOCKS (Cost $20,470,124)		31,438,868
Nonconvertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
Fannie Mae 7.00%	656,400	36,496
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $32,820)		36,496
Money Market Funds - 1.2%

Fidelity Cash Central Fund, 3.31% (b)	331,309,673	331,310
Fidelity Securities Lending Cash Central Fund, 3.32% (b)(c)	34,095,150	34,095
TOTAL MONEY MARKET FUNDS (Cost $365,405)		365,405
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $20,868,349)		31,840,769
NET OTHER ASSETS - (0.2)%		(51,745)
NET ASSETS - 100%		$ 31,789,024
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Equity Lifestyle Properties, Inc. (formerly Manufactured Home Communities, Inc.)	$ 46,458	$ -	$ -	$ 14	$ 64,607
SLM Corp.	1,024,258	105,891	122,708	20,747	1,373,570
Total	$ 1,070,716	$ 105,891	$ 122,708	$ 20,761	$ 1,438,177

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2005

Assets
Investment in securities, at value (including securities loaned of $32,891) (cost $20,868,349) - See accompanying schedule		$ 31,840,769
Receivable for investments sold		232,854
Receivable for fund shares sold		74,095
Dividends receivable		41,639
Interest receivable		1,679
Prepaid expenses		49
Other affiliated receivables		183
Other receivables		1,842
Total assets		32,193,110

Liabilities
Payable for investments purchased	$ 314,220
Payable for fund shares redeemed	36,907
Accrued management fee	12,429
Other affiliated payables	6,225
Other payables and accrued expenses	210
Collateral on securities loaned, at value	34,095
Total liabilities		404,086

Net Assets		$ 31,789,024
Net Assets consist of:
Paid in capital		$ 19,818,094
Undistributed net investment income		33,293
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		965,217
Net unrealized appreciation (depreciation) on investments		10,972,420
Net Assets, for 827,389 shares outstanding		$ 31,789,024
Net Asset Value, offering price and redemption price per share ($31,789,024 ÷ 827,389 shares)		$ 38.42

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2005

Investment Income
Dividends (including $20,761 received from affiliated issuers)		$ 574,079
Special Dividends		110,357
Interest		29,770
Security lending		740
Total income		714,946

Expenses
Management fee	$ 146,708
Transfer agent fees	63,840
Accounting and security lending fees	1,955
Independent trustees' compensation	161
Appreciation in deferred trustee compensation account	30
Custodian fees and expenses	344
Registration fees	88
Audit	232
Legal	79
Interest	3
Miscellaneous	337
Total expenses before reductions	213,777
Expense reductions	(3,149)	210,628
Net investment income (loss)		504,318
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $62,109 from affiliated issuers)	1,191,897
Foreign currency transactions	108
Total net realized gain (loss)		1,192,005
Change in net unrealized appreciation (depreciation) on investment securities		1,570,053
Net gain (loss)		2,762,058
Net increase (decrease) in net assets resulting from operations		$ 3,266,376

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 504,318	$ 338,806
Net realized gain (loss)	1,192,005	1,042,653
Change in net unrealized appreciation (depreciation)	1,570,053	1,223,009
Net increase (decrease) in net assets resulting from operations	3,266,376	2,604,468
Distributions to shareholders from net investment income	(507,409)	(349,784)
Distributions to shareholders from net realized gain	(283,191)	-
Total distributions	(790,600)	(349,784)
Share transactions Proceeds from sales of shares	3,564,106	3,793,282
Reinvestment of distributions	768,803	338,999
Cost of shares redeemed	(4,795,421)	(4,874,618)
Net increase (decrease) in net assets resulting from share transactions	(462,512)	(742,337)
Total increase (decrease) in net assets	2,013,264	1,512,347

Net Assets
Beginning of period	29,775,760	28,263,413
End of period (including undistributed net investment income of $33,293 and undistributed net investment income of $36,084, respectively)	$ 31,789,024	$ 29,775,760
Other Information Shares
Sold	95,778	108,237
Issued in reinvestment of distributions	20,723	9,611
Redeemed	(128,848)	(138,812)
Net increase (decrease)	(12,347)	(20,964)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 35.46	$ 32.84	$ 31.61	$ 39.10	$ 46.83
Income from Investment Operations
Net investment income (loss) B	.60 C	.40	.40	.34	.39
Net realized and unrealized gain (loss)	3.31	2.63	1.20	(7.12)	(3.83)
Total from investment operations	3.91	3.03	1.60	(6.78)	(3.44)
Distributions from net investment income	(.61)	(.41)	(.37)	(.33)	(.38)
Distributions from net realized gain	(.34)	-	-	(.38)	(3.91)
Total distributions	(.95)	(.41)	(.37)	(.71)	(4.29)
Net asset value, end of period	$ 38.42	$ 35.46	$ 32.84	$ 31.61	$ 39.10
Total Return A	11.15%	9.24%	5.15%	(17.56)%	(8.25)%
Ratios to Average Net Assets D
Expenses before expense reductions	.69%	.70%	.73%	.69%	.68%
Expenses net of voluntary waivers, if any	.69%	.70%	.73%	.69%	.68%
Expenses net of all reductions	.68%	.69%	.71%	.68%	.66%
Net investment income (loss)	1.63% C	1.13%	1.29%	.94%	.94%
Supplemental Data
Net assets, end of period (in millions)	$ 31,789	$ 29,776	$ 28,263	$ 27,849	$ 36,099
Portfolio turnover rate	31%	30%	33%	36%	46%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.27%.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Growth & Income Portfolio (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,325,158
Unrealized depreciation	(375,481)
Net unrealized appreciation (depreciation)	10,949,677
Undistributed ordinary income	34,030
Undistributed long-term capital gain	936,645
Cost for federal income tax purposes	$ 20,891,092

The tax character of distributions paid was as follows:

	July 31, 2005	July 31, 2004
Ordinary Income	$ 507,409	$ 349,784
Long-term Capital Gains	283,191	-
Total	$ 790,600	$ 349,784

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $9,087,112 and $9,191,989, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .47% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $30,305 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $201 for the period.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $9,959. The weighted average interest rate was 3.25%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $3,051 for the period. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $98.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employee Service Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Growth & Income (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Growth & Income (2005-present). Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Steven Kaye (46)
Year of Election or Appointment: 1993 Vice president and manager of Growth & Income. Mr. Kaye also serves as Senior Vice President of FMR and FMR Co., Inc (2001).
Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Growth & Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Growth & Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Growth & Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Growth & Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Growth & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Growth & Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Growth & Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Growth & Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Growth & Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Growth & Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Growth & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment:2004 Assistant Treasurer of Growth & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of Growth & Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of Growth & Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Growth & Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay on September 12, 2005, to shareholders of record at the opening of business on September 9, 2005, a distribution of $1.14 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended July 31, 2005, $1,177,336,000, or, if subsequently determined to be different, the net capital gain of such year.

A total of .23% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the fund's returns, the returns of a broad-based securities market index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Growth & Income Performance Summary vs. Lipper Objective (%):

Cumulative Total Return (%)
1 Year
13.4
10.9
9.8
8.8
3 Year
19.9
11.2
7.1
5.9
5 Year
24.3
-4.8
-11.0
-10.8
75th Percentile
Fund Return
Benchmark Return
25th Percentile

% Beaten	40%	30%	38%

Lipper Objective: Growth & Income

SEC Benchmark: S&P 500

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the third quartile for the one-, three-, and five-year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the five-year cumulative total return of the fund was higher than its benchmark. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Growth & Income

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Growth & Income
75
56
48
75
57
48
75
55
48
75
56
48
73
59
47

	Mar-01	Dec-01	Dec-02	Dec-03	Dec-04
TMG %	16%	17%	19%	19%	21%
Funds/Classes	913	912	936	943	931
ASPG Quadrant	2nd	2nd	2nd	2nd	2nd

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
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www.fidelity.com

Fidelity®

International Real Estate

Fund

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take International Real Estate's cumulative total return and show you what would have happened if International Real Estate shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Real Estate Fund on September 8, 2004. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI® EAFE®)Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steve Buller, Portfolio Manager of Fidelity® International Real Estate Fund

Most major foreign equity markets outpaced Wall Street during the 12-month period ending July 31, 2005. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a benchmark for the performance of developed stock markets outside the United States and Canada - advanced 21.25% during the period versus a 14.05% gain for the Standard & Poor's 500SM Index. The relative weakness of the U.S. dollar through much of the year contributed to this disparity. In Latin America, the high prices of oil and raw material exports drove many stocks higher, as reflected in the MSCI Emerging Markets-Latin America index's 62.59% gain. European markets had mixed results, with sluggish growth in such core economies as Germany, while more vibrant activity in the Nordic Countries helped the MSCI Europe index to rise 25.12%. Japanese markets continued to show overall weakness, with the Tokyo Stock Exchange Stock Price Index only able to manage a 7.04% return. Elsewhere, foreign real estate markets did quite well, with the EPRA/NAREIT Global Real Estate ex North America Index climbing 31.48%.

From its inception on September 8, 2004, through July 31, 2005, Fidelity International Real Estate Fund gained 21.53%. By comparison, the EPRA/NAREIT Global Real Estate ex North America Index returned 24.71%, while the broad international equity market, as measured by the MSCI EAFE index, returned 18.66%. Relative to the EPRA/NAREIT index, the fund was hurt by negative stock and sector selection as well as by unfavorable currency movements. Detracting from performance was an underweighted position in Madrid-based home and office builder Metrovacesa, which did very well, primarily on the strength of the Spanish homebuilding market. By contrast, I was overweighted in Japanese development REIT Mitsui Fudosan, which was a moderately positive performer that simply failed to keep up with the index. Another notable underperformer was Greek office developer and owner Babis Vovos. Conversely, the portfolio benefited from owning only a modest amount of Mirvac Group, a diversified Australian real estate company and relatively sizable component of the index. The sluggishness of the Australian homebuilding market pressured the stock. Also adding to performance was Citycon, a Finland-based retail mall owner, which investors favored for its particularly high dividend yield. The fund's top absolute contributor during the period was Australia-based Westfield Group, a shopping center owner and manager that benefited from broad trends helping the entire mall sector.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Actual	$ 1,000.00	$ 1,040.40	$ 6.22
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,018.70	$ 6.16

* Expenses are equal to the Fund's annualized expense ratio of 1.23%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Westfield Group unit	8.1	9.0
Sun Hung Kai Properties Ltd.	5.4	4.8
Mitsui Fudosan Co. Ltd.	4.6	4.7
British Land Co. PLC	4.3	4.5
Land Securities Group PLC	3.6	3.0
Mitsubishi Estate Co. Ltd.	3.5	3.9
Macquarie Goodman Group unit	3.1	2.2
Rodamco Europe NV	2.9	2.4
Stockland unit	2.9	2.9
Unibail (Reg.)	2.6	2.2
	41.0
Top Five Countries as of July 31, 2005
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	21.8	22.6
Australia	21.0	20.5
Japan	15.9	16.0
Hong Kong	15.2	13.8
Netherlands	7.2	7.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	33.9	33.3
REITs - Office Buildings	4.1	3.9
REITs - Shopping Centers	1.4	1.0
REITs - Industrial Buildings	1.3	1.5
Asset Allocation (% of fund's net assets)
As of July 31, 2005 *		As of January 31, 2005 **
	Stocks 98.1%		Stocks 96.6%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 3.4%
* Foreign investments	98.1%	** Foreign investments	96.6%

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1)
Australia - 21.0%
Centro Properties Group unit	671,282	$ 2,850,969
Centro Retail Group unit	223,760	254,096
CFS Gandel Retail Trust	2,150,500	2,800,222
Commonwealth Property Office Fund	1,422,700	1,405,557
DB RREEF Trust unit	1,227,338	1,286,881
Macquarie Goodman Group unit	1,615,719	4,966,111
Stockland unit	1,066,800	4,627,668
The GPT Group unit	891,600	2,578,446
Westfield Group unit	957,200	13,043,670
TOTAL AUSTRALIA		33,813,620
Austria - 0.6%
IMMOFINANZ Immobilien Anlagen AG (a)	105,800	972,381
China - 0.2%
Guangzhou R&F Properties Co. Ltd. (H Shares)	217,000	319,627
Finland - 1.0%
Citycon Oyj	404,000	1,562,621
France - 5.4%
Gecina SA	14,000	1,582,070
Klepierre SA	30,800	2,961,459
Unibail (Reg.)	29,900	4,132,928
TOTAL FRANCE		8,676,457
Germany - 0.1%
Vivacon AG	5,384	114,242
Greece - 1.3%
Babis Vovos International Technical SA	135,580	2,068,036
Hong Kong - 15.2%
Cheung Kong Holdings Ltd. ADR	129,300	1,396,440
Far East Consortium International Ltd.	2,600,000	1,120,459
Hang Lung Properties Ltd.	536,000	851,549
Henderson Land Development Co. Ltd.	673,700	3,405,939
Hong Kong Land Holdings Ltd.	799,000	2,604,740
Hysan Development Co. Ltd.	633,000	1,490,159
Kerry Properties Ltd.	423,000	1,093,740
New World Development Co. Ltd.	1,671,000	2,235,567
Sino Land Co.	961,000	1,137,337
Sun Hung Kai Properties Ltd.	835,000	8,609,299
Wharf Holdings Ltd.	143,000	537,151
TOTAL HONG KONG		24,482,380
Common Stocks - continued
	Shares	Value (Note 1)
Italy - 2.0%
Beni Stabili Spa	1,375,400	$ 1,527,088
Pirelli & C. Real Estate Spa	27,700	1,665,542
TOTAL ITALY		3,192,630
Japan - 15.9%
Aeon Mall Co. Ltd.	15,000	493,575
Japan Logistics Fund, Inc.	150	960,470
Japan Prime Realty Investment Corp.	576	1,618,711
Japan Real Estate Investment Corp.	233	1,991,311
Japan Retail Fund Investment Corp.	269	2,296,590
Mitsubishi Estate Co. Ltd.	500,000	5,558,273
Mitsui Fudosan Co. Ltd.	652,000	7,427,738
Nippon Building Fund, Inc. (d)	353	3,051,412
NTT Urban Development Co.	285	1,196,318
Sumitomo Realty & Development Co. Ltd.	98,000	1,082,449
TOTAL JAPAN		25,676,847
Netherlands - 7.2%
Corio NV	25,626	1,432,397
Eurocommercial Properties NV unit	53,717	1,986,522
Nieuwe Steen Investments NV	62,363	1,439,712
Rodamco Europe NV	55,200	4,678,407
Wereldhave NV	19,700	2,098,407
TOTAL NETHERLANDS		11,635,445
Singapore - 4.2%
Ascendas Real Estate Investment Trust (A-REIT)	788,900	1,118,704
CapitaLand Ltd.	1,464,000	2,489,482
Keppel Land Ltd.	576,000	1,114,448
Mapletree Logistics Trust (REIT)	1,000,000	537,780
Singapore Land Ltd.	415,000	1,446,297
TOTAL SINGAPORE		6,706,711
Spain - 0.9%
Inmobiliaria Colonial	27,700	1,494,588
Sweden - 0.6%
Castellum AB	21,900	920,956
Switzerland - 0.6%
PSP Swiss Property AG	23,140	1,023,695
Thailand - 0.1%
Ticon Industrial Connection PCL (For. Reg.)	600,000	142,600
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - 21.8%
British Land Co. PLC	472,400	$ 6,970,088
Brixton PLC	288,400	1,794,346
Caliber Global Investment Ltd.	27,700	283,371
Capital & Regional PLC	190,200	2,590,717
CLS Holdings PLC (a)	156,597	1,258,476
Daejan Holdings PLC	6,000	322,423
Derwent Valley Holdings PLC	61,600	1,320,834
Development Securities PLC	157,900	1,332,082
Eurocastle Investment Ltd.	17,000	387,515
Great Portland Estates PLC	132,400	831,319
Hammerson PLC	147,700	2,224,687
Helical Bar PLC	35,000	891,957
Land Securities Group PLC	237,000	5,802,393
Liberty International PLC	139,700	2,369,362
Slough Estates PLC	428,500	4,029,139
Unite Group PLC	341,700	1,831,692
Workspace Group PLC	179,000	802,234
TOTAL UNITED KINGDOM		35,042,635
TOTAL COMMON STOCKS (Cost $147,351,703)		157,845,471
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 3.31% (b)	4,258,835	4,258,835
Fidelity Securities Lending Cash Central Fund, 3.32% (b)(c)	2,405,471	2,405,471
TOTAL MONEY MARKET FUNDS (Cost $6,664,306)		6,664,306
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $154,016,009)		164,509,777
NET OTHER ASSETS - (2.2)%		(3,530,024)
NET ASSETS - 100%		$ 160,979,753
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2005
Assets
Investment in securities, at value (including securities loaned of $2,290,924) (cost $154,016,009) - See accompanying schedule		$ 164,509,777
Foreign currency held at value (cost $741,350)		738,866
Receivable for fund shares sold		276,447
Dividends receivable		696,665
Interest receivable		9,323
Prepaid expenses		2,232
Other affiliated receivables		297
Other receivables		22,843
Total assets		166,256,450

Liabilities
Payable for investments purchased	$ 2,200,438
Payable for fund shares redeemed	494,534
Accrued management fee	95,798
Other affiliated payables	36,610
Other payables and accrued expenses	43,846
Collateral on securities loaned, at value	2,405,471
Total liabilities		5,276,697

Net Assets		$ 160,979,753
Net Assets consist of:
Paid in capital		$ 147,170,232
Undistributed net investment income		2,726,894
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		604,029
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,478,598
Net Assets, for 13,319,577 shares outstanding		$ 160,979,753
Net Asset Value, offering price and redemption price per share ($160,979,753 ÷ 13,319,577 shares)		$ 12.09

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period September 8, 2004 (commencement of operations) to July 31, 2005
Investment Income
Dividends		$ 3,932,957
Interest		86,081
Security lending		35,057
		4,054,095
Less foreign taxes withheld		(431,266)
Total income		3,622,829

Expenses
Management fee	$ 754,330
Transfer agent fees	245,613
Accounting and security lending fees	56,787
Independent trustees' compensation	419
Custodian fees and expenses	206,128
Registration fees	42,031
Audit	40,155
Legal	141
Miscellaneous	151
Total expenses before reductions	1,345,755
Expense reductions	(24,519)	1,321,236
Net investment income (loss)		2,301,593
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,253,283
Foreign currency transactions	(44,900)
Total net realized gain (loss)		1,208,383
Change in net unrealized appreciation (depreciation) on: Investment securities	10,493,768
Assets and liabilities in foreign currencies	(15,170)
Total change in net unrealized appreciation (depreciation)		10,478,598
Net gain (loss)		11,686,981
Net increase (decrease) in net assets resulting from operations		$ 13,988,574

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period September 8, 2004 (commencement of operations) to July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,301,593
Net realized gain (loss)	1,208,383
Change in net unrealized appreciation (depreciation)	10,478,598
Net increase (decrease) in net assets resulting from operations	13,988,574
Distributions to shareholders from net investment income	(284,922)
Distributions to shareholders from net realized gain	(284,922)
Total distributions	(569,844)
Share transactions Proceeds from sales of shares	198,883,069
Reinvestment of distributions	534,380
Cost of shares redeemed	(51,974,181)
Net increase (decrease) in net assets resulting from share transactions	147,443,268
Redemption fees	117,755
Total increase (decrease) in net assets	160,979,753

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $2,726,894)	$ 160,979,753
Other Information Shares
Sold	17,760,569
Issued in reinvestment of distributions	46,067
Redeemed	(4,487,059)
Net increase (decrease)	13,319,577

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Period ended July 31,	2005 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.23
Net realized and unrealized gain (loss)	1.91
Total from investment operations	2.14
Distributions from net investment income	(.03)
Distributions from net realized gain	(.03)
Total distributions	(.06)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 12.09
Total Return B, C	21.53%
Ratios to Average Net Assets F
Expenses before expense reductions	1.29% A
Expenses net of voluntary waivers, if any	1.29% A
Expenses net of all reductions	1.27% A
Net investment income (loss)	2.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 160,980
Portfolio turnover rate	36% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 8, 2004 (commencement of operations) to July 31, 2005.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

1. Significant Accounting Policies.

Fidelity International Real Estate Fund (the fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 9,457,088
Unrealized depreciation	(3,029,768)
Net unrealized appreciation (depreciation)	6,427,320
Undistributed ordinary income	6,892,835
Cost for federal income tax purposes	$ 158,082,457

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

July 31, 2005
Ordinary Income	$ 569,844

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $184,598,924 and $37,790,278, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .72% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $61,617 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $24,495 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $24.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 9, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of International Real Estate (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of International Real Estate (2005-present). Mr. Churchill also serves as Vice President of certain Equity funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Eric D. Roiter (56)

Year of Election or Appointment: 2004

Secretary of International Real Estate. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2004

Assistant Secretary of International Real Estate. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of International Real Estate. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2004

Chief Financial Officer of International Real Estate. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of International Real Estate. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2004

Deputy Treasurer of International Real Estate. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of International Real Estate. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of International Real Estate. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of International Real Estate. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of International Real Estate. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2004 Assistant Treasurer of International Real Estate. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of International Real Estate. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2004 Assistant Treasurer of International Real Estate. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of International Real Estate. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of International Real Estate. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity International Real Estate Fund voted to pay on September 12, 2005, to shareholders of record at the opening of business on September 9, 2005, a distribution of $.33 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.19 per share from net investment income.

The fund designates 12% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are .042 and .006 for the dividend paid December 27, 2004.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index and (ii) a peer group of mutual funds deemed appropriate by the Board.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 48% means that 52% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

International Real Estate

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
International Real Estate
85
73
71
Fund Commenced Operations 9/8/04
Dec-04

	Dec-04
TMG %	48%
Funds/Classes	931
ASPG Quadrant	1st

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked above its competitive median for the period.

Furthermore, the Board considered that, effective June 1, 2005, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding certain expenses) exceed 125 basis points. The Board considered that, if the 125 basis point voluntary expense reimbursement had been in effect in 2004, the fund's total expenses would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's total expenses were reasonable, although above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

3501 PGA Boulevard
West Palm Beach, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Annual Report

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

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Fidelity Investments
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Cincinnati, OH 45277-0003

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Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

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100 Crosby Parkway - KC1H
Covington, KY 41015

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Fidelity Investments
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Annual Report

Annual Report

Annual Report

Annual Report

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Fidelity®

Leveraged Company Stock

Fund

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the last six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Life of fundA
Fidelity® Leveraged Company Stock Fund	33.93%	25.02%

A From December 19, 2000

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Leveraged Company Stock Fund on December 19, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor'sSM 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Leveraged Company Stock Fund

A late-inning rally on Wall Street helped push some key U.S. equity indexes to four-year highs by the conclusion of the 12-month period ending July 31, 2005. Spurred on by bullish economic data and strong corporate earnings, investors enjoyed a stellar month of July, capping off a turbulent 12-month period for U.S. equity markets. Stock prices bounced up and down during most of the year, moving in cadence with gyrations in the price of crude oil and investors' gathering and ebbing concerns about inflation. The Federal Reserve Board raised short-term interest rates eight times during the period, also affecting overall market sentiment. Despite their fluctuations, the major equity indexes finished on a high note, with the Standard & Poor's 500SM Index and the NASDAQ Composite® Index posting gains of 14.05% and 16.51%, respectively, for the period. The small-cap Russell 2000® Index rose 24.78% and the Russell Midcap® Index jumped 28.93%, while the blue-chips' Dow Jones Industrial AverageSM advanced only 7.29%.

For the 12 months that ended July 31, 2005, the fund returned 33.93%, outperforming the Credit Suisse First Boston Leveraged Equity Index and the LipperSM Capital Appreciation Funds Average, which returned 30.76% and 13.69%, respectively. It also beat the S&P 500®. The fund's absolute performance was driven by concentrated positions in several stocks that offered strong returns. Relative to the S&P 500®, the fund's performance was helped by security selection and an overweighting in the energy and utilities sectors. Stock selection in telecommunication services also boosted the fund's relative performance, as did some good picks and underweightings in financials and health care. Top performers for the fund, both in absolute terms and relative to the S&P 500, included global power company AES, energy exploration and production firm Forest Oil, oil refiner Valero Energy, and independent oil and natural gas producer Chesapeake Energy. Among the detractors from the fund's performance during the period were electronic component manufacturer DDi, International Paper and packaging firm Smurfit-Stone Container.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Actual	$ 1,000.00	$ 1,127.90	$ 4.54
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.53	$ 4.31

* Expenses are equal to the Fund's annualized expense ratio of .86%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Forest Oil Corp.	4.9	4.7
Teekay Shipping Corp.	4.5	6.2
AES Corp.	4.5	6.0
Service Corp. International (SCI)	3.8	0.0
General Maritime Corp.	3.4	5.6
Nextel Communications, Inc. Class A	2.8	3.4
OMI Corp.	2.8	2.1
Valero Energy Corp.	2.6	1.1
Celanese Corp. Class A	2.4	0.1
CMS Energy Corp.	2.2	2.5
	33.9
Top Five Market Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	34.3	34.1
Materials	14.6	10.8
Consumer Discretionary	9.6	8.1
Information Technology	9.1	3.2
Industrials	8.9	11.1
Asset Allocation (% of fund's net assets)
As of July 31, 2005 *		As of January 31, 2005 **
	Stocks 99.3%		Stocks 93.6%
	Bonds 0.2%		Bonds 0.0%
	Other Investments 0.3%		Other Investments 0.9%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 5.5%
* Foreign investments	17.4%	** Foreign investments	20.8%

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 9.5%
Auto Components - 0.6%
Tenneco Automotive, Inc. (a)	258,500	$ 4,875
TRW Automotive Holdings Corp. (a)	618,100	16,460
		21,335
Diversified Consumer Services - 3.8%
Carriage Services, Inc. Class A (a)	266,200	1,680
Service Corp. International (SCI)	14,576,200	126,376
		128,056
Hotels, Restaurants & Leisure - 1.4%
Alliance Gaming Corp. (a)(d)	896,000	13,718
Centerplate, Inc. unit	363,005	4,719
Friendly Ice Cream Corp. (a)(e)	423,400	5,102
Six Flags, Inc. (a)	3,395,400	17,826
Sunterra Corp. (a)	342,900	4,828
		46,193
Household Durables - 0.4%
Juno Lighting, Inc.	72,319	3,182
Tempur-Pedic International, Inc. (a)(d)	525,100	9,037
		12,219
Media - 2.5%
Cablevision Systems Corp. - NY Group Class A (a)	242,900	7,523
Charter Communications, Inc. Class A (a)(d)	13,115,971	17,707
Gray Television, Inc.	622,300	7,997
Liberty Global, Inc. Class A (a)	33,815	1,604
Nexstar Broadcasting Group, Inc. (a)	222,000	1,243
NTL, Inc. (a)	344,669	22,965
Spanish Broadcasting System, Inc. Class A (a)	248,100	2,134
The DIRECTV Group, Inc. (a)	619,645	9,543
The Reader's Digest Association, Inc. (non-vtg.)	752,900	12,227
		82,943
Specialty Retail - 0.8%
AutoNation, Inc. (a)	247,600	5,346
Blockbuster, Inc. Class A (d)	1,136,500	9,853
Gap, Inc.	558,200	11,784
		26,983
TOTAL CONSUMER DISCRETIONARY		317,729
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - 4.3%
Food & Staples Retailing - 2.8%
Albertsons, Inc. (d)	1,579,300	$ 33,655
Koninklijke Ahold NV sponsored ADR (a)	2,756,800	24,232
Kroger Co. (a)	439,300	8,720
Pathmark Stores, Inc. (a)	1,297,047	14,449
Safeway, Inc.	445,700	10,831
		91,887
Food Products - 1.2%
Corn Products International, Inc.	475,600	11,448
Kellogg Co.	184,900	8,378
Smithfield Foods, Inc. (a)	811,700	21,202
		41,028
Personal Products - 0.3%
Revlon, Inc. Class A (sub. vtg.) (a)	2,987,299	11,172
TOTAL CONSUMER STAPLES		144,087
ENERGY - 34.3%
Energy Equipment & Services - 5.2%
Grant Prideco, Inc. (a)	606,300	19,462
Grey Wolf, Inc. (a)	8,326,600	63,865
Hanover Compressor Co. (a)	451,500	6,565
Nabors Industries Ltd. (a)	454,400	29,740
Petroleum Geo-Services ASA sponsored ADR (a)(d)	838,459	20,131
Pride International, Inc. (a)	484,300	12,601
Rowan Companies, Inc.	321,100	10,969
Universal Compression Holdings, Inc. (a)	184,700	7,490
		170,823
Oil, Gas & Consumable Fuels - 29.1%
Burlington Resources, Inc.	709,500	45,486
Chesapeake Energy Corp.	2,434,100	63,554
Comstock Resources, Inc. (a)	311,800	8,634
El Paso Corp.	2,647,700	31,772
Forest Oil Corp. (a)(e)	3,610,100	161,587
Frontier Oil Corp.	966,800	27,090
Frontline Ltd. (d)	185,300	7,937
Frontline Ltd. (NY Shares)	1,036,800	43,525
General Maritime Corp. (e)	2,926,000	114,085
Houston Exploration Co. (a)	89,200	5,155
KCS Energy, Inc. (a)	259,300	5,093
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Nexen, Inc.	831,600	$ 30,823
OMI Corp. (e)	5,100,900	91,969
Overseas Shipholding Group, Inc.	123,200	7,645
Petrohawk Energy Corp. (a)	548,737	6,047
Range Resources Corp.	2,426,200	74,096
Ship Finance International Ltd.:
(Norway)	18,530	348
(NY Shares)	449,662	8,454
Teekay Shipping Corp. (d)	3,258,300	149,914
Valero Energy Corp.	1,037,700	85,901
		969,115
TOTAL ENERGY		1,139,938
FINANCIALS - 1.7%
Consumer Finance - 0.3%
Metris Companies, Inc. (a)	637,300	9,464
Insurance - 1.1%
American Financial Group, Inc., Ohio	1,002,800	33,935
UnumProvident Corp.	134,400	2,574
		36,509
Thrifts & Mortgage Finance - 0.3%
Capital Crossing Bank (a)	258,800	9,475
TOTAL FINANCIALS		55,448
HEALTH CARE - 2.9%
Health Care Equipment & Supplies - 0.5%
Baxter International, Inc.	430,100	16,890
Health Care Providers & Services - 2.4%
DaVita, Inc. (a)	1,567,900	74,068
Rural/Metro Corp. (a)	834,200	6,599
		80,667
TOTAL HEALTH CARE		97,557
INDUSTRIALS - 8.8%
Air Freight & Logistics - 0.1%
Park-Ohio Holdings Corp. (a)	179,465	3,647
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - 2.0%
AirTran Holdings, Inc. (a)	861,500	$ 9,856
America West Holding Corp. Class B (a)(d)	800,600	6,805
AMR Corp. (a)(d)	2,514,530	35,329
Delta Air Lines, Inc. (a)(d)	4,192,909	12,411
Northwest Airlines Corp. (a)(d)	455,100	2,116
		66,517
Building Products - 2.5%
American Standard Companies, Inc.	613,200	27,152
Lennox International, Inc.	230,700	5,634
Masco Corp.	605,200	20,522
Royal Group Technologies Ltd. (sub. vtg.) (a)	564,700	5,595
York International Corp.	536,700	22,933
		81,836
Commercial Services & Supplies - 2.1%
Allied Waste Industries, Inc. (a)	2,403,900	20,625
Cenveo, Inc. (a)(d)	1,812,300	14,879
Clean Harbors, Inc. (a)(d)	140,200	3,415
Corrections Corp. of America (a)	193,100	7,259
Waste Management, Inc.	904,900	25,446
		71,624
Construction & Engineering - 0.2%
Integrated Electrical Services, Inc. (a)(d)(e)	2,607,500	7,223
Industrial Conglomerates - 1.1%
Tyco International Ltd.	1,196,200	36,448
Machinery - 0.5%
Navistar International Corp. (a)	234,000	7,991
Terex Corp. (a)	82,700	4,004
Thermadyne Holdings Corp. (a)	64,900	957
Timken Co.	92,800	2,456
		15,408
Marine - 0.0%
Golden Ocean Group Ltd. (a)(d)	2,067,600	1,262
Road & Rail - 0.3%
Central Freight Lines, Inc. (a)	679,940	2,047
Kansas City Southern (a)	326,700	7,370
		9,417
TOTAL INDUSTRIALS		293,382
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 9.1%
Communications Equipment - 1.2%
Motorola, Inc.	1,815,100	$ 38,444
Computers & Peripherals - 0.9%
McDATA Corp. Class A (a)	2,591,100	12,541
Seagate Technology	835,600	16,186
		28,727
Electronic Equipment & Instruments - 1.7%
Celestica, Inc. (sub. vtg.) (a)	1,716,000	19,958
DDi Corp. (a)	2,071,300	3,521
Merix Corp. (a)(d)	385,000	2,422
Solectron Corp. (a)	3,673,600	14,107
Viasystems Group, Inc. (a)	95,400	763
Viasystems Group, Inc. (a)(h)	625,780	5,006
Vishay Intertechnology, Inc. (a)	815,000	11,426
		57,203
Semiconductors & Semiconductor Equipment - 5.3%
AMIS Holdings, Inc. (a)	1,195,324	15,252
Amkor Technology, Inc. (a)(d)(e)	9,439,636	43,989
Atmel Corp. (a)	13,152,700	30,777
Conexant Systems, Inc. (a)	927,700	1,772
Fairchild Semiconductor International, Inc. (a)	200,000	3,372
Freescale Semiconductor, Inc.:
Class A	287,500	7,337
Class B	27,040	696
ON Semiconductor Corp. (a)(e)	12,896,800	74,157
		177,352
TOTAL INFORMATION TECHNOLOGY		301,726
MATERIALS - 14.6%
Chemicals - 6.8%
Albemarle Corp.	362,000	13,792
Arch Chemicals, Inc.	482,842	12,433
Celanese Corp. Class A	4,143,100	77,973
Chemtura Corp.	4,781,661	75,263
Methanex Corp.	701,700	11,405
NOVA Chemicals Corp. (d)	537,000	18,833
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Rhodia SA sponsored ADR (a)(d)	7,102,200	$ 14,631
Texas Petrochemicals, Inc. (a)	11,700	176
		224,506
Construction Materials - 0.1%
Texas Industries, Inc.	53,800	3,961
Containers & Packaging - 3.7%
Owens-Illinois, Inc. (a)	1,132,890	29,059
Packaging Corp. of America	179,700	3,819
Pactiv Corp. (a)	2,006,300	44,179
Sealed Air Corp. (a)	156,900	8,325
Smurfit-Stone Container Corp. (a)	3,226,482	39,137
		124,519
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc. Class B	282,500	11,379
Haynes International, Inc. (a)(f)	16,834	345
		11,724
Paper & Forest Products - 3.6%
Aracruz Celulose SA (PN-B) sponsored ADR	184,500	6,865
Georgia-Pacific Corp.	301,300	10,289
International Paper Co.	1,527,900	48,282
Weyerhaeuser Co.	791,100	54,570
		120,006
TOTAL MATERIALS		484,716
TELECOMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 2.9%
Covad Communications Group, Inc. (a)	931,615	1,258
General Communications, Inc. Class A (a)	907,800	9,332
Qwest Communications International, Inc. (a)	18,442,400	70,450
Telewest Global, Inc. (a)	590,291	13,187
XO Communications, Inc. (a)	926,500	2,502
		96,729
Wireless Telecommunication Services - 4.1%
American Tower Corp. Class A (a)	300,300	6,901
Crown Castle International Corp. (a)	536,100	11,666
Dobson Communications Corp. Class A (a)(d)	1,733,300	12,220
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. Class A (a)	2,660,585	$ 92,588
NII Holdings, Inc. (a)	160,800	11,970
		135,345
TOTAL TELECOMMUNICATION SERVICES		232,074
UTILITIES - 6.8%
Independent Power Producers & Energy Traders - 4.5%
AES Corp. (a)	9,259,458	148,614
Multi-Utilities - 2.3%
Aquila, Inc. (a)	911,800	3,392
CMS Energy Corp. (a)	4,752,600	75,281
		78,673
TOTAL UTILITIES		227,287
TOTAL COMMON STOCKS (Cost $2,493,381)		3,293,944
Preferred Stocks - 0.3%

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Emmis Communications Corp. Series A, 6.25%	32,200	1,345

Nonconvertible Preferred Stocks - 0.3%
CONSUMER STAPLES - 0.3%
Food Products - 0.3%
Doane Pet Care Co. 14.25% pay-in-kind (a)	122,505	9,800
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
PTV, Inc. Series A, 10.00%	84	0
TOTAL NONCONVERTIBLE PREFERRED STOCKS		9,800
TOTAL PREFERRED STOCKS (Cost $6,956)		11,145
Nonconvertible Bonds - 0.2%
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Vertis, Inc. 13.5% 12/7/09 (f)	$ 3,430	$ 2,641
INDUSTRIALS - 0.1%
Airlines - 0.1%
Delta Air Lines, Inc. 8% 12/15/07 (f)	11,835	4,556
TOTAL NONCONVERTIBLE BONDS (Cost $9,308)		7,197
Floating Rate Loans - 0.3%

TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
McLeodUSA, Inc.:
revolver loan 8.8867% 5/31/07 (a)(g)	5,792	1,332
Tranche A, term loan 8.8864% 5/31/07 (a)(g)	17,122	3,938
Tranche B, term loan 9.59% 5/30/08 (a)(g)	15,507	3,567
		8,837
TOTAL FLOATING RATE LOANS (Cost $26,905)		8,837
Money Market Funds - 5.4%
	Shares
Fidelity Cash Central Fund, 3.31% (b)	24,195,073	24,195
Fidelity Securities Lending Cash Central Fund, 3.32% (b)(c)	156,034,971	156,035
TOTAL MONEY MARKET FUNDS (Cost $180,230)		180,230
TOTAL INVESTMENT PORTFOLIO - 105.2% (Cost $2,716,780)		3,501,353
NET OTHER ASSETS - (5.2)%		(173,584)
NET ASSETS - 100%		$ 3,327,769
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,542,000 or 0.2% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,006,000 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Viasystems Group, Inc.	2/13/04	$ 12,594
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.6%
Marshall Islands	10.7%
Canada	2.6%
Bermuda	1.7%
Others (individually less than 1%)	2.4%
100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates (amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Amkor Technology, Inc.	$ 2,116	$ 43,815	$ 2,022	$ -	$ 43,989
Central Freight Lines, Inc.	-	6,048	1,500	-	-
Forest Oil Corp.	61,599	46,578	-	-	161,587
Friendly Ice Cream Corp.	3,362	792	-	-	5,102
General Maritime Corp.	84,190	13,010	6,432	5,179	114,085
Integrated Electrical Services, Inc.	-	12,064	1,294	-	7,223
OMI Corp.	29,564	59,101	2,249	896	91,969
ON Semiconductor Corp.	35,159	17,058	-	-	74,157
Pathmark Stores, Inc.	11,606	-	1,585	-	-
Triton PCS Holdings, Inc. Class A	11,894	-	10,296	-	-
Total	$ 239,490	$ 198,466	$ 25,378	$ 6,075	$ 498,112

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2005
Assets
Investment in securities, at value (including securities loaned of $147,225) (cost $2,716,780) - See accompanying schedule		$ 3,501,353
Cash		448
Receivable for investments sold		5,442
Receivable for fund shares sold		11,492
Dividends receivable		690
Interest receivable		323
Prepaid expenses		3
Other affiliated receivables		6
Other receivables		1,254
Total assets		3,521,011

Liabilities
Payable for investments purchased	$ 27,459
Payable for fund shares redeemed	7,459
Accrued management fee	1,670
Other affiliated payables	574
Other payables and accrued expenses	45
Collateral on securities loaned, at value	156,035
Total liabilities		193,242

Net Assets		$ 3,327,769
Net Assets consist of:
Paid in capital		$ 2,478,787
Undistributed net investment income		23,521
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		40,888
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		784,573
Net Assets, for 130,613 shares outstanding		$ 3,327,769
Net Asset Value, offering price and redemption price per share ($3,327,769 ÷ 130,613 shares)		$ 25.48

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2005
Investment Income
Dividends (including $6,075 received from affiliated issuers)		$ 25,519
Special Dividends		9,743
Interest		5,175
Security lending		2,364
Total income		42,801

Expenses
Management fee	$ 14,209
Transfer agent fees	4,600
Accounting and security lending fees	674
Independent trustees' compensation	11
Custodian fees and expenses	37
Registration fees	159
Audit	56
Legal	7
Miscellaneous	18
Total expenses before reductions	19,771
Expense reductions	(661)	19,110
Net investment income (loss)		23,691
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $(11,154) from affiliated issuers)	54,605
Foreign currency transactions	(84)
Total net realized gain (loss)		54,521
Change in net unrealized appreciation (depreciation) on: Investment securities	531,827
Total change in net unrealized appreciation (depreciation)		531,827
Net gain (loss)		586,348
Net increase (decrease) in net assets resulting from operations		$ 610,039

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,691	$ 2,937
Net realized gain (loss)	54,521	106,434
Change in net unrealized appreciation (depreciation)	531,827	162,681
Net increase (decrease) in net assets resulting from operations	610,039	272,052
Distributions to shareholders from net investment income	(3,319)	-
Distributions to shareholders from net realized gain	(83,082)	(14,471)
Total distributions	(86,401)	(14,471)
Share transactions Proceeds from sales of shares	1,965,483	1,359,933
Reinvestment of distributions	82,683	13,770
Cost of shares redeemed	(749,454)	(847,399)
Net increase (decrease) in net assets resulting from share transactions	1,298,712	526,304
Redemption fees	1,224	2,119
Total increase (decrease) in net assets	1,823,574	786,004

Net Assets
Beginning of period	1,504,195	718,191
End of period (including undistributed net investment income of $23,521 and undistributed net investment income of $3,427, respectively)	$ 3,327,769	$ 1,504,195
Other Information Shares
Sold	85,928	70,707
Issued in reinvestment of distributions	4,283	788
Redeemed	(34,148)	(45,040)
Net increase (decrease)	56,063	26,455

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

	Years ended July 31,
	2005	2004	2003	2002	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 20.18	$ 14.93	$ 7.37	$ 10.66	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.24 H	.04	.01	.11 G	.07
Net realized and unrealized gain (loss)	6.21	5.45	7.49	(3.22) G	.58
Total from investment operations	6.45	5.49	7.50	(3.11)	.65
Distributions from net investment income	(.04)	-	-	(.20)	-
Distributions from net realized gain	(1.12)	(.27)	-	-	-
Total distributions	(1.16)	(.27)	-	(.20)	-
Redemption fees added to paid in capital D	.01	.03	.06	.02	.01
Net asset value, end of period	$ 25.48	$ 20.18	$ 14.93	$ 7.37	$ 10.66
Total Return B, C	33.93%	37.27%	102.58%	(29.40)%	6.60%
Ratios to Average Net Assets F
Expenses before expense reductions	.87%	.88%	.93%	1.14%	.94% A
Expenses net of voluntary waivers, if any	.87%	.88%	.93%	1.14%	.94% A
Expenses net of all reductions	.84%	.85%	.83%	.93%	.83% A
Net investment income (loss)	1.04%H	.23%	.07%	1.16% G	1.12% A
Supplemental Data
Net assets, end of period (in millions)	$ 3,328	$ 1,504	$ 718	$ 36	$ 195
Portfolio turnover rate	16%	35%	79%	203%	230% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 19, 2000 (commencement of operations) to July 31, 2001.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

H Investment Income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $0.10 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been .61%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Leveraged Company Stock Fund (the fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 950,200
Unrealized depreciation	(163,185)
Net unrealized appreciation (depreciation)	787,015
Undistributed ordinary income	18,781
Undistributed long-term capital gain	38,606
Cost for federal income tax purposes	$ 2,714,338

The tax character of distributions paid was as follows:

	July 31, 2005	July 31, 2004
Ordinary Income	$ 43,399	$ 14,471
Long-term Capital Gains	43,002	-
Total	$ 86,401	$ 14,471

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,606,477 and $345,827, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .62% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,827 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $174 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $646 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $4 and $11, respectively.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 9, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 319 funds advised by FMR or an affiliate. Mr. McCoy oversees 321 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 310 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Leveraged Company Stock (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-
present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Leveraged Company Stock. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Thomas Soviero (41)

Year of Election or Appointment: 2003

Vice President of Leveraged Company Stock. Mr. Soviero also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Soviero managed a variety of Fidelity funds. Mr. Soviero also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 2000

Secretary of Leveraged Company Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Leveraged Company Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Leveraged Company Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Leveraged Company Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Leveraged Company Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Leveraged Company Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Leveraged Company Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Leveraged Company Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Leveraged Company Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Leveraged Company Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2000 Assistant Treasurer of Leveraged Company Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Leveraged Company Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of Leveraged Company Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of Leveraged Company Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Leveraged Company Stock. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Leveraged Company Stock Fund voted to pay on September 12, 2005, to shareholders of record at the opening of business on September 9, 2005, a distribution of $0.30 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.14 per share from net investment income.

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended July 31, 2005, $50,488,000, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended July 31, 2004, $32,555,000, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund designates 7%, 62% and 62% of the dividends distributed in September, December and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 18%, 100% and 100% of the dividends distributed in September, December and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2004, the fund's returns, the returns of a broad-based securities market index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Leveraged Company Stock Fund Performance Summary vs. Lipper Objective (%):

Cumulative Total Return (%)
30
25
20
15
10
5
0
24.5
14.8
10.9
5.0
1 Year
160
140
120
100
80
60
40
20
0
-20
140.0
22.1
11.2
-4.5
3 Year
75th Percentile
Fund Return
Benchmark Return
25th Percentile

% Beaten 98% 100%

Lipper Objective: Capital Appreciation

SEC Benchmark: S&P 500

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one- and three-year periods. The Board also stated that the relative investment performance of the fund has compared favorably to its benchmark over time.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Leveraged Company Stock

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Leveraged Company Stock
84
89
62
83
90
62
84
90
63
83
76
62
83
74
62
Mar-01
Dec-01
Dec-02
Dec-03
Dec-04

	Mar-01	Dec-01	Dec-02	Dec-03	Dec-04
TMG %	19%	19%	20%	19%	21%
Funds/Classes	1,009	1,138	1,289	1,296	1,305
ASPG Quadrant	1st	1st	1st	1st	2nd

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Annual Report

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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(Fidelity Investment logo)(registered trademark)
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www.fidelity.com

Fidelity®

OTC

Portfolio

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC Portfolio	19.70%	-8.76%	8.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® OTC Portfolio on July 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the NASDAQ Composite® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Sonu Kalra, Portfolio Manager of Fidelity® OTC Portfolio

A late-inning rally on Wall Street helped push some key U.S. equity indexes to four-year highs by the conclusion of the 12-month period ending July 31, 2005. Spurred on by bullish economic data and strong corporate earnings, investors enjoyed a stellar month of July, capping off a turbulent 12-month period for U.S. equity markets. Stock prices bounced up and down during most of the year, moving in cadence with gyrations in the price of crude oil and investors' gathering and ebbing concerns about inflation. The Federal Reserve Board raised short-term interest rates eight times during the period, also affecting overall market sentiment. Despite their fluctuations, the major equity indexes finished on a high note, with the Standard & Poor's 500SM Index and the NASDAQ Composite® Index posting gains of 14.05% and 16.51%, respectively, for the period. The small-cap Russell 2000® Index rose 24.78% and the Russell Midcap® Index jumped 28.93%, while the blue-chips' Dow Jones Industrial AverageSM advanced only 7.29%.

For the 12 months ending July 31, 2005, the fund returned 19.70%, handily beating the NASDAQ Composite Index but trailing the 22.82% return of the LipperSM Mid-Cap Funds Average. Compared with the index, the fund was aided by strong stock picking in information technology and health care. Among individual holdings, Google was the biggest contributor in absolute terms and second-largest versus the index. The company's Internet search engine remained the tool of choice for finding information online, enabling the company to post strong gains in paid-search revenues and earnings. Another tech stock aiding both absolute and relative performance was chip maker Intel, which was bolstered by strong demand in the more profitable laptop and notebook end of the personal computer market. On the other hand, business software maker Siebel Systems detracted from performance both in absolute terms and relative to the index. Investors were disappointed with Siebel's financial performance amid intense competition and a seeming lack of urgency in management's willingness to step up restructuring efforts. The fund's largest holding at period end, Microsoft, was a detractor relative to the index, albeit a modest contributor in absolute terms. Unexciting earnings growth and competition from upstarts such as the Linux operating system hampered the stock.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share-holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Actual	$ 1,000.00	$ 1,090.90	$ 3.94
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.03	$ 3.81

* Expenses are equal to the Fund's annualized expense ratio of .76%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	7.7	11.4
Intel Corp.	6.2	5.5
Dell, Inc.	4.4	5.7
Cisco Systems, Inc.	3.7	4.7
Yahoo!, Inc.	2.4	2.5
Amgen, Inc.	2.4	1.2
Google, Inc. Class A (sub. vtg.)	2.3	0.5
eBay, Inc.	2.2	0.8
Apple Computer, Inc.	2.0	1.1
Symantec Corp.	1.5	1.1
	34.8
Top Five Market Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	56.8	64.5
Health Care	15.3	10.8
Consumer Discretionary	13.8	9.7
Industrials	3.5	3.7
Telecommunication Services	2.8	3.6
Asset Allocation (% of fund's net assets)
As of July 31, 2005*		As of January 31, 2005**
	Stocks 98.6%		Stocks 97.7%
	Short-Term Investments and Net Other Assets 1.4%		Short-Term Investments and Net Other Assets 2.3%
* Foreign investments	8.1%	** Foreign investments	6.9%

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.8%
Diversified Consumer Services - 0.4%
Career Education Corp. (a)	387,600	$ 15,035
Corinthian Colleges, Inc. (a)	817,600	11,226
Steiner Leisure Ltd. (a)	145,300	5,022
		31,283
Hotels, Restaurants & Leisure - 2.5%
Buffalo Wild Wings, Inc. (a)	359,300	11,774
Carnival Corp. unit	254,800	13,352
Cosi, Inc. (a)	529,850	4,488
P.F. Chang's China Bistro, Inc. (a)	200,000	11,398
Panera Bread Co. Class A (a)	129,094	7,520
Penn National Gaming, Inc. (a)	716,200	25,604
Red Robin Gourmet Burgers, Inc. (a)	365,250	21,930
Shuffle Master, Inc. (a)(d)	700,000	18,781
Sportingbet PLC (a)	1,519,000	9,891
Starbucks Corp. (a)	393,400	20,673
Sunterra Corp. (a)	934,800	13,162
Texas Roadhouse, Inc. Class A	310,155	11,668
Wynn Resorts Ltd. (a)(d)	553,600	31,168
		201,409
Household Durables - 0.4%
Beazer Homes USA, Inc.	138,700	9,077
D.R. Horton, Inc.	198,700	8,163
Ryland Group, Inc.	106,000	8,565
Toll Brothers, Inc. (a)	143,600	7,958
		33,763
Internet & Catalog Retail - 3.1%
Amazon.com, Inc. (a)	451,200	20,381
Coldwater Creek, Inc. (a)	1,008,100	27,914
eBay, Inc. (a)	4,296,900	179,524
J. Jill Group, Inc. (a)	803,500	13,105
Overstock.com, Inc. (a)(d)	275,600	11,931
		252,855
Media - 2.3%
Comcast Corp. Class A (special) (a)	652,200	19,566
EchoStar Communications Corp. Class A	1,030,822	29,605
Focus Media Holding Ltd. ADR (d)	399,800	7,708
Harris Interactive, Inc. (a)	76,164	307
Lamar Advertising Co. Class A (a)	1,056,900	46,514
NTL, Inc. (a)	592,543	39,481
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Sirius Satellite Radio, Inc. (a)(d)	1,392,600	$ 9,498
TiVo, Inc. (a)	962,900	6,018
XM Satellite Radio Holdings, Inc. Class A (a)	711,400	25,347
		184,044
Multiline Retail - 0.7%
Federated Department Stores, Inc.	107,900	8,186
Sears Holdings Corp. (a)	321,300	49,554
		57,740
Specialty Retail - 4.4%
Aeropostale, Inc. (a)	271,700	8,110
American Eagle Outfitters, Inc.	422,800	13,931
bebe Stores, Inc.	644,100	18,331
Bed Bath & Beyond, Inc. (a)	543,100	24,928
Best Buy Co., Inc.	494,100	37,848
Electronics Boutique Holding Corp. (a)	488,700	31,599
GameStop Corp.:
Class A (a)	52,900	1,817
Class B (a)	741,200	23,718
Guitar Center, Inc. (a)	344,300	22,240
Hot Topic, Inc. (a)	1,782,400	30,372
Pacific Sunwear of California, Inc. (a)	637,000	15,536
Ross Stores, Inc.	914,900	24,245
Staples, Inc.	2,855,300	65,015
Urban Outfitters, Inc. (a)	631,100	38,314
		356,004
TOTAL CONSUMER DISCRETIONARY		1,117,098
CONSUMER STAPLES - 1.3%
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	997,200	45,841
United Natural Foods, Inc. (a)	241,000	8,127
Wal-Mart Stores, Inc.	405,400	20,006
Whole Foods Market, Inc.	167,900	22,920
Wild Oats Markets, Inc. (a)(d)	680,300	9,136
		106,030
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 1.7%
Energy Equipment & Services - 1.1%
GlobalSantaFe Corp.	205,400	$ 9,241
Halliburton Co.	151,500	8,492
Noble Corp.	138,500	9,304
Patterson-UTI Energy, Inc.	1,548,600	50,841
Schlumberger Ltd. (NY Shares)	98,100	8,215
		86,093
Oil, Gas & Consumable Fuels - 0.6%
Top Tankers, Inc.	1,274,200	19,546
Toreador Resources Corp.	25,000	726
Valero Energy Corp.	384,100	31,796
		52,068
TOTAL ENERGY		138,161
FINANCIALS - 2.4%
Capital Markets - 0.9%
Ameritrade Holding Corp. (a)	749,500	14,638
Calamos Asset Management, Inc. Class A	831,300	23,975
E*TRADE Financial Corp. (a)	1,174,200	18,212
Investors Financial Services Corp. (d)	479,700	16,511
		73,336
Commercial Banks - 1.1%
Fifth Third Bancorp	379,000	16,335
HDFC Bank Ltd. sponsored ADR	186,800	9,489
Nara Bancorp, Inc.	434,000	6,744
SVB Financial Group (a)	540,300	27,739
Texas Capital Bancshares, Inc. (a)	400,000	9,448
UCBH Holdings, Inc.	706,800	12,913
		82,668
Consumer Finance - 0.1%
Asta Funding, Inc.	301,500	8,065
Diversified Financial Services - 0.2%
Encore Capital Group, Inc. (a)	294,818	5,189
NETeller PLC (a)	874,500	12,926
		18,115
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	775,000	$ 9,168
TOTAL FINANCIALS		191,352
HEALTH CARE - 15.3%
Biotechnology - 8.5%
Affymetrix, Inc. (a)	372,500	17,392
Alkermes, Inc. (a)	704,800	10,924
Amgen, Inc. (a)	2,443,000	194,829
Biogen Idec, Inc. (a)	2,343,200	92,064
BioMarin Pharmaceutical, Inc. (a)	1,377,600	11,710
Celgene Corp. (a)	704,400	33,706
Cephalon, Inc. (a)	824,510	34,547
Genentech, Inc. (a)	665,400	59,440
Gilead Sciences, Inc. (a)	1,163,500	52,136
ImClone Systems, Inc. (a)	869,700	30,179
Invitrogen Corp. (a)	672,500	57,680
MedImmune, Inc. (a)	825,300	23,447
Millennium Pharmaceuticals, Inc. (a)	1,240,200	12,811
Neurocrine Biosciences, Inc. (a)	137,300	6,807
ONYX Pharmaceuticals, Inc. (a)(d)	377,600	8,855
OSI Pharmaceuticals, Inc. (a)	181,000	7,475
Protein Design Labs, Inc. (a)	1,192,000	27,166
Seattle Genetics, Inc. (a)	551,300	3,319
Vertex Pharmaceuticals, Inc. (a)	266,500	4,251
		688,738
Health Care Equipment & Supplies - 2.0%
American Medical Systems Holdings, Inc. (a)	1,110,400	25,817
Arthrocare Corp. (a)	233,400	8,535
Cytyc Corp. (a)	484,000	12,081
Dade Behring Holdings, Inc.	419,500	31,798
Gen-Probe, Inc. (a)	285,800	12,601
Respironics, Inc. (a)	1,290,200	48,899
SonoSight, Inc. (a)	251,100	8,412
Syneron Medical Ltd.	210,000	8,096
Varian, Inc. (a)	209,100	7,835
		164,074
Health Care Providers & Services - 3.0%
Caremark Rx, Inc. (a)	263,460	11,745
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Cerner Corp. (a)	98,500	$ 7,429
Express Scripts, Inc. (a)	637,100	33,320
Henry Schein, Inc. (a)	924,200	39,898
Humana, Inc. (a)	902,200	35,953
UnitedHealth Group, Inc.	856,800	44,811
WebMD Corp. (a)	6,138,200	65,126
		238,282
Pharmaceuticals - 1.8%
Elan Corp. PLC sponsored ADR (a)	540,800	4,045
Endo Pharmaceuticals Holdings, Inc. (a)	1,488,900	42,374
Medicis Pharmaceutical Corp. Class A (d)	474,200	16,085
Roche Holding AG (participation certificate)	91,300	12,415
Sepracor, Inc. (a)	647,700	33,907
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,153,100	36,207
		145,033
TOTAL HEALTH CARE		1,236,127
INDUSTRIALS - 3.5%
Aerospace & Defense - 0.1%
BE Aerospace, Inc. (a)	675,303	11,838
Air Freight & Logistics - 0.4%
EGL, Inc. (a)	863,451	17,381
Forward Air Corp.	412,500	14,376
		31,757
Airlines - 1.1%
JetBlue Airways Corp. (a)	1,819,756	38,215
Northwest Airlines Corp. (a)(d)	2,207,400	10,264
Ryanair Holdings PLC sponsored ADR (a)	265,400	12,423
Southwest Airlines Co.	1,743,900	24,746
		85,648
Commercial Services & Supplies - 1.2%
Cintas Corp.	737,100	32,676
Herman Miller, Inc.	1,134,400	36,221
Monster Worldwide, Inc. (a)	533,000	16,187
PeopleSupport, Inc. (e)	1,432,700	13,740
		98,824
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - 0.3%
A.S.V., Inc. (a)	220,200	$ 10,559
Joy Global, Inc.	259,100	10,641
		21,200
Marine - 0.1%
DryShips, Inc.	513,800	7,347
Road & Rail - 0.3%
Landstar System, Inc. (a)	860,692	28,678
TOTAL INDUSTRIALS		285,292
INFORMATION TECHNOLOGY - 56.8%
Communications Equipment - 8.6%
Cisco Systems, Inc. (a)	15,483,300	296,505
Comverse Technology, Inc. (a)	849,200	21,476
F5 Networks, Inc. (a)	167,700	7,074
Finisar Corp. (a)	1,950,000	2,126
JDS Uniphase Corp. (a)	5,856,300	8,843
Juniper Networks, Inc. (a)	2,218,500	53,222
Motorola, Inc.	1,985,700	42,057
Nokia Corp. sponsored ADR	2,911,700	46,442
QUALCOMM, Inc.	2,460,200	97,153
Research In Motion Ltd. (a)	1,709,700	120,902
		695,800
Computers & Peripherals - 10.8%
Advanced Digital Information Corp. (a)	1,080,400	8,622
Apple Computer, Inc. (a)	3,853,100	164,335
Avid Technology, Inc. (a)	777,900	32,011
Dell, Inc. (a)	8,769,200	354,890
EMC Corp. (a)	1,829,600	25,047
Emulex Corp. (a)	1,861,700	35,354
Hutchinson Technology, Inc. (a)	300,000	9,987
M-Systems Flash Disk Pioneers Ltd. (a)(e)	1,773,200	45,837
NCR Corp. (a)	845,700	29,354
Network Appliance, Inc. (a)	657,000	16,760
Palm, Inc. (a)	1,252,600	35,749
Rackable Systems, Inc.	250,000	3,243
SanDisk Corp. (a)	2,059,000	69,635
Seagate Technology	1,853,900	35,910
		866,734
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc. (a)	306,800	$ 8,050
FARO Technologies, Inc. (a)	142,500	3,374
Hon Hai Precision Industries Co. Ltd.	4,613,794	25,914
Optimal Group, Inc. Class A (a)	200,000	4,302
Photon Dynamics, Inc. (a)	428,300	8,110
Samsung SDI Co. Ltd.	78,900	7,865
		57,615
Internet Software & Services - 5.6%
Akamai Technologies, Inc. (a)	2,213,600	33,802
Cryptologic, Inc.	255,500	7,200
Digitas, Inc. (a)	1,423,200	16,054
Equinix, Inc. (a)	127,500	5,657
Google, Inc. Class A (sub. vtg.)	645,100	185,634
Marchex, Inc. Class B (a)	182,100	2,992
Supportsoft, Inc. (a)	1,695,119	9,323
Yahoo!, Inc. (a)	5,844,316	194,849
		455,511
IT Services - 1.5%
Cognizant Technology Solutions Corp. Class A (a)	733,500	36,000
Infosys Technologies Ltd. sponsored ADR	538,800	38,352
Paychex, Inc.	899,500	31,402
Sapient Corp. (a)	159,000	1,237
Satyam Computer Services Ltd. sponsored ADR	325,800	9,311
Syntel, Inc.	264,947	5,087
		121,389
Office Electronics - 0.4%
Zebra Technologies Corp. Class A (a)	761,200	29,687
Semiconductors & Semiconductor Equipment - 14.3%
Analog Devices, Inc.	1,314,400	51,524
Applied Materials, Inc.	3,303,700	60,986
Applied Micro Circuits Corp. (a)	2,277,700	6,856
ASML Holding NV (NY Shares) (a)	1,434,700	25,251
ATMI, Inc. (a)	854,211	27,190
Cypress Semiconductor Corp. (a)	589,300	8,462
Freescale Semiconductor, Inc.:
Class A	1,934,100	49,358
Class B	1,215,334	31,295
Integrated Circuit Systems, Inc. (a)	1,094,800	23,954
Intel Corp.	18,500,200	502,095
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Linear Technology Corp.	775,400	$ 30,132
Marvell Technology Group Ltd. (a)	548,500	23,964
Maxim Integrated Products, Inc.	1,363,400	57,086
National Semiconductor Corp.	1,851,200	45,743
Novellus Systems, Inc. (a)	240,000	6,924
NVIDIA Corp. (a)	1,042,900	28,221
Omnivision Technologies, Inc. (a)(d)	1,491,600	21,076
PMC-Sierra, Inc. (a)	1,911,600	18,791
PortalPlayer, Inc. (d)(e)	1,375,800	33,019
Rambus, Inc. (a)(d)	992,800	13,045
Samsung Electronics Co. Ltd.	74,550	41,162
Silicon Laboratories, Inc. (a)	444,600	13,013
Vitesse Semiconductor Corp. (a)	5,820,300	12,921
Xilinx, Inc.	699,600	19,834
		1,151,902
Software - 14.9%
Activision, Inc. (a)	1,692,211	34,420
Cognos, Inc. (a)	359,300	13,998
Electronic Arts, Inc. (a)	1,144,501	65,923
Hyperion Solutions Corp. (a)	375,531	17,672
Macrovision Corp. (a)	520,400	11,360
Microsoft Corp.	24,230,100	620,535
Oracle Corp. (a)	7,948,200	107,937
Quest Software, Inc. (a)	881,800	12,566
Red Hat, Inc. (a)	3,565,700	54,341
Siebel Systems, Inc.	10,059,745	84,502
Symantec Corp. (a)	5,554,674	122,036
Take-Two Interactive Software, Inc. (a)	1,187,650	29,228
THQ, Inc. (a)	84,383	2,952
TIBCO Software, Inc. (a)	1,396,102	10,736
UBI Soft Entertainment SA (a)(d)	200,000	11,097
		1,199,303
TOTAL INFORMATION TECHNOLOGY		4,577,941
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 0.6%
Chemicals - 0.6%
Ashland, Inc.	490,800	$ 30,160
Monsanto Co.	236,000	15,899
		46,059
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 0.1%
NeuStar, Inc. Class A	352,000	9,856
Wireless Telecommunication Services - 2.7%
Nextel Communications, Inc. Class A (a)	3,502,100	121,873
Nextel Partners, Inc. Class A (a)	487,200	12,131
NII Holdings, Inc. (a)	1,072,600	79,844
		213,848
TOTAL TELECOMMUNICATION SERVICES		223,704
UTILITIES - 0.4%
Electric Utilities - 0.1%
Exelon Corp.	150,600	8,060
Gas Utilities - 0.1%
Questar Corp.	128,700	9,032
Multi-Utilities - 0.2%
Public Service Enterprise Group, Inc.	200,100	12,866
TOTAL UTILITIES		29,958
TOTAL COMMON STOCKS (Cost $7,215,623)		7,951,722
Money Market Funds - 2.9%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 3.31% (b)	117,637,305	$ 117,637
Fidelity Securities Lending Cash Central Fund, 3.32% (b)(c)	111,749,787	111,750
TOTAL MONEY MARKET FUNDS (Cost $229,387)		229,387
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $7,445,010)		8,181,109
NET OTHER ASSETS - (1.5)%		(118,262)
NET ASSETS - 100%		$ 8,062,847
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
24/7 Real Media, Inc.	$ 6,713	$ 7,257	$ 10,999	$ -	$ -
Carrier Access Corp.	-	19,282	9,907	-	-
eDiets.com, Inc.	3,208	-	4,628	-	-
Homestore, Inc.	27,581	16,819	35,800	-	-
M-Systems Flash Disk Pioneers Ltd.	-	41,329	-	-	45,837
PeopleSupport, Inc.	-	14,484	-	-	13,740
PortalPlayer, Inc.	-	37,346	9,128	-	33,019
Redback Networks, Inc.	15,289	-	13,429	-	-
Rush Enterprises, Inc. Class A	-	18,460	21,816	-	-
Time Warner Telecom, Inc. Class A	32,301	166	28,716	-	-
Top Tankers, Inc.	1,987	22,221	7,782	1,404	-
WatchGuard Technologies, Inc.	6,848	4,362	8,688	-	-
Wet Seal, Inc. Class A	7,768	-	2,746	-	-
Total	$ 101,695	$ 181,726	$ 153,639	$ 1,404	$ 92,596
Income Tax Information
At July 31, 2005, the fund had a capital loss carryforward of approximately $4,443,084,000 of which $3,193,189,000 and $1,249,895,000 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2005

Assets
Investment in securities, at value (including securities loaned of $107,642) (cost $7,445,010) - See accompanying schedule		$ 8,181,109
Cash		8
Foreign currency held at value (cost $157)		166
Receivable for investments sold		226,554
Receivable for fund shares sold		7,587
Dividends receivable		219
Interest receivable		304
Prepaid expenses		12
Other affiliated receivables		33
Other receivables		3,503
Total assets		8,419,495

Liabilities
Payable for investments purchased	$ 227,568
Payable for fund shares redeemed	12,526
Accrued management fee	2,954
Other affiliated payables	1,760
Other payables and accrued expenses	90
Collateral on securities loaned, at value	111,750
Total liabilities		356,648

Net Assets		$ 8,062,847
Net Assets consist of:
Paid in capital		$ 11,799,505
Accumulated net investment loss		(209)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,472,566)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		736,117
Net Assets, for 224,046 shares outstanding		$ 8,062,847
Net Asset Value, offering price and redemption price per share ($8,062,847 ÷ 224,046 shares)		$ 35.99

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2005

Investment Income
Dividends (including $1,404 received from affiliated issuers)		$ 31,999
Special Dividends		106,285
Interest		3,168
Security lending		1,030
Total income		142,482

Expenses
Management fee Basic fee	$ 47,129
Performance adjustment	(5,664)
Transfer agent fees	17,955
Accounting and security lending fees	1,160
Independent trustees' compensation	39
Appreciation in deferred trustee compensation account	4
Custodian fees and expenses	317
Registration fees	92
Audit	93
Legal	55
Interest	2
Miscellaneous	64
Total expenses before reductions	61,246
Expense reductions	(4,301)	56,945
Net investment income (loss)		85,537
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $(86,137) from affiliated issuers)	966,014
Foreign currency transactions	(77)
Total net realized gain (loss)		965,937
Change in net unrealized appreciation (depreciation) on: Investment securities	323,742
Assets and liabilities in foreign currencies	32
Total change in net unrealized appreciation (depreciation)		323,774
Net gain (loss)		1,289,711
Net increase (decrease) in net assets resulting from operations		$ 1,375,248

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 85,537	$ (41,667)
Net realized gain (loss)	965,937	1,268,916
Change in net unrealized appreciation (depreciation)	323,774	(703,476)
Net increase (decrease) in net assets resulting from operations	1,375,248	523,773
Distributions to shareholders from net investment income	(95,497)	-
Share transactions Proceeds from sales of shares	1,495,132	2,620,488
Reinvestment of distributions	94,058	-
Cost of shares redeemed	(2,128,096)	(2,863,293)
Net increase (decrease) in net assets resulting from share transactions	(538,906)	(242,805)
Total increase (decrease) in net assets	740,845	280,968

Net Assets
Beginning of period	7,322,002	7,041,034
End of period (including accumulated net investment loss of $209 and accumulated net investment loss of $133, respectively)	$ 8,062,847	$ 7,322,002
Other Information Shares
Sold	45,709	82,028
Issued in reinvestment of distributions	2,762	-
Redeemed	(65,059)	(89,916)
Net increase (decrease)	(16,588)	(7,888)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 30.43	$ 28.33	$ 23.46	$ 32.96	$ 69.82
Income from Investment Operations
Net investment income (loss) B	.37 C	(.17)	(.17)	(.24)	(.18)
Net realized and unrealized gain (loss)	5.60	2.27	5.04	(9.26)	(24.02)
Total from investment operations	5.97	2.10	4.87	(9.50)	(24.20)
Distributions from net investment income	(.41)	-	-	-	-
Distributions from net realized gain	-	-	-	-	(12.66)
Total distributions	(.41)	-	-	-	(12.66)
Net asset value, end of period	$ 35.99	$ 30.43	$ 28.33	$ 23.46	$ 32.96
Total Return A	19.70%	7.41%	20.76%	(28.82)%	(42.79)%
Ratios to Average Net Assets D
Expenses before expense reductions	.81%	.91%	1.18%	1.14%	.97%
Expenses net of voluntary waivers, if any	.81%	.91%	1.18%	1.14%	.97%
Expenses net of all reductions	.75%	.89%	1.12%	1.09%	.94%
Net investment income (loss)	1.13% C	(.53)%	(.71)%	(.81)%	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$ 8,063	$ 7,322	$ 7,041	$ 5,911	$ 8,802
Portfolio turnover rate	117%	61%	116%	120%	219%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.46 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (.27)%.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity OTC Portfolio (the fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, non-taxable dividends, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,029,725
Unrealized depreciation	(323,149)
Net unrealized appreciation (depreciation)	706,576
Capital loss carryforward	(4,448,826)

Cost for federal income tax purposes	$ 7,474,533

The tax character of distributions paid was as follows:

July 31, 2005
Ordinary Income	$ 95,497

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $8,700,268 and $9,262,602, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,792 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,063 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 27,227	2.14%	$ 2

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,484. The weighted average interest rate was 2.06%. At period end, there were no bank borrowings outstanding.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $4,094 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $3 and $204, respectively.

9. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the portfolio of investments, as of July 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 9, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of other Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of OTC (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR.

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of OTC. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of OTC. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of OTC. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of OTC. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of OTC. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of OTC. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of OTC. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of OTC. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of OTC. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of OTC. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of OTC. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of OTC. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of OTC. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of OTC. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of OTC. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of OTC. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The fund designates 100% of the dividends distributed in December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the fund's returns, the returns of a broad-based securities market index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

OTC Portfolio Performance Summary vs. Lipper Objective (%):

Cumulative Total Return (%)
20
18
16
14
12
10
8
6
4
2
0
18.3
11.9
9.2
8.1
1 Year
40
35
30
25
20
15
10
5
0
35.1
13.1
12.6
9.3
3 Year
60
40
20
0
-20
-40
-60
53.6
-22.5
-37.4
-45.5
5 Year
75th Percentile
Fund Return
Benchmark Return
25th Percentile

% Beaten 10% 33% 10%

Lipper Objective: Mid-Cap

SEC Benchmark: NASDAQ

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the fourth quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the five-year cumulative total return of the fund was higher than its benchmark. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 22% means that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

OTC Portfolio

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
OTC Portfolio
OTC Portfolio including Perf. Fee
84
65
63
65
83
66
63
79
84
68
63
92
83
69
63
71
83
68
63
63
Mar-01
Dec-01
Dec-02
Dec-03
Dec-04

	Mar-01	Dec-01	Dec-02	Dec-03	Dec-04
TMG %	19%	20%	20%	20%	22%
Funds/Classes	1,009	1,138	1,289	1,296	1,305
ASPG Quadrant	2nd	2nd	2nd	2nd	2nd

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

3501 PGA Boulevard
West Palm Beach, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Annual Report

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investments
Advisors

Fidelity International Investments
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

OTC-UANN-0905
1.789250.102

Fidelity®

Real Estate Income

Fund

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>
Central Fund Investments	<Click Here>	Complete list of investments for Fidelity's fixed-income central funds.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Life of Fund A
Fidelity Real Estate Income Fund	12.90%	13.82%

A From February 4, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund on February 4, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard and Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Mark Snyderman, Portfolio Manager of Fidelity® Real Estate Income Fund

A late rally helped push some key U.S. equity indexes to four-year highs by the conclusion of the 12-month period ending July 31, 2005. Spurred on by bullish economic data and strong corporate earnings, investors enjoyed a good month of July. Also helping was the fact that the yield on the 10-year Treasury note declined from 4.50% to 4.28% in the 12-month period, much to the surprise of many observers. The Federal Reserve Board raised short-term interest rates eight times during the period, also affecting overall market sentiment. Despite their fluctuations, the major equity indexes finished on a high note, with the Standard & Poor's 500SM Index and the NASDAQ Composite® Index posting gains of 14.05% and 16.51%, respectively, for the period. The small-cap Russell 2000® Index rose 24.78% and the Russell Midcap® Index jumped 28.93%, while the blue-chips' Dow Jones Industrial AverageSM advanced only 7.29%.

The fund gained 12.90% during the past 12 months, solidly outpacing the Fidelity Real Estate Income Composite Index - a 50/50 blend of the Morgan Stanley® REIT Preferred Index and the Merrill Lynch® Real Estate Corporate Bond Index - which returned 7.61%. The fund trailed its peer group average, the LipperSM Real Estate Funds Average, which gained 39.86%, and the broader stock market, as measured by the S&P 500®. The portfolio generally benefited from positive real estate and capital market fundamentals. Real estate common stock appreciation and credit upgrades in some of our bond holdings were significant contributors to performance both on an absolute basis and relative to the composite index. The fund was helped by its common stock holdings in General Growth Properties, which benefited from the company's growth prospects and progress in reducing its debt leverage. Another fund holding, a CBMS created by J.P. Morgan - JPMC 97-C5 F - performed well as the security's credit quality improved. There were few significantly negative holdings during the period, but one laggard was an interest-only CMBS - CSFB 04-TFLA AX - that lost ground as the underlying commercial mortgages paid off too quickly to make this bond a good investment. Also detracting was my position in real estate investment trust (REIT) common stock Bimini Mortgage. This mortgage REIT underperformed as it faced greater competition.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Actual	$ 1,000.00	$ 1,053.30	$ 4.33
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.58	$ 4.26

* Expenses are equal to the Fund's annualized expense ratio of .85%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Five Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
General Growth Properties, Inc.	0.9	0.6
MFA Mortgage Investments, Inc. Series A, 8.50%	0.8	0.9
Annaly Mortgage Management, Inc. Series A, 7.875%	0.8	0.9
Windrose Medical Properties Trust 7.50%	0.8	0.0
Apartment Investment & Management Co. Series T, 8.00%	0.8	0.9
	4.1
Top Five Bonds as of July 31, 2005
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
J.P. Morgan Commercial Mortgage Finance Corp. Series 1997-C5 Class F, 7.5605% 9/15/2029	1.0	1.1
Taberna Preferred Funding II Ltd./Taberna Preferred Funding II, Inc. Series 2005-2A Class E1, 6.449% 11/5/35	0.6	0.0
MeriStar Hospitality Corp. 9% 1/15/08	0.6	0.7
Banc of America Large Loan, Inc. floater Series 2003-BBA2 Class A3, 3.7081% 11/15/2015	0.6	0.7
Wrightwood Capital LLC 9% 6/1/14	0.6	0.0
	3.4
Top Five REIT Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	9.1	6.8
REITs - Mortgage	8.7	10.2
REITs - Office Buildings	6.7	7.5
REITs - Health Care Facilities	6.9	6.3
REITs - Apartments	6.9	6.6
Asset Allocation (% of fund's net assets)
As of July 31, 2005 *		As of January 31, 2005 **
	Stocks 45.9%		Stocks 45.0%
	Bonds 43.4%		Bonds 45.1%
	Convertible Securities 1.6%		Convertible Securities 0.8%
	Other Investments 3.1%		Other Investments 3.3%
	Short-Term Investments and Net Other Assets 6.0%		Short-Term Investments and Net Other Assets 5.8%
* Foreign investments	3.1%	** Foreign investments	1.4%

The information in the above tables is based on the combined investments of the fund and its pro-ratashare of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 16.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.1%
Starwood Hotels & Resorts Worldwide, Inc. unit	10,000	$ 633,200
Household Durables - 0.5%
KB Home	20,300	1,662,773
Ryland Group, Inc.	20,400	1,648,320
		3,311,093
TOTAL CONSUMER DISCRETIONARY		3,944,293
FINANCIALS - 16.0%
Capital Markets - 0.0%
KKR Financial Corp.	11,500	281,520
Real Estate - 16.0%
Acadia Realty Trust (SBI)	145,600	2,766,400
AMB Property Corp. (SBI)	20,900	961,191
American Campus Communities, Inc.	39,900	999,495
American Financial Realty Trust (SBI)	153,400	2,208,960
Anworth Mortgage Asset Corp.	210,400	1,977,760
Apartment Investment & Management Co. Class A	16,200	712,800
AvalonBay Communities, Inc.	17,900	1,567,324
Bimini Mortgage Management, Inc.	80,700	1,066,854
Boston Properties, Inc.	27,700	2,109,355
Capital Lease Funding, Inc.	104,500	1,149,500
CarrAmerica Realty Corp.	51,300	1,992,492
Catellus Development Corp.	57,300	2,066,238
CenterPoint Properties Trust (SBI)	41,200	1,807,032
DiamondRock Hospitality Co.	142,400	1,710,224
Digital Realty Trust, Inc.	56,500	1,070,110
Duke Realty Corp.	78,800	2,676,048
Eagle Hospitality Properties Trust, Inc.	198,100	2,028,544
Education Realty Trust, Inc.	78,300	1,552,689
Equity Lifestyle Properties, Inc.	69,630	3,068,594
Equity Residential (SBI)	95,300	3,850,120
Federal Realty Investment Trust (SBI)	57,200	3,735,732
Fieldstone Investment Corp.	115,634	1,692,882
General Growth Properties, Inc.	134,640	6,190,747
Glenborough Realty Trust, Inc.	66,300	1,389,648
GMH Communities Trust	98,300	1,473,517
Healthcare Realty Trust, Inc.	35,900	1,466,874
HomeBanc Mortgage Corp., Georgia	251,900	2,282,214
Host Marriott Corp.	43,000	801,950
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Inland Real Estate Corp.	213,800	$ 3,546,942
Innkeepers USA Trust (SBI)	108,200	1,663,034
Kimco Realty Corp.	61,500	4,038,090
Lexington Corporate Properties Trust	95,300	2,285,294
MeriStar Hospitality Corp. (a)	80,700	719,844
MortgageIT Holdings, Inc.	167,700	3,291,951
Nationwide Health Properties, Inc.	35,800	897,864
New Century Financial Corp.	17,100	895,698
Newcastle Investment Corp.	68,800	2,125,920
Origen Financial, Inc. (d)	100,000	777,000
Plum Creek Timber Co., Inc.	29,400	1,112,790
ProLogis	34,000	1,549,040
Saxon Capital, Inc.	32,700	526,143
Simon Property Group, Inc.	52,304	4,170,721
Spirit Finance Corp. (d)	200,000	2,352,000
Spirit Finance Corp.	311,000	3,657,360
Sunstone Hotel Investors, Inc.	60,500	1,564,530
The Macerich Co.	13,300	933,926
Trizec Properties, Inc.	113,900	2,502,383
Trustreet Properties, Inc.	121,700	2,134,618
United Dominion Realty Trust, Inc. (SBI)	103,400	2,631,530
Ventas, Inc.	102,900	3,322,641
Vornado Realty Trust	39,400	3,492,416
		106,567,029
TOTAL FINANCIALS		106,848,549
TOTAL COMMON STOCKS (Cost $86,473,339)		110,792,842
Preferred Stocks - 30.9%

Convertible Preferred Stocks - 1.6%
FINANCIALS - 1.6%
Real Estate - 1.6%
Crescent Real Estate Equities Co. Series A, 6.75%	17,700	380,196
Equity Office Properties Trust Series B, 5.25%	74,000	3,855,400
Glenborough Realty Trust, Inc. Series A, 7.75%	38,330	985,081
Windrose Medical Properties Trust 7.50%	200,000	5,270,000
		10,490,677
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 29.3%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Hilton Hotels Corp. 8.00%	4,800	$ 126,096
FINANCIALS - 29.3%
Diversified Financial Services - 0.5%
Westcoast Hospitality Capital Trust 9.50%	135,000	3,597,750
Real Estate - 28.6%
Accredited Mortgage Loan Trust Series A, 9.75%	165,695	4,419,086
Affordable Residential Communties, Inc. Series A, 8.25%	184,000	4,664,400
Alexandria Real Estate Equities, Inc.:
Series B, 9.10%	101,200	2,699,004
Series C, 8.375%	65,000	1,714,050
American Home Mortgage Investment Corp.:
Series A, 9.375%	120,000	3,246,000
Series B, 9.25%	82,000	2,171,360
Annaly Mortgage Management, Inc. Series A, 7.875%	207,000	5,297,130
Anthracite Capital, Inc. Series C, 9.375%	46,000	1,209,800
Anworth Mortgage Asset Corp. Series A, 8.625%	187,827	4,827,154
Apartment Investment & Management Co.:
Series G, 9.375%	66,600	1,773,558
Series Q, 10.10%	82,490	2,154,639
Series R, 10.00%	96,800	2,565,200
Series T, 8.00%	204,400	5,263,300
Series U, 7.75%	48,812	1,235,432
Series V, 8.00%	40,000	1,025,600
Series Y, 7.875%	40,000	1,018,000
Ashford Hospitality Trust, Inc. Series A, 8.55%	100,000	2,630,000
Bedford Property Investors, Inc.:
Series A, 8.75% (d)	69,000	3,652,170
Series B, 7.625%	64,800	1,636,200
Brandywine Realty Trust Series C, 7.50%	10,000	253,000
Capital Automotive (REIT) 6.75%	163,000	4,115,750
CBL & Associates Properties, Inc.:
(depositary shares) Series C, 7.75%	28,600	743,600
Series B, 8.75%	60,000	3,240,000
Cedar Shopping Centers, Inc. 8.875%	110,000	2,970,000
CenterPoint Properties Trust Series D, 5.377%	4,100	4,089,750
Colonial Properties Trust:
(depositary shares) Series D, 8.125%	3,500	90,825
Series C, 9.25%	30,000	783,000
Series E, 7.62%	78,679	1,937,077
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate - continued
Commercial Net Lease Realty, Inc. Series A, 9.00%	19,200	$ 513,792
Cousins Properties, Inc.:
Series A, 7.75%	131,700	3,350,448
Series B, 7.50%	40,000	1,018,000
Crescent Real Estate Equities Co. Series B, 9.50%	3,900	104,130
CRT Properties, Inc. Series A, 8.50%	25,000	631,250
Developers Diversified Realty Corp. (depositary shares):
Class F, 8.60%	7,200	189,936
Class G, 8.00%	42,800	1,115,796
Digital Realty Trust, Inc.:
Series A, 8.50%	160,000	4,220,800
Series B, 7.875%	76,100	2,007,518
Duke Realty Corp. (depositary shares) Series B, 7.99%	74,700	3,828,375
Eagle Hospitality Properties Trust, Inc. Series A, 8.25%	184,000	4,728,800
Eastgroup Properties, Inc. Series D, 7.95%	103,900	2,742,960
Entertainment Properties Trust Series A 9.50%	40,000	1,080,000
Equity Inns, Inc. Series B, 8.75%	60,000	1,591,800
Equity Residential Series B, 9.125%	19,600	498,036
Federal Realty Investment Trust Series B, 8.50%	11,600	302,876
FelCor Lodging Trust, Inc. 8.00%	40,000	972,000
Glimcher Realty Trust:
Series F, 8.75%	62,000	1,616,340
Series G, 8.125%	127,000	3,265,170
Health Care REIT, Inc.:
Series D, 7.875%	30,000	774,900
Series F, 7.625%	36,700	932,547
Hersha Hospitality Trust Series A 8.00%	110,000	2,750,000
Highwoods Properties, Inc.:
(depositary shares) Series D, 8.00%	36,300	908,226
Series A, 8.625%	214	214,000
Series B, 8.00%	37,500	953,250
Host Marriott Corp.:
Class C, 10.00%	8,500	221,425
Series E, 8.875%	50,000	1,377,500
HRPT Properties Trust:
Series A, 9.875%	11,500	294,975
Series B, 8.75%	29,700	802,791
Impac Mortgage Holdings, Inc. Series C, 9.125%	150,000	3,847,500
Innkeepers USA Trust Series C, 8.00%	67,400	1,735,550
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate - continued
iStar Financial, Inc.:
Series D, 8.00%	4,000	$ 101,920
Series E, 7.875%	27,000	702,000
Series F, 7.80%	13,800	353,418
Kilroy Realty Corp. Series E, 7.80%	44,000	1,122,440
La Quinta Properties, Inc. (depositary shares) Series A, 9.00%	10,000	257,000
LaSalle Hotel Properties:
Series A, 10.25%	178,200	4,811,400
Series B, 8.375%	19,400	510,220
Lexington Corporate Properties Trust Series B, 8.05%	124,500	3,224,550
LTC Properties, Inc. Series F, 8.00%	79,300	2,034,045
MFA Mortgage Investments, Inc. Series A, 8.50%	209,400	5,381,580
Mid-America Apartment Communities, Inc. Series H, 8.30%	127,800	3,379,032
Nationwide Health Properties, Inc. 7.677%	36,939	3,850,891
New Plan Excel Realty Trust (depositary shares) Series D, 7.80%	25,106	1,308,023
Newcastle Investment Corp. Series B, 9.75%	163,700	4,441,181
Omega Healthcare Investors, Inc. Series D, 8.375%	159,800	4,186,760
Parkway Properties, Inc. Series D, 8.00%	165,000	4,356,000
Prime Group Realty Trust(OLD) Series B, 9.00%	60,000	1,414,200
ProLogis Series C, 8.54%	6,478	403,660
PS Business Parks, Inc.:
(depositary shares) Series F, 8.75%	21,500	564,375
(depositary shares) Series L, 7.60%	22,500	574,200
Series D, 9.50%	28,100	731,162
RAIT Investment Trust:
Series A, 7.75%	125,900	3,175,198
Series B, 8.375%	111,300	2,893,800
Realty Income Corp. 8.25%	76,800	2,108,160
Saul Centers, Inc. 8.00%	156,800	4,126,976
Simon Property Group, Inc.:
Series G, 7.89%	28,900	1,560,600
Series J, 8.375%	17,100	1,171,350
SNH Capital Trust I Series Z, 10.125%	43,300	1,143,986
Strategic Hotel Capital, Inc. 8.50% (d)	119,500	3,151,813
Taubman Centers, Inc. Series A, 8.30%	48,727	1,242,539
The Mills Corp.:
Series B, 9.00%	25,000	657,500
Series C, 9.00%	63,100	1,664,578
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate - continued
The Mills Corp.: - continued
Series E, 8.75%	44,100	$ 1,180,998
Series G, 7.875%	60,000	1,539,000
United Dominion Realty Trust, Inc. Series B, 8.60%	12,500	333,750
Winston Hotels, Inc. Series B, 8.00%	35,600	906,020
		190,580,101
Thrifts & Mortgage Finance - 0.2%
Fannie Mae 7.00%	20,000	1,112,000
TOTAL FINANCIALS		195,289,851
TOTAL NONCONVERTIBLE PREFERRED STOCKS		195,415,947
TOTAL PREFERRED STOCKS (Cost $199,383,477)		205,906,624
Nonconvertible Bonds - 24.0%
	Principal Amount
CONSUMER DISCRETIONARY - 3.8%
Hotels, Restaurants & Leisure - 1.6%
Felcor Lodging LP 9% 6/1/11 (e)	$ 1,500,000	1,650,000
Hilton Hotels Corp. 7.625% 5/15/08	1,680,000	1,810,200
HMH Properties, Inc. 7.875% 8/1/08	90,000	91,125
Host Marriott LP:
7% 8/15/12	1,500,000	1,563,750
7.125% 11/1/13	1,503,000	1,572,589
John Q. Hammons Hotels LP/John Q. Hammons Hotels Corp. III 8.875% 5/15/12	2,080,000	2,280,200
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14	1,500,000	1,483,125
		10,450,989
Household Durables - 2.2%
Beazer Homes USA, Inc. 8.375% 4/15/12	1,000,000	1,080,000
D.R. Horton, Inc.:
4.875% 1/15/10	1,000,000	980,000
9.375% 3/15/11	1,300,000	1,391,000
K. Hovnanian Enterprises, Inc.:
6% 1/15/10	420,000	416,850
Nonconvertible Bonds - continued
		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
K. Hovnanian Enterprises, Inc.: - continued
7.75% 5/15/13		$ 2,000,000	$ 2,120,000
KB Home:
5.875% 1/15/15		1,000,000	992,500
7.75% 2/1/10		1,500,000	1,588,125
Ryland Group, Inc. 9.125% 6/15/11		1,000,000	1,080,000
Standard Pacific Corp. 9.25% 4/15/12		1,500,000	1,672,500
WCI Communities, Inc.:
7.875% 10/1/13		370,000	375,088
9.125% 5/1/12		2,000,000	2,110,000
William Lyon Homes, Inc. 7.5% 2/15/14		1,000,000	960,000
			14,766,063
TOTAL CONSUMER DISCRETIONARY			25,217,052
FINANCIALS - 19.0%
Real Estate - 18.4%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		1,490,889	1,587,796
AMB Property LP 7.2% 12/15/05		1,080,000	1,091,857
American Health Properties, Inc. 7.5% 1/15/07		1,000,000	1,036,640
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13 (d)		1,000,000	1,000,000
8.125% 6/1/12		3,190,000	3,349,500
Archstone-Smith Trust 5% 8/15/07		200,000	202,145
Arden Realty LP:
5.2% 9/1/11		500,000	496,359
7% 11/15/07		1,000,000	1,051,688
8.5% 11/15/10		1,000,000	1,155,891
Bay Apartment Communities, Inc. 6.625% 1/15/08		840,000	873,858
Brandywine Operating Partnership LP 4.5% 11/1/09		1,000,000	971,787
Camden Property Trust 4.375% 1/15/10		2,370,000	2,304,643
CarrAmerica Realty Corp.:
3.625% 4/1/09		1,000,000	952,031
5.25% 11/30/07		1,525,000	1,532,788
CB Richard Ellis Services, Inc. 9.75% 5/15/10		1,932,000	2,144,520
Colonial Properties Trust:
6.25% 6/15/14		1,000,000	1,035,118
7% 7/14/07		1,000,000	1,034,726
Nonconvertible Bonds - continued
		Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Commercial Net Lease Realty, Inc. 6.25% 6/15/14		$ 500,000	$ 516,337
Crescent Real Estate Equities LP 7.5% 9/15/07 (e)		1,500,000	1,522,500
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09		2,500,000	2,612,500
Developers Diversified Realty Corp.:
4.625% 8/1/10		1,505,000	1,469,211
5% 5/3/10		1,000,000	995,785
6.625% 1/15/08		550,000	570,735
7.5% 7/15/18		200,000	233,515
Duke Realty LP:
5.25% 1/15/10		200,000	202,414
6.8% 2/12/09		1,500,000	1,591,428
EOP Operating LP:
4.1044% 10/1/10 (e)		3,000,000	3,022,650
8.375% 3/15/06		1,000,000	1,024,851
Evans Withycombe Residential LP 7.625% 4/15/07		1,675,000	1,744,638
Federal Realty Investment Trust 6.125% 11/15/07		1,200,000	1,231,708
First Industrial LP:
5.25% 6/15/09		1,000,000	1,001,423
7.375% 3/15/11		2,100,000	2,288,536
7.6% 5/15/07		1,000,000	1,046,074
Gables Realty LP:
5.75% 7/15/07		2,000,000	2,032,452
7.25% 2/15/06		1,500,000	1,522,874
Health Care REIT, Inc.:
6% 11/15/13		1,000,000	1,008,199
7.5% 8/15/07		450,000	471,129
8% 9/12/12		2,450,000	2,804,231
Healthcare Realty Trust, Inc. 8.125% 5/1/11		2,790,000	3,133,692
Heritage Property Investment Trust, Inc. 4.5% 10/15/09		1,500,000	1,469,705
Highwoods/Forsyth LP:
7% 12/1/06		500,000	513,122
7.125% 2/1/08		950,000	994,896
7.5% 4/15/18		1,250,000	1,368,311
Hospitality Properties Trust 6.75% 2/15/13		1,610,000	1,732,344
HRPT Properties Trust 6.5% 1/15/13		200,000	214,701
iStar Financial, Inc.:
5.125% 4/1/11		1,000,000	988,410
6.5% 12/15/13		1,000,000	1,032,500
7% 3/15/08		1,800,000	1,887,750
Nonconvertible Bonds - continued
		Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Liberty Property LP 7.25% 8/15/07		$ 1,500,000	$ 1,567,991
Mack-Cali Realty LP 7.25% 3/15/09		100,000	107,045
MeriStar Hospitality Corp. 9% 1/15/08		4,000,000	4,180,000
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. III 9.125% 1/15/11		1,250,000	1,325,000
Nationwide Health Properties, Inc.:
6% 5/20/15		2,000,000	1,971,000
8.25% 7/1/12		1,300,000	1,442,581
Omega Healthcare Investors, Inc. 7% 4/1/14		2,970,000	3,021,975
Post Apartment Homes LP:
5.125% 10/12/11		1,500,000	1,508,733
5.45% 6/1/12		1,000,000	994,570
7.7% 12/20/10		2,500,000	2,789,755
Price Development Co. LP 7.29% 3/11/08		1,650,000	1,744,875
ProLogis 7.1% 4/15/08		775,000	821,750
Reckson Operating Partnership LP 7.75% 3/15/09		2,600,000	2,825,831
Security Capital Industrial Trust 7.95% 5/15/08		97,000	101,804
Senior Housing Properties Trust:
7.875% 4/15/15		585,000	630,338
8.625% 1/15/12		2,500,000	2,818,750
Shurgard Storage Centers, Inc. 5.875% 3/15/13		1,000,000	1,002,168
Simon Property Group LP 5.375% 8/28/08		550,000	560,657
Tanger Properties LP 9.125% 2/15/08		300,000	324,000
The Rouse Co.:
3.625% 3/15/09		1,000,000	934,531
5.375% 11/26/13		2,000,000	1,895,110
7.2% 9/15/12		3,220,000	3,401,611
Thornburg Mortgage, Inc. 8% 5/15/13		3,750,000	3,843,750
Trustreet Properties, Inc. 7.5% 4/1/15 (d)		3,000,000	3,082,500
United Dominion Realty Trust:
5% 1/15/12		1,000,000	981,986
7.95% 7/12/06		2,200,000	2,263,078
United Dominion Realty Trust, Inc. 6.5% 6/15/09		325,000	343,180
Ventas Realty LP/Ventas Capital Corp.:
6.625% 10/15/14		1,670,000	1,711,750
6.625% 10/15/14 (d)		500,000	512,500
6.75% 6/1/10 (d)		2,000,000	2,085,000
8.75% 5/1/09		800,000	884,000
9% 5/1/12		2,961,000	3,434,760
Nonconvertible Bonds - continued
		Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Vornado Realty LP 4.5% 8/15/09		$ 1,000,000	$ 979,781
Vornado Realty Trust 5.625% 6/15/07		2,700,000	2,732,767
			122,895,095
Thrifts & Mortgage Finance - 0.6%
Wrightwood Capital LLC 9% 6/1/14 (h)		4,000,000	4,000,000
TOTAL FINANCIALS			126,895,095
HEALTH CARE - 0.7%
Health Care Providers & Services - 0.7%
Beverly Enterprises, Inc. 7.875% 6/15/14		1,030,000	1,122,700
Extendicare Health Services, Inc. 6.875% 5/1/14		1,500,000	1,492,500
Genesis HealthCare Corp. 8% 10/15/13		1,820,000	1,974,700
			4,589,900
TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
American Tower Corp. 7.125% 10/15/12		2,000,000	2,115,000
American Tower Escrow Corp. 0% 8/1/08 (c)		2,000,000	1,542,600
			3,657,600
TOTAL NONCONVERTIBLE BONDS (Cost $158,299,060)			160,359,647
Asset-Backed Securities - 2.9%

ABSC NIMS Trust:
Series 2003-HE4 Class A, 7% 8/17/33 (d)		92,807	92,807
Series 2003-HE5 Class A, 7% 8/17/33 (d)		82,968	83,071
Series 2003-HE7 Class A, 7% 12/15/33 (d)		103,888	104,018
Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M9, 5.96% 10/25/34 (d)(e)		2,000,000	1,844,688
Conseco Finance Securitizations Corp. Series 2000-4 Class A4, 7.73% 4/1/31		867,980	808,382
Countrywide Home Loans, Inc. Series 2004-11N Class N, 5.25% 4/25/36 (d)		399,765	397,601
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (d)		850,000	930,713
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1 Class D, 5.612% 6/15/35 (d)		2,000,000	2,006,054
Asset-Backed Securities - continued
		Principal Amount	Value (Note 1)
Diversified REIT Trust Series 2003-SMU Class D, 6.78% 3/18/11 (d)(e)		$ 1,785,000	$ 1,722,804
Gramercy Real Estate CDO Ltd. Series 2005-1A Class H, 5.58% 7/25/35 (d)(e)		2,000,000	2,000,000
Green Tree Financial Corp. Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,515,983
GSAMP Trust Series 2005-HE3 Class B3, 5.96% 6/25/35 (e)		1,259,000	1,111,068
Home Equity Asset Trust Series 2003-6N Class A, 6.5% 3/27/34 (d)		142,965	142,250
Morgan Stanley Dean Witter Capital I Trust Series 2001-NC2 Class B1, 5.41% 1/25/32 (e)		84,355	84,394
Park Place NIMS Trust Series 2004-WCW1 Class NOTE, 5.65% 9/25/34 (d)		484,517	485,122
Park Place Securities NIM Trust Series 2004-WHQN2 Class A, 4% 2/25/35 (d)		621,275	616,615
Park Place Securities, Inc. Series 2004-WHQ2 Class M10, 5.96% 2/25/35 (d)(e)		1,500,000	1,305,900
Taberna Preferred Funding II Ltd./Taberna Preferred Funding II, Inc. Series 2005-2A Class E1, 6.449% 11/5/35 (d)(e)		4,210,000	4,210,000
TOTAL ASSET-BACKED SECURITIES (Cost $19,587,956)			19,461,470
Collateralized Mortgage Obligations - 1.8%

Private Sponsor - 1.7%
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (d)		217,535	202,121
Series 2002-R2 Class 2B3, 4.6039% 7/25/33 (d)(e)		276,042	175,200
Series 2003-40 Class B3, 4.5% 10/25/18		273,448	242,119
Series 2003-R2 Class B3, 5.5% 5/25/43 (d)		594,161	474,400
Series 2003-R3:
Class B2, 5.5% 11/25/33		1,879,968	1,636,160
Class B3, 5.5% 11/25/33		562,923	447,875
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (e)		660,875	514,036
Residential Finance LP/Residential Finance Development Corp. floater:
Series 2002-A Class B10, 19.55% 10/10/34 (e)		552,565	580,193
Series 2003-B Class B9, 15.3% 7/10/35 (d)(e)		965,485	1,023,414
Series 2004-C Class B5, 4.7% 9/10/36 (e)		395,549	399,999
Series 2005-A Class B6, 5.35% 3/10/37 (d)(e)		1,990,828	1,990,828
Series 2005-B Class B6, 4.95% 6/10/37 (d)(e)		998,108	998,108
Collateralized Mortgage Obligations - continued
		Principal Amount	Value (Note 1)
Private Sponsor - continued
Residential Funding Mortgage Securities I, Inc. Series 2002-S20 Class M3, 5.25% 12/25/17		$ 88,279	$ 82,930
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (d)		184,283	161,018
Resix Finance Ltd. floater:
Series 2003-D Class B8, 9.85% 12/10/35 (d)(e)		729,957	753,681
Series 2004-A Class B7, 7.6% 2/10/36 (d)(e)		686,961	702,418
Series 2004-B Class B7, 7.35% 2/10/36 (d)(e)		825,680	848,386
TOTAL PRIVATE SPONSOR			11,232,886
U.S. Government Agency - 0.1%
Fannie Mae REMIC Trust Series 2003-W1 Subordinate REMIC Pass-Through Certificate, Class B3, 5.75% 12/25/42		336,337	275,901
Fannie Mae REMIC Trust Series 2003-W4 Subordinate REMIC Pass-Through Certificate, Class 2B3, 4.6587% 10/25/42 (d)(e)		84,595	54,564
Fannie Mae REMIC Trust Series 2003-W10 Subordinate REMIC Pass-Through Certificate, Class 2B3, 4.4463% 6/25/43 (e)		197,209	122,578
Fannie Mae REMIC Trust Series 2001-W3 Subordinate REMIC Pass-Through Certificate, Class B3, 7% 9/25/41		295,426	261,545
Fannie Mae REMIC Trust Series 2002-W1 Subordinate REMIC Pass-Through Certificate, Class 3B3, 4.3947% 2/25/42 (d)(e)		172,100	116,437
TOTAL U.S. GOVERNMENT AGENCY			831,025
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,926,260)			12,063,911
Commercial Mortgage Securities - 12.4%

Asset Securitization Corp. Series 1997-D4:
Class B1, 7.525% 4/14/29		2,500,000	2,791,162
Class B2, 7.525% 4/14/29		515,000	553,605
Banc of America Commercial Mortgage, Inc. Series 2003-2:
Class BWD, 6.947% 10/11/37 (d)		430,400	438,302
Class BWE, 7.226% 10/11/37 (d)		583,123	593,365
Class BWF, 7.55% 10/11/37 (d)		514,695	524,712
Class BWG, 8.155% 10/11/37 (d)		498,828	503,584
Class BWH, 9.073% 10/11/37 (d)		261,810	268,594
Class BWJ, 9.99% 10/11/37 (d)		430,400	440,288
Class BWK, 10.676% 10/11/37 (d)		338,172	347,848
Class BWL, 10.1596% 10/11/37 (d)		570,231	542,973
Commercial Mortgage Securities - continued
		Principal Amount	Value (Note 1)
Banc of America Large Loan, Inc. floater:
Series 2003-BBA2 Class A3, 3.7081% 11/15/15 (d)(e)		$ 4,000,000	$ 4,002,520
Series 2005-BOCA Class M, 5.4881% 12/15/16 (d)(e)		1,790,000	1,799,299
Capital Trust RE CDO Ltd. floater Series 2005-1A Class D, 4.93% 3/20/50 (d)(e)		2,250,000	2,250,000
Commercial Mortgage pass thru certificates floater Series 2004-CNL:
Class G, 4.3681% 9/15/14 (d)(e)		125,000	125,050
Class H, 4.4681% 9/15/14 (d)(e)		135,000	135,054
CS First Boston Mortgage Securities Corp.:
floater Series 2004-HC1 Class E, 7.1381% 12/15/21 (d)(e)		2,000,000	1,999,984
Series 1998-C1 Class F, 6% 5/17/40 (d)		4,250,000	3,459,534
Series 1998-C2 Class F, 6.75% 11/11/30 (d)		2,000,000	2,133,421
Series 2004-TF2A Class AX, 1.517% 11/15/19 (d)(e)(g)		51,529,543	870,849
Series 2004-TFLA Class AX, 1.5079% 2/15/14 (d)(e)(g)		50,356,121	322,279
DLJ Commercial Mortgage Corp. Series 1998-CF2 Class B3, 6.04% 11/12/31		2,000,000	2,001,589
EQI Financing Partnership I LP Series 1997-1 Class C, 7.58% 2/20/17 (d)		2,500,000	2,515,083
First Chicago/Lennar Trust I:
Series 1997-CHL1 Class E, 7.7015% 4/29/39 (d)(e)		3,500,000	3,625,235
weighted average coupon Series 1997-CHL1 Class D, 7.7015% 4/29/39 (d)(e)		1,750,000	1,768,594
Global Signal Trust Series 2004-1:
Class F, 8.08% 1/15/34 (d)(e)		2,860,000	2,862,039
Class G, 10% 1/15/34 (d)(e)		2,640,000	2,665,112
GMAC Commercial Mortgage Securities, Inc. Series 1997-C2 Class F, 6.75% 4/15/29 (e)		2,767,000	2,408,155
Greenwich Capital Commercial Funding Corp. floater Series 2004-FL2A Class NMV, 5.09% 11/5/19 (d)(e)		1,991,020	1,992,887
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2001-A:
Class G, 6% 10/15/32 (d)(e)		2,895,000	2,218,120
Class X, 1.905% 10/15/32 (d)(e)(g)		20,842,972	827,205
J.P. Morgan Commercial Mortgage Finance Corp.:
Series 1997-C5 Class F, 7.5605% 9/15/29		5,885,000	6,384,268
Series 1999-C7 Class F, 6% 10/15/35 (d)		350,000	357,896
Series 1999-C8:
Class G, 6% 7/15/31 (d)		1,385,000	1,228,218
Commercial Mortgage Securities - continued
		Principal Amount	Value (Note 1)
J.P. Morgan Commercial Mortgage Finance Corp.: - continued
Series 1999-C8:
Class H, 6% 7/15/31 (d)		$ 2,638,000	$ 1,978,500
Series 2000-C9 Class G, 6.25% 10/15/32 (d)		2,425,000	2,393,960
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2003-C4A Class F, 5.6% 7/11/15 (d)(e)		89,879	89,927
LTC Commercial Mortgage pass thru certificates Series 1998-1 Class E, 7.792% 5/28/30 (d)		1,588,381	1,589,775
Meristar Commercial Mortgage Trust Series 1999-C1:
Class C, 8.29% 3/3/16 (d)		1,500,000	1,645,136
Class X, 0.2154% 3/3/16 (d)(g)		36,650,000	284,785
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/15	CAD	710,000	503,128
Class G, 4.384% 7/12/15	CAD	355,000	242,131
Class H, 4.384% 7/12/15	CAD	236,000	139,099
Class J, 4.384% 7/12/15	CAD	355,000	191,069
Class K, 4.384% 7/12/15	CAD	355,000	177,941
Class L, 4.384% 7/12/15	CAD	236,000	110,310
Class M, 4.384% 7/12/15	CAD	995,000	295,450
Merrill Lynch Mortgage Investors, Inc.:
Series 1999-C1 Class G, 6.71% 11/15/31 (d)		3,359,000	3,114,431
Series 2001-HRPA Class G, 6.778% 2/3/16 (d)		820,000	862,952
Mezz Capital Commercial Mortgage Trust Series 2004-C1:
Class D, 6.988% 9/15/13		750,000	733,950
Class E, 7.983% 10/15/13		1,453,000	1,423,674
Class X, 8.054% 1/15/18 (e)(g)		7,184,298	3,029,473
Morgan Stanley Capital I, Inc.:
Series 1997-C1 Class F, 6.85% 2/15/20 (d)		500,000	518,498
Series 1997-HF1 Class G, 6.86% 7/15/29 (d)		555,000	570,749
Series 1998-HF1 Class F, 7.18% 3/15/30 (d)		1,500,000	1,572,206
Nationslink Funding Corp. Series 1998-2 Class F, 7.105% 8/20/30 (d)		2,075,000	2,236,691
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (d)		2,800,000	2,931,822
Trizechahn Office Properties Trust Series 2001-TZHA Class E4, 7.604% 5/15/16 (d)		790,000	850,161
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $79,328,240)			82,442,642
Floating Rate Loans - 3.0%
		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.4%
Wyndham International, Inc. Tranche 1:
Credit-Linked Deposit 6.435% 5/6/11 (e)		$ 232,754	$ 233,336
term loan 6.625% 5/6/11 (e)		2,461,073	2,467,226
			2,700,562
FINANCIALS - 2.3%
Diversified Financial Services - 0.3%
Landsource Communication Development LLC Tranche B, term loan 5.9375% 3/31/10 (e)		2,200,000	2,216,500
Real Estate - 2.0%
Apartment Investment & Management Co. term loan:
5.16% 11/2/09 (e)		200,000	201,500
5.21% 11/2/09 (e)		2,000,000	2,022,500
Crescent Real Estate Funding XII LP term loan 5.59% 1/12/06 (e)		1,826,216	1,835,347
General Growth Properties, Inc.:
Tranche A, term loan 5.59% 11/12/07 (e)		2,846,148	2,871,052
Tranche B, term loan 5.49% 11/12/08 (e)		1,492,894	1,513,421
LNR Property Corp. Tranche B, term loan 6.3396% 2/3/08 (e)		3,919,880	3,963,979
Newkirk Master LP:
term loan 7.9475% 11/24/06 (e)		206,725	206,725
Tranche B term loan 5.5706% 7/31/08 (e)		110,000	111,238
Shea Mountain House LLC Tranche B, term loan 5.27% 5/11/11 (e)		350,000	351,750
			13,077,512
TOTAL FINANCIALS			15,294,012
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Beverly Enterprises, Inc. term loan 6.1086% 10/22/08 (e)		196,500	197,483
MATERIALS - 0.2%
Paper & Forest Products - 0.2%
Escanaba Timber LLC term loan 6% 5/2/08 (e)		1,200,000	1,219,500
Floating Rate Loans - continued
		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
American Tower LP Tranche C, term loan 5.2099% 8/31/11 (e)		$ 379,050	$ 383,314
SpectraSite Communications, Inc. Tranche B, term loan 4.91% 5/19/12 (e)		447,750	452,228
			835,542
TOTAL FLOATING RATE LOANS (Cost $20,085,393)			20,247,099
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 26.6887% 6/28/38 (d)(e) (Cost $590,000)		590,000	626,418
Fixed-Income Funds - 3.7%
		Shares
Fidelity Ultra-Short Central Fund (f) (Cost $24,999,977)		251,145	24,983,905
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 3.31% (b) (Cost $29,078,819)		29,078,819	29,078,819
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $629,752,521)			665,963,377
NET OTHER ASSETS - 0.2%			1,439,231
NET ASSETS - 100%			$ 667,402,608
Currency Abbreviation
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $102,139,257 or 15.3% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fixed-income central fund's holdings is provided at the end of the report.

(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,000,000 or 0.6% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Wrightwood Capital LLC 9% 6/1/14	1/1/05	$ 4,000,000
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	0.2%
AAA,AA,A	3.3%
BBB	15.9%
BB	14.6%
B	8.4%
CCC,CC,C	0.1%
Not Rated	4.0%
Equities	47.5%
Short-Term Investments and Net Other Assets	6.0%
100.0%
We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2005

Assets
Investment in securities, at value (cost $629,752,521) - See accompanying schedule		$ 665,963,377
Cash		1,778,790
Receivable for investments sold		848
Receivable for fund shares sold		1,034,365
Dividends receivable		1,002,697
Interest receivable		3,549,797
Prepaid expenses		754
Other affiliated receivables		322
Other receivables		15,622
Total assets		673,346,572

Liabilities
Payable for investments purchased	$ 4,709,386
Payable for fund shares redeemed	741,514
Accrued management fee	314,057
Other affiliated payables	136,108
Other payables and accrued expenses	42,899
Total liabilities		5,943,964

Net Assets		$ 667,402,608
Net Assets consist of:
Paid in capital		$ 614,269,798
Undistributed net investment income		6,241,480
Accumulated undistributed net realized gain (loss) on investments		10,680,491
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		36,210,839
Net Assets, for 54,845,415 shares outstanding		$ 667,402,608
Net Asset Value, offering price and redemption price per share ($667,402,608 ÷ 54,845,415 shares)		$ 12.17

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2005

Investment Income
Dividends		$ 15,093,625
Interest		19,353,079
Total income		34,446,704

Expenses
Management fee	$ 3,307,917
Transfer agent fees	1,204,662
Accounting fees and expenses	241,526
Independent trustees' compensation	2,854
Custodian fees and expenses	17,180
Registration fees	61,390
Audit	81,012
Legal	2,464
Miscellaneous	8,340
Total expenses before reductions	4,927,345
Expense reductions	(27,395)	4,899,950
Net investment income (loss)		29,546,754
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		10,712,768
Change in net unrealized appreciation (depreciation) on: Investment securities	27,324,083
Assets and liabilities in foreign currencies	(17)
Total change in net unrealized appreciation (depreciation)		27,324,066
Net gain (loss)		38,036,834
Net increase (decrease) in net assets resulting from operations		$ 67,583,588

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,546,754	$ 19,812,277
Net realized gain (loss)	10,712,768	10,307,573
Change in net unrealized appreciation (depreciation)	27,324,066	3,123,862
Net increase (decrease) in net assets resulting from operations	67,583,588	33,243,712
Distributions to shareholders from net investment income	(26,821,897)	(17,564,086)
Distributions to shareholders from net realized gain	(7,090,927)	(1,945,418)
Total distributions	(33,912,824)	(19,509,504)
Share transactions Proceeds from sales of shares	342,677,417	411,886,173
Reinvestment of distributions	29,547,608	16,882,212
Cost of shares redeemed	(161,193,200)	(248,916,115)
Net increase (decrease) in net assets resulting from share transactions	211,031,825	179,852,270
Redemption fees	148,704	420,153
Total increase (decrease) in net assets	244,851,293	194,006,631

Net Assets
Beginning of period	422,551,315	228,544,684
End of period (including undistributed net investment income of $6,241,480 and undistributed net investment income of $4,720,379, respectively)	$ 667,402,608	$ 422,551,315
Other Information Shares
Sold	29,225,235	36,337,200
Issued in reinvestment of distributions	2,535,568	1,514,555
Redeemed	(13,702,129)	(22,005,866)
Net increase (decrease)	18,058,674	15,845,889

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2005	2004	2003E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.49	$ 10.91	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.60	.59	.27
Net realized and unrealized gain (loss)	.83	.60	.71
Total from investment operations	1.43	1.19	.98
Distributions from net investment income	(.57)	(.55)	(.07)
Distributions from net realized gain	(.18)	(.07)	-
Total distributions	(.75)	(.62)	(.07)
Redemption fees added to paid in capitalD	-G	.01	-G
Net asset value, end of period	$ 12.17	$ 11.49	$ 10.91
Total ReturnB,C	12.90%	11.31%	9.83%
Ratios to Average Net AssetsF
Expenses before expense reductions	.85%	.85%	.97%A
Expenses net of voluntary waivers, if any	.85%	.85%	.97%A
Expenses net of all reductions	.85%	.85%	.94%A
Net investment income (loss)	5.13%	5.25%	5.10%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 667,403	$ 422,551	$ 228,545
Portfolio turnover rate	30%	61%	41%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period February 4, 2003 (commencement of operations) to July 31, 2003.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2005

1. Significant Accounting Policies.

Fidelity Real Estate Income Fund (the fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed-income Central Investment Portfolios(CIPs), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies, including Central Funds, are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the fund's investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income, including distributions from the Central Funds, is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The fund follows the provisions of Emerging Issues Task Force Issue No. 99-20 (EITF 99-20), "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" for certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities). Under EITF 99-20, if there is a change in the estimated cash flows for any of these securities, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 40,120,328
Unrealized depreciation	(4,170,721)
Net unrealized appreciation (depreciation)	35,949,607
Undistributed ordinary income	8,657,062
Undistributed long-term capital gain	7,076,881

Cost for federal income tax purposes	$ 630,013,770

The tax character of distributions paid was as follows:

	July 31, 2005	July 31, 2004
Ordinary Income	$ 28,735,912	$ 19,200,804
Long-term Capital Gains	5,176,912	308,700
Total	$ 33,912,824	$ 19,509,504

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $373,415,548 and $162,746,114, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM. The Ultra-Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar-denominated money market and investment-grade debt securities and repurchase agreements.

The fund's Schedule of Investments lists the CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objectives, the CIP may invest or participate in various investment vehicles or strategies such as delayed delivery and when-issued securities, derivatives, financing transactions and restricted securities. These strategies are consistent with the investment objectives of the fund, and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds - continued

A complete list of holdings for the CIP is available at the end of this report. In addition, a copy of the CIP's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, or at the Commission's public reference room in Washington, DC.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,267,126 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,395 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $24,145 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $3,165 and $85, respectively.

7. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the portfolio of investments, as of July 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years ended July 31, 2005 and for the period February 4, 2003, commencement of operations, to July 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the two years ended July 31, 2005 and for the period February 4, 2003, commencement of operations, to July 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Real Estate Income (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Real Estate Income (2005-present). Mr. Churchill also serves as Vice President of certain Equity funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Mark Snyderman (48)

Year of Election or Appointment: 2003

Vice President of Real Estate Income. Prior to assuming his current responsibilities, Mr. Snyderman served as an investment officer for commercial mortgage-backed securities in Fidelity's real estate group and as a portfolio manager of real estate stock and real estate bond mutual funds and institutional accounts.

Eric D. Roiter (56)

Year of Election or Appointment: 2003

Secretary of Real Estate Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Real Estate Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Real Estate Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2003

Chief Financial Officer of Real Estate Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Real Estate Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Real Estate Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Real Estate Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Real Estate Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Real Estate Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2003 Assistant Treasurer of Real Estate Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Real Estate Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2003 Assistant Treasurer of Real Estate Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Real Estate Income voted to pay on September 12, 2005, to shareholders of record at the opening of business on September 9, 2005, a distribution of $.16 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.17 per share from net investment income.

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended (July 31, 2005,) $7,076,881, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended (July 31, 2004,) $5,195,727, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

A total of .11% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2004, the fund's return, the return of a broad-based securities market index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Real Estate Income Fund Performance Summary vs. Lipper Objective (%):

40
35
30
25
20
15
10
5
0
Cumulative Total Return (%)
35.0
29.9
11.7
6.3
1 Year
75th Percentile
Fund Return
Benchmark Return
25th Percentile

% Beaten 1%

Lipper Objective: Real Estate

Benchmark: 50 MS REIT/50 ML US C

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the fourth quartile for the one-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because unlike many of its peers, the fund has a principal investment strategy of normally investing in preferred and common stocks of REITs and debt securities of real estate entities. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for the one-year period. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 30% means that 70% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Real Estate Income

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Real Estate Income
75 75
57
73 75
57
Fund Commenced Operations 2/4/03
Dec-03
Dec-04

	Dec-03	Dec-04
TMG %	27%	30%
Funds/Classes	943	931
ASPG Quadrant	1st	1st

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

The following is a complete listing of investments for Fidelity's fixed-income central fund as of July 31, 2005 which is a
direct or indirect investment of Real Estate Income Fund.
These underlying holdings of the Fidelity fixed-income central fund are not included in the Schedule of Investments as
part of the Financial Statements.

Annual Report

Fidelity Ultra-Short Central Fund

Investments July 31, 2005 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 3.8%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.0%
Auto Components - 0.3%
DaimlerChrysler NA Holding Corp.:
3.8594% 9/10/07 (f)	$ 16,665,000	$ 16,698,830
3.8938% 5/24/06 (f)	4,700,000	4,713,691
		21,412,521
Media - 0.7%
Continental Cablevision, Inc. 8.3% 5/15/06	8,000,000	8,248,640
Cox Communications, Inc. (Reg. S) 3.95% 12/14/07 (f)	12,140,000	12,202,691
Liberty Media Corp. 4.91% 9/17/06 (f)	16,694,000	16,786,986
Univision Communications, Inc. 2.875% 10/15/06	8,505,000	8,315,339
		45,553,656
TOTAL CONSUMER DISCRETIONARY		66,966,177
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Valero Energy Corp. 7.375% 3/15/06	11,550,000	11,735,435
FINANCIALS - 1.0%
Capital Markets - 0.1%
State Street Capital Trust II 3.7681% 2/15/08 (f)	10,000,000	10,002,260
Commercial Banks - 0.3%
Wells Fargo & Co. 3.4194% 3/10/08 (f)	16,600,000	16,599,452
Consumer Finance - 0.2%
General Motors Acceptance Corp. 4.87% 10/20/05 (f)	14,765,000	14,786,188
Thrifts & Mortgage Finance - 0.4%
Countrywide Financial Corp. 3.71% 4/11/07 (f)	11,025,000	11,032,034
Residential Capital Corp. 4.835% 6/29/07 (c)(f)	14,150,000	14,164,716
		25,196,750
TOTAL FINANCIALS		66,584,650
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.2%
British Telecommunications PLC 7.875% 12/15/05	18,145,000	18,397,070
France Telecom SA 7.45% 3/1/06 (a)	5,600,000	5,699,484
GTE Corp. 6.36% 4/15/06	9,000,000	9,126,405
SBC Communications, Inc. 4.389% 6/5/06 (c)	15,315,000	15,319,595
Sprint Capital Corp. 4.78% 8/17/06	6,000,000	6,020,550
Telefonica Europe BV 7.35% 9/15/05	4,500,000	4,517,537
Nonconvertible Bonds - continued
	Principal Amount	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonos de Mexico SA de CV 4.5% 11/19/08	$ 10,240,000	$ 10,092,268
TELUS Corp. yankee 7.5% 6/1/07	6,500,000	6,835,569
		76,008,478
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	5,500,000	5,596,976
TOTAL TELECOMMUNICATION SERVICES		81,605,454
UTILITIES - 0.3%
Electric Utilities - 0.2%
Pinnacle West Energy Corp. 4.0044% 4/1/07 (c)(f)	12,800,000	12,800,794
Gas Utilities - 0.1%
NiSource Finance Corp. 7.625% 11/15/05	9,250,000	9,342,213
TOTAL UTILITIES		22,143,007
TOTAL NONCONVERTIBLE BONDS (Cost $249,397,779)		249,034,723
U.S. Government Agency Obligations - 0.0%

Fannie Mae 0% 9/28/05 (e) (Cost $994,579)	1,000,000	994,635
Asset-Backed Securities - 35.2%

Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 3.76% 7/25/34 (f)	7,964,683	7,978,722
Series 2004-3 Class 2A4, 3.81% 10/25/34 (f)	10,915,000	10,946,584
Series 2004-4 Class A2D, 3.81% 1/25/35 (f)	3,579,364	3,588,366
Series 2005-1:
Class M1, 3.93% 4/25/35 (f)	11,280,000	11,251,882
Class M2, 4.15% 4/25/35 (f)	5,275,000	5,276,901
ACE Securities Corp.:
Series 2002-HE1 Class M1, 4.11% 6/25/32 (f)	1,308,761	1,318,432
Series 2002-HE2 Class M1, 4.31% 8/25/32 (f)	18,631,213	18,704,611
Series 2003-FM1 Class M2, 5.31% 11/25/32 (f)	3,015,000	3,050,466
Series 2003-HS1:
Class M1, 4.21% 6/25/33 (f)	800,000	803,485
Class M2, 5.21% 6/25/33 (f)	856,000	871,093
Asset-Backed Securities - continued
	Principal Amount	Value
ACE Securities Corp.: - continued
Series 2003-NC1 Class M1, 4.24% 7/25/33 (f)	$ 1,600,000	$ 1,611,660
Series 2004-HE1:
Class M1, 3.96% 2/25/34 (f)	2,193,000	2,193,772
Class M2, 4.56% 2/25/34 (f)	2,475,000	2,476,241
Series 2004-OP1:
Class M1, 3.98% 4/25/34 (f)	4,420,000	4,424,344
Class M2, 4.51% 4/25/34 (f)	6,240,000	6,251,080
Series 2005-HE2:
Class M1, 3.9% 4/25/35 (f)	1,530,000	1,527,965
Class M2, 3.91% 4/25/35 (f)	1,803,000	1,796,836
Class M3, 3.94% 4/25/35 (f)	1,040,000	1,038,647
Class M4, 4.1% 4/25/35 (f)	1,340,000	1,338,268
Series 2005-HE3:
Class A2A, 3.56% 5/25/35 (f)	8,063,511	8,063,822
Class A2B, 3.67% 5/25/35 (f)	4,370,000	4,366,352
Series 2005-SD1 Class A1, 3.86% 11/25/50 (f)	2,563,309	2,566,464
Aesop Funding II LLC Series 2005-1A Class A2, 3.49% 4/20/09 (c)(f)	8,800,000	8,765,680
American Express Credit Account Master Trust:
Series 2002-6 Class B, 3.8381% 3/15/10 (f)	5,000,000	5,030,751
Series 2004-1 Class B, 3.6381% 9/15/11 (f)	5,775,000	5,797,723
Series 2004-C Class C, 3.8881% 2/15/12 (c)(f)	17,323,520	17,374,643
Series 2005-1 Class A, 3.4181% 10/15/12 (f)	15,455,000	15,481,600
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	25,000,000	24,899,223
Series 2003-AM:
Class A3B, 3.71% 6/6/07 (f)	685,806	685,879
Class A4B, 3.81% 11/6/09 (f)	12,400,000	12,441,657
Series 2003-BX Class A4B, 3.72% 1/6/10 (f)	3,265,000	3,275,694
Series 2003-CF Class A3, 2.75% 10/9/07	12,249,371	12,210,791
Series 2005-1 Class C, 4.73% 7/6/10	15,500,000	15,451,950
Ameriquest Mortgage Securities, Inc.:
Series 2002-3 Class M1, 4.16% 8/25/32 (f)	5,000,000	5,028,248
Series 2003-1:
Class A2, 3.87% 2/25/33 (f)	465,695	465,917
Class M1, 4.36% 2/25/33 (f)	6,150,000	6,197,846
Series 2003-3:
Class M1, 4.26% 3/25/33 (f)	1,590,000	1,603,481
Class S, 5% 9/25/05 (g)	4,457,447	17,215
Series 2003-6:
Class M1, 4.22% 8/25/33 (f)	7,560,000	7,611,224
Asset-Backed Securities - continued
	Principal Amount	Value
Ameriquest Mortgage Securities, Inc.: - continued
Series 2003-6:
Class M2, 5.31% 5/25/33 (f)	$ 2,750,000	$ 2,808,476
Series 2003-AR1 Class M1, 4.61% 1/25/33 (f)	7,000,000	7,072,631
Series 2004-R2:
Class M1, 3.89% 4/25/34 (f)	1,230,000	1,229,949
Class M2, 3.94% 4/25/34 (f)	950,000	949,960
Class M3, 4.01% 4/25/34 (f)	3,500,000	3,499,854
Class M4, 4.51% 4/25/34 (f)	4,500,000	4,499,807
Series 2004-R9 Class A3, 3.78% 10/25/34 (f)	9,340,000	9,359,871
Series 2005-R1:
Class M1, 3.91% 3/25/35 (f)	5,710,000	5,691,308
Class M2, 3.94% 3/25/35 (f)	1,925,000	1,918,868
Series 2005-R2 Class M1, 3.91% 4/25/35 (f)	12,500,000	12,482,516
Amortizing Residential Collateral Trust:
Series 2002-BC3 Class A, 3.79% 6/25/32 (f)	2,411,175	2,418,495
Series 2002-BC6 Class M1, 4.21% 8/25/32 (f)	24,900,000	25,116,817
Series 2002-BC7:
Class M1, 4.1144% 10/25/32 (f)	10,000,000	10,075,000
Class M2, 4.36% 10/25/32 (f)	5,575,000	5,612,067
Series 2003-BC1 Class M2, 4.56% 1/25/32 (f)	758,836	762,333
ARG Funding Corp.:
Series 2005-1A Class A2, 3.53% 4/20/09 (c)(f)	11,000,000	10,975,938
Series 2005-2A Class A2, 3.54% 5/20/09 (c)(f)	5,200,000	5,190,453
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.26% 9/25/33 (f)	20,000,000	20,599,990
Series 2003-W7 Class A2, 3.85% 3/1/34 (f)	4,505,856	4,515,756
Series 2004-W5 Class M1, 4.06% 4/25/34 (f)	3,960,000	3,964,768
Series 2004-W7:
Class M1, 4.01% 5/25/34 (f)	4,085,000	4,084,827
Class M2, 4.06% 5/25/34 (f)	3,320,000	3,319,860
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 3.7681% 4/15/33 (f)	1,158,706	1,159,186
Class M1, 4.2881% 4/15/33 (f)	11,365,000	11,429,103
Series 2003-HE3:
Class M1, 4.2181% 6/15/33 (f)	2,185,000	2,198,827
Class M2, 5.3881% 6/15/33 (f)	10,000,000	10,182,465
Series 2003-HE4 Class M2, 5.3881% 8/15/33 (f)	5,695,000	5,798,650
Series 2003-HE5 Class A2A, 3.7481% 8/15/33 (f)	1,380,797	1,381,390
Series 2003-HE6 Class M1, 4.11% 11/25/33 (f)	3,475,000	3,490,373
Series 2004-HE2 Class M1, 4.01% 4/25/34 (f)	6,060,000	6,070,769
Series 2004-HE3:
Class M1, 4% 6/25/34 (f)	1,450,000	1,454,353
Asset-Backed Securities - continued
	Principal Amount	Value
Asset Backed Securities Corp. Home Equity Loan Trust: - continued
Series 2004-HE3:
Class M2, 4.58% 6/25/34 (f)	$ 3,350,000	$ 3,386,297
Series 2004-HE6 Class A2, 3.82% 6/25/34 (f)	17,398,791	17,435,568
Series 2005-HE2:
Class M1, 3.91% 3/25/35 (f)	8,250,000	8,235,989
Class M2, 3.96% 3/25/35 (f)	2,065,000	2,065,671
Series 2005-HE6 Class A2B, 3.76% 8/25/35 (d)(f)	10,000,000	10,000,000
Bank One Issuance Trust:
Series 2002-B1 Class B1, 3.7681% 12/15/09 (f)	20,655,000	20,741,067
Series 2002-B2 Class B2, 3.7281% 5/15/08 (f)	15,000,000	15,001,929
Series 2002-B3 Class B, 3.7481% 8/15/08 (f)	14,500,000	14,505,871
Series 2002-C1 Class C1, 4.3481% 12/15/09 (f)	7,980,000	8,065,464
Series 2002-C2 Class C2, 4.3781% 5/15/08 (f)	35,785,000	35,817,626
Bayview Financial Acquisition Trust Series 2004-C Class A1, 3.9013% 5/28/44 (f)	8,416,440	8,415,509
Bayview Financial Asset Trust Series 2000-F Class A, 3.9813% 9/28/43 (f)	9,618,786	9,632,318
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 3.9313% 2/28/44 (f)	5,760,012	5,771,599
Bear Stearns Asset Backed Securities I:
Series 2005-HE2:
Class M1, 3.96% 2/25/35 (f)	6,655,000	6,639,262
Class M2, 4.21% 2/25/35 (f)	2,430,000	2,432,538
Series 2005-HE5 Class 1A1, 3.4244% 6/25/35 (f)	10,884,395	10,884,395
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	2,894,887	2,868,235
Series 2003-1 Class B, 3.8581% 6/15/10 (c)(f)	5,781,229	5,797,579
Series 2003-2 Class B, 3.6681% 1/15/09 (f)	2,741,542	2,746,505
Series 2005-1 Class B, 3.7631% 6/15/10 (f)	5,725,000	5,730,367
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 3.6681% 1/15/10 (f)	9,630,000	9,654,568
Series 2004-B Class A4, 3.4981% 8/15/11 (f)	16,300,000	16,303,123
Capital One Master Trust:
Series 1999-3 Class B, 3.8681% 9/15/09 (f)	5,000,000	5,004,082
Series 2001-1 Class B, 3.8981% 12/15/10 (f)	19,500,000	19,638,608
Series 2001-8A Class B, 3.9381% 8/17/09 (f)	9,585,000	9,634,206
Series 2002-4A Class B, 3.8881% 3/15/10 (f)	6,000,000	6,028,221
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 4.0681% 7/15/08 (f)	17,705,000	17,711,976
Series 2003-B1 Class B1, 4.5581% 2/17/09 (f)	15,470,000	15,566,773
Capital Trust Ltd. Series 2004-1:
Class A2, 3.88% 7/20/39 (c)(f)	2,968,000	2,968,000
Asset-Backed Securities - continued
	Principal Amount	Value
Capital Trust Ltd. Series 2004-1: - continued
Class B, 4.18% 7/20/39 (c)(f)	$ 1,550,000	$ 1,550,000
Class C, 4.53% 7/20/39 (c)(f)	1,994,000	1,994,000
CDC Mortgage Capital Trust:
Series 2001-HE1 Class M1, 4.49% 1/25/32 (f)	4,244,221	4,254,278
Series 2002-HE2 Class M1, 4.16% 1/25/33 (f)	9,278,431	9,309,123
Series 2002-HE3:
Class M1, 4.56% 3/25/33 (f)	21,339,884	21,627,815
Class M2, 5.71% 3/25/33 (f)	9,968,976	10,143,974
Series 2003-HE1:
Class M1, 4.36% 8/25/33 (f)	1,989,998	1,997,574
Class M2, 5.41% 8/25/33 (f)	4,369,996	4,422,084
Series 2003-HE2 Class A, 3.81% 10/25/33 (f)	1,634,377	1,635,405
Series 2003-HE3:
Class M1, 4.16% 11/25/33 (f)	2,254,989	2,271,960
Class M2, 5.21% 11/25/33 (f)	1,719,992	1,753,552
Series 2004-HE2 Class M2, 4.66% 7/26/34 (f)	2,345,000	2,365,939
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 3.8681% 3/16/09 (f)	1,305,000	1,311,169
Series 2002-6 Class B, 3.7381% 1/15/08 (f)	11,850,000	11,852,472
Series 2004-1 Class B, 3.5881% 5/15/09 (f)	4,105,000	4,104,204
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 4.2488% 10/15/07 (f)	17,500,000	17,511,349
Series 2001-B2 Class B2, 3.8494% 12/10/08 (f)	11,945,000	11,995,341
Series 2002-B1 Class B1, 3.8% 6/25/09 (f)	9,010,000	9,038,878
Series 2002-C1 Class C1, 4.2185% 2/9/09 (f)	17,500,000	17,686,918
Series 2003-B1 Class B1, 3.66% 3/7/08 (f)	25,000,000	25,022,693
Series 2003-C1 Class C1, 4.65% 4/7/10 (f)	17,785,000	18,152,159
Citigroup Mortgage Loan Trust Series 2003-HE4 Class A, 3.87% 12/25/33 (c)(f)	7,985,107	7,985,935
CNH Wholesale Master Note Trust Series 2005-1:
Class A, 3.43% 6/15/11 (f)	18,000,000	18,000,000
Class B, 3.72% 6/15/11 (f)	2,280,000	2,280,000
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 3.89% 5/25/33 (f)	1,499,863	1,503,470
Series 2003-BC1 Class M2, 5.46% 9/25/32 (f)	11,065,000	11,199,451
Series 2003-SD3 Class A1, 3.88% 12/25/32 (c)(f)	927,188	931,926
Series 2004-2 Class M1, 3.96% 5/25/34 (f)	5,200,000	5,206,719
Series 2004-3:
Class 3A4, 3.71% 8/25/34 (f)	530,752	528,596
Class M1, 3.96% 6/25/34 (f)	1,475,000	1,476,356
Series 2004-4:
Class A, 3.83% 8/25/34 (f)	2,524,088	2,526,278
Asset-Backed Securities - continued
	Principal Amount	Value
Countrywide Home Loans, Inc.: - continued
Series 2004-4:
Class M1, 3.94% 7/25/34 (f)	$ 3,650,000	$ 3,653,189
Class M2, 3.99% 6/25/34 (f)	4,395,000	4,398,536
Series 2005-1:
Class 1AV2, 3.66% 7/25/35 (f)	8,780,000	8,775,114
Class M1, 3.88% 8/25/35 (f)	19,600,000	19,563,654
Class MV1, 3.86% 7/25/35 (f)	3,135,000	3,130,219
Class MV2, 3.9% 7/25/35 (f)	3,765,000	3,754,147
Class MV3, 3.94% 7/25/35 (f)	1,560,000	1,557,748
Series 2005-3 Class MV1, 3.88% 8/25/35 (f)	11,125,000	11,103,934
Series 2005-AB1 Class A2, 3.67% 8/25/35 (f)	17,520,000	17,514,797
Series 2005-IM1 Class A1, 3.56% 8/25/34 (d)(f)	17,915,000	17,915,000
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 3.85% 4/25/34 (f)	2,663,075	2,674,762
Series 2004-FRE1:
Class A2, 3.81% 4/25/34 (f)	2,689,397	2,689,291
Class M3, 4.11% 4/25/34 (f)	5,885,000	5,884,751
Discover Card Master Trust I Series 2003-4 Class B1, 3.7181% 5/16/11 (f)	8,155,000	8,196,815
Fannie Mae guaranteed REMIC pass thru certificates Series 2004-T5 Class AB3, 3.8305% 5/28/35 (f)	6,957,460	6,959,877
Fieldstone Mortgage Investment Corp.:
Series 2003-1:
Class M1, 4.14% 11/25/33 (f)	1,300,000	1,308,748
Class M2, 5.21% 11/25/33 (f)	700,000	718,600
Series 2004-1 Class M2, 4.56% 1/25/35 (f)	3,700,000	3,741,581
Series 2004-2 Class M2, 4.61% 7/25/34 (f)	9,890,000	9,889,579
Series 2004-3 Class M5, 4.91% 8/25/34 (f)	2,000,000	2,033,830
Series 2005-2 Class 2A1, 3.5% 7/25/36 (d)(f)	16,935,000	16,935,000
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 3.55% 3/25/35 (f)	7,354,604	7,354,604
Series 2005-FF2 Class M6, 4.16% 3/25/35 (f)	6,950,000	6,950,000
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.01% 3/25/34 (f)	400,000	400,711
Class M4, 4.36% 3/25/34 (f)	300,000	302,647
First USA Credit Card Master Trust Series 2001-4 Class B, 3.75% 1/12/09 (f)	15,000,000	15,026,199
First USA Secured Note Trust Series 2001-3 Class C, 4.4669% 11/19/08 (c)(f)	11,580,000	11,661,421
Ford Credit Auto Owner Trust Series 2003-B Class B2, 3.8181% 10/15/07 (f)	19,600,000	19,671,950
Asset-Backed Securities - continued
	Principal Amount	Value
Ford Credit Floorplan Master Owner Trust Series 2005-1:
Class A, 3.5381% 5/17/10 (f)	$ 9,590,000	$ 9,589,981
Class B, 3.6563% 5/17/10 (f)	2,625,000	2,624,992
Fremont Home Loan Trust:
Series 2004-1:
Class 1A1, 3.68% 2/25/34 (f)	2,669,337	2,669,232
Class M1, 3.91% 2/25/34 (f)	750,000	749,968
Class M2, 3.96% 2/25/34 (f)	800,000	799,966
Series 2004-C Class 2A2, 4.01% 8/25/34 (f)	10,000,000	10,101,993
Series 2005-2 Class 2A1, 3.5913% 6/25/35 (f)	15,380,000	15,375,194
Series 2005-A:
Class 2A2, 3.7% 2/25/35 (f)	11,850,000	11,865,657
Class M1, 3.89% 1/25/35 (f)	1,603,000	1,599,854
Class M2, 3.92% 1/25/35 (f)	2,325,000	2,321,531
Class M3, 3.95% 1/25/35 (f)	1,250,000	1,249,947
Class M4, 4.14% 1/25/35 (f)	925,000	927,535
GE Business Loan Trust Series 2003-1 Class A, 3.8181% 4/15/31 (c)(f)	5,499,865	5,531,421
GE Capital Credit Card Master Note Trust Series 2005-2 Class B, 3.5736% 6/15/11 (f)	6,475,000	6,473,058
Gracechurch Card Funding PLC:
Series 5:
Class B, 3.6181% 8/15/08 (f)	1,520,000	1,521,351
Class C, 4.3181% 8/15/08 (f)	5,580,000	5,601,142
Series 6 Class B, 3.5781% 2/17/09 (f)	1,030,000	1,030,901
Series 8 Class C, 3.6721% 6/15/10 (f)	18,450,000	18,450,000
GSAMP Trust:
Series 2002-HE Class M1, 4.68% 11/20/32 (f)	2,882,888	2,928,737
Series 2002-NC1:
Class A2, 3.78% 7/25/32 (f)	54,777	55,099
Class M1, 4.1% 7/25/32 (f)	8,861,000	8,920,491
Series 2003-FM1 Class M1, 4.25% 3/20/33 (f)	15,000,000	15,136,310
Series 2004-FM1:
Class M1, 4.11% 11/25/33 (f)	2,865,000	2,864,879
Class M2, 4.86% 11/25/33 (f)	1,975,000	2,005,597
Series 2004-FM2:
Class M1, 3.96% 1/25/34 (f)	3,500,000	3,499,853
Class M2, 4.56% 1/25/34 (f)	1,500,000	1,499,936
Class M3, 4.76% 1/25/34 (f)	1,500,000	1,499,935
Series 2004-HE1:
Class M1, 4.01% 5/25/34 (f)	4,045,000	4,044,829
Class M2, 4.61% 5/25/34 (f)	1,750,000	1,766,258
Asset-Backed Securities - continued
	Principal Amount	Value
GSAMP Trust: - continued
Series 2005-9 Class 2A1, 3.5287% 8/25/35 (f)	$ 17,530,000	$ 17,530,000
Series 2005-FF2 Class M5, 4.09% 3/25/35 (f)	3,500,000	3,500,000
Series 2005-HE2 Class M, 3.89% 3/25/35 (f)	8,780,000	8,749,867
Series 2005-NC1 Class M1, 3.91% 2/25/35 (f)	9,010,000	8,987,296
Guggenheim Structured Real Estate Funding Ltd. Series 2005-1 Class C, 4.3944% 5/25/30 (c)(f)	14,000,000	13,986,652
HFC Home Equity Loan Asset Backed Certificates Series 2005-2:
Class M1, 3.97% 1/20/34 (f)	3,225,000	3,225,000
Class M2, 4% 1/20/34 (f)	2,415,000	2,415,000
Home Equity Asset Trust:
Series 2002-2 Class M1, 4.26% 6/25/32 (f)	10,000,000	10,017,090
Series 2002-3 Class A5, 3.9% 2/25/33 (f)	854,528	855,194
Series 2002-4 Class A3, 3.94% 3/25/33 (f)	1,237,388	1,238,074
Series 2002-5:
Class A3, 3.98% 5/25/33 (f)	2,866,793	2,872,821
Class M1, 4.66% 5/25/33 (f)	13,800,000	13,966,276
Series 2003-1:
Class A2, 3.93% 6/25/33 (f)	4,229,596	4,233,111
Class M1, 4.46% 6/25/33 (f)	8,335,000	8,375,317
Series 2003-2:
Class A2, 3.84% 8/25/33 (f)	228,269	229,139
Class M1, 4.34% 8/25/33 (f)	2,245,000	2,269,298
Series 2003-3:
Class A2, 3.82% 8/25/33 (f)	1,624,262	1,630,339
Class M1, 4.32% 8/25/33 (f)	8,185,000	8,266,814
Series 2003-4:
Class M1, 4.26% 10/25/33 (f)	3,415,000	3,440,384
Class M2, 5.36% 10/25/33 (f)	4,040,000	4,093,038
Series 2003-5:
Class A2, 3.81% 12/25/33 (f)	5,822,876	5,843,440
Class M1, 4.16% 12/25/33 (f)	3,175,000	3,192,660
Class M2, 5.19% 12/25/33 (f)	1,345,000	1,377,487
Series 2003-7 Class A2, 3.84% 3/25/34 (f)	3,430,379	3,438,503
Series 2004-2 Class A2, 3.75% 7/25/34 (f)	6,172,348	6,172,139
Series 2004-3:
Class M1, 4.03% 8/25/34 (f)	2,015,000	2,019,636
Class M2, 4.66% 8/25/34 (f)	2,200,000	2,237,373
Series 2004-4 Class A2, 3.78% 10/25/34 (f)	8,318,527	8,347,783
Series 2004-6 Class A2, 3.81% 12/25/34 (f)	9,249,309	9,278,715
Series 2004-7 Class A3, 3.85% 1/25/35 (f)	2,916,946	2,929,856
Asset-Backed Securities - continued
	Principal Amount	Value
Home Equity Asset Trust: - continued
Series 2005-1:
Class M1, 3.89% 5/25/35 (f)	$ 9,705,000	$ 9,697,565
Class M2, 3.91% 5/25/35 (f)	5,780,000	5,763,067
Class M3, 3.96% 5/25/35 (f)	5,825,000	5,808,344
Series 2005-2:
Class 2A2, 3.66% 7/25/35 (f)	13,170,000	13,163,182
Class M1, 3.91% 7/25/35 (f)	10,085,000	10,075,362
Series 2005-3 Class M1, 3.87% 8/25/35 (f)	9,450,000	9,434,700
Series 2005-5 Class 2A2, 3.65% 11/25/35 (d)(f)	15,000,000	14,968,605
Household Affinity Credit Card Master Note Trust I Series 2003-3 Class B, 3.6781% 8/15/08 (f)	10,000,000	10,018,071
Household Credit Card Master Trust I Series 2002-1 Class B, 4.0381% 7/15/08 (f)	22,589,000	22,608,682
Household Home Equity Loan Trust:
Series 2002-2 Class A, 3.73% 4/20/32 (f)	3,295,048	3,298,089
Series 2002-3 Class A, 3.88% 7/20/32 (f)	2,678,218	2,681,775
Series 2003-1 Class M, 4.06% 10/20/32 (f)	770,987	771,866
Series 2003-2:
Class A, 3.76% 9/20/33 (f)	2,892,082	2,897,777
Class M, 4.01% 9/20/33 (f)	1,360,000	1,362,941
Series 2004-1 Class M, 3.95% 9/20/33 (f)	2,708,464	2,713,597
Household Mortgage Loan Trust:
Series 2003-HC1 Class M, 4.08% 2/20/33 (f)	1,742,776	1,748,262
Series 2004-HC1:
Class A, 3.78% 2/20/34 (f)	5,083,992	5,096,702
Class M, 3.93% 2/20/34 (f)	3,073,800	3,073,443
Household Private Label Credit Card Master Note Trust I:
Series 2002-1 Class B, 3.9381% 1/18/11 (f)	8,850,000	8,867,619
Series 2002-2:
Class A, 3.5581% 1/18/11 (f)	9,000,000	9,012,218
Class B, 3.9381% 1/18/11 (f)	14,275,000	14,355,952
Series 2002-3 Class B, 4.6381% 9/15/09 (f)	4,150,000	4,159,262
Ikon Receivables Funding LLC Series 2003-1 Class A3A, 3.6213% 12/17/07 (f)	2,781,207	2,781,863
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 3.71% 6/25/35 (f)	11,646,350	11,645,706
Class M1, 3.93% 6/25/35 (f)	4,100,000	4,094,813
Class M2, 3.95% 6/25/35 (f)	2,775,000	2,766,003
Class M3, 3.98% 6/25/35 (f)	1,975,000	1,972,566
Keycorp Student Loan Trust Series 1999-A Class A2, 3.8% 12/27/09 (f)	16,169,548	16,224,493
Asset-Backed Securities - continued
	Principal Amount	Value
Long Beach Mortgage Loan Trust:
Series 2003-2:
Class AV, 3.78% 6/25/33 (f)	$ 253,078	$ 253,185
Class M1, 4.28% 6/25/33 (f)	19,500,000	19,626,153
Series 2003-3 Class M1, 4.21% 7/25/33 (f)	7,770,000	7,824,625
Series 2004-2:
Class M1, 3.99% 6/25/34 (f)	4,275,000	4,285,404
Class M2, 4.54% 6/25/34 (f)	1,400,000	1,416,723
Series 2005-2 Class 2A2, 3.64% 4/25/35 (f)	12,000,000	11,996,998
MASTR Asset Backed Securities Trust:
Series 2003-NC1:
Class M1, 4.19% 4/25/33 (f)	3,500,000	3,519,270
Class M2, 5.31% 4/25/33 (f)	1,500,000	1,534,429
Series 2004-FRE1 Class M1, 4.01% 7/25/34 (f)	5,223,000	5,238,948
MBNA Asset Backed Note Trust Series 2000-K Class C, 4.1881% 3/17/08 (c)(f)	7,250,000	7,258,700
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 3.7631% 10/15/08 (f)	30,000,000	30,042,072
Series 2001-B2 Class B2, 3.7481% 1/15/09 (f)	30,353,000	30,429,933
Series 2002-B2 Class B2, 3.7681% 10/15/09 (f)	20,000,000	20,086,600
Series 2002-B3 Class B3, 3.7881% 1/15/08 (f)	15,000,000	15,000,470
Series 2002-B4 Class B4, 3.8881% 3/15/10 (f)	14,800,000	14,916,873
Series 2003-B2 Class B2, 3.7781% 10/15/10 (f)	1,530,000	1,545,569
Series 2003-B3 Class B3, 3.7631% 1/18/11 (f)	1,130,000	1,135,362
Series 2003-B5 Class B5, 3.7581% 2/15/11 (f)	705,000	710,447
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 3.9288% 9/15/10 (f)	7,800,000	7,846,570
Series 1998-G Class B, 3.7881% 2/17/09 (f)	20,000,000	20,043,574
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 3.96% 7/25/34 (f)	2,125,000	2,124,911
Class M2, 4.01% 7/25/34 (f)	375,000	374,985
Class M3, 4.41% 7/25/34 (f)	775,000	774,967
Class M4, 4.56% 7/25/34 (f)	525,000	524,978
Merrill Lynch Mortgage Investors, Inc. Series 2003-HE1 Class M1, 4.16% 7/25/34 (f)	2,321,000	2,330,928
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 5.56% 11/25/32 (f)	2,370,000	2,441,680
Series 2003-NC5 Class M2, 5.46% 4/25/33 (f)	2,800,000	2,834,138
Series 2003-NC6 Class M2, 5.41% 6/27/33 (f)	12,835,000	13,180,825
Series 2003-NC7 Class M1, 4.16% 6/25/33 (f)	1,785,000	1,791,357
Series 2003-NC8 Class M1, 4.16% 9/25/33 (f)	2,350,000	2,363,472
Series 2004-HE6 Class A2, 3.8% 8/25/34 (f)	7,193,690	7,217,222
Series 2004-NC2 Class M1, 4.01% 12/25/33 (f)	2,595,000	2,599,359
Asset-Backed Securities - continued
	Principal Amount	Value
Morgan Stanley ABS Capital I, Inc.: - continued
Series 2004-NC6 Class A2, 3.8% 7/25/34 (f)	$ 3,163,358	$ 3,170,145
Series 2005-1:
Class M2, 3.93% 12/25/34 (f)	4,425,000	4,417,835
Class M3, 3.98% 12/25/34 (f)	4,000,000	3,998,266
Series 2005-HE1:
Class A3B, 3.68% 12/25/34 (f)	3,885,000	3,889,266
Class M1, 3.91% 12/25/34 (f)	1,100,000	1,102,253
Class M2, 3.93% 12/25/34 (f)	2,970,000	2,966,369
Series 2005-HE2:
Class M1, 3.86% 1/25/35 (f)	2,665,000	2,670,502
Class M2, 3.9% 1/25/35 (f)	1,900,000	1,893,810
Series 2005-NC1:
Class M1, 3.9% 1/25/35 (f)	2,425,000	2,432,731
Class M2, 3.93% 1/25/35 (f)	2,425,000	2,421,056
Class M3, 3.97% 1/25/35 (f)	2,425,000	2,425,850
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.31% 2/25/32 (f)	1,510,288	1,513,954
Class M2, 4.86% 2/25/32 (f)	7,146,795	7,171,201
Series 2001-NC4:
Class M1, 4.46% 1/25/32 (f)	3,827,881	3,841,816
Series 2002-AM3 Class A3, 3.95% 2/25/33 (f)	1,426,624	1,430,581
Series 2002-HE1 Class M1, 4.06% 7/25/32 (f)	5,860,000	5,893,149
Series 2002-HE2 Class M1, 4.16% 8/25/32 (f)	9,925,000	9,970,606
Series 2002-NC3 Class A3, 3.8% 8/25/32 (f)	396,299	397,573
Series 2002-OP1 Class M1, 4.21% 9/25/32 (f)	3,894,745	3,917,849
Series 2003-NC1:
Class M1, 4.51% 11/25/32 (f)	2,555,000	2,572,380
Class M2, 5.51% 11/25/32 (f)	1,880,000	1,899,041
New Century Home Equity Loan Trust:
Series 2003-2:
Class A2, 3.89% 1/25/33 (f)	341,254	341,436
Class M2, 5.46% 1/25/33 (f)	4,600,000	4,667,174
Series 2003-6 Class M1, 4.18% 1/25/34 (f)	5,180,000	5,202,952
Series 2005-1:
Class M1, 3.91% 3/25/35 (f)	4,395,000	4,392,950
Class M2, 3.94% 3/25/35 (f)	4,395,000	4,384,834
Class M3, 3.98% 3/25/35 (f)	2,120,000	2,120,796
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 3.5281% 6/15/09 (f)	13,621,752	13,633,434
Series 2004-A Class A4A, 3.4581% 6/15/10 (f)	10,570,000	10,582,978
Asset-Backed Securities - continued
	Principal Amount	Value
NovaStar Home Equity Loan Series 2004-1:
Class M1, 3.91% 6/25/34 (f)	$ 1,450,000	$ 1,451,222
Class M4, 4.435% 6/25/34 (f)	2,435,000	2,439,150
Ocala Funding LLC Series 2005-1A Class A, 4.93% 3/20/10 (c)(f)	3,675,000	3,675,000
Ownit Mortgage Loan Asste-Backed Certificates Series 2005-3 Class A2A, 3.5% 6/25/36 (f)	15,500,000	15,500,000
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 4.09% 9/25/34 (f)	3,745,000	3,756,721
Class M2, 4.14% 9/25/34 (f)	1,755,000	1,764,326
Class M3, 4.71% 9/25/34 (f)	3,355,000	3,396,745
Class M4, 4.91% 9/25/34 (f)	4,700,000	4,767,614
Series 2004-WCW2 Class A2, 3.84% 10/25/34 (f)	7,952,623	7,976,111
Series 2005-WCH1:
Class A3B, 3.68% 1/25/35 (f)	2,775,000	2,779,908
Class M2, 3.98% 1/25/35 (f)	4,175,000	4,166,539
Class M3, 4.02% 1/25/35 (f)	3,290,000	3,292,599
Class M5, 4.34% 1/25/35 (f)	3,095,000	3,104,620
Series 2005-WHQ2 Class M7, 4.71% 5/25/35 (f)	5,950,000	5,930,787
People's Choice Home Loan Securities Trust Series 2005-2:
Class A1, 3.57% 9/25/24 (f)	7,475,790	7,475,790
Class M4, 4.09% 5/25/35 (f)	6,000,000	6,000,000
Providian Gateway Master Trust Series 2002-B Class A, 4.0881% 6/15/09 (c)(f)	15,000,000	15,039,393
Residental Asset Securities Corp.:
Series 2005-KS4 Class M2, 4.04% 4/25/35 (f)	1,040,000	1,037,610
Series 2005-KS7 Class A1, 3.4781% 8/25/35 (f)	10,515,000	10,512,897
Residential Asset Mortgage Products, Inc. Series 2004-RS10 Class MII2, 4.71% 10/25/34 (f)	5,500,000	5,566,857
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 3.86% 4/25/33 (f)	818,316	822,076
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 3.99% 3/25/35 (f)	4,415,000	4,413,887
Series 2004-2 Class MV1, 4.04% 8/25/35 (f)	4,495,000	4,501,043
Sears Credit Account Master Trust II:
Series 2001-1 Class B, 3.8131% 2/15/10 (f)	10,000,000	9,987,143
Series 2002-4:
Class A, 3.5181% 8/18/09 (f)	27,000,000	26,999,603
Class B, 3.8131% 8/18/09 (f)	33,300,000	33,301,149
Series 2002-5 Class B, 4.6381% 11/17/09 (f)	30,000,000	30,062,976
Asset-Backed Securities - continued
	Principal Amount	Value
Securitized Asset Backed Receivables LLC Trust Series 2004-NC1 Class M1, 3.98% 2/25/34 (f)	$ 2,910,000	$ 2,909,256
Specialty Underwriting & Residential Finance Series 2003-BC4 Class M1, 4.06% 11/25/34 (f)	1,810,000	1,818,452
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 3.82% 2/25/34 (f)	1,043,424	1,043,422
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 3.8381% 3/15/11 (c)(f)	10,835,000	10,828,228
Superior Wholesale Inventory Financing Trust XII Series 2005-A12 Class C, 4.46% 6/15/10 (f)	6,840,000	6,839,945
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 3.89% 9/25/34 (f)	2,878,990	2,894,593
Series 2003-6HE Class A1, 3.93% 11/25/33 (f)	1,784,384	1,788,543
Series 2005-14HE Class AF1, 3.9753% 7/25/36 (d)(f)	8,635,000	8,633,296
TOTAL ASSET-BACKED SECURITIES (Cost $2,293,954,229)		2,300,747,332
Collateralized Mortgage Obligations - 16.9%

Private Sponsor - 13.7%
Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 3.86% 2/25/35 (f)	9,374,471	9,396,037
Series 2004-4 Class 5A2, 3.86% 3/25/35 (f)	3,780,419	3,787,953
Series 2005-1 Class 5A2, 3.79% 5/25/35 (f)	6,187,250	6,191,166
Series 2005-2:
Class 6A2, 3.74% 6/25/35 (f)	2,930,592	2,932,491
Class 6M2, 3.94% 6/25/35 (f)	10,145,000	10,145,010
Series 2005-3 Class 8A2, 3.7% 7/25/35 (f)	19,199,197	19,211,695
Series 2005-4 Class 7A2, 3.69% 8/25/35 (f)	9,011,457	9,003,527
Series 2005-8 Class 7A2, 3.77% 11/25/35 (f)	7,660,000	7,660,000
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 3.74% 1/25/35 (f)	20,354,186	20,354,186
Series 2005-2 Class 1A1, 3.71% 3/25/35 (f)	14,961,065	14,961,065
Series 2005-5 Class 1A1, 3.68% 7/25/35 (f)	18,707,862	18,696,170
Countrywide Alternative Loan Trust planned amortization class Series 2003-5T2 Class A2, 3.86% 5/25/33 (f)	5,545,033	5,548,017
Countrywide Home Loans, Inc. floater:
Series 2004-16 Class A1, 3.86% 9/25/34 (f)	10,335,456	10,325,843
Series 2005-1 Class 2A1, 3.75% 3/25/35 (f)	14,617,171	14,617,171
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 3.86% 3/25/34 (f)	5,338,263	5,334,945
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
CS First Boston Mortgage Securities Corp. floater: - continued
Series 2004-AR3 Class 6A2, 3.83% 4/25/34 (f)	$ 2,226,193	$ 2,228,162
Series 2004-AR4 Class 5A2, 3.83% 5/25/34 (f)	2,066,310	2,065,052
Series 2004-AR5 Class 11A2, 3.83% 6/25/34 (f)	2,987,552	2,981,472
Series 2004-AR6 Class 9A2, 3.83% 10/25/34 (f)	3,981,028	3,983,412
Series 2004-AR7 Class 6A2, 3.84% 8/25/34 (f)	5,801,660	5,806,785
Series 2004-AR8 Class 8A2, 3.84% 9/25/34 (f)	4,630,225	4,638,807
First Horizon Mortgage Passthru Trust floater Series 2004-FL1 Class 2A1, 3.95% 12/25/34 (f)	4,384,853	4,379,779
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.51% 12/21/24 (f)	5,300,000	5,299,006
Class B1, 3.56% 12/20/54 (f)	7,050,000	7,047,577
Class M1, 3.66% 12/20/54 (f)	5,300,000	5,298,178
Series 2005-2 Class C1, 3.7857% 12/20/54 (f)	7,975,000	7,972,508
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 3.64% 3/20/44 (f)	1,415,000	1,414,844
Class 1C, 4.33% 3/20/44 (f)	4,075,000	4,091,219
Class 1M, 3.84% 3/20/44 (f)	4,935,000	4,938,751
Series 2004-2:
Class 1A2, 3.5% 6/20/28 (f)	5,384,259	5,384,932
Class 1B, 3.6% 6/20/44 (f)	1,018,055	1,018,309
Class 1C, 4.13% 6/20/44 (f)	3,706,295	3,713,918
Class 1M, 3.71% 6/20/44 (f)	2,722,846	2,724,205
Series 2004-3:
Class 1B, 3.59% 9/20/44 (f)	2,100,000	2,100,210
Class 1C, 4.02% 9/20/44 (f)	5,415,000	5,426,913
Class 1M, 3.7% 9/20/44 (f)	1,200,000	1,200,360
Harborview Mortgage Loan Trust floater Series 2005-2 Class 2A1A, 3.6369% 5/19/35 (f)	11,690,145	11,648,134
Holmes Financing No. 7 PLC floater Series 2 Class M, 4.3988% 7/15/40 (f)	2,560,000	2,564,912
Holmes Financing No. 8 PLC floater Series 2:
Class A, 3.6788% 4/15/11 (f)	25,000,000	25,000,000
Class B, 3.7688% 7/15/40 (f)	2,695,000	2,696,684
Class C, 4.3188% 7/15/40 (f)	10,280,000	10,328,193
Home Equity Asset Trust floater Series 2005-3 Class 2A1, 3.55% 8/25/35 (f)	7,268,025	7,266,230
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 3.91% 10/25/34 (f)	4,495,430	4,509,337
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 3.83% 3/25/35 (f)	$ 8,638,669	$ 8,636,982
Series 2004-6 Class 1A2, 3.85% 10/25/34 (f)	3,481,529	3,487,748
Series 2005-1:
Class M1, 3.92% 4/25/35 (f)	3,223,929	3,220,529
Class M2, 3.96% 4/25/35 (f)	5,644,146	5,639,516
Class M3, 3.99% 4/25/35 (f)	1,384,927	1,383,466
Class M4, 4.21% 4/25/35 (f)	817,334	818,164
Class M5, 4.23% 4/25/35 (f)	817,334	817,174
Class M6, 4.28% 4/25/35 (f)	1,307,734	1,307,479
Series 2005-2 Class 1A2, 3.77% 4/25/35 (f)	13,211,515	13,201,194
Series 2005-3 Class A1, 3.7% 8/25/35 (f)	15,176,045	15,149,962
Series 2005-4 Class 1B1, 4.76% 6/25/35 (f)	5,306,886	5,282,839
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 3.67% 9/26/45 (c)(f)	16,153,164	16,153,164
MASTR Adjustable Rate Mortgages Trust:
floater Series 2005-1 Class 1A1, 3.73% 3/25/35 (f)	13,405,372	13,396,993
Series 2004-6 Class 4A2, 4.1729% 7/25/34 (f)	5,969,000	5,946,582
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2003-A Class 2A1, 3.85% 3/25/28 (f)	8,079,308	8,122,924
Series 2003-B Class A1, 3.8% 4/25/28 (f)	7,852,610	7,898,403
Series 2003-D Class A, 3.77% 8/25/28 (f)	7,479,616	7,494,804
Series 2003-E Class A2, 3.4425% 10/25/28 (f)	10,687,128	10,687,143
Series 2003-F Class A2, 3.7075% 10/25/28 (f)	12,892,959	12,891,486
Series 2004-A Class A2, 3.6175% 4/25/29 (f)	11,584,437	11,556,917
Series 2004-B Class A2, 3.79% 6/25/29 (f)	8,952,030	8,930,464
Series 2004-C Class A2, 3.95% 7/25/29 (f)	12,856,157	12,825,407
Series 2004-D Class A2, 3.4725% 9/25/29 (f)	9,971,432	9,974,033
Series 2004-E:
Class A2B, 3.7275% 11/25/29 (f)	8,523,921	8,502,874
Class A2D, 3.9175% 11/25/29 (f)	1,982,307	1,991,830
Series 2004-G Class A2, 3.95% 11/25/29 (f)	3,854,828	3,854,422
Series 2005-A Class A2, 3.38% 2/25/30 (f)	10,800,867	10,785,319
Mortgage Asset Backed Securities Trust floater Series 2002-NC1 Class M1, 4.31% 10/25/32 (f)	4,538,551	4,555,535
MortgageIT Trust floater:
Series 2004-2:
Class A1, 3.83% 12/25/34 (f)	4,920,628	4,927,758
Class A2, 3.91% 12/25/34 (f)	6,656,800	6,696,298
Series 2005-2 Class 1A1, 3.72% 5/25/35 (f)	5,093,718	5,097,498
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 3.75% 6/25/35 (f)	19,112,336	19,123,533
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Permanent Financing No. 1 PLC floater Series 1 Class 2C, 4.5594% 6/10/42 (f)	$ 1,745,000	$ 1,749,384
Permanent Financing No. 3 PLC floater Series 2 Class C, 4.4294% 6/10/42 (f)	4,845,000	4,893,450
Permanent Financing No. 4 PLC floater Series 2 Class C, 4.0994% 6/10/42 (f)	15,400,000	15,475,306
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.0294% 6/10/42 (f)	4,215,000	4,234,760
Series 3 Class C, 4.1994% 6/10/42 (f)	8,890,000	8,967,788
Permanent Financing No. 6 PLC floater Series 6:
Class 1C, 3.7294% 6/10/42 (f)	4,000,000	4,000,572
Class 2C, 3.8294% 6/10/42 (f)	5,350,000	5,352,343
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.4694% 6/10/42 (f)	2,000,000	1,999,375
Class 1C, 3.6594% 6/10/42 (f)	3,840,000	3,838,800
Class 2C, 3.7094% 6/10/42 (f)	8,065,000	8,054,919
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 3.7475% 6/10/42 (f)	7,165,000	7,162,621
Class 2C, 3.8175% 6/10/42 (f)	9,945,000	9,941,688
Residential Asset Mortgage Products, Inc. sequential pay Series 2003-SL1 Class A31, 7.125% 4/25/31	4,643,507	4,727,342
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-A:
Class B4, 5.15% 3/10/35 (c)(f)	5,492,986	5,575,381
Class B5, 5.7% 3/10/35 (c)(f)	5,684,725	5,811,417
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 3.96% 11/25/34 (f)	2,829,110	2,840,739
Series 2003-RP2 Class A1, 3.93% 6/25/33 (c)(f)	3,866,185	3,881,108
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 3.41% 9/20/33 (f)	10,999,101	10,996,236
Series 2003-7 Class A2, 2.885% 1/20/34 (f)	9,577,708	9,569,385
Series 2004-1 Class A, 4.15% 2/20/34 (f)	6,379,791	6,373,993
Series 2004-10 Class A4, 3.6681% 11/20/34 (f)	10,424,803	10,408,138
Series 2004-3 Class A, 3.5463% 5/20/34 (f)	10,662,486	10,588,333
Series 2004-4 Class A, 3.5881% 5/20/34 (f)	13,430,919	13,399,990
Series 2004-5 Class A3, 3.77% 6/20/34 (f)	8,904,038	8,897,082
Series 2004-6:
Class A3A, 4.1475% 6/20/35 (f)	8,182,127	8,176,739
Class A3B, 3.16% 7/20/34 (f)	1,022,766	1,021,950
Series 2004-7:
Class A3A, 3.2275% 8/20/34 (f)	7,642,675	7,636,475
Class A3B, 3.4525% 7/20/34 (f)	1,375,260	1,380,167
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Sequoia Mortgage Trust floater: - continued
Series 2004-8 Class A2, 3.45% 9/20/34 (f)	$ 14,155,710	$ 14,148,404
Series 2005-1 Class A2, 3.68% 2/20/35 (f)	7,355,282	7,354,362
Series 2005-2 Class A2, 3.36% 3/20/35 (f)	13,876,523	13,876,523
Series 2005-3 Class A1, 3.46% 5/20/35 (f)	9,217,677	9,217,677
Structured Adjustable Rate Mortgage Loan Trust floater Series 2001-14 Class A1, 3.77% 7/25/35 (f)	11,201,095	11,201,095
Structured Asset Securities Corp. floater Series 2004-NP1 Class A, 3.86% 9/25/33 (c)(f)	2,553,470	2,555,084
Thornburg Mortgage Securities Trust floater Series 2004-3 Class A, 3.83% 9/25/34 (f)	22,068,069	22,129,394
WAMU Mortgage pass thru certificates:
floater Series 2005-AR6 Class 2A-1A, 3.5448% 4/25/45 (f)	6,133,307	6,133,607
Series 2005 AR11 Class A1C1, 3.6675% 8/25/40 (d)(f)	14,400,000	14,400,000
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.7024% 8/25/34 (f)	19,880,000	19,789,156
Series 2005-AR12 Class 2A1, 4.322% 7/25/35 (f)	31,674,772	31,407,532
TOTAL PRIVATE SPONSOR		895,419,920
U.S. Government Agency - 3.2%
Fannie Mae:
floater:
Series 2000-38 Class F, 3.76% 11/18/30 (f)	1,103,802	1,112,055
Series 2000-40 Class FA, 3.8144% 7/25/30 (f)	2,487,156	2,498,099
Series 2002-89 Class F, 3.6144% 1/25/33 (f)	3,630,895	3,636,484
target amortization class Series G94-2 Class D, 6.45% 1/25/24	4,732,822	4,849,182
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-34 Class FR, 3.66% 8/18/31 (f)	2,500,934	2,508,899
Series 2001-44 Class FB, 3.6144% 9/25/31 (f)	2,262,040	2,268,738
Series 2001-46 Class F, 3.66% 9/18/31 (f)	6,514,676	6,552,090
Series 2002-11 Class QF, 3.8144% 3/25/32 (f)	4,517,951	4,551,812
Series 2002-36 Class FT, 3.8144% 6/25/32 (f)	1,503,724	1,516,521
Series 2002-64 Class FE, 3.61% 10/18/32 (f)	2,256,514	2,266,981
Series 2002-65 Class FA, 3.6144% 10/25/17 (f)	2,585,370	2,590,545
Series 2002-74 Class FV, 3.7644% 11/25/32 (f)	8,360,131	8,420,920
Series 2003-11:
Class DF, 3.7644% 2/25/33 (f)	3,173,455	3,195,574
Class EF, 3.7644% 2/25/33 (f)	2,602,157	2,612,658
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates: - continued
floater:
Series 2003-63 Class F1, 3.6144% 11/25/27 (f)	$ 6,387,368	$ 6,390,916
planned amortization class:
Series 1998-63 Class PG, 6% 3/25/27	1,212,661	1,212,198
Series 2001-62 Class PG, 6.5% 10/25/30	4,183,652	4,194,964
Series 2001-76 Class UB, 5.5% 10/25/13	1,378,221	1,379,002
Series 2002-16 Class QD, 5.5% 6/25/14	345,479	346,552
Series 2002-28 Class PJ, 6.5% 3/25/31	4,950,777	4,957,813
Series 2002-8 Class PD, 6.5% 7/25/30	3,569,878	3,584,870
Freddie Mac:
floater Series 2510 Class FE, 3.7881% 10/15/32 (f)	5,998,150	6,032,418
planned amortization class:
Series 2091 Class PP, 6% 2/15/27	1,286,641	1,286,029
Series 2353 Class PC, 6.5% 9/15/15	1,363,169	1,366,992
Freddie Mac Manufactured Housing participation certificates guaranteed floater Series 2338 Class FJ, 3.5881% 7/15/31 (f)	5,197,631	5,199,968
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2474 Class FJ, 3.7381% 7/15/17 (f)	4,556,922	4,564,198
Series 2526 Class FC, 3.7881% 11/15/32 (f)	3,597,778	3,616,182
Series 2538 Class FB, 3.7881% 12/15/32 (f)	6,607,741	6,651,155
Series 2551 Class FH, 3.8381% 1/15/33 (f)	3,358,821	3,373,027
planned amortization class:
Series 2136 Class PE, 6% 1/15/28	12,190,349	12,248,248
Series 2394 Class ND, 6% 6/15/27	1,550,172	1,553,415
Series 2395 Class PE, 6% 2/15/30	5,961,413	6,000,327
Series 2398 Class DK, 6.5% 1/15/31	372,760	373,347
Series 2410 Class ML, 6.5% 12/15/30	2,168,673	2,179,211
Series 2420 Class BE, 6.5% 12/15/30	2,595,889	2,604,122
Series 2443 Class TD, 6.5% 10/15/30	2,962,497	2,977,827
Series 2461 Class PG, 6.5% 1/15/31	2,737,118	2,773,721
Series 2466 Class EC, 6% 10/15/27	257,483	257,163
Series 2483 Class DC, 5.5% 7/15/14	1,861,588	1,861,466
Series 2556 Class PM, 5.5% 2/15/16	1,160,963	1,159,984
Series 2776 Class UJ, 4.5% 5/15/20 (g)	7,104,375	367,384
Series 2828 Class JA, 4.5% 1/15/10	11,880,000	11,903,044
sequential pay:
Series 2430 Class ZE, 6.5% 8/15/27	648,803	649,120
Series 2480 Class QW, 5.75% 2/15/30	871,905	871,370
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
Series 2406:
Class FP, 4.3681% 1/15/32 (f)	$ 10,270,000	$ 10,502,819
Class PF, 4.3681% 12/15/31 (f)	8,125,000	8,337,955
Series 2410 Class PF, 4.3681% 2/15/32 (f)	18,644,444	19,070,154
Ginnie Mae guaranteed REMIC pass thru securities floater:
Series 2001-46 Class FB, 3.7381% 5/16/23 (f)	2,988,811	3,001,292
Series 2001-50 Class FV, 3.5881% 9/16/27 (f)	9,114,548	9,113,939
Series 2002-24 Class FX, 3.9381% 4/16/32 (f)	2,630,687	2,652,779
Series 2002-31 Class FW, 3.7881% 6/16/31 (f)	3,614,097	3,633,687
Series 2002-5 Class KF, 3.7881% 8/16/26 (f)	617,815	618,278
TOTAL U.S. GOVERNMENT AGENCY		207,447,494
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,104,119,465)		1,102,867,414
Commercial Mortgage Securities - 5.8%

1301 Avenue of The Americas Trust Series 2000-1301:
Class C, 7.44% 8/3/10 (c)(f)	5,025,000	5,024,881
Class D, 7.54% 8/3/10 (c)(f)	6,695,000	6,694,844
Banc of America Large Loan, Inc. floater:
Series 2003-BBA2 Class A3, 3.7081% 11/15/15 (c)(f)	5,038,226	5,041,400
Series 2005-BOCA:
Class H, 4.3381% 12/15/16 (c)(f)	2,065,000	2,061,834
Class J, 4.4881% 12/15/16 (c)(f)	1,020,000	1,018,438
Class K, 4.7381% 12/15/16 (c)(f)	6,659,000	6,650,611
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.04% 8/25/33 (c)(f)	6,644,316	6,723,250
Series 2003-2:
Class A, 4.04% 12/25/33 (c)(f)	13,522,369	13,687,661
Class M1, 4.31% 12/25/33 (c)(f)	2,200,548	2,236,841
Series 2004-1:
Class A, 3.82% 4/25/34 (c)(f)	6,403,472	6,414,728
Class B, 5.36% 4/25/34 (c)(f)	665,296	672,910
Class M1, 4.02% 4/25/34 (c)(f)	582,134	584,681
Class M2, 4.66% 4/25/34 (c)(f)	498,972	504,819
Commercial Mortgage Securities - continued
	Principal Amount	Value
Bayview Commercial Asset Trust floater: - continued
Series 2004-2:
Class A, 3.89% 8/25/34 (c)(f)	$ 6,299,807	$ 6,330,814
Class M1, 4.04% 8/25/34 (c)(f)	2,031,330	2,039,265
Series 2004-3:
Class A1, 3.83% 1/25/35 (c)(f)	6,582,479	6,605,519
Class A2, 3.88% 1/25/35 (c)(f)	914,869	918,092
Class M1, 3.96% 1/25/35 (c)(f)	1,097,080	1,098,564
Class M2, 4.46% 1/25/35 (c)(f)	715,487	719,742
Series 2005-2A:
Class M1, 3.73% 8/25/35 (c)(f)	1,297,812	1,297,812
Class M2, 3.78% 8/25/35 (c)(f)	2,136,399	2,136,399
Class M3, 3.8% 8/25/35 (c)(f)	1,183,006	1,183,006
Class M4, 3.91% 8/25/35 (c)(f)	1,088,166	1,088,166
Bear Stearns Commercial Mortgage Securities, Inc. floater:
Series 2003-BA1A:
Class JFCM, 4.98% 4/14/15 (c)(f)	1,344,296	1,350,087
Class JMM, 4.88% 4/14/15 (c)(f)	1,384,053	1,385,065
Class KFCM, 5.23% 4/14/15 (c)(f)	1,436,661	1,443,179
Class KMM, 5.13% 4/14/15 (c)(f)	1,253,767	1,254,776
Class LFCM, 5.63% 4/14/15 (c)(f)	1,601,905	1,602,545
Class MFCM, 5.93% 4/14/15 (c)(f)	2,218,251	2,219,234
Series 2004-BBA3 Class E, 4.0881% 6/15/17 (c)(f)	10,415,000	10,415,949
Chase Commercial Mortgage Securities Corp. floater Series 2000-FL1A:
Class B, 3.81% 12/12/13 (c)(f)	896,672	897,536
Class C, 4.16% 12/12/13 (c)(f)	1,793,345	1,801,374
COMM floater:
Series 2001-FL5A Class E, 4.8881% 11/15/13 (c)(f)	3,049,546	3,048,573
Series 2002-FL6:
Class F, 4.8381% 6/14/14 (c)(f)	11,163,000	11,190,451
Class G, 5.2881% 6/14/14 (c)(f)	5,000,000	5,000,444
Series 2003-FL9 Class B, 3.8881% 11/15/15 (c)(f)	10,354,700	10,383,149
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 3.6881% 9/15/14 (c)(f)	3,570,000	3,573,440
Class G, 4.3681% 9/15/14 (c)(f)	1,345,000	1,345,538
Class H, 4.4681% 9/15/14 (c)(f)	1,430,000	1,430,571
Class J, 4.9881% 9/15/14 (c)(f)	490,000	491,560
Class K, 5.3881% 9/15/14 (c)(f)	770,000	771,587
Class L, 5.5881% 9/15/14 (c)(f)	625,000	624,693
Commercial Mortgage Securities - continued
	Principal Amount	Value
Commercial Mortgage pass thru certificates floater: - continued
Series 2004-HTL1:
Class B, 3.8381% 7/15/16 (c)(f)	$ 495,379	$ 495,732
Class D, 3.9381% 7/15/16 (c)(f)	1,125,628	1,125,788
Class E, 4.1381% 7/15/16 (c)(f)	805,726	806,031
Class F, 4.1881% 7/15/16 (c)(f)	852,671	853,207
Class H, 4.6881% 7/15/16 (c)(f)	2,472,312	2,473,143
Class J, 4.8381% 7/15/16 (c)(f)	950,314	950,633
Class K, 5.7381% 7/15/16 (c)(f)	1,069,720	1,069,257
Commercial Mortgage Pass-Through Certificates floater Series 2005-F10A:
Class B, 3.6181% 4/15/17 (c)(f)	7,080,000	7,080,000
Class C, 3.6581% 4/15/17 (c)(f)	3,006,000	3,006,000
Class D, 3.6981% 4/15/17 (c)(f)	2,440,000	2,440,000
Class E, 3.7581% 4/15/17 (c)(f)	1,821,000	1,821,000
Class F, 3.7981% 4/15/17 (c)(f)	1,035,000	1,035,000
Class G, 3.9381% 4/15/17 (c)(f)	1,035,000	1,035,000
Class H, 4.0081% 4/15/17 (c)(f)	1,035,000	1,035,000
Class I, 4.2381% 4/15/17 (c)(f)	335,000	335,000
Class MOA3, 3.6881% 3/15/20 (c)(f)	4,590,000	4,590,000
CS First Boston Mortgage Securities Corp.:
floater:
Series 2001-TFLA Class G, 5.1381% 12/15/11 (c)(f)	3,720,000	3,702,795
Series 2002-TFLA Class C, 3.9688% 11/18/12 (c)(f)	3,675,000	3,674,923
Series 2003-TF2A Class A2, 3.7081% 11/15/14 (c)(f)	9,500,000	9,507,100
Series 2004-FL1 Class B, 3.8381% 5/15/14 (c)(f)	11,230,000	11,235,571
Series 2004-HC1:
Class A2, 3.8881% 12/15/21 (c)(f)	1,475,000	1,474,997
Class B, 4.1381% 12/15/21 (c)(f)	3,835,000	3,834,992
Series 2004-TF2A Class E, 3.8081% 11/15/19 (c)(f)	4,450,000	4,456,884
Series 2004-TFL1:
Class A2, 3.5781% 2/15/14 (c)(f)	7,005,000	7,007,087
Class E, 3.9381% 2/15/14 (c)(f)	2,800,000	2,806,033
Class F, 3.9881% 2/15/14 (c)(f)	2,325,000	2,330,394
Class G, 4.2381% 2/15/14 (c)(f)	1,875,000	1,880,617
Class H, 4.4881% 2/15/14 (c)(f)	1,400,000	1,403,733
Class J, 4.7881% 2/15/14 (c)(f)	750,000	753,724
Commercial Mortgage Securities - continued
	Principal Amount	Value
CS First Boston Mortgage Securities Corp.: - continued
Series 2005-TF2A Class F, 3.8881% 11/15/19 (c)(f)	$ 1,540,000	$ 1,542,381
Series 2005-TFLA:
Class C, 3.6281% 2/15/20 (c)(f)	5,650,000	5,649,989
Class E, 3.7181% 2/15/20 (c)(f)	3,955,000	3,954,992
Class F, 3.7681% 2/15/20 (c)(f)	1,745,000	1,744,997
Class G, 3.9081% 2/15/20 (c)(f)	505,000	504,998
Class H, 4.1381% 2/15/20 (c)(f)	715,000	714,998
sequential pay Series 1997-C2 Class A2, 6.52% 1/17/35	518,675	522,823
Series 2003-TFLA Class G, 3.7357% 4/15/13 (c)(f)	446,933	445,553
GMAC Commercial Mortgage Securities, Inc. floater Series 2001-FL1A Class E, 4.2% 2/11/11 (c)(f)	264,524	264,175
GS Mortgage Securities Corp. II floater Series 2005-FL7A Class A1, 3.5% 11/6/19 (c)(f)	10,526,054	10,527,180
ISTAR Asset Receivables Trust floater Series 2002-1A Class A2, 3.8613% 5/28/20 (c)(f)	2,727,545	2,728,117
John Hancock Tower Mortgage Trust floater Series 2003-C5A Class B, 5.6585% 4/10/15 (c)(f)	8,245,000	8,150,339
JP Morgan Chase Commercial Mortgage Security Corp.:
floater Series 2005-FL1A:
Class WH, 3.97% 6/15/19 (c)(f)	3,325,000	3,325,100
Class WJ, 4.17% 6/15/19 (c)(f)	2,045,000	2,045,061
Class WK, 4.57% 6/15/19 (c)(f)	3,065,000	3,065,092
Series 2005-FL1A Class WX1, 1.2068% 6/15/19 (c)(f)(g)	240,000,000	2,596,800
Lehman Brothers Floating Rate Commercial Mortgage Trust:
floater:
Series 2003-C4A:
Class F, 5.6% 7/11/15 (c)(f)	813,387	813,822
Class H, 6.35% 7/11/15 (c)(f)	8,267,264	8,287,932
Series 2003-LLFA:
Class A2, 3.77% 12/16/14 (c)(f)	11,700,000	11,707,744
Class B, 3.98% 12/16/14 (c)(f)	4,615,000	4,626,299
Class C, 4.08% 12/16/14 (c)(f)	4,982,000	4,997,311
Series 2005-LLFA Class FAIR, 5.1138% 7/15/19 (c)(d)(f)	4,360,000	4,360,000
Morgan Stanley Dean Witter Capital I Trust floater Series 2002-XLF Class F, 5.49% 8/5/14 (c)(f)	7,603,983	7,603,972
Commercial Mortgage Securities - continued
	Principal Amount	Value
Salomon Brothers Mortgage Securities VII, Inc.:
floater:
Series 2001-CDCA:
Class C, 4.1881% 2/15/13 (c)(f)	$ 10,495,000	$ 10,291,568
Class D, 4.1881% 2/15/13 (c)(f)	4,000,000	3,891,288
Series 2003-CDCA:
Class HEXB, 5.2881% 2/15/15 (c)(f)	770,000	771,001
Class JEXB, 5.4881% 2/15/15 (c)(f)	1,300,000	1,301,690
Class KEXB, 5.8881% 2/15/15 (c)(f)	960,000	961,248
Series 2000-NL1 Class E, 7.0607% 10/15/30 (c)(f)	3,657,956	3,672,236
SDG Macerich Properties LP floater Series 2000-1 Class A3, 3.7281% 5/15/09 (c)(f)	18,000,000	18,008,086
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A, 3.78% 3/24/18 (c)(f)	7,263,029	7,263,029
Wachovia Bank Commercial Mortgage Trust floater:
Series 2004-WHL3:
Class A2, 3.5681% 3/15/14 (c)(f)	3,510,000	3,511,290
Class E, 3.8881% 3/15/14 (c)(f)	2,190,000	2,192,749
Class F, 3.9381% 3/15/14 (c)(f)	1,755,000	1,757,120
Class G, 4% 3/15/14 (c)(f)	875,000	876,363
Series 2005-WL5A:
Class KHP1, 3.7381% 1/15/18 (c)(f)	1,745,000	1,745,000
Class KHP2, 3.9381% 1/15/18 (c)(f)	1,745,000	1,745,000
Class KHP3, 4.2381% 1/15/18 (c)(f)	2,060,000	2,060,000
Class KHP4, 4.3381% 1/15/18 (c)(f)	1,600,000	1,600,000
Class KHP5, 4.5381% 1/15/18 (c)(f)	1,855,000	1,855,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $378,363,353)		378,866,012
Interfund Loans - 0.1%

With Fidelity Equity-Income Fund, at 3.43442% due 8/1/05 (b) (Cost $8,443,000)	8,443,000	8,443,000
Cash Equivalents - 40.4%
	Maturity Amount	Value
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.32%, dated 7/29/05 due 8/1/05) (i)	$ 2,354,814,398	$ 2,354,164,000
With Goldman Sachs & Co. at 3.41%, dated 7/1/05 due 8/23/05 (Collateralized by Mortgage Loan Obligations valued at $295,800,001, 0.9%- 10.36%, 4/18/17 - 6/25/44) (f)(h)	291,455,881	289,998,492
TOTAL CASH EQUIVALENTS (Cost $2,644,164,000)		2,644,162,492
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $6,679,436,405)		6,685,115,608
NET OTHER ASSETS - (2.2)%		(140,968,200)
NET ASSETS - 100%		$ 6,544,147,408
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold
Eurodollar Contracts
73 Eurodollar 90 Day Index Contracts	Dec. 2005	$ 72,221,638	$ 34,806
49 Eurodollar 90 Day Index Contracts	March 2006	48,464,675	28,036
32 Eurodollar 90 Day Index Contracts	June 2006	31,645,600	16,247
27 Eurodollar 90 Day Index Contracts	Sept. 2006	26,698,612	16,355
26 Eurodollar 90 Day Index Contracts	Dec. 2006	25,707,500	14,421
24 Eurodollar 90 Day Index Contracts	March 2007	23,729,700	12,329
17 Eurodollar 90 Day Index Contracts	June 2007	16,807,688	5,970
16 Eurodollar 90 Day Index Contracts	Sept. 2007	15,818,200	5,711
15 Eurodollar 90 Day Index Contracts	Dec. 2007	14,828,250	5,590
15 Eurodollar 90 Day Index Contracts	March 2008	14,827,875	5,015
8 Eurodollar 90 Day Index Contracts	June 2008	7,907,800	7,518
7 Eurodollar 90 Day Index Contracts	Sept. 2008	6,918,888	6,885
TOTAL EURODOLLAR CONTRACTS			158,883
Swap Agreements
		Notional Amount	Value
Credit Default Swap

Receive from Citibank, upon default event of DaimlerChrysler NA Holding Corp., par value of the notional amount of DaimlerChrysler NA Holding Corp. 6.5% 11/15/13, and pay quarterly notional amount multiplied by .8%

	June 2007	$ 14,000,000	$ (135,972)
Receive quarterly notional amount multiplied by 1.12% and pay Morgan Stanley, Inc. upon default of Comcast Cable Communications, Inc., par value of the notional amount of Comcast Cable Communications, Inc. 6.75% 1/30/11	June 2006	10,000,000	102,057
TOTAL CREDIT DEFAULT SWAP		24,000,000	(33,915)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 10 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	Oct. 2005	$ 48,200,000	$ 46,335
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 25 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	Dec. 2005	30,000,000	32,511
Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 30 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.	August 2005	35,100,000	33,945
Swap Agreements - continued
	Expiration Date	Notional Amount	Value

Receive monthly notional amount multiplied by the nominal spread appreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor plus 22 basis points and pay monthly notional amount multiplied by the nominal spread depreciation of the Lehman Brothers CMBS U.S. Aggregate Index adjusted by a modified duration factor with Lehman Brothers, Inc.

	Jan. 2006	$ 35,100,000	$ 32,229
Receive monthly a return equal to Lehman Brothers ABS Floating Rate Index and pay monthly a floating rate based on the 1- month LIBOR minus 11.1 basis points with Lehman Brothers, Inc.	Nov. 2005	30,000,000	0
TOTAL TOTAL RETURN SWAP		178,400,000	145,020
		$ 202,400,000	$ 111,105
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(b) Affiliated entity

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $586,119,417 or 9.0% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $994,635.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(h) The maturity amount is based on the rate at period end.
(i) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value
$2,354,164,000 due 8/1/05 at 3.32%
Banc of America Securities LLC.	$ 471,596,247
Bank of America, National Association	244,985,063
Barclays Capital Inc.	979,940,254
Countrywide Securities Corporation	244,985,063
Morgan Stanley & Co. Incorporated.	351,411,107
UBS Securities LLC	61,246,266
$ 2,354,164,000
Income Tax Information

At July 31, 2005, the aggregate cost of investment securities for income tax purposes was $6,679,021,266. Net unrealized appreciation aggregated $6,094,342, of which $11,067,257 related to appreciated investment securities and $4,972,915 related to depreciated investment securities.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

3501 PGA Boulevard
West Palm Beach, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisers

Fidelity International Investment
Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

REI-UANN-0905
1.789710.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Small Cap Growth

Fund

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Small Cap Growth Fund's cumulative total return and show you what would have happened if Small Cap Growth Fund shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth Fund on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jamie Harmon, Lead Portfolio Manager, and Lionel Harris and Chuck Myers, Portfolio Managers of Fidelity® Small Cap Growth Fund. The team assumed management of the fund on April 7, 2005.

A late-inning rally on Wall Street helped push some key U.S. equity indexes to four-year highs by the conclusion of the 12-month period ending July 31, 2005. Spurred on by bullish economic data and strong corporate earnings, investors enjoyed a stellar month of July, capping off a turbulent 12-month period for U.S. equity markets. Stock prices bounced up and down during most of the year, moving in cadence with gyrations in the price of crude oil and investors' gathering and ebbing concerns about inflation. The Federal Reserve Board raised short-term interest rates eight times during the period, also affecting overall market sentiment. Despite their fluctuations, the major equity indexes finished on a high note, with the Standard & Poor's 500SM Index and the NASDAQ Composite® Index posting gains of 14.05% and 16.51%, respectively, for the period. The small-cap Russell 2000® Index rose 24.78% and the Russell Midcap® Index jumped 28.93%, while the blue-chips' Dow Jones Industrial AverageSM advanced only 7.29%.

Small Cap Growth performed very well, gaining 29.80% since its inception date of November 3, 2004, through July 31, 2005. By comparison, the fund's benchmark, the Russell 2000 Growth Index, rose 13.53%. The fund's strong results were driven mainly by positive stock selection in energy, health care and information technology, with sector selection in all three areas playing a lesser but still significant role. Energy names such as Quicksilver Resources and Holly Corp. benefited from continued high oil prices. Also helping was Omnicare, a provider of institutional pharmacy services to nursing homes. Omnicare gained as investors became more confident that the company's profit margins were sustainable and that an acquisition of rival NeighborCare might occur. By contrast, EVCI Career Colleges performed poorly after an earnings shortfall and disclosure of controversial management pay packages. Tempur-Pedic International, a maker of foam mattresses, fell after its widely anticipated new product offering was introduced at a lower price point than expected. Investors discounted the stock because they interpreted this move as an indication of growing competition.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Class A
Actual	$ 1,000.00	$ 1,125.10	$ 7.59
HypotheticalA	$ 1,000.00	$ 1,017.65	$ 7.20
Class T
Actual	$ 1,000.00	$ 1,124.30	$ 8.90
HypotheticalA	$ 1,000.00	$ 1,016.41	$ 8.45
Class B
Actual	$ 1,000.00	$ 1,121.10	$ 11.52
HypotheticalA	$ 1,000.00	$ 1,013.93	$ 10.94
Class C
Actual	$ 1,000.00	$ 1,121.00	$ 11.36
HypotheticalA	$ 1,000.00	$ 1,014.08	$ 10.79
Small Cap Growth
Actual	$ 1,000.00	$ 1,126.70	$ 6.06
HypotheticalA	$ 1,000.00	$ 1,019.09	$ 5.76
Institutional Class
Actual	$ 1,000.00	$ 1,126.80	$ 6.12
HypotheticalA	$ 1,000.00	$ 1,019.04	$ 5.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.44%
Class T	1.69%
Class B	2.19%
Class C	2.16%
Small Cap Growth	1.15%
Institutional Class	1.16%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Big 5 Sporting Goods Corp.	3.1	1.6
Pacific Sunwear of California, Inc.	2.2	1.8
Lionbridge Technologies, Inc.	2.2	3.0
Abaxis, Inc.	2.0	0.0
America Service Group, Inc.	2.0	0.8
Monaco Coach Corp.	2.0	0.0
Tempur-Pedic International, Inc.	2.0	0.0
Aspen Insurance Holdings Ltd.	2.0	0.0
Career Education Corp.	1.9	2.3
Fossil, Inc.	1.9	0.0
	21.3
Top Five Market Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	27.0	20.5
Information Technology	24.1	17.6
Health Care	13.3	14.5
Industrials	10.0	11.9
Energy	9.1	16.8
Asset Allocation (% of fund's net assets)
As of July 31, 2005*		As of January 31, 2005**
	Stocks 96.1%		Stocks 90.5%
	Short-Term Investments and Net Other Assets 3.9%		Short-Term Investments and Net Other Assets 9.5%
* Foreign investments	9.9%	** Foreign investments	14.8%

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 27.0%
Automobiles - 2.0%
Monaco Coach Corp.	259,400	$ 4,539,500
Diversified Consumer Services - 3.5%
Career Education Corp. (a)	112,700	4,371,633
EVCI Career Colleges, Inc. (a)	549,491	3,516,742
		7,888,375
Hotels, Restaurants & Leisure - 4.2%
CEC Entertainment, Inc. (a)	107,800	4,129,818
Ctrip.com International Ltd. sponsored ADR	30,100	1,667,691
Domino's Pizza, Inc.	68,800	1,721,376
Papa John's International, Inc. (a)	46,800	2,017,080
		9,535,965
Household Durables - 3.2%
Interface, Inc. Class A (a)	74,200	757,582
Lifetime Brands, Inc.	88,000	1,980,880
Tempur-Pedic International, Inc. (a)(d)	260,700	4,486,647
		7,225,109
Internet & Catalog Retail - 2.1%
Blue Nile, Inc. (a)(d)	56,000	1,862,560
Collegiate Pacific, Inc. (d)	251,300	2,970,366
		4,832,926
Multiline Retail - 0.8%
Tuesday Morning Corp.	51,300	1,811,403
Specialty Retail - 7.4%
Big 5 Sporting Goods Corp.	254,500	7,036,922
Finish Line, Inc. Class A	140,000	2,532,600
Genesco, Inc. (a)	63,000	2,348,010
Pacific Sunwear of California, Inc. (a)	206,000	5,024,340
		16,941,872
Textiles, Apparel & Luxury Goods - 3.8%
Fossil, Inc. (a)	180,268	4,288,576
Lakeland Industries, Inc.	23,034	371,769
Steven Madden Ltd. (a)	181,863	4,064,638
		8,724,983
TOTAL CONSUMER DISCRETIONARY		61,500,133
CONSUMER STAPLES - 1.8%
Personal Products - 1.8%
NBTY, Inc. (a)	169,500	4,101,900
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 9.1%
Energy Equipment & Services - 3.4%
AKITA Drilling Ltd. Class A (non-vtg.)	59,000	$ 804,754
Hornbeck Offshore Services, Inc. (a)	30,000	897,000
Maverick Tube Corp. (a)	88,000	2,918,960
Oil States International, Inc. (a)	55,200	1,632,816
Pason Systems, Inc.	79,600	1,566,840
		7,820,370
Oil, Gas & Consumable Fuels - 5.7%
Alberta Clipper Energy, Inc. (a)	46,363	177,977
Forest Oil Corp. (a)	34,000	1,521,840
Frontier Oil Corp.	55,000	1,541,100
Holly Corp.	59,700	2,795,154
OMI Corp.	140,000	2,524,200
Quicksilver Resources, Inc. (a)	46,250	1,959,150
Range Resources Corp.	81,000	2,473,740
		12,993,161
TOTAL ENERGY		20,813,531
FINANCIALS - 8.1%
Capital Markets - 1.0%
optionsXpress Holdings, Inc.	144,000	2,335,680
Commercial Banks - 0.6%
Cascade Bancorp	62,100	1,427,058
Insurance - 6.5%
Aspen Insurance Holdings Ltd.	157,000	4,460,370
Hilb Rogal & Hobbs Co.	90,800	3,077,212
IPC Holdings Ltd.	52,400	2,119,580
PXRE Group Ltd.	75,615	1,928,183
USI Holdings Corp. (a)	238,800	3,062,610
		14,647,955
TOTAL FINANCIALS		18,410,693
HEALTH CARE - 13.3%
Health Care Equipment & Supplies - 3.9%
Abaxis, Inc. (a)	373,300	4,658,784
Nutraceutical International Corp. (a)	84,388	1,197,466
Regeneration Technologies, Inc. (a)	417,000	3,177,540
		9,033,790
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - 9.4%
America Service Group, Inc. (a)	212,500	$ 4,585,750
American Dental Partners, Inc. (a)	46,900	1,292,564
AmSurg Corp. (a)	55,700	1,560,157
ICON PLC sponsored ADR (a)	51,500	2,016,225
Molina Healthcare, Inc. (a)	50,000	1,197,000
Omnicare, Inc.	85,500	3,941,550
Pediatrix Medical Group, Inc. (a)	39,500	3,097,590
Per-Se Technologies, Inc. (a)	46,400	1,070,448
VCA Antech, Inc. (a)	110,800	2,630,392
		21,391,676
TOTAL HEALTH CARE		30,425,466
INDUSTRIALS - 10.0%
Aerospace & Defense - 0.7%
BE Aerospace, Inc. (a)	96,000	1,682,880
Building Products - 0.3%
Quixote Corp.	30,100	611,933
Commercial Services & Supplies - 1.9%
Navigant Consulting, Inc. (a)	100,700	2,014,000
PeopleSupport, Inc.	135,000	1,294,650
The Geo Group, Inc. (a)	33,000	902,550
		4,211,200
Construction & Engineering - 0.9%
Comfort Systems USA, Inc. (a)	266,500	2,065,375
Electrical Equipment - 1.9%
C&D Technologies, Inc.	219,300	2,208,351
Genlyte Group, Inc. (a)	43,000	2,209,340
		4,417,691
Machinery - 2.3%
Freightcar America, Inc.	76,600	2,455,796
Watts Water Technologies, Inc. Class A	75,500	2,755,750
		5,211,546
Marine - 0.3%
Alexander & Baldwin, Inc.	12,700	679,196
Road & Rail - 0.7%
P.A.M. Transportation Services, Inc. (a)	91,000	1,497,860
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Trading Companies & Distributors - 1.0%
WESCO International, Inc. (a)	70,000	$ 2,384,200
TOTAL INDUSTRIALS		22,761,881
INFORMATION TECHNOLOGY - 24.1%
Communications Equipment - 2.4%
Avocent Corp. (a)	51,500	1,795,290
Harris Corp.	97,000	3,595,790
		5,391,080
Computers & Peripherals - 1.8%
Avid Technology, Inc. (a)	52,500	2,160,375
iCAD, Inc. (a)	105,300	375,921
Mobility Electronics, Inc. (a)	138,000	1,600,800
		4,137,096
Electronic Equipment & Instruments - 3.4%
Arrow Electronics, Inc. (a)	26,200	786,524
Cogent, Inc.	69,000	2,074,830
Measurement Specialties, Inc. (a)	64,200	1,624,260
ScanSource, Inc. (a)	34,500	1,646,685
Xyratex Ltd. (a)	95,000	1,591,250
		7,723,549
Internet Software & Services - 2.6%
Akamai Technologies, Inc. (a)	95,800	1,462,866
Homestore, Inc. (a)	340,000	897,600
iMergent, Inc. (a)	100,400	1,139,540
j2 Global Communications, Inc. (a)	59,900	2,402,589
		5,902,595
IT Services - 5.0%
Lionbridge Technologies, Inc. (a)	767,146	4,971,106
SI International, Inc. (a)	118,700	3,740,237
TALX Corp.	55,550	2,049,795
Tyler Technologies, Inc. (a)	79,300	629,642
		11,390,780
Office Electronics - 1.0%
Zebra Technologies Corp. Class A (a)	60,000	2,340,000
Semiconductors & Semiconductor Equipment - 3.7%
California Micro Devices Corp. (a)	89,000	582,060
Cascade Microtech, Inc.	121,861	1,630,500
Intersil Corp. Class A	104,000	2,014,480
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
O2Micro International Ltd. (a)	67,200	$ 1,153,152
Silicon Laboratories, Inc. (a)	55,000	1,609,850
Tessera Technologies, Inc. (a)	44,000	1,545,280
		8,535,322
Software - 4.2%
Blackbaud, Inc.	156,859	2,243,084
Bottomline Technologies, Inc. (a)	129,000	2,030,460
DATATRAK International, Inc. (a)(e)	10,000	219,500
DATATRAK International, Inc. warrants 12/23/07 (a)(e)	1,500	11,055
Moldflow Corp. (a)	57,000	892,620
Phase Forward, Inc.	386,052	3,092,277
SERENA Software, Inc. (a)	49,000	1,005,480
		9,494,476
TOTAL INFORMATION TECHNOLOGY		54,914,898
MATERIALS - 1.6%
Containers & Packaging - 0.5%
Myers Industries, Inc.	95,000	1,254,000
Metals & Mining - 1.1%
Apex Silver Mines Ltd. (a)	31,000	430,280
Goldcorp, Inc.	122,000	1,982,930
		2,413,210
TOTAL MATERIALS		3,667,210
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
FairPoint Communications, Inc.	109,000	1,787,600
UTILITIES - 0.3%
Multi-Utilities - 0.3%
CMS Energy Corp. (a)	45,000	712,800
TOTAL COMMON STOCKS (Cost $199,508,126)		219,096,112
Money Market Funds - 7.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.31% (b)	13,111,943	$ 13,111,943
Fidelity Securities Lending Cash Central Fund, 3.32% (b)(c)	3,015,200	3,015,200
TOTAL MONEY MARKET FUNDS (Cost $16,127,143)		16,127,143
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $215,635,269)		235,223,255
NET OTHER ASSETS - (3.2)%		(7,278,885)
NET ASSETS - 100%		$ 227,944,370
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $230,555 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
DATATRAK International, Inc.	12/27/04	$ 95,000
DATATRAK International, Inc. warrants 12/23/07	12/27/04	0

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Collegiate Pacific, Inc.	$ -	$ 7,098,636	$ 3,699,650	$ 29,840	$ -
TOTALS	$ -	$ 7,098,636	$ 3,699,650	$ 29,840	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2005

Assets
Investment in securities, at value (including securities loaned of $2,995,562) (cost $215,635,269) - See accompanying schedule		$ 235,223,255
Foreign currency held at value (cost $34,077)		34,045
Receivable for investments sold		3,676,503
Receivable for fund shares sold		6,892,475
Dividends receivable		4,968
Interest receivable		40,377
Prepaid expenses		23,822
Receivable from investment adviser for expense reductions		1,660
Other affiliated receivables		76
Other receivables		57,762
Total assets		245,954,943

Liabilities
Payable to custodian bank	$ 1,846
Payable for investments purchased	14,722,078
Payable for fund shares redeemed	91,405
Accrued management fee	111,204
Distribution fees payable	10,809
Other affiliated payables	33,311
Other payables and accrued expenses	24,720
Collateral on securities loaned, at value	3,015,200
Total liabilities		18,010,573

Net Assets		$ 227,944,370
Net Assets consist of:
Paid in capital		$ 205,410,038
Accumulated net investment loss		(14,971)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,961,349
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,587,954
Net Assets		$ 227,944,370

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2005

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,719,086 ÷ 364,450 shares)	$ 12.95

Maximum offering price per share (100/94.25 of $12.95)	$ 13.74
Class T: Net Asset Value and redemption price per share ($5,239,546 ÷ 405,372 shares)	$ 12.93

Maximum offering price per share (100/96.50 of $12.93)	$ 13.40
Class B: Net Asset Value and offering price per share ($2,054,739 ÷ 159,623 shares)A	$ 12.87

Class C: Net Asset Value and offering price per share ($8,372,444 ÷ 650,058 shares)A	$ 12.88

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($205,652,093 ÷ 15,842,436 shares)	$ 12.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,906,462 ÷ 146,954 shares)	$ 12.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period November 3, 2004 (commencement of operations) to July 31, 2005

Investment Income
Dividends (including $29,840 received from affiliated issuers)		$ 270,319
Interest		183,813
Security lending		1,526
Total income		455,658

Expenses
Management fee	$ 563,759
Transfer agent fees	179,370
Distribution fees	48,838
Accounting and security lending fees	35,102
Independent trustees' compensation	284
Custodian fees and expenses	16,621
Registration fees	88,279
Audit	31,530
Legal	91
Miscellaneous	185
Total expenses before reductions	964,059
Expense reductions	(73,677)	890,382
Net investment income (loss)		(434,724)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $(557,638) from affiliated issuers)	3,383,303
Foreign currency transactions	(2,201)
Total net realized gain (loss)		3,381,102
Change in net unrealized appreciation (depreciation) on: Investment securities	19,587,986
Assets and liabilities in foreign currencies	(32)
Total change in net unrealized appreciation (depreciation)		19,587,954
Net gain (loss)		22,969,056
Net increase (decrease) in net assets resulting from operations		$ 22,534,332

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period November 3, 2004 (commencement of operations) to July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (434,724)
Net realized gain (loss)	3,381,102
Change in net unrealized appreciation (depreciation)	19,587,954
Net increase (decrease) in net assets resulting from operations	22,534,332
Share transactions - net increase (decrease)	205,303,288
Redemption fees	106,750
Total increase (decrease) in net assets	227,944,370

Net Assets
Beginning of period	-
End of period (including accumulated net investment loss of $14,971)	$ 227,944,370

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	3.01
Total from investment operations	2.94
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.95
Total Return B, C, D	29.50%
Ratios to Average Net Assets G
Expenses before expense reductions	1.55% A
Expenses net of voluntary waivers, if any	1.45% A
Expenses net of all reductions	1.36% A
Net investment income (loss)	(.78)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,719
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)
Net realized and unrealized gain (loss)	3.01
Total from investment operations	2.92
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.93
Total Return B, C, D	29.30%
Ratios to Average Net Assets G
Expenses before expense reductions	1.79% A
Expenses net of voluntary waivers, if any	1.70% A
Expenses net of all reductions	1.61% A
Net investment income (loss)	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,240
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)
Net realized and unrealized gain (loss)	2.99
Total from investment operations	2.86
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.87
Total Return B, C, D	28.70%
Ratios to Average Net Assets G
Expenses before expense reductions	2.33% A
Expenses net of voluntary waivers, if any	2.20% A
Expenses net of all reductions	2.11% A
Net investment income (loss)	(1.53)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,055
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)
Net realized and unrealized gain (loss)	3.00
Total from investment operations	2.87
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.88
Total Return B, C, D	28.80%
Ratios to Average Net Assets G
Expenses before expense reductions	2.24% A
Expenses net of voluntary waivers, if any	2.17% A
Expenses net of all reductions	2.09% A
Net investment income (loss)	(1.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,372
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer--term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Year ended July 31,	2005 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)
Net realized and unrealized gain (loss)	3.01
Total from investment operations	2.97
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 12.98
Total Return B, C	29.80%
Ratios to Average Net Assets F
Expenses before expense reductions	1.16% A
Expenses net of voluntary waivers, if any	1.16% A
Expenses net of all reductions	1.08% A
Net investment income (loss)	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 205,652
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 3, 2004 (commencement of operations) to July 31, 2005.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended July 31,	2005 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)
Net realized and unrealized gain (loss)	3.00
Total from investment operations	2.96
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 12.97
Total Return B, C	29.70%
Ratios to Average Net Assets F
Expenses before expense reductions	1.20% A
Expenses net of voluntary waivers, if any	1.18% A
Expenses net of all reductions	1.10% A
Net investment income (loss)	(.51)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,906
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 3, 2004 (commencement of operations) to July 31, 2005.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

1. Significant Accounting Policies.

Fidelity Small Cap Growth Fund (the fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Small Cap Growth, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 23,649,374
Unrealized depreciation	(4,111,134)
Net unrealized appreciation (depreciation)	19,538,240
Undistributed ordinary income	2,686,931

Cost for federal income tax purposes	$ 215,685,015

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $271,874,395 and $75,735,653, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. The fund's performance adjustment will not take effect until November, 2005. Subsequent months will be added until the performance period includes 36 months. For the period, the total annualized management fee rate was .72% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 4,000	$ 1,244
Class T	.25%	.25%	10,064	2,454
Class B	.75%	.25%	9,067	8,060
Class C	.75%	.25%	25,707	11,363
			$ 48,838	$ 23,121

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,726
Class T	2,528
Class B*	1,092
Class C*	205
$ 14,551

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Small Cap Growth. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Small Cap Growth shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 5,363	.33 *
Class T	6,337	.31 *
Class B	3,035	.33 *
Class C	8,123	.32 *
Small Cap Growth	154,713	.22 *
Institutional Class	1,799	.19 *
	$ 179,370

* Annualized

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $51,594 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,836 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50% - 1.40% *	$ 1,731
Class T	1.75% - 1.65% *	1,875
Class B	2.25% - 2.15% *	1,244
Class C	2.25% - 2.15% *	1,848
Institutional Class	1.25% - 1.15% *	134
		$ 6,832

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $66,694 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $151.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	For the period November 3, 2004 (commencement of sale of shares) to July 31, 2005	For the period November 3, 2004 (commencement of sale of shares) to July 31, 2005
Class A
Shares sold	377,650	$ 4,304,515
Shares redeemed	(13,200)	(157,404)
Net increase (decrease)	364,450	$ 4,147,111
Class T
Shares sold	432,704	$ 4,904,069
Shares redeemed	(27,332)	(327,972)
Net increase (decrease)	405,372	$ 4,576,097
Class B
Shares sold	169,626	$ 1,864,130
Shares redeemed	(10,003)	(113,030)
Net increase (decrease)	159,623	$ 1,751,100
Class C
Shares sold	664,094	$ 7,429,424
Shares redeemed	(14,036)	(166,606)
Net increase (decrease)	650,058	$ 7,262,818
Small Cap Growth
Shares sold	18,162,749	$ 212,509,370
Shares redeemed	(2,320,313)	(26,565,039)
Net increase (decrease)	15,842,436	$ 185,944,331
Institutional Class
Shares sold	170,585	$ 1,883,777
Shares redeemed	(23,631)	(261,946)
Net increase (decrease)	146,954	$ 1,621,831

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 9, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Small Cap Growth (2005-present). He also serves as a Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Com-pany (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Tustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Small Cap Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

John B. McDowell (46)

Year of Election or Appointment: 2004

Vice President of Small Cap Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

James M. Harmon (34)
Year of Election or Appointment: 2005 Vice President of Small Cap Growth. He also manages other Fidelity funds, and has worked as a research analyst, portfolio assistant and portfolio manager.
Eric D. Roiter (56)

Year of Election or Appointment: 2004

Secretary of Small Cap Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2004

Assistant Secretary of Small Cap Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Small Cap Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2004

Chief Financial Officer of Small Cap Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Small Cap Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2004

Deputy Treasurer of Small Cap Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Small Cap Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Small Cap Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Small Cap Growth	9/12/05	9/09/05	$0.138

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Small Cap Growth Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index and (ii) a peer group of mutual funds deemed appropriate by the Board.

The Board also considered that, beginning November 1, 2005, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and trading. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Small Cap Growth - Class A, B, C, I, T & Retail

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Small Cap Growth
96
100
71
Fund Commenced Operations 11/3/04
Dec-04

	Dec-04
TMG %	18%
Funds/Classes	499
ASPG Quadrant	1st

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity Small Cap Growth Fund (retail class) ranked below its competitive median for the period, the total expenses of Class A ranked equal to its competitive median for the period, and the total expenses of each of Class B, Class C, Class T and Institutional Class ranked above its competitive median for the period. The Board considered that the fund launched in November 2004 and that the classes were above median because of high expenses in basis points due to their small size. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Furthermore, the Board considered that, effective June 1, 2005, FMR voluntarily agreed to reimburse each class of the fund to the extent that total operating expenses (excluding 12b-1 fees and certain other expenses) exceed 115 basis points. The Board considered that, if the voluntary expense reimbursements had been in effect in 2004, the total expenses of each of Class A, Class B and Class C would have ranked below the median and the total expenses of Institutional Class would have ranked equal to the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SCP-UANN-0905
1.803694.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Small Cap Growth

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2005

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Small Cap
Growth Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Small Cap Growth Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Advisor Small Cap Growth Fund's cumulative total return and show you what would have happened if Fidelity Advisor Small Cap Growth Fund shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Growth Fund - Class T on November 3, 2004, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jamie Harmon, Lead Portfolio Manager and Lionel Harris and Chuck Myers, Portfolio Managers of Fidelity Advisor Small Cap Growth Fund. The team assumed management of the fund on April 7, 2005.

A late-inning rally on Wall Street helped push some key U.S. equity indexes to four-year highs by the conclusion of the 12-month period ending July 31, 2005. Spurred on by bullish economic data and strong corporate earnings, investors enjoyed a stellar month of July, capping off a turbulent 12-month period for U.S. equity markets. Stock prices bounced up and down during most of the year, moving in cadence with gyrations in the price of crude oil and investors' gathering and ebbing concerns about inflation. The Federal Reserve Board raised short-term interest rates eight times during the period, also affecting overall market sentiment. Despite their fluctuations, the major equity indexes finished on a high note, with the Standard & Poor's 500SM Index and the NASDAQ Composite® Index posting gains of 14.05% and 16.51%, respectively, for the period. The small-cap Russell 2000® Index rose 24.78% and the Russell Midcap® Index jumped 28.93%, while the blue-chips' Dow Jones Industrial AverageSM advanced only 7.29%.

From its inception on November 3, 2004, through July 31, 2005, the fund's Class A, Class T, Class B and Class C shares returned 29.50%, 29.30%, 28.70% and 28.80%, respectively. By comparison, the fund's benchmark, the Russell 2000 Growth Index, rose 13.53%. The fund's strong results were driven mainly by positive stock selection in energy, health care and information technology, with sector selection in all three areas playing a lesser but still significant role. Energy names such as Quicksilver Resources and Holly Corp. benefited from continued high oil prices. Also helping was Omnicare, a provider of institutional pharmacy services to nursing homes. Omnicare gained as investors became more confident that the company's profit margins were sustainable and that an acquisition of rival NeighborCare might occur. By contrast, EVCI Career Colleges performed poorly after an earnings shortfall and disclosure of controversial management pay packages. Tempur-Pedic International, a maker of foam mattresses, fell after its widely anticipated new product offering was introduced at a lower price point than expected. Investors discounted the stock because they interpreted this move as an indication of growing competition.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Class A
Actual	$ 1,000.00	$ 1,125.10	$ 7.59
HypotheticalA	$ 1,000.00	$ 1,017.65	$ 7.20
Class T
Actual	$ 1,000.00	$ 1,124.30	$ 8.90
HypotheticalA	$ 1,000.00	$ 1,016.41	$ 8.45
Class B
Actual	$ 1,000.00	$ 1,121.10	$ 11.52
HypotheticalA	$ 1,000.00	$ 1,013.93	$ 10.94
Class C
Actual	$ 1,000.00	$ 1,121.00	$ 11.36
HypotheticalA	$ 1,000.00	$ 1,014.08	$ 10.79
Small Cap Growth
Actual	$ 1,000.00	$ 1,126.70	$ 6.06
HypotheticalA	$ 1,000.00	$ 1,019.09	$ 5.76
Institutional Class
Actual	$ 1,000.00	$ 1,126.80	$ 6.12
HypotheticalA	$ 1,000.00	$ 1,019.04	$ 5.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.44%
Class T	1.69%
Class B	2.19%
Class C	2.16%
Small Cap Growth	1.15%
Institutional Class	1.16%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Big 5 Sporting Goods Corp.	3.1	1.6
Pacific Sunwear of California, Inc.	2.2	1.8
Lionbridge Technologies, Inc.	2.2	3.0
Abaxis, Inc.	2.0	0.0
America Service Group, Inc.	2.0	0.8
Monaco Coach Corp.	2.0	0.0
Tempur-Pedic International, Inc.	2.0	0.0
Aspen Insurance Holdings Ltd.	2.0	0.0
Career Education Corp.	1.9	2.3
Fossil, Inc.	1.9	0.0
	21.3
Top Five Market Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	27.0	20.5
Information Technology	24.1	17.6
Health Care	13.3	14.5
Industrials	10.0	11.9
Energy	9.1	16.8
Asset Allocation (% of fund's net assets)
As of July 31, 2005*		As of January 31, 2005**
	Stocks 96.1%		Stocks 90.5%
	Short-Term Investments and Net Other Assets 3.9%		Short-Term Investments and Net Other Assets 9.5%
* Foreign investments	9.9%	** Foreign investments	14.8%

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 27.0%
Automobiles - 2.0%
Monaco Coach Corp.	259,400	$ 4,539,500
Diversified Consumer Services - 3.5%
Career Education Corp. (a)	112,700	4,371,633
EVCI Career Colleges, Inc. (a)	549,491	3,516,742
		7,888,375
Hotels, Restaurants & Leisure - 4.2%
CEC Entertainment, Inc. (a)	107,800	4,129,818
Ctrip.com International Ltd. sponsored ADR	30,100	1,667,691
Domino's Pizza, Inc.	68,800	1,721,376
Papa John's International, Inc. (a)	46,800	2,017,080
		9,535,965
Household Durables - 3.2%
Interface, Inc. Class A (a)	74,200	757,582
Lifetime Brands, Inc.	88,000	1,980,880
Tempur-Pedic International, Inc. (a)(d)	260,700	4,486,647
		7,225,109
Internet & Catalog Retail - 2.1%
Blue Nile, Inc. (a)(d)	56,000	1,862,560
Collegiate Pacific, Inc. (d)	251,300	2,970,366
		4,832,926
Multiline Retail - 0.8%
Tuesday Morning Corp.	51,300	1,811,403
Specialty Retail - 7.4%
Big 5 Sporting Goods Corp.	254,500	7,036,922
Finish Line, Inc. Class A	140,000	2,532,600
Genesco, Inc. (a)	63,000	2,348,010
Pacific Sunwear of California, Inc. (a)	206,000	5,024,340
		16,941,872
Textiles, Apparel & Luxury Goods - 3.8%
Fossil, Inc. (a)	180,268	4,288,576
Lakeland Industries, Inc.	23,034	371,769
Steven Madden Ltd. (a)	181,863	4,064,638
		8,724,983
TOTAL CONSUMER DISCRETIONARY		61,500,133
CONSUMER STAPLES - 1.8%
Personal Products - 1.8%
NBTY, Inc. (a)	169,500	4,101,900
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 9.1%
Energy Equipment & Services - 3.4%
AKITA Drilling Ltd. Class A (non-vtg.)	59,000	$ 804,754
Hornbeck Offshore Services, Inc. (a)	30,000	897,000
Maverick Tube Corp. (a)	88,000	2,918,960
Oil States International, Inc. (a)	55,200	1,632,816
Pason Systems, Inc.	79,600	1,566,840
		7,820,370
Oil, Gas & Consumable Fuels - 5.7%
Alberta Clipper Energy, Inc. (a)	46,363	177,977
Forest Oil Corp. (a)	34,000	1,521,840
Frontier Oil Corp.	55,000	1,541,100
Holly Corp.	59,700	2,795,154
OMI Corp.	140,000	2,524,200
Quicksilver Resources, Inc. (a)	46,250	1,959,150
Range Resources Corp.	81,000	2,473,740
		12,993,161
TOTAL ENERGY		20,813,531
FINANCIALS - 8.1%
Capital Markets - 1.0%
optionsXpress Holdings, Inc.	144,000	2,335,680
Commercial Banks - 0.6%
Cascade Bancorp	62,100	1,427,058
Insurance - 6.5%
Aspen Insurance Holdings Ltd.	157,000	4,460,370
Hilb Rogal & Hobbs Co.	90,800	3,077,212
IPC Holdings Ltd.	52,400	2,119,580
PXRE Group Ltd.	75,615	1,928,183
USI Holdings Corp. (a)	238,800	3,062,610
		14,647,955
TOTAL FINANCIALS		18,410,693
HEALTH CARE - 13.3%
Health Care Equipment & Supplies - 3.9%
Abaxis, Inc. (a)	373,300	4,658,784
Nutraceutical International Corp. (a)	84,388	1,197,466
Regeneration Technologies, Inc. (a)	417,000	3,177,540
		9,033,790
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - 9.4%
America Service Group, Inc. (a)	212,500	$ 4,585,750
American Dental Partners, Inc. (a)	46,900	1,292,564
AmSurg Corp. (a)	55,700	1,560,157
ICON PLC sponsored ADR (a)	51,500	2,016,225
Molina Healthcare, Inc. (a)	50,000	1,197,000
Omnicare, Inc.	85,500	3,941,550
Pediatrix Medical Group, Inc. (a)	39,500	3,097,590
Per-Se Technologies, Inc. (a)	46,400	1,070,448
VCA Antech, Inc. (a)	110,800	2,630,392
		21,391,676
TOTAL HEALTH CARE		30,425,466
INDUSTRIALS - 10.0%
Aerospace & Defense - 0.7%
BE Aerospace, Inc. (a)	96,000	1,682,880
Building Products - 0.3%
Quixote Corp.	30,100	611,933
Commercial Services & Supplies - 1.9%
Navigant Consulting, Inc. (a)	100,700	2,014,000
PeopleSupport, Inc.	135,000	1,294,650
The Geo Group, Inc. (a)	33,000	902,550
		4,211,200
Construction & Engineering - 0.9%
Comfort Systems USA, Inc. (a)	266,500	2,065,375
Electrical Equipment - 1.9%
C&D Technologies, Inc.	219,300	2,208,351
Genlyte Group, Inc. (a)	43,000	2,209,340
		4,417,691
Machinery - 2.3%
Freightcar America, Inc.	76,600	2,455,796
Watts Water Technologies, Inc. Class A	75,500	2,755,750
		5,211,546
Marine - 0.3%
Alexander & Baldwin, Inc.	12,700	679,196
Road & Rail - 0.7%
P.A.M. Transportation Services, Inc. (a)	91,000	1,497,860
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Trading Companies & Distributors - 1.0%
WESCO International, Inc. (a)	70,000	$ 2,384,200
TOTAL INDUSTRIALS		22,761,881
INFORMATION TECHNOLOGY - 24.1%
Communications Equipment - 2.4%
Avocent Corp. (a)	51,500	1,795,290
Harris Corp.	97,000	3,595,790
		5,391,080
Computers & Peripherals - 1.8%
Avid Technology, Inc. (a)	52,500	2,160,375
iCAD, Inc. (a)	105,300	375,921
Mobility Electronics, Inc. (a)	138,000	1,600,800
		4,137,096
Electronic Equipment & Instruments - 3.4%
Arrow Electronics, Inc. (a)	26,200	786,524
Cogent, Inc.	69,000	2,074,830
Measurement Specialties, Inc. (a)	64,200	1,624,260
ScanSource, Inc. (a)	34,500	1,646,685
Xyratex Ltd. (a)	95,000	1,591,250
		7,723,549
Internet Software & Services - 2.6%
Akamai Technologies, Inc. (a)	95,800	1,462,866
Homestore, Inc. (a)	340,000	897,600
iMergent, Inc. (a)	100,400	1,139,540
j2 Global Communications, Inc. (a)	59,900	2,402,589
		5,902,595
IT Services - 5.0%
Lionbridge Technologies, Inc. (a)	767,146	4,971,106
SI International, Inc. (a)	118,700	3,740,237
TALX Corp.	55,550	2,049,795
Tyler Technologies, Inc. (a)	79,300	629,642
		11,390,780
Office Electronics - 1.0%
Zebra Technologies Corp. Class A (a)	60,000	2,340,000
Semiconductors & Semiconductor Equipment - 3.7%
California Micro Devices Corp. (a)	89,000	582,060
Cascade Microtech, Inc.	121,861	1,630,500
Intersil Corp. Class A	104,000	2,014,480
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
O2Micro International Ltd. (a)	67,200	$ 1,153,152
Silicon Laboratories, Inc. (a)	55,000	1,609,850
Tessera Technologies, Inc. (a)	44,000	1,545,280
		8,535,322
Software - 4.2%
Blackbaud, Inc.	156,859	2,243,084
Bottomline Technologies, Inc. (a)	129,000	2,030,460
DATATRAK International, Inc. (a)(e)	10,000	219,500
DATATRAK International, Inc. warrants 12/23/07 (a)(e)	1,500	11,055
Moldflow Corp. (a)	57,000	892,620
Phase Forward, Inc.	386,052	3,092,277
SERENA Software, Inc. (a)	49,000	1,005,480
		9,494,476
TOTAL INFORMATION TECHNOLOGY		54,914,898
MATERIALS - 1.6%
Containers & Packaging - 0.5%
Myers Industries, Inc.	95,000	1,254,000
Metals & Mining - 1.1%
Apex Silver Mines Ltd. (a)	31,000	430,280
Goldcorp, Inc.	122,000	1,982,930
		2,413,210
TOTAL MATERIALS		3,667,210
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
FairPoint Communications, Inc.	109,000	1,787,600
UTILITIES - 0.3%
Multi-Utilities - 0.3%
CMS Energy Corp. (a)	45,000	712,800
TOTAL COMMON STOCKS (Cost $199,508,126)		219,096,112
Money Market Funds - 7.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.31% (b)	13,111,943	$ 13,111,943
Fidelity Securities Lending Cash Central Fund, 3.32% (b)(c)	3,015,200	3,015,200
TOTAL MONEY MARKET FUNDS (Cost $16,127,143)		16,127,143
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $215,635,269)		235,223,255
NET OTHER ASSETS - (3.2)%		(7,278,885)
NET ASSETS - 100%		$ 227,944,370
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $230,555 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
DATATRAK International, Inc.	12/27/04	$ 95,000
DATATRAK International, Inc. warrants 12/23/07	12/27/04	0

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Collegiate Pacific, Inc.	$ -	$ 7,098,636	$ 3,699,650	$ 29,840	$ -
TOTALS	$ -	$ 7,098,636	$ 3,699,650	$ 29,840	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2005

Assets
Investment in securities, at value (including securities loaned of $2,995,562) (cost $215,635,269) - See accompanying schedule		$ 235,223,255
Foreign currency held at value (cost $34,077)		34,045
Receivable for investments sold		3,676,503
Receivable for fund shares sold		6,892,475
Dividends receivable		4,968
Interest receivable		40,377
Prepaid expenses		23,822
Receivable from investment adviser for expense reductions		1,660
Other affiliated receivables		76
Other receivables		57,762
Total assets		245,954,943

Liabilities
Payable to custodian bank	$ 1,846
Payable for investments purchased	14,722,078
Payable for fund shares redeemed	91,405
Accrued management fee	111,204
Distribution fees payable	10,809
Other affiliated payables	33,311
Other payables and accrued expenses	24,720
Collateral on securities loaned, at value	3,015,200
Total liabilities		18,010,573

Net Assets		$ 227,944,370
Net Assets consist of:
Paid in capital		$ 205,410,038
Accumulated net investment loss		(14,971)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,961,349
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,587,954
Net Assets		$ 227,944,370

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2005

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,719,086 ÷ 364,450 shares)	$ 12.95

Maximum offering price per share (100/94.25 of $12.95)	$ 13.74
Class T: Net Asset Value and redemption price per share ($5,239,546 ÷ 405,372 shares)	$ 12.93

Maximum offering price per share (100/96.50 of $12.93)	$ 13.40
Class B: Net Asset Value and offering price per share ($2,054,739 ÷ 159,623 shares)A	$ 12.87

Class C: Net Asset Value and offering price per share ($8,372,444 ÷ 650,058 shares)A	$ 12.88

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($205,652,093 ÷ 15,842,436 shares)	$ 12.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,906,462 ÷ 146,954 shares)	$ 12.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period November 3, 2004 (commencement of operations) to July 31, 2005

Investment Income
Dividends (including $29,840 received from affiliated issuers)		$ 270,319
Interest		183,813
Security lending		1,526
Total income		455,658

Expenses
Management fee	$ 563,759
Transfer agent fees	179,370
Distribution fees	48,838
Accounting and security lending fees	35,102
Independent trustees' compensation	284
Custodian fees and expenses	16,621
Registration fees	88,279
Audit	31,530
Legal	91
Miscellaneous	185
Total expenses before reductions	964,059
Expense reductions	(73,677)	890,382
Net investment income (loss)		(434,724)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $(557,638) from affiliated issuers)	3,383,303
Foreign currency transactions	(2,201)
Total net realized gain (loss)		3,381,102
Change in net unrealized appreciation (depreciation) on: Investment securities	19,587,986
Assets and liabilities in foreign currencies	(32)
Total change in net unrealized appreciation (depreciation)		19,587,954
Net gain (loss)		22,969,056
Net increase (decrease) in net assets resulting from operations		$ 22,534,332

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period November 3, 2004 (commencement of operations) to July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (434,724)
Net realized gain (loss)	3,381,102
Change in net unrealized appreciation (depreciation)	19,587,954
Net increase (decrease) in net assets resulting from operations	22,534,332
Share transactions - net increase (decrease)	205,303,288
Redemption fees	106,750
Total increase (decrease) in net assets	227,944,370

Net Assets
Beginning of period	-
End of period (including accumulated net investment loss of $14,971)	$ 227,944,370

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	3.01
Total from investment operations	2.94
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.95
Total Return B, C, D	29.50%
Ratios to Average Net Assets G
Expenses before expense reductions	1.55% A
Expenses net of voluntary waivers, if any	1.45% A
Expenses net of all reductions	1.36% A
Net investment income (loss)	(.78)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,719
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)
Net realized and unrealized gain (loss)	3.01
Total from investment operations	2.92
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.93
Total Return B, C, D	29.30%
Ratios to Average Net Assets G
Expenses before expense reductions	1.79% A
Expenses net of voluntary waivers, if any	1.70% A
Expenses net of all reductions	1.61% A
Net investment income (loss)	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,240
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)
Net realized and unrealized gain (loss)	2.99
Total from investment operations	2.86
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.87
Total Return B, C, D	28.70%
Ratios to Average Net Assets G
Expenses before expense reductions	2.33% A
Expenses net of voluntary waivers, if any	2.20% A
Expenses net of all reductions	2.11% A
Net investment income (loss)	(1.53)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,055
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)
Net realized and unrealized gain (loss)	3.00
Total from investment operations	2.87
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.88
Total Return B, C, D	28.80%
Ratios to Average Net Assets G
Expenses before expense reductions	2.24% A
Expenses net of voluntary waivers, if any	2.17% A
Expenses net of all reductions	2.09% A
Net investment income (loss)	(1.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,372
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer--term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Year ended July 31,	2005 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)
Net realized and unrealized gain (loss)	3.01
Total from investment operations	2.97
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 12.98
Total Return B, C	29.80%
Ratios to Average Net Assets F
Expenses before expense reductions	1.16% A
Expenses net of voluntary waivers, if any	1.16% A
Expenses net of all reductions	1.08% A
Net investment income (loss)	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 205,652
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 3, 2004 (commencement of operations) to July 31, 2005.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended July 31,	2005 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)
Net realized and unrealized gain (loss)	3.00
Total from investment operations	2.96
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 12.97
Total Return B, C	29.70%
Ratios to Average Net Assets F
Expenses before expense reductions	1.20% A
Expenses net of voluntary waivers, if any	1.18% A
Expenses net of all reductions	1.10% A
Net investment income (loss)	(.51)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,906
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 3, 2004 (commencement of operations) to July 31, 2005.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

1. Significant Accounting Policies.

Fidelity Small Cap Growth Fund (the fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Small Cap Growth, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 23,649,374
Unrealized depreciation	(4,111,134)
Net unrealized appreciation (depreciation)	19,538,240
Undistributed ordinary income	2,686,931

Cost for federal income tax purposes	$ 215,685,015

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $271,874,395 and $75,735,653, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. The fund's performance adjustment will not take effect until November, 2005. Subsequent months will be added until the performance period includes 36 months. For the period, the total annualized management fee rate was .72% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 4,000	$ 1,244
Class T	.25%	.25%	10,064	2,454
Class B	.75%	.25%	9,067	8,060
Class C	.75%	.25%	25,707	11,363
			$ 48,838	$ 23,121

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,726
Class T	2,528
Class B*	1,092
Class C*	205
$ 14,551

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Small Cap Growth. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Small Cap Growth shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 5,363	.33 *
Class T	6,337	.31 *
Class B	3,035	.33 *
Class C	8,123	.32 *
Small Cap Growth	154,713	.22 *
Institutional Class	1,799	.19 *
	$ 179,370

* Annualized

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $51,594 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,836 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50% - 1.40% *	$ 1,731
Class T	1.75% - 1.65% *	1,875
Class B	2.25% - 2.15% *	1,244
Class C	2.25% - 2.15% *	1,848
Institutional Class	1.25% - 1.15% *	134
		$ 6,832

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $66,694 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $151.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	For the period November 3, 2004 (commencement of sale of shares) to July 31, 2005	For the period November 3, 2004 (commencement of sale of shares) to July 31, 2005
Class A
Shares sold	377,650	$ 4,304,515
Shares redeemed	(13,200)	(157,404)
Net increase (decrease)	364,450	$ 4,147,111
Class T
Shares sold	432,704	$ 4,904,069
Shares redeemed	(27,332)	(327,972)
Net increase (decrease)	405,372	$ 4,576,097
Class B
Shares sold	169,626	$ 1,864,130
Shares redeemed	(10,003)	(113,030)
Net increase (decrease)	159,623	$ 1,751,100
Class C
Shares sold	664,094	$ 7,429,424
Shares redeemed	(14,036)	(166,606)
Net increase (decrease)	650,058	$ 7,262,818
Small Cap Growth
Shares sold	18,162,749	$ 212,509,370
Shares redeemed	(2,320,313)	(26,565,039)
Net increase (decrease)	15,842,436	$ 185,944,331
Institutional Class
Shares sold	170,585	$ 1,883,777
Shares redeemed	(23,631)	(261,946)
Net increase (decrease)	146,954	$ 1,621,831

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 9, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as a Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Com-pany (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Tustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Tech-nologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

James M. Harmon (34)
Year of Election or Appointment: 2005 Vice President of the fund. He also manages other Fidelity funds, and has worked as a research analyst, portfolio assistant and portfolio manager.
Eric D. Roiter (56)

Year of Election or Appointment: 2004

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2004

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2004

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Small Cap Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	9/12/05	09/09/05	$0.128

Class T	9/12/05	09/09/05	$0.115

Class B	9/12/05	09/09/05	$0.088

Class C	9/12/05	09/09/05	$0.101

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index and (ii) a peer group of mutual funds deemed appropriate by the Board.

The Board also considered that, beginning November 1, 2005, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity Small Cap Growth Fund (retail class) ranked below its competitive median for the period, the total expenses of Class A ranked equal to its competitive median for the period, and the total expenses of each of Class B, Class C, Class T and Institutional Class ranked above its competitive median for the period. The Board considered that the fund launched in November 2004 and that the classes were above median because of high expenses in basis points due to their small size. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Furthermore, the Board considered that, effective June 1, 2005, FMR voluntarily agreed to reimburse each class of the fund to the extent that total operating expenses (excluding 12b-1 fees and certain other expenses) exceed 115 basis points. The Board considered that, if the voluntary expense reimbursements had been in effect in 2004, the total expenses of each of Class A, Class B and Class C would have ranked below the median and the total expenses of Institutional Class would have ranked equal to the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCP-UANN-0905
1.803713.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Small Cap Growth

Fund - Institutional Class

Annual Report

July 31, 2005

Institutional Class
is a class of Fidelity®
Small Cap Growth
Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Small Cap Growth Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Advisor Small Cap Growth Fund's cumulative total return and show you what would have happened if Fidelity Advisor Small Cap Growth Fund shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Growth Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jamie Harmon, Lead Portfolio Manager and Lionel Harris and Chuck Myers, Portfolio Managers of Fidelity Advisor Small Cap Growth Fund. The team assumed management of the fund on April 7, 2005.

A late-inning rally on Wall Street helped push some key U.S. equity indexes to four-year highs by the conclusion of the 12-month period ending July 31, 2005. Spurred on by bullish economic data and strong corporate earnings, investors enjoyed a stellar month of July, capping off a turbulent 12-month period for U.S. equity markets. Stock prices bounced up and down during most of the year, moving in cadence with gyrations in the price of crude oil and investors' gathering and ebbing concerns about inflation. The Federal Reserve Board raised short-term interest rates eight times during the period, also affecting overall market sentiment. Despite their fluctuations, the major equity indexes finished on a high note, with the Standard & Poor's 500SM Index and the NASDAQ Composite® Index posting gains of 14.05% and 16.51%, respectively, for the period. The small-cap Russell 2000® Index rose 24.78% and the Russell Midcap® Index jumped 28.93%, while the blue-chips' Dow Jones Industrial AverageSM advanced only 7.29%.

From its inception on November 3, 2004, through July 31, 2005, the fund's Institutional Class shares returned 29.70%. By comparison, the fund's benchmark, the Russell 2000 Growth Index, rose 13.53%. The fund's strong results were driven mainly by positive stock selection in energy, health care and information technology, with sector selection in all three areas playing a lesser but still significant role. Energy names such as Quicksilver Resources and Holly Corp. benefited from continued high oil prices. Also helping was Omnicare, a provider of institutional pharmacy services to nursing homes. Omnicare gained as investors became more confident that the company's profit margins were sustainable and that an acquisition of rival NeighborCare might occur. By contrast, EVCI Career Colleges performed poorly after an earnings shortfall and disclosure of controversial management pay packages. Tempur-Pedic International, a maker of foam mattresses, fell after its widely anticipated new product offering was introduced at a lower price point than expected. Investors discounted the stock because they interpreted this move as an indication of growing competition.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Class A
Actual	$ 1,000.00	$ 1,125.10	$ 7.59
HypotheticalA	$ 1,000.00	$ 1,017.65	$ 7.20
Class T
Actual	$ 1,000.00	$ 1,124.30	$ 8.90
HypotheticalA	$ 1,000.00	$ 1,016.41	$ 8.45
Class B
Actual	$ 1,000.00	$ 1,121.10	$ 11.52
HypotheticalA	$ 1,000.00	$ 1,013.93	$ 10.94
Class C
Actual	$ 1,000.00	$ 1,121.00	$ 11.36
HypotheticalA	$ 1,000.00	$ 1,014.08	$ 10.79
Small Cap Growth
Actual	$ 1,000.00	$ 1,126.70	$ 6.06
HypotheticalA	$ 1,000.00	$ 1,019.09	$ 5.76
Institutional Class
Actual	$ 1,000.00	$ 1,126.80	$ 6.12
HypotheticalA	$ 1,000.00	$ 1,019.04	$ 5.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.44%
Class T	1.69%
Class B	2.19%
Class C	2.16%
Small Cap Growth	1.15%
Institutional Class	1.16%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Big 5 Sporting Goods Corp.	3.1	1.6
Pacific Sunwear of California, Inc.	2.2	1.8
Lionbridge Technologies, Inc.	2.2	3.0
Abaxis, Inc.	2.0	0.0
America Service Group, Inc.	2.0	0.8
Monaco Coach Corp.	2.0	0.0
Tempur-Pedic International, Inc.	2.0	0.0
Aspen Insurance Holdings Ltd.	2.0	0.0
Career Education Corp.	1.9	2.3
Fossil, Inc.	1.9	0.0
	21.3
Top Five Market Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	27.0	20.5
Information Technology	24.1	17.6
Health Care	13.3	14.5
Industrials	10.0	11.9
Energy	9.1	16.8
Asset Allocation (% of fund's net assets)
As of July 31, 2005*		As of January 31, 2005**
	Stocks 96.1%		Stocks 90.5%
	Short-Term Investments and Net Other Assets 3.9%		Short-Term Investments and Net Other Assets 9.5%
* Foreign investments	9.9%	** Foreign investments	14.8%

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 27.0%
Automobiles - 2.0%
Monaco Coach Corp.	259,400	$ 4,539,500
Diversified Consumer Services - 3.5%
Career Education Corp. (a)	112,700	4,371,633
EVCI Career Colleges, Inc. (a)	549,491	3,516,742
		7,888,375
Hotels, Restaurants & Leisure - 4.2%
CEC Entertainment, Inc. (a)	107,800	4,129,818
Ctrip.com International Ltd. sponsored ADR	30,100	1,667,691
Domino's Pizza, Inc.	68,800	1,721,376
Papa John's International, Inc. (a)	46,800	2,017,080
		9,535,965
Household Durables - 3.2%
Interface, Inc. Class A (a)	74,200	757,582
Lifetime Brands, Inc.	88,000	1,980,880
Tempur-Pedic International, Inc. (a)(d)	260,700	4,486,647
		7,225,109
Internet & Catalog Retail - 2.1%
Blue Nile, Inc. (a)(d)	56,000	1,862,560
Collegiate Pacific, Inc. (d)	251,300	2,970,366
		4,832,926
Multiline Retail - 0.8%
Tuesday Morning Corp.	51,300	1,811,403
Specialty Retail - 7.4%
Big 5 Sporting Goods Corp.	254,500	7,036,922
Finish Line, Inc. Class A	140,000	2,532,600
Genesco, Inc. (a)	63,000	2,348,010
Pacific Sunwear of California, Inc. (a)	206,000	5,024,340
		16,941,872
Textiles, Apparel & Luxury Goods - 3.8%
Fossil, Inc. (a)	180,268	4,288,576
Lakeland Industries, Inc.	23,034	371,769
Steven Madden Ltd. (a)	181,863	4,064,638
		8,724,983
TOTAL CONSUMER DISCRETIONARY		61,500,133
CONSUMER STAPLES - 1.8%
Personal Products - 1.8%
NBTY, Inc. (a)	169,500	4,101,900
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 9.1%
Energy Equipment & Services - 3.4%
AKITA Drilling Ltd. Class A (non-vtg.)	59,000	$ 804,754
Hornbeck Offshore Services, Inc. (a)	30,000	897,000
Maverick Tube Corp. (a)	88,000	2,918,960
Oil States International, Inc. (a)	55,200	1,632,816
Pason Systems, Inc.	79,600	1,566,840
		7,820,370
Oil, Gas & Consumable Fuels - 5.7%
Alberta Clipper Energy, Inc. (a)	46,363	177,977
Forest Oil Corp. (a)	34,000	1,521,840
Frontier Oil Corp.	55,000	1,541,100
Holly Corp.	59,700	2,795,154
OMI Corp.	140,000	2,524,200
Quicksilver Resources, Inc. (a)	46,250	1,959,150
Range Resources Corp.	81,000	2,473,740
		12,993,161
TOTAL ENERGY		20,813,531
FINANCIALS - 8.1%
Capital Markets - 1.0%
optionsXpress Holdings, Inc.	144,000	2,335,680
Commercial Banks - 0.6%
Cascade Bancorp	62,100	1,427,058
Insurance - 6.5%
Aspen Insurance Holdings Ltd.	157,000	4,460,370
Hilb Rogal & Hobbs Co.	90,800	3,077,212
IPC Holdings Ltd.	52,400	2,119,580
PXRE Group Ltd.	75,615	1,928,183
USI Holdings Corp. (a)	238,800	3,062,610
		14,647,955
TOTAL FINANCIALS		18,410,693
HEALTH CARE - 13.3%
Health Care Equipment & Supplies - 3.9%
Abaxis, Inc. (a)	373,300	4,658,784
Nutraceutical International Corp. (a)	84,388	1,197,466
Regeneration Technologies, Inc. (a)	417,000	3,177,540
		9,033,790
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - 9.4%
America Service Group, Inc. (a)	212,500	$ 4,585,750
American Dental Partners, Inc. (a)	46,900	1,292,564
AmSurg Corp. (a)	55,700	1,560,157
ICON PLC sponsored ADR (a)	51,500	2,016,225
Molina Healthcare, Inc. (a)	50,000	1,197,000
Omnicare, Inc.	85,500	3,941,550
Pediatrix Medical Group, Inc. (a)	39,500	3,097,590
Per-Se Technologies, Inc. (a)	46,400	1,070,448
VCA Antech, Inc. (a)	110,800	2,630,392
		21,391,676
TOTAL HEALTH CARE		30,425,466
INDUSTRIALS - 10.0%
Aerospace & Defense - 0.7%
BE Aerospace, Inc. (a)	96,000	1,682,880
Building Products - 0.3%
Quixote Corp.	30,100	611,933
Commercial Services & Supplies - 1.9%
Navigant Consulting, Inc. (a)	100,700	2,014,000
PeopleSupport, Inc.	135,000	1,294,650
The Geo Group, Inc. (a)	33,000	902,550
		4,211,200
Construction & Engineering - 0.9%
Comfort Systems USA, Inc. (a)	266,500	2,065,375
Electrical Equipment - 1.9%
C&D Technologies, Inc.	219,300	2,208,351
Genlyte Group, Inc. (a)	43,000	2,209,340
		4,417,691
Machinery - 2.3%
Freightcar America, Inc.	76,600	2,455,796
Watts Water Technologies, Inc. Class A	75,500	2,755,750
		5,211,546
Marine - 0.3%
Alexander & Baldwin, Inc.	12,700	679,196
Road & Rail - 0.7%
P.A.M. Transportation Services, Inc. (a)	91,000	1,497,860
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Trading Companies & Distributors - 1.0%
WESCO International, Inc. (a)	70,000	$ 2,384,200
TOTAL INDUSTRIALS		22,761,881
INFORMATION TECHNOLOGY - 24.1%
Communications Equipment - 2.4%
Avocent Corp. (a)	51,500	1,795,290
Harris Corp.	97,000	3,595,790
		5,391,080
Computers & Peripherals - 1.8%
Avid Technology, Inc. (a)	52,500	2,160,375
iCAD, Inc. (a)	105,300	375,921
Mobility Electronics, Inc. (a)	138,000	1,600,800
		4,137,096
Electronic Equipment & Instruments - 3.4%
Arrow Electronics, Inc. (a)	26,200	786,524
Cogent, Inc.	69,000	2,074,830
Measurement Specialties, Inc. (a)	64,200	1,624,260
ScanSource, Inc. (a)	34,500	1,646,685
Xyratex Ltd. (a)	95,000	1,591,250
		7,723,549
Internet Software & Services - 2.6%
Akamai Technologies, Inc. (a)	95,800	1,462,866
Homestore, Inc. (a)	340,000	897,600
iMergent, Inc. (a)	100,400	1,139,540
j2 Global Communications, Inc. (a)	59,900	2,402,589
		5,902,595
IT Services - 5.0%
Lionbridge Technologies, Inc. (a)	767,146	4,971,106
SI International, Inc. (a)	118,700	3,740,237
TALX Corp.	55,550	2,049,795
Tyler Technologies, Inc. (a)	79,300	629,642
		11,390,780
Office Electronics - 1.0%
Zebra Technologies Corp. Class A (a)	60,000	2,340,000
Semiconductors & Semiconductor Equipment - 3.7%
California Micro Devices Corp. (a)	89,000	582,060
Cascade Microtech, Inc.	121,861	1,630,500
Intersil Corp. Class A	104,000	2,014,480
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
O2Micro International Ltd. (a)	67,200	$ 1,153,152
Silicon Laboratories, Inc. (a)	55,000	1,609,850
Tessera Technologies, Inc. (a)	44,000	1,545,280
		8,535,322
Software - 4.2%
Blackbaud, Inc.	156,859	2,243,084
Bottomline Technologies, Inc. (a)	129,000	2,030,460
DATATRAK International, Inc. (a)(e)	10,000	219,500
DATATRAK International, Inc. warrants 12/23/07 (a)(e)	1,500	11,055
Moldflow Corp. (a)	57,000	892,620
Phase Forward, Inc.	386,052	3,092,277
SERENA Software, Inc. (a)	49,000	1,005,480
		9,494,476
TOTAL INFORMATION TECHNOLOGY		54,914,898
MATERIALS - 1.6%
Containers & Packaging - 0.5%
Myers Industries, Inc.	95,000	1,254,000
Metals & Mining - 1.1%
Apex Silver Mines Ltd. (a)	31,000	430,280
Goldcorp, Inc.	122,000	1,982,930
		2,413,210
TOTAL MATERIALS		3,667,210
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
FairPoint Communications, Inc.	109,000	1,787,600
UTILITIES - 0.3%
Multi-Utilities - 0.3%
CMS Energy Corp. (a)	45,000	712,800
TOTAL COMMON STOCKS (Cost $199,508,126)		219,096,112
Money Market Funds - 7.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.31% (b)	13,111,943	$ 13,111,943
Fidelity Securities Lending Cash Central Fund, 3.32% (b)(c)	3,015,200	3,015,200
TOTAL MONEY MARKET FUNDS (Cost $16,127,143)		16,127,143
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $215,635,269)		235,223,255
NET OTHER ASSETS - (3.2)%		(7,278,885)
NET ASSETS - 100%		$ 227,944,370
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $230,555 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
DATATRAK International, Inc.	12/27/04	$ 95,000
DATATRAK International, Inc. warrants 12/23/07	12/27/04	0

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Collegiate Pacific, Inc.	$ -	$ 7,098,636	$ 3,699,650	$ 29,840	$ -
TOTALS	$ -	$ 7,098,636	$ 3,699,650	$ 29,840	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2005

Assets
Investment in securities, at value (including securities loaned of $2,995,562) (cost $215,635,269) - See accompanying schedule		$ 235,223,255
Foreign currency held at value (cost $34,077)		34,045
Receivable for investments sold		3,676,503
Receivable for fund shares sold		6,892,475
Dividends receivable		4,968
Interest receivable		40,377
Prepaid expenses		23,822
Receivable from investment adviser for expense reductions		1,660
Other affiliated receivables		76
Other receivables		57,762
Total assets		245,954,943

Liabilities
Payable to custodian bank	$ 1,846
Payable for investments purchased	14,722,078
Payable for fund shares redeemed	91,405
Accrued management fee	111,204
Distribution fees payable	10,809
Other affiliated payables	33,311
Other payables and accrued expenses	24,720
Collateral on securities loaned, at value	3,015,200
Total liabilities		18,010,573

Net Assets		$ 227,944,370
Net Assets consist of:
Paid in capital		$ 205,410,038
Accumulated net investment loss		(14,971)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,961,349
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,587,954
Net Assets		$ 227,944,370

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2005

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,719,086 ÷ 364,450 shares)	$ 12.95

Maximum offering price per share (100/94.25 of $12.95)	$ 13.74
Class T: Net Asset Value and redemption price per share ($5,239,546 ÷ 405,372 shares)	$ 12.93

Maximum offering price per share (100/96.50 of $12.93)	$ 13.40
Class B: Net Asset Value and offering price per share ($2,054,739 ÷ 159,623 shares)A	$ 12.87

Class C: Net Asset Value and offering price per share ($8,372,444 ÷ 650,058 shares)A	$ 12.88

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($205,652,093 ÷ 15,842,436 shares)	$ 12.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,906,462 ÷ 146,954 shares)	$ 12.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period November 3, 2004 (commencement of operations) to July 31, 2005

Investment Income
Dividends (including $29,840 received from affiliated issuers)		$ 270,319
Interest		183,813
Security lending		1,526
Total income		455,658

Expenses
Management fee	$ 563,759
Transfer agent fees	179,370
Distribution fees	48,838
Accounting and security lending fees	35,102
Independent trustees' compensation	284
Custodian fees and expenses	16,621
Registration fees	88,279
Audit	31,530
Legal	91
Miscellaneous	185
Total expenses before reductions	964,059
Expense reductions	(73,677)	890,382
Net investment income (loss)		(434,724)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $(557,638) from affiliated issuers)	3,383,303
Foreign currency transactions	(2,201)
Total net realized gain (loss)		3,381,102
Change in net unrealized appreciation (depreciation) on: Investment securities	19,587,986
Assets and liabilities in foreign currencies	(32)
Total change in net unrealized appreciation (depreciation)		19,587,954
Net gain (loss)		22,969,056
Net increase (decrease) in net assets resulting from operations		$ 22,534,332

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period November 3, 2004 (commencement of operations) to July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (434,724)
Net realized gain (loss)	3,381,102
Change in net unrealized appreciation (depreciation)	19,587,954
Net increase (decrease) in net assets resulting from operations	22,534,332
Share transactions - net increase (decrease)	205,303,288
Redemption fees	106,750
Total increase (decrease) in net assets	227,944,370

Net Assets
Beginning of period	-
End of period (including accumulated net investment loss of $14,971)	$ 227,944,370

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	3.01
Total from investment operations	2.94
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.95
Total Return B, C, D	29.50%
Ratios to Average Net Assets G
Expenses before expense reductions	1.55% A
Expenses net of voluntary waivers, if any	1.45% A
Expenses net of all reductions	1.36% A
Net investment income (loss)	(.78)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,719
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)
Net realized and unrealized gain (loss)	3.01
Total from investment operations	2.92
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.93
Total Return B, C, D	29.30%
Ratios to Average Net Assets G
Expenses before expense reductions	1.79% A
Expenses net of voluntary waivers, if any	1.70% A
Expenses net of all reductions	1.61% A
Net investment income (loss)	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,240
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)
Net realized and unrealized gain (loss)	2.99
Total from investment operations	2.86
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.87
Total Return B, C, D	28.70%
Ratios to Average Net Assets G
Expenses before expense reductions	2.33% A
Expenses net of voluntary waivers, if any	2.20% A
Expenses net of all reductions	2.11% A
Net investment income (loss)	(1.53)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,055
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)
Net realized and unrealized gain (loss)	3.00
Total from investment operations	2.87
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.88
Total Return B, C, D	28.80%
Ratios to Average Net Assets G
Expenses before expense reductions	2.24% A
Expenses net of voluntary waivers, if any	2.17% A
Expenses net of all reductions	2.09% A
Net investment income (loss)	(1.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,372
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer--term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Year ended July 31,	2005 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)
Net realized and unrealized gain (loss)	3.01
Total from investment operations	2.97
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 12.98
Total Return B, C	29.80%
Ratios to Average Net Assets F
Expenses before expense reductions	1.16% A
Expenses net of voluntary waivers, if any	1.16% A
Expenses net of all reductions	1.08% A
Net investment income (loss)	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 205,652
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 3, 2004 (commencement of operations) to July 31, 2005.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended July 31,	2005 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)
Net realized and unrealized gain (loss)	3.00
Total from investment operations	2.96
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 12.97
Total Return B, C	29.70%
Ratios to Average Net Assets F
Expenses before expense reductions	1.20% A
Expenses net of voluntary waivers, if any	1.18% A
Expenses net of all reductions	1.10% A
Net investment income (loss)	(.51)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,906
Portfolio turnover rate	93% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 3, 2004 (commencement of operations) to July 31, 2005.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

1. Significant Accounting Policies.

Fidelity Small Cap Growth Fund (the fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Small Cap Growth, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 23,649,374
Unrealized depreciation	(4,111,134)
Net unrealized appreciation (depreciation)	19,538,240
Undistributed ordinary income	2,686,931

Cost for federal income tax purposes	$ 215,685,015

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $271,874,395 and $75,735,653, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. The fund's performance adjustment will not take effect until November, 2005. Subsequent months will be added until the performance period includes 36 months. For the period, the total annualized management fee rate was .72% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 4,000	$ 1,244
Class T	.25%	.25%	10,064	2,454
Class B	.75%	.25%	9,067	8,060
Class C	.75%	.25%	25,707	11,363
			$ 48,838	$ 23,121

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,726
Class T	2,528
Class B*	1,092
Class C*	205
$ 14,551

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Small Cap Growth. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Small Cap Growth shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 5,363	.33 *
Class T	6,337	.31 *
Class B	3,035	.33 *
Class C	8,123	.32 *
Small Cap Growth	154,713	.22 *
Institutional Class	1,799	.19 *
	$ 179,370

* Annualized

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $51,594 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,836 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50% - 1.40% *	$ 1,731
Class T	1.75% - 1.65% *	1,875
Class B	2.25% - 2.15% *	1,244
Class C	2.25% - 2.15% *	1,848
Institutional Class	1.25% - 1.15% *	134
		$ 6,832

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $66,694 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $151.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	For the period November 3, 2004 (commencement of sale of shares) to July 31, 2005	For the period November 3, 2004 (commencement of sale of shares) to July 31, 2005
Class A
Shares sold	377,650	$ 4,304,515
Shares redeemed	(13,200)	(157,404)
Net increase (decrease)	364,450	$ 4,147,111
Class T
Shares sold	432,704	$ 4,904,069
Shares redeemed	(27,332)	(327,972)
Net increase (decrease)	405,372	$ 4,576,097
Class B
Shares sold	169,626	$ 1,864,130
Shares redeemed	(10,003)	(113,030)
Net increase (decrease)	159,623	$ 1,751,100
Class C
Shares sold	664,094	$ 7,429,424
Shares redeemed	(14,036)	(166,606)
Net increase (decrease)	650,058	$ 7,262,818
Small Cap Growth
Shares sold	18,162,749	$ 212,509,370
Shares redeemed	(2,320,313)	(26,565,039)
Net increase (decrease)	15,842,436	$ 185,944,331
Institutional Class
Shares sold	170,585	$ 1,883,777
Shares redeemed	(23,631)	(261,946)
Net increase (decrease)	146,954	$ 1,621,831

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 9, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as a Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Com-pany (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Tustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Tech-nologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

James M. Harmon (34)
Year of Election or Appointment: 2005 Vice President of the fund. He also manages other Fidelity funds, and has worked as a research analyst, portfolio assistant and portfolio manager.
Eric D. Roiter (56)

Year of Election or Appointment: 2004

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2004

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2004

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Small Cap Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	09/12/2005	09/09/2005	$0.135

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index and (ii) a peer group of mutual funds deemed appropriate by the Board.

The Board also considered that, beginning November 1, 2005, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity Small Cap Growth Fund (retail class) ranked below its competitive median for the period, the total expenses of Class A ranked equal to its competitive median for the period, and the total expenses of each of Class B, Class C, Class T and Institutional Class ranked above its competitive median for the period. The Board considered that the fund launched in November 2004 and that the classes were above median because of high expenses in basis points due to their small size. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Furthermore, the Board considered that, effective June 1, 2005, FMR voluntarily agreed to reimburse each class of the fund to the extent that total operating expenses (excluding 12b-1 fees and certain other expenses) exceed 115 basis points. The Board considered that, if the voluntary expense reimbursements had been in effect in 2004, the total expenses of each of Class A, Class B and Class C would have ranked below the median and the total expenses of Institutional Class would have ranked equal to the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCPI-UANN-0905
1.803721.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Small Cap Value

Fund

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Summary	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Small Cap Value's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Small Cap Value's cumulative total return and show you what would have happened if Small Cap Value shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Small Cap Value on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Katherine Lieberman, Portfolio Manager of Fidelity® Small Cap Value Fund

A late-inning rally on Wall Street helped push some key U.S. equity indexes to four-year highs by the conclusion of the 12-month period ending July 31, 2005. Spurred on by bullish economic data and strong corporate earnings, investors enjoyed a stellar month of July, capping off a turbulent 12-month period for U.S. equity markets. Stock prices bounced up and down during most of the year, moving in cadence with gyrations in the price of crude oil and investors' gathering and ebbing concerns about inflation. The Federal Reserve Board raised short-term interest rates eight times during the period, also affecting overall market sentiment. Despite their fluctuations, the major equity indexes finished on a high note, with the Standard & Poor's 500SM Index and the NASDAQ Composite® Index posting gains of 14.05% and 16.51%, respectively, for the period. The small-cap Russell 2000® Index rose 24.78% and the Russell Midcap® Index jumped 28.93%, while the blue-chips' Dow Jones Industrial AverageSM advanced only 7.29%.

Small Cap Value was up 28.36% from its inception on November 3, 2004, through July 31, 2005, solidly outperforming the 16.66% return for the Russell 2000 Value Index during the same period. Favorable individual stock selection within a number of sectors as well as an overweighting in the energy sector made the biggest contributions to the fund's performance relative to its index. The fund also was helped by its holdings in late-cycle, construction-related stocks. Energy stocks such as exploration and production (E&P) companies benefited from high oil prices and increased production volumes, while energy services companies benefited from increased demand. Among the fund's top performers were E&P company Quicksilver Resources and energy services company Oil States International, while late-cycle construction company WESCO International was a notable absolute contributor. RC2 Corp., which makes learning toys, and designer denim company True Religion Apparel also boosted the fund's performance in absolute terms and relative to the sector index. I sold True Religion to lock in profits. In terms of disappointments, fashion-related stocks Innovo Group and Deckers Outdoor Corporation held back the fund's overall returns. Another specialty retailer, Cost Plus, was a meaningful detractor as well. Elsewhere, scant exposure to strong-performing utilities stocks further dampened the fund's relative return.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Class A
Actual	$ 1,000.00	$ 1,154.20	$ 7.64
HypotheticalA	$ 1,000.00	$ 1,017.70	$ 7.15
Class T
Actual	$ 1,000.00	$ 1,151.40	$ 8.91
HypotheticalA	$ 1,000.00	$ 1,016.51	$ 8.35
Class B
Actual	$ 1,000.00	$ 1,148.90	$ 11.62
HypotheticalA	$ 1,000.00	$ 1,013.98	$ 10.89
Class C
Actual	$ 1,000.00	$ 1,149.80	$ 11.51
HypotheticalA	$ 1,000.00	$ 1,014.08	$ 10.79
Small Cap Value
Actual	$ 1,000.00	$ 1,155.90	$ 5.51
HypotheticalA	$ 1,000.00	$ 1,019.69	$ 5.16
Institutional Class
Actual	$ 1,000.00	$ 1,155.90	$ 5.56
HypotheticalA	$ 1,000.00	$ 1,019.64	$ 5.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.43%
Class T	1.67%
Class B	2.18%
Class C	2.16%
Small Cap Value	1.03%
Institutional Class	1.04%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
RC2 Corp.	3.3	4.9
Maverick Tube Corp.	2.8	1.0
WESCO International, Inc.	2.2	0.4
Compass Minerals International, Inc.	2.1	0.0
Comstock Resources, Inc.	1.6	0.0
Pioneer Companies, Inc.	1.6	1.3
Steven Madden Ltd.	1.6	2.3
USI Holdings Corp.	1.6	1.3
Park-Ohio Holdings Corp.	1.6	1.2
Carlisle Companies, Inc.	1.4	0.7
	19.8
Top Five Market Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	20.6	28.4
Financials	18.7	20.7
Industrials	18.2	11.9
Energy	15.0	17.6
Information Technology	7.0	4.0
Asset Allocation (% of fund's net assets)
As of July 31, 2005 *		As of January 31, 2005 **
	Stocks 91.5%		Stocks 92.1%
	Bonds 0.8%		Bonds 0.0%
	Short-Term Investments and Net Other Assets 7.7%		Short-Term Investments and Net Other Assets 7.9%
* Foreign investments	10.8%	** Foreign investments	12.0%

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 91.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 20.5%
Auto Components - 0.5%
Spartan Motors, Inc.	293,410	$ 3,438,765
Automobiles - 0.8%
Monaco Coach Corp.	199,200	3,486,000
National R.V. Holdings, Inc. (a)	167,700	1,282,905
		4,768,905
Diversified Consumer Services - 0.8%
Steiner Leisure Ltd. (a)	142,030	4,908,557
Hotels, Restaurants & Leisure - 1.7%
AFC Enterprises, Inc.	130,000	1,779,700
Applebee's International, Inc.	110,000	2,916,100
Kerzner International Ltd. (a)	39,470	2,358,333
La Quinta Corp. unit (a)	211,300	1,901,700
Steak n Shake Co. (a)	70,000	1,515,500
		10,471,333
Household Durables - 1.7%
Department 56, Inc. (a)	248,000	3,119,840
Interface, Inc. Class A (a)	293,190	2,993,470
Jarden Corp. (a)	112,500	4,315,500
		10,428,810
Leisure Equipment & Products - 4.9%
Marine Products Corp.	138,530	1,953,273
MarineMax, Inc. (a)	178,200	5,926,932
Mega Bloks, Inc. (a)	129,200	2,694,063
RC2 Corp. (a)	500,000	20,404,994
		30,979,262
Media - 1.1%
Emmis Communications Corp. Class A (a)(d)	129,100	2,650,423
Harris Interactive, Inc. (a)	345,900	1,393,977
Thomas Nelson, Inc.	115,000	2,626,600
		6,671,000
Multiline Retail - 0.9%
Tuesday Morning Corp.	162,300	5,730,813
Specialty Retail - 4.9%
Cost Plus, Inc. (a)	265,630	5,984,644
Genesco, Inc. (a)	87,990	3,279,387
Kirkland's, Inc. (a)	348,306	2,873,525
La Senza Corp. (sub. vtg.)	44,100	662,752
Le Chateau, Inc. Class A (sub. vtg.)	32,500	1,267,509
Monro Muffler Brake, Inc.	70,500	2,037,450
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Pacific Sunwear of California, Inc. (a)	321,000	$ 7,829,190
Peacock Group PLC	300,000	1,384,071
Sonic Automotive, Inc. Class A (sub. vtg.)	219,800	5,121,340
		30,439,868
Textiles, Apparel & Luxury Goods - 3.2%
Innovo Group, Inc. (a)(e)	1,696,580	3,902,134
Oxford Industries, Inc.	131,560	6,184,636
Steven Madden Ltd. (a)	450,110	10,059,959
		20,146,729
TOTAL CONSUMER DISCRETIONARY		127,984,042
CONSUMER STAPLES - 1.3%
Food Products - 1.3%
Delta & Pine Land Co.	55,000	1,471,250
Diamond Foods, Inc.	70,600	1,563,790
Green Mountain Coffee Roasters, Inc. (a)	40,580	1,422,329
Poore Brothers, Inc. (a)	776,790	3,806,271
		8,263,640
ENERGY - 15.0%
Energy Equipment & Services - 7.2%
Hornbeck Offshore Services, Inc. (a)	240,000	7,176,000
Maverick Tube Corp. (a)	520,620	17,268,965
NS Group, Inc. (a)	210,000	8,914,500
Oil States International, Inc. (a)	245,360	7,257,749
Pason Systems, Inc.	225,300	4,434,786
		45,052,000
Oil, Gas & Consumable Fuels - 7.8%
Alon USA Energy, Inc.	3,300	58,575
Comstock Resources, Inc. (a)	368,700	10,209,303
Denbury Resources, Inc. (a)	30,590	1,431,612
Encore Acquisition Co. (a)	96,120	3,031,625
Gastar Exploration Ltd. (a)	850,000	2,291,012
Gastar Exploration Ltd. (a)(g)	1,509,607	3,661,970
Holly Corp.	140,000	6,554,800
KCS Energy, Inc. (a)	100,000	1,964,000
Penn Virginia Corp.	45,670	2,463,897
Petroleum Development Corp. (a)	81,700	3,058,848
Plains Exploration & Production Co. (a)	105,000	4,047,750
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Quicksilver Resources, Inc. (a)	161,850	$ 6,855,966
Range Resources Corp.	62,150	1,898,061
Top Tankers, Inc.	68,300	1,047,729
		48,575,148
TOTAL ENERGY		93,627,148
FINANCIALS - 18.7%
Capital Markets - 0.2%
Affiliated Managers Group, Inc. (a)	16,000	1,140,800
Commercial Banks - 3.9%
Cathay General Bancorp	50,120	1,781,265
Center Financial Corp., California	186,160	4,756,388
Hanmi Financial Corp.	175,040	3,325,760
Nara Bancorp, Inc.	82,650	1,284,381
Preferred Bank, Los Angeles California	135,000	5,667,300
Texas Capital Bancshares, Inc. (a)	108,200	2,555,684
Wintrust Financial Corp.	90,260	4,840,644
		24,211,422
Diversified Financial Services - 1.8%
Marlin Business Services Corp. (a)	354,509	7,887,825
Nasdaq Stock Market, Inc. (a)	160,000	3,624,000
		11,511,825
Insurance - 7.7%
Arch Capital Group Ltd. (a)	51,090	2,350,140
Aspen Insurance Holdings Ltd.	154,000	4,375,140
HCC Insurance Holdings, Inc.	112,020	3,105,194
IPC Holdings Ltd.	153,340	6,202,603
National Interstate Corp.	65,300	1,297,511
Ohio Casualty Corp.	230,000	5,876,500
Philadelphia Consolidated Holdings Corp. (a)	76,080	6,316,162
Platinum Underwriters Holdings Ltd.	69,900	2,423,433
Specialty Underwriters' Alliance, Inc.	382,130	3,827,338
United America Indemnity Ltd. Class A (a)	127,412	2,335,462
USI Holdings Corp. (a)	780,448	10,009,246
		48,118,729
Real Estate - 4.6%
American Campus Communities, Inc.	243,720	6,105,186
Capital Automotive (REIT) (SBI)	29,800	1,170,246
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
CB Richard Ellis Group, Inc. Class A (a)	25,000	$ 1,151,000
CenterPoint Properties Trust (SBI)	40,000	1,754,400
Columbia Equity Trust, Inc.	80,000	1,246,400
Education Realty Trust, Inc.	56,300	1,116,429
Far East Consortium International Ltd.	3,175,000	1,368,253
Feldman Mall Properties, Inc.	212,400	2,973,600
GMH Communities Trust	209,100	3,134,409
Kilroy Realty Corp.	87,080	4,536,868
Macquarie Goodman Group unit	595,067	1,829,012
Reckson Associates Realty Corp.	44,570	1,565,298
Ticon Industrial Connection PCL (For. Reg.)	3,000,000	713,000
		28,664,101
Thrifts & Mortgage Finance - 0.5%
NetBank, Inc.	310,000	2,892,300
TOTAL FINANCIALS		116,539,177
HEALTH CARE - 4.0%
Health Care Equipment & Supplies - 0.2%
Pihsiang Machinery Manufacturing Co.	670,000	1,345,466
Health Care Providers & Services - 3.8%
Air Methods Corp. (a)	140,187	1,195,795
America Service Group, Inc. (a)	320,960	6,926,317
ICON PLC sponsored ADR (a)	214,360	8,392,194
Medtox Scientific, Inc. (a)	369,090	2,594,703
PSS World Medical, Inc. (a)	309,730	4,528,253
		23,637,262
TOTAL HEALTH CARE		24,982,728
INDUSTRIALS - 18.2%
Aerospace & Defense - 0.9%
Kaman Corp. Class A	275,800	5,378,100
Air Freight & Logistics - 1.6%
Park-Ohio Holdings Corp. (a)	491,420	9,985,654
Building Products - 0.3%
Quixote Corp.	92,200	1,874,426
Commercial Services & Supplies - 2.5%
Banta Corp.	136,900	6,535,606
Hudson Highland Group, Inc. (a)	130,000	2,701,400
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
PeopleSupport, Inc.	132,300	$ 1,268,757
Speedy Hire PLC	140,000	1,796,216
Standard Parking Corp. (a)	111,084	1,941,748
Waste Services, Inc. (a)	365,000	1,423,500
		15,667,227
Construction & Engineering - 1.8%
Comfort Systems USA, Inc. (a)	771,600	5,979,900
URS Corp. (a)	136,500	5,111,925
		11,091,825
Electrical Equipment - 1.6%
Acuity Brands, Inc.	217,250	6,339,355
C&D Technologies, Inc.	330,000	3,323,100
		9,662,455
Industrial Conglomerates - 1.4%
Carlisle Companies, Inc.	135,800	8,943,788
Machinery - 4.6%
Albany International Corp. Class A	45,700	1,601,328
Freightcar America, Inc.	115,000	3,686,900
Kinik Co.	582,000	1,716,599
Manitowoc Co., Inc.	107,360	4,900,984
Tennant Co.	140,000	5,180,000
Wabtec Corp.	125,900	3,075,737
Watts Water Technologies, Inc. Class A	236,110	8,618,015
		28,779,563
Trading Companies & Distributors - 3.5%
UAP Holding Corp.	436,200	8,462,280
WESCO International, Inc. (a)	400,000	13,624,000
		22,086,280
TOTAL INDUSTRIALS		113,469,318
INFORMATION TECHNOLOGY - 7.0%
Computers & Peripherals - 0.1%
iCAD, Inc. (a)	215,000	767,550
Electronic Equipment & Instruments - 4.0%
KEMET Corp. (a)	548,200	4,593,916
Mettler-Toledo International, Inc. (a)	150,000	7,875,000
ScanSource, Inc. (a)	80,000	3,818,400
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Tektronix, Inc.	325,000	$ 8,144,500
Winland Electronics, Inc. (a)	120,360	535,602
		24,967,418
Internet Software & Services - 1.2%
j2 Global Communications, Inc. (a)(d)	160,000	6,417,600
SonicWALL, Inc. (a)	200,000	1,068,000
		7,485,600
IT Services - 0.5%
Forrester Research, Inc. (a)	26,968	532,079
Telvent GIT SA	253,900	2,749,483
		3,281,562
Semiconductors & Semiconductor Equipment - 0.5%
MKS Instruments, Inc. (a)	166,100	3,174,171
Software - 0.7%
Blackbaud, Inc.	115,749	1,655,211
Hyperion Solutions Corp. (a)	10,000	470,600
Moldflow Corp. (a)	124,498	1,949,639
		4,075,450
TOTAL INFORMATION TECHNOLOGY		43,751,751
MATERIALS - 6.1%
Chemicals - 4.0%
Albemarle Corp.	214,700	8,180,070
Cytec Industries, Inc.	115,070	5,221,877
Pioneer Companies, Inc. (a)	420,290	10,200,438
Spartech Corp.	60,000	1,123,800
		24,726,185
Metals & Mining - 2.1%
Compass Minerals International, Inc.	530,000	13,488,500
TOTAL MATERIALS		38,214,685
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
New Skies Satellites Holdings Ltd.	150,000	3,105,000
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 0.2%
Gas Utilities - 0.2%
Xinao Gas Holdings Ltd.	1,302,000	$ 1,030,063
TOTAL COMMON STOCKS (Cost $514,738,650)		570,967,552
Nonconvertible Bonds - 0.8%
	Principal Amount
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Uno Restaurant Corp. 10% 2/15/11 (f)	$ 1,000,000	965,000
HEALTH CARE - 0.7%
Health Care Providers & Services - 0.7%
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	4,301,000	4,301,000
TOTAL NONCONVERTIBLE BONDS (Cost $4,992,804)		5,266,000
Money Market Funds - 9.2%
	Shares
Fidelity Cash Central Fund, 3.31% (b)	52,708,903	52,708,903
Fidelity Securities Lending Cash Central Fund, 3.32% (b)(c)	4,949,800	4,949,800
TOTAL MONEY MARKET FUNDS (Cost $57,658,703)		57,658,703
Cash Equivalents - 0.5%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.27%, dated 7/29/05 due 8/1/05) (Cost $2,892,000)	$ 2,892,788	$ 2,892,000
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $580,282,157)		636,784,255
NET OTHER ASSETS - (2.0)%		(12,557,638)
NET ASSETS - 100%		$ 624,226,617
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $965,000 or 0.2% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,661,970 or 0.6% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Gastar Exploration Ltd.	6/13/05	$ 3,999,855
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.2%
Bermuda	3.0%
Canada	2.4%
Ireland	1.4%
Bahamas (Nassau)	1.2%
Others (individually less than 1%)	2.8%
Total	100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Innovo Group, Inc.	$ -	$ 7,565,418	$ -	$ -	$ 3,902,134
Total	$ -	$ 7,565,418	$ -	$ -	$ 3,902,134

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2005

Assets
Investment in securities, at value (including securities loaned of $4,823,803 and repurchase agreements of $2,892,000) (cost $580,282,157) - See accompanying schedule		$ 636,784,255
Cash		467
Foreign currency held at value (cost $203,113)		201,893
Receivable for investments sold		8,213,753
Receivable for fund shares sold		10,686,933
Dividends receivable		154,554
Interest receivable		377,732
Prepaid expenses		23,797
Receivable from investment adviser for expense reductions		1,035
Other receivables		107,399
Total assets		656,551,818

Liabilities
Payable for investments purchased	$ 26,628,826
Payable for fund shares redeemed	275,193
Accrued management fee	328,037
Distribution fees payable	16,537
Other affiliated payables	100,174
Other payables and accrued expenses	26,634
Collateral on securities loaned, at value	4,949,800
Total liabilities		32,325,201

Net Assets		$ 624,226,617
Net Assets consist of:
Paid in capital		$ 552,739,748
Undistributed net investment income		5,374
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		14,982,417
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		56,499,078
Net Assets		$ 624,226,617

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2005

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,390,087 ÷ 733,847 shares)	$ 12.80

Maximum offering price per share (100/94.25 of $12.80)	$ 13.58
Class T: Net Asset Value and redemption price per share ($12,724,811 ÷ 995,632 shares)	$ 12.78

Maximum offering price per share (100/96.50 of $12.78)	$ 13.24
Class B: Net Asset Value and offering price per share ($3,930,896 ÷ 308,759 shares) A	$ 12.73

Class C: Net Asset Value and offering price per share ($11,731,652 ÷ 921,136 shares) A	$ 12.74

Small Cap Value: Net Asset Value, offering price and redemption price per share ($582,688,643 ÷ 45,410,224 shares)	$ 12.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,760,528 ÷ 293,101 shares)	$ 12.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period November 3, 2004 (commencement of operations) to July 31, 2005

Investment Income
Dividends		$ 1,417,528
Interest		567,033
Security lending		319
Total income		1,984,880

Expenses
Management fee	$ 1,558,541
Transfer agent fees	458,714
Distribution fees	72,234
Accounting and security lending fees	90,433
Independent trustees' compensation	767
Custodian fees and expenses	31,181
Registration fees	118,829
Audit	32,133
Legal	218
Miscellaneous	536
Total expenses before reductions	2,363,586
Expense reductions	(129,800)	2,233,786
Net investment income (loss)		(248,906)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	15,314,106
Foreign currency transactions	(7,814)
Total net realized gain (loss)		15,306,292
Change in net unrealized appreciation (depreciation) on: Investment securities	56,502,098
Assets and liabilities in foreign currencies	(3,020)
Total change in net unrealized appreciation (depreciation)		56,499,078
Net gain (loss)		71,805,370
Net increase (decrease) in net assets resulting from operations		$ 71,556,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period November 3, 2004 (commencement of operations) to July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (248,906)
Net realized gain (loss)	15,306,292
Change in net unrealized appreciation (depreciation)	56,499,078
Net increase (decrease) in net assets resulting from operations	71,556,464
Distributions to shareholders from net investment income	(69,595)
Share transactions - net increase (decrease)	552,608,856
Redemption fees	130,892
Total increase (decrease) in net assets	624,226,617

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $5,374)	$ 624,226,617

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)
Net realized and unrealized gain (loss)	2.84
Total from investment operations	2.80
Distributions from net investment income	(.01)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.80
Total Return B, C, D	28.06%
Ratios to Average Net Assets G
Expenses before expense reductions	1.46% A
Expenses net of voluntary waivers, if any	1.44% A
Expenses net of all reductions	1.38% A
Net investment income (loss)	(.46)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,390
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)
Net realized and unrealized gain (loss)	2.83
Total from investment operations	2.77
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.78
Total Return B, C, D	27.80%
Ratios to Average Net Assets G
Expenses before expense reductions	1.72% A
Expenses net of voluntary waivers, if any	1.68% A
Expenses net of all reductions	1.62% A
Net investment income (loss)	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,725
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)
Net realized and unrealized gain (loss)	2.82
Total from investment operations	2.72
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.73
Total Return B, C, D	27.30%
Ratios to Average Net Assets G
Expenses before expense reductions	2.24% A
Expenses net of voluntary waivers, if any	2.19% A
Expenses net of all reductions	2.13% A
Net investment income (loss)	(1.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,931
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)
Net realized and unrealized gain (loss)	2.83
Total from investment operations	2.73
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.74
Total Return B, C, D	27.40%
Ratios to Average Net Assets G
Expenses before expense reductions	2.17% A
Expenses net of voluntary waivers, if any	2.17% A
Expenses net of all reductions	2.11% A
Net investment income (loss)	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,732
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Year ended July 31,	2005 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	2.84
Total from investment operations	2.83
Distributions from net investment income	(.01)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 12.83
Total Return B, C	28.36%
Ratios to Average Net Assets F
Expenses before expense reductions	1.05% A
Expenses net of voluntary waivers, if any	1.05% A
Expenses net of all reductions	.99% A
Net investment income (loss)	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 582,689
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 3, 2004 (commencement of operations) to July 31, 2005.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended July 31,	2005 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	2.84
Total from investment operations	2.83
Distributions from net investment income	(.01)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 12.83
Total Return B, C	28.36%
Ratios to Average Net Assets F
Expenses before expense reductions	1.07% A
Expenses net of voluntary waivers, if any	1.07% A
Expenses net of all reductions	1.01% A
Net investment income (loss)	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,761
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 3, 2004 (commencement of operations) to July 31, 2005.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

1. Significant Accounting Policies.

Fidelity Small Cap Value Fund (the fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Small Cap Value, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 67,705,489
Unrealized depreciation	(11,339,549)
Net unrealized appreciation (depreciation)	56,365,940
Undistributed ordinary income	14,695,235

Cost for federal income tax purposes	$ 580,418,315

The tax character of distributions paid was as follows:

July 31, 2005
Ordinary Income	$ 69,595

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management and Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $635,585,396 and $130,951,513, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. The fund's performance adjustment will not take effect until November 2005. Subsequent months will be added until the performance period includes 36 months. For the period, the total annualized management fee rate was .72% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 7,461	$ 1,194
Class T	.25%	.25%	12,596	2,172
Class B	.75%	.25%	14,541	12,157
Class C	.75%	.25%	37,636	16,080
			$ 72,234	$ 31,603

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 24,744
Class T	6,938
Class B*	1,116
Class C*	324
$ 33,122

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Small Cap Value. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Small Cap Value shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,531	.35*
Class T	8,940	.35*
Class B	5,110	.35*
Class C	11,895	.32*
Small Cap Value	419,553	.21*
Institutional Class	2,685	.19*
	$ 458,714

* Annualized

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $476,355 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50,063 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50% - 1.40%*	$ 698
Class T	1.75% - 1.65%*	1,050
Class B	2.25% - 2.15%*	717
		$ 2,465

* Expense limitation in effect at period end

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $126,495 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $840.

Annual Report

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended July 31, 2005
From net investment income
Class A	$ 724
Small Cap Value	68,438
Institutional Class	433
Total	$ 69,595

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	For the period November 3, 2004 (commencement of sale of shares) to July 31, 2005	For the period November 3, 2004 (commencement of sale of shares) to July 31, 2005
Class A
Shares sold	750,692	$ 8,523,912
Reinvestment of distributions	54	590
Shares redeemed	(16,899)	(197,248)
Net increase (decrease)	733,847	$ 8,327,254
Class T
Shares sold	1,010,520	$ 11,960,654
Shares redeemed	(14,888)	(175,516)
Net increase (decrease)	995,632	$ 11,785,138
Class B
Shares sold	314,195	$ 3,487,462
Shares redeemed	(5,436)	(61,184)
Net increase (decrease)	308,759	$ 3,426,278
Class C
Shares sold	952,687	$ 10,586,807
Shares redeemed	(31,551)	(363,557)
Net increase (decrease)	921,136	$ 10,223,250
Small Cap Value
Shares sold	49,836,348	$ 566,509,509
Reinvestment of distributions	6,024	66,450
Shares redeemed	(4,432,148)	(50,921,377)
Net increase (decrease)	45,410,224	$ 515,654,582
Institutional Class
Shares sold	315,268	$ 3,439,515
Reinvestment of distributions	39	433
Shares redeemed	(22,206)	(247,594)
Net increase (decrease)	293,101	$ 3,192,354

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Small Cap Value (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer with FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Small Cap Value. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Small Cap Value. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric D. Roiter (56)

Year of Election or Appointment: 2004

Secretary of Small Cap Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2004

Assistant Secretary of Small Cap Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Small Cap Value. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2004

Chief Financial Officer of Small Cap Value. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Small Cap Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2004

Deputy Treasurer of Small Cap Value. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Small Cap Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment:2005

Deputy Treasurer of Small Cap Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Value. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Small Cap Value voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Small Cap Value	9/12/05	9/9/05	$0.267

The fund hereby designates as capital gain dividends: for dividends with respect to the taxable year ended July 31, 2005, $16,591, or, if subsequently determined to be different, the net capital gain of such year.

Small Cap Value designates 56%, of the dividends distributed in December 2004 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Small Cap Value Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index and (ii) a peer group of mutual funds deemed appropriate by the Board.

The Board also considered that, beginning November 1, 2005, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Small Cap Value - Class A, B, C, I, T & Retail

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Small Cap Value
Fund Commenced Operations 11/3/04
96
100
70
Dec-04

	Dec-04
TMG %	16%
Funds/Classes	499
ASPG Quadrant	1st

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity Small Cap Value Fund (retail class) ranked below its competitive median for the period, the total expenses of Class A ranked equal to its competitive median for the period, and the total expenses of each of Class B, Class C, Class T and Institutional Class ranked above its competitive median for the period. The Board considered that the fund launched in November 2004 and that the classes were above median because of high expenses in basis points due to their small size. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Furthermore, the Board considered that, effective June 1, 2005, FMR voluntarily agreed to reimburse each class of the fund to the extent that total operating expenses (excluding 12b-1 fees and certain other expenses) exceed 115 basis points. The Board considered that, if the voluntary expense reimbursements had been in effect in 2004, the total expenses of each of Class A, Class B and Class C would have ranked below the median and the total expenses of Institutional Class would have ranked equal to the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

3501 PGA Boulevard
West Palm Beach, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Annual Report

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SCV-UANN-0905
1.803705.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Small Cap Value

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2005

Class A, Class T, Class B
and Class C are classes of
Fidelity® Small Cap Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Small Cap Value Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Advisor Small Cap Value Fund's cumulative total return and show you what would have happened if Fidelity Advisor Small Cap Value Fund shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Value Fund - Class T on November 3, 2004, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Katherine Lieberman, Portfolio Manager of Fidelity Advisor Small Cap Value Fund

A late-inning rally on Wall Street helped push some key U.S. equity indexes to four-year highs by the conclusion of the 12-month period ending July 31, 2005. Spurred on by bullish economic data and strong corporate earnings, investors enjoyed a stellar month of July, capping off a turbulent 12-month period for U.S. equity markets. Stock prices bounced up and down during most of the year, moving in cadence with gyrations in the price of crude oil and investors' gathering and ebbing concerns about inflation. The Federal Reserve Board raised short-term interest rates eight times during the period, also affecting overall market sentiment. Despite their fluctuations, the major equity indexes finished on a high note, with the Standard & Poor's 500SM Index and the NASDAQ Composite® Index posting gains of 14.05% and 16.51%, respectively, for the period. The small-cap Russell 2000® Index rose 24.78% and the Russell Midcap® Index jumped 28.93%, while the blue-chips' Dow Jones Industrial AverageSM advanced only 7.29%.

Since its inception on November 3, 2004, through July 31, 2005, the fund's Class A, Class T, Class B and Class C shares were up 28.06%, 27.80%, 27.30% and 27.40%, respectively, solidly outperforming the 16.66% return for the Russell 2000 Value Index during the same period. Favorable individual stock selection within a number of sectors as well as an overweighting in the energy sector made the biggest contributions to the fund's performance relative to its index. The fund also was helped by its holdings in late-cycle, construction-related stocks. Energy stocks such as exploration and production (E&P) companies benefited from high oil prices and increased production volumes, while energy services companies benefited from increased demand. Among the fund's top performers were E&P company Quicksilver Resources and energy services company Oil States International, while late-cycle construction company WESCO International was a notable absolute contributor. RC2 Corp., which makes learning toys, and designer denim company True Religion Apparel also boosted the fund's performance in absolute terms and relative to the sector index. I sold True Religion to lock in profits. In terms of disappointments, fashion-related stocks Innovo Group and Deckers Outdoor Corporation held back the fund's overall returns. Another specialty retailer, Cost Plus, was a detractor as well. Elsewhere, scant exposure to strong-performing utilities stocks further dampened the fund's relative return.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Class A
Actual	$ 1,000.00	$ 1,154.20	$ 7.64
HypotheticalA	$ 1,000.00	$ 1,017.70	$ 7.15
Class T
Actual	$ 1,000.00	$ 1,151.40	$ 8.91
HypotheticalA	$ 1,000.00	$ 1,016.51	$ 8.35
Class B
Actual	$ 1,000.00	$ 1,148.90	$ 11.62
HypotheticalA	$ 1,000.00	$ 1,013.98	$ 10.89
Class C
Actual	$ 1,000.00	$ 1,149.80	$ 11.51
HypotheticalA	$ 1,000.00	$ 1,014.08	$ 10.79
Small Cap Value
Actual	$ 1,000.00	$ 1,155.90	$ 5.51
HypotheticalA	$ 1,000.00	$ 1,019.69	$ 5.16
Institutional Class
Actual	$ 1,000.00	$ 1,155.90	$ 5.56
HypotheticalA	$ 1,000.00	$ 1,019.64	$ 5.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.43%
Class T	1.67%
Class B	2.18%
Class C	2.16%
Small Cap Value	1.03%
Institutional Class	1.04%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
RC2 Corp.	3.3	4.9
Maverick Tube Corp.	2.8	1.0
WESCO International, Inc.	2.2	0.4
Compass Minerals International, Inc.	2.1	0.0
Comstock Resources, Inc.	1.6	0.0
Pioneer Companies, Inc.	1.6	1.3
Steven Madden Ltd.	1.6	2.3
USI Holdings Corp.	1.6	1.3
Park-Ohio Holdings Corp.	1.6	1.2
Carlisle Companies, Inc.	1.4	0.7
	19.8
Top Five Market Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	20.6	28.4
Financials	18.7	20.7
Industrials	18.2	11.9
Energy	15.0	17.6
Information Technology	7.0	4.0
Asset Allocation (% of fund's net assets)
As of July 31, 2005 *		As of January 31, 2005 **
	Stocks 91.5%		Stocks 92.1%
	Bonds 0.8%		Bonds 0.0%
	Short-Term Investments and Net Other Assets 7.7%		Short-Term Investments and Net Other Assets 7.9%
* Foreign investments	10.8%	** Foreign investments	12.0%

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 91.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 20.5%
Auto Components - 0.5%
Spartan Motors, Inc.	293,410	$ 3,438,765
Automobiles - 0.8%
Monaco Coach Corp.	199,200	3,486,000
National R.V. Holdings, Inc. (a)	167,700	1,282,905
		4,768,905
Diversified Consumer Services - 0.8%
Steiner Leisure Ltd. (a)	142,030	4,908,557
Hotels, Restaurants & Leisure - 1.7%
AFC Enterprises, Inc.	130,000	1,779,700
Applebee's International, Inc.	110,000	2,916,100
Kerzner International Ltd. (a)	39,470	2,358,333
La Quinta Corp. unit (a)	211,300	1,901,700
Steak n Shake Co. (a)	70,000	1,515,500
		10,471,333
Household Durables - 1.7%
Department 56, Inc. (a)	248,000	3,119,840
Interface, Inc. Class A (a)	293,190	2,993,470
Jarden Corp. (a)	112,500	4,315,500
		10,428,810
Leisure Equipment & Products - 4.9%
Marine Products Corp.	138,530	1,953,273
MarineMax, Inc. (a)	178,200	5,926,932
Mega Bloks, Inc. (a)	129,200	2,694,063
RC2 Corp. (a)	500,000	20,404,994
		30,979,262
Media - 1.1%
Emmis Communications Corp. Class A (a)(d)	129,100	2,650,423
Harris Interactive, Inc. (a)	345,900	1,393,977
Thomas Nelson, Inc.	115,000	2,626,600
		6,671,000
Multiline Retail - 0.9%
Tuesday Morning Corp.	162,300	5,730,813
Specialty Retail - 4.9%
Cost Plus, Inc. (a)	265,630	5,984,644
Genesco, Inc. (a)	87,990	3,279,387
Kirkland's, Inc. (a)	348,306	2,873,525
La Senza Corp. (sub. vtg.)	44,100	662,752
Le Chateau, Inc. Class A (sub. vtg.)	32,500	1,267,509
Monro Muffler Brake, Inc.	70,500	2,037,450
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Pacific Sunwear of California, Inc. (a)	321,000	$ 7,829,190
Peacock Group PLC	300,000	1,384,071
Sonic Automotive, Inc. Class A (sub. vtg.)	219,800	5,121,340
		30,439,868
Textiles, Apparel & Luxury Goods - 3.2%
Innovo Group, Inc. (a)(e)	1,696,580	3,902,134
Oxford Industries, Inc.	131,560	6,184,636
Steven Madden Ltd. (a)	450,110	10,059,959
		20,146,729
TOTAL CONSUMER DISCRETIONARY		127,984,042
CONSUMER STAPLES - 1.3%
Food Products - 1.3%
Delta & Pine Land Co.	55,000	1,471,250
Diamond Foods, Inc.	70,600	1,563,790
Green Mountain Coffee Roasters, Inc. (a)	40,580	1,422,329
Poore Brothers, Inc. (a)	776,790	3,806,271
		8,263,640
ENERGY - 15.0%
Energy Equipment & Services - 7.2%
Hornbeck Offshore Services, Inc. (a)	240,000	7,176,000
Maverick Tube Corp. (a)	520,620	17,268,965
NS Group, Inc. (a)	210,000	8,914,500
Oil States International, Inc. (a)	245,360	7,257,749
Pason Systems, Inc.	225,300	4,434,786
		45,052,000
Oil, Gas & Consumable Fuels - 7.8%
Alon USA Energy, Inc.	3,300	58,575
Comstock Resources, Inc. (a)	368,700	10,209,303
Denbury Resources, Inc. (a)	30,590	1,431,612
Encore Acquisition Co. (a)	96,120	3,031,625
Gastar Exploration Ltd. (a)	850,000	2,291,012
Gastar Exploration Ltd. (a)(g)	1,509,607	3,661,970
Holly Corp.	140,000	6,554,800
KCS Energy, Inc. (a)	100,000	1,964,000
Penn Virginia Corp.	45,670	2,463,897
Petroleum Development Corp. (a)	81,700	3,058,848
Plains Exploration & Production Co. (a)	105,000	4,047,750
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Quicksilver Resources, Inc. (a)	161,850	$ 6,855,966
Range Resources Corp.	62,150	1,898,061
Top Tankers, Inc.	68,300	1,047,729
		48,575,148
TOTAL ENERGY		93,627,148
FINANCIALS - 18.7%
Capital Markets - 0.2%
Affiliated Managers Group, Inc. (a)	16,000	1,140,800
Commercial Banks - 3.9%
Cathay General Bancorp	50,120	1,781,265
Center Financial Corp., California	186,160	4,756,388
Hanmi Financial Corp.	175,040	3,325,760
Nara Bancorp, Inc.	82,650	1,284,381
Preferred Bank, Los Angeles California	135,000	5,667,300
Texas Capital Bancshares, Inc. (a)	108,200	2,555,684
Wintrust Financial Corp.	90,260	4,840,644
		24,211,422
Diversified Financial Services - 1.8%
Marlin Business Services Corp. (a)	354,509	7,887,825
Nasdaq Stock Market, Inc. (a)	160,000	3,624,000
		11,511,825
Insurance - 7.7%
Arch Capital Group Ltd. (a)	51,090	2,350,140
Aspen Insurance Holdings Ltd.	154,000	4,375,140
HCC Insurance Holdings, Inc.	112,020	3,105,194
IPC Holdings Ltd.	153,340	6,202,603
National Interstate Corp.	65,300	1,297,511
Ohio Casualty Corp.	230,000	5,876,500
Philadelphia Consolidated Holdings Corp. (a)	76,080	6,316,162
Platinum Underwriters Holdings Ltd.	69,900	2,423,433
Specialty Underwriters' Alliance, Inc.	382,130	3,827,338
United America Indemnity Ltd. Class A (a)	127,412	2,335,462
USI Holdings Corp. (a)	780,448	10,009,246
		48,118,729
Real Estate - 4.6%
American Campus Communities, Inc.	243,720	6,105,186
Capital Automotive (REIT) (SBI)	29,800	1,170,246
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
CB Richard Ellis Group, Inc. Class A (a)	25,000	$ 1,151,000
CenterPoint Properties Trust (SBI)	40,000	1,754,400
Columbia Equity Trust, Inc.	80,000	1,246,400
Education Realty Trust, Inc.	56,300	1,116,429
Far East Consortium International Ltd.	3,175,000	1,368,253
Feldman Mall Properties, Inc.	212,400	2,973,600
GMH Communities Trust	209,100	3,134,409
Kilroy Realty Corp.	87,080	4,536,868
Macquarie Goodman Group unit	595,067	1,829,012
Reckson Associates Realty Corp.	44,570	1,565,298
Ticon Industrial Connection PCL (For. Reg.)	3,000,000	713,000
		28,664,101
Thrifts & Mortgage Finance - 0.5%
NetBank, Inc.	310,000	2,892,300
TOTAL FINANCIALS		116,539,177
HEALTH CARE - 4.0%
Health Care Equipment & Supplies - 0.2%
Pihsiang Machinery Manufacturing Co.	670,000	1,345,466
Health Care Providers & Services - 3.8%
Air Methods Corp. (a)	140,187	1,195,795
America Service Group, Inc. (a)	320,960	6,926,317
ICON PLC sponsored ADR (a)	214,360	8,392,194
Medtox Scientific, Inc. (a)	369,090	2,594,703
PSS World Medical, Inc. (a)	309,730	4,528,253
		23,637,262
TOTAL HEALTH CARE		24,982,728
INDUSTRIALS - 18.2%
Aerospace & Defense - 0.9%
Kaman Corp. Class A	275,800	5,378,100
Air Freight & Logistics - 1.6%
Park-Ohio Holdings Corp. (a)	491,420	9,985,654
Building Products - 0.3%
Quixote Corp.	92,200	1,874,426
Commercial Services & Supplies - 2.5%
Banta Corp.	136,900	6,535,606
Hudson Highland Group, Inc. (a)	130,000	2,701,400
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
PeopleSupport, Inc.	132,300	$ 1,268,757
Speedy Hire PLC	140,000	1,796,216
Standard Parking Corp. (a)	111,084	1,941,748
Waste Services, Inc. (a)	365,000	1,423,500
		15,667,227
Construction & Engineering - 1.8%
Comfort Systems USA, Inc. (a)	771,600	5,979,900
URS Corp. (a)	136,500	5,111,925
		11,091,825
Electrical Equipment - 1.6%
Acuity Brands, Inc.	217,250	6,339,355
C&D Technologies, Inc.	330,000	3,323,100
		9,662,455
Industrial Conglomerates - 1.4%
Carlisle Companies, Inc.	135,800	8,943,788
Machinery - 4.6%
Albany International Corp. Class A	45,700	1,601,328
Freightcar America, Inc.	115,000	3,686,900
Kinik Co.	582,000	1,716,599
Manitowoc Co., Inc.	107,360	4,900,984
Tennant Co.	140,000	5,180,000
Wabtec Corp.	125,900	3,075,737
Watts Water Technologies, Inc. Class A	236,110	8,618,015
		28,779,563
Trading Companies & Distributors - 3.5%
UAP Holding Corp.	436,200	8,462,280
WESCO International, Inc. (a)	400,000	13,624,000
		22,086,280
TOTAL INDUSTRIALS		113,469,318
INFORMATION TECHNOLOGY - 7.0%
Computers & Peripherals - 0.1%
iCAD, Inc. (a)	215,000	767,550
Electronic Equipment & Instruments - 4.0%
KEMET Corp. (a)	548,200	4,593,916
Mettler-Toledo International, Inc. (a)	150,000	7,875,000
ScanSource, Inc. (a)	80,000	3,818,400
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Tektronix, Inc.	325,000	$ 8,144,500
Winland Electronics, Inc. (a)	120,360	535,602
		24,967,418
Internet Software & Services - 1.2%
j2 Global Communications, Inc. (a)(d)	160,000	6,417,600
SonicWALL, Inc. (a)	200,000	1,068,000
		7,485,600
IT Services - 0.5%
Forrester Research, Inc. (a)	26,968	532,079
Telvent GIT SA	253,900	2,749,483
		3,281,562
Semiconductors & Semiconductor Equipment - 0.5%
MKS Instruments, Inc. (a)	166,100	3,174,171
Software - 0.7%
Blackbaud, Inc.	115,749	1,655,211
Hyperion Solutions Corp. (a)	10,000	470,600
Moldflow Corp. (a)	124,498	1,949,639
		4,075,450
TOTAL INFORMATION TECHNOLOGY		43,751,751
MATERIALS - 6.1%
Chemicals - 4.0%
Albemarle Corp.	214,700	8,180,070
Cytec Industries, Inc.	115,070	5,221,877
Pioneer Companies, Inc. (a)	420,290	10,200,438
Spartech Corp.	60,000	1,123,800
		24,726,185
Metals & Mining - 2.1%
Compass Minerals International, Inc.	530,000	13,488,500
TOTAL MATERIALS		38,214,685
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
New Skies Satellites Holdings Ltd.	150,000	3,105,000
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 0.2%
Gas Utilities - 0.2%
Xinao Gas Holdings Ltd.	1,302,000	$ 1,030,063
TOTAL COMMON STOCKS (Cost $514,738,650)		570,967,552
Nonconvertible Bonds - 0.8%
	Principal Amount
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Uno Restaurant Corp. 10% 2/15/11 (f)	$ 1,000,000	965,000
HEALTH CARE - 0.7%
Health Care Providers & Services - 0.7%
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	4,301,000	4,301,000
TOTAL NONCONVERTIBLE BONDS (Cost $4,992,804)		5,266,000
Money Market Funds - 9.2%
	Shares
Fidelity Cash Central Fund, 3.31% (b)	52,708,903	52,708,903
Fidelity Securities Lending Cash Central Fund, 3.32% (b)(c)	4,949,800	4,949,800
TOTAL MONEY MARKET FUNDS (Cost $57,658,703)		57,658,703
Cash Equivalents - 0.5%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.27%, dated 7/29/05 due 8/1/05) (Cost $2,892,000)	$ 2,892,788	$ 2,892,000
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $580,282,157)		636,784,255
NET OTHER ASSETS - (2.0)%		(12,557,638)
NET ASSETS - 100%		$ 624,226,617
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $965,000 or 0.2% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,661,970 or 0.6% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Gastar Exploration Ltd.	6/13/05	$ 3,999,855
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.2%
Bermuda	3.0%
Canada	2.4%
Ireland	1.4%
Bahamas (Nassau)	1.2%
Others (individually less than 1%)	2.8%
Total	100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Innovo Group, Inc.	$ -	$ 7,565,418	$ -	$ -	$ 3,902,134
Total	$ -	$ 7,565,418	$ -	$ -	$ 3,902,134

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2005

Assets
Investment in securities, at value (including securities loaned of $4,823,803 and repurchase agreements of $2,892,000) (cost $580,282,157) - See accompanying schedule		$ 636,784,255
Cash		467
Foreign currency held at value (cost $203,113)		201,893
Receivable for investments sold		8,213,753
Receivable for fund shares sold		10,686,933
Dividends receivable		154,554
Interest receivable		377,732
Prepaid expenses		23,797
Receivable from investment adviser for expense reductions		1,035
Other receivables		107,399
Total assets		656,551,818

Liabilities
Payable for investments purchased	$ 26,628,826
Payable for fund shares redeemed	275,193
Accrued management fee	328,037
Distribution fees payable	16,537
Other affiliated payables	100,174
Other payables and accrued expenses	26,634
Collateral on securities loaned, at value	4,949,800
Total liabilities		32,325,201

Net Assets		$ 624,226,617
Net Assets consist of:
Paid in capital		$ 552,739,748
Undistributed net investment income		5,374
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		14,982,417
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		56,499,078
Net Assets		$ 624,226,617

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2005

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,390,087 ÷ 733,847 shares)	$ 12.80

Maximum offering price per share (100/94.25 of $12.80)	$ 13.58
Class T: Net Asset Value and redemption price per share ($12,724,811 ÷ 995,632 shares)	$ 12.78

Maximum offering price per share (100/96.50 of $12.78)	$ 13.24
Class B: Net Asset Value and offering price per share ($3,930,896 ÷ 308,759 shares) A	$ 12.73

Class C: Net Asset Value and offering price per share ($11,731,652 ÷ 921,136 shares) A	$ 12.74

Small Cap Value: Net Asset Value, offering price and redemption price per share ($582,688,643 ÷ 45,410,224 shares)	$ 12.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,760,528 ÷ 293,101 shares)	$ 12.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	For the period November 3, 2004 (commencement of operations) to July 31, 2005

Investment Income
Dividends		$ 1,417,528
Interest		567,033
Security lending		319
Total income		1,984,880

Expenses
Management fee	$ 1,558,541
Transfer agent fees	458,714
Distribution fees	72,234
Accounting and security lending fees	90,433
Independent trustees' compensation	767
Custodian fees and expenses	31,181
Registration fees	118,829
Audit	32,133
Legal	218
Miscellaneous	536
Total expenses before reductions	2,363,586
Expense reductions	(129,800)	2,233,786
Net investment income (loss)		(248,906)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	15,314,106
Foreign currency transactions	(7,814)
Total net realized gain (loss)		15,306,292
Change in net unrealized appreciation (depreciation) on: Investment securities	56,502,098
Assets and liabilities in foreign currencies	(3,020)
Total change in net unrealized appreciation (depreciation)		56,499,078
Net gain (loss)		71,805,370
Net increase (decrease) in net assets resulting from operations		$ 71,556,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period November 3, 2004 (commencement of operations) to July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (248,906)
Net realized gain (loss)	15,306,292
Change in net unrealized appreciation (depreciation)	56,499,078
Net increase (decrease) in net assets resulting from operations	71,556,464
Distributions to shareholders from net investment income	(69,595)
Share transactions - net increase (decrease)	552,608,856
Redemption fees	130,892
Total increase (decrease) in net assets	624,226,617

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $5,374)	$ 624,226,617

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)
Net realized and unrealized gain (loss)	2.84
Total from investment operations	2.80
Distributions from net investment income	(.01)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.80
Total Return B, C, D	28.06%
Ratios to Average Net Assets G
Expenses before expense reductions	1.46% A
Expenses net of voluntary waivers, if any	1.44% A
Expenses net of all reductions	1.38% A
Net investment income (loss)	(.46)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,390
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)
Net realized and unrealized gain (loss)	2.83
Total from investment operations	2.77
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.78
Total Return B, C, D	27.80%
Ratios to Average Net Assets G
Expenses before expense reductions	1.72% A
Expenses net of voluntary waivers, if any	1.68% A
Expenses net of all reductions	1.62% A
Net investment income (loss)	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,725
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)
Net realized and unrealized gain (loss)	2.82
Total from investment operations	2.72
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.73
Total Return B, C, D	27.30%
Ratios to Average Net Assets G
Expenses before expense reductions	2.24% A
Expenses net of voluntary waivers, if any	2.19% A
Expenses net of all reductions	2.13% A
Net investment income (loss)	(1.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,931
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)
Net realized and unrealized gain (loss)	2.83
Total from investment operations	2.73
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.74
Total Return B, C, D	27.40%
Ratios to Average Net Assets G
Expenses before expense reductions	2.17% A
Expenses net of voluntary waivers, if any	2.17% A
Expenses net of all reductions	2.11% A
Net investment income (loss)	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,732
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Year ended July 31,	2005 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	2.84
Total from investment operations	2.83
Distributions from net investment income	(.01)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 12.83
Total Return B, C	28.36%
Ratios to Average Net Assets F
Expenses before expense reductions	1.05% A
Expenses net of voluntary waivers, if any	1.05% A
Expenses net of all reductions	.99% A
Net investment income (loss)	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 582,689
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 3, 2004 (commencement of operations) to July 31, 2005.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended July 31,	2005 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	2.84
Total from investment operations	2.83
Distributions from net investment income	(.01)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 12.83
Total Return B, C	28.36%
Ratios to Average Net Assets F
Expenses before expense reductions	1.07% A
Expenses net of voluntary waivers, if any	1.07% A
Expenses net of all reductions	1.01% A
Net investment income (loss)	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,761
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 3, 2004 (commencement of operations) to July 31, 2005.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

1. Significant Accounting Policies.

Fidelity Small Cap Value Fund (the fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Small Cap Value, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 67,705,489
Unrealized depreciation	(11,339,549)
Net unrealized appreciation (depreciation)	56,365,940
Undistributed ordinary income	14,695,235

Cost for federal income tax purposes	$ 580,418,315

The tax character of distributions paid was as follows:

July 31, 2005
Ordinary Income	$ 69,595

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management and Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $635,585,396 and $130,951,513, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. The fund's performance adjustment will not take effect until November 2005. Subsequent months will be added until the performance period includes 36 months. For the period, the total annualized management fee rate was .72% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 7,461	$ 1,194
Class T	.25%	.25%	12,596	2,172
Class B	.75%	.25%	14,541	12,157
Class C	.75%	.25%	37,636	16,080
			$ 72,234	$ 31,603

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 24,744
Class T	6,938
Class B*	1,116
Class C*	324
$ 33,122

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Small Cap Value. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Small Cap Value shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,531	.35*
Class T	8,940	.35*
Class B	5,110	.35*
Class C	11,895	.32*
Small Cap Value	419,553	.21*
Institutional Class	2,685	.19*
	$ 458,714

* Annualized

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $476,355 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50,063 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50% - 1.40%*	$ 698
Class T	1.75% - 1.65%*	1,050
Class B	2.25% - 2.15%*	717
		$ 2,465

* Expense limitation in effect at period end

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $126,495 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $840.

Annual Report

Notes to Financial Statements - continued

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended July 31, 2005
From net investment income
Class A	$ 724
Small Cap Value	68,438
Institutional Class	433
Total	$ 69,595

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	For the period November 3, 2004 (commencement of sale of shares) to July 31, 2005	For the period November 3, 2004 (commencement of sale of shares) to July 31, 2005
Class A
Shares sold	750,692	$ 8,523,912
Reinvestment of distributions	54	590
Shares redeemed	(16,899)	(197,248)
Net increase (decrease)	733,847	$ 8,327,254
Class T
Shares sold	1,010,520	$ 11,960,654
Shares redeemed	(14,888)	(175,516)
Net increase (decrease)	995,632	$ 11,785,138
Class B
Shares sold	314,195	$ 3,487,462
Shares redeemed	(5,436)	(61,184)
Net increase (decrease)	308,759	$ 3,426,278
Class C
Shares sold	952,687	$ 10,586,807
Shares redeemed	(31,551)	(363,557)
Net increase (decrease)	921,136	$ 10,223,250
Small Cap Value
Shares sold	49,836,348	$ 566,509,509
Reinvestment of distributions	6,024	66,450
Shares redeemed	(4,432,148)	(50,921,377)
Net increase (decrease)	45,410,224	$ 515,654,582
Institutional Class
Shares sold	315,268	$ 3,439,515
Reinvestment of distributions	39	433
Shares redeemed	(22,206)	(247,594)
Net increase (decrease)	293,101	$ 3,192,354
Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer with FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric D. Roiter (56)

Year of Election or Appointment: 2004

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2004

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2004

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment:2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Small Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	9/12/05	9/9/05	$0.255

Class T	9/12/05	9/9/05	$0.257

Class B	9/12/05	9/9/05	$0.224

Class C	9/12/05	9/9/05	$0.228

The fund hereby designates as capital gain dividends: for dividends with respect to the taxable year ended July 31, 2005, $16,591, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 57% of the dividend distributed in December 2004 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividend distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Small Cap Value Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index and (ii) a peer group of mutual funds deemed appropriate by the Board.

The Board also considered that, beginning November 1, 2005, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and trading. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity Small Cap Value Fund (retail class) ranked below its competitive median for the period, the total expenses of Class A ranked equal to its competitive median for the period, and the total expenses of each of Class B, Class C, Class T and Institutional Class ranked above its competitive median for the period. The Board considered that the fund launched in November 2004 and that the classes were above median because of high expenses in basis points due to their small size. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Furthermore, the Board considered that, effective June 1, 2005, FMR voluntarily agreed to reimburse each class of the fund to the extent that total operating expenses (excluding 12b-1 fees and certain other expenses) exceed 115 basis points. The Board considered that, if the voluntary expense reimbursements had been in effect in 2004, the total expenses of each of Class A, Class B and Class C would have ranked below the median and the total expenses of Institutional Class would have ranked equal to the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

3501 PGA Boulevard
West Palm Beach, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
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43420 Grand River Avenue
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29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
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Missouri

8885 Ladue Road
Ladue, MO

Annual Report

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
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1271 Avenue of the Americas
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61 Broadway
New York, NY

350 Park Avenue
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200 Fifth Avenue
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733 Third Avenue
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11 Penn Plaza
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2070 Broadway
New York, NY

1075 Northern Blvd.
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North Carolina

4611 Sharon Road
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Ohio

3805 Edwards Road
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1324 Polaris Parkway
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28699 Chagrin Boulevard
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Oregon

16850 SW 72nd Avenue
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Pennsylvania

600 West DeKalb Pike
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1735 Market Street
Philadelphia, PA

12001 Perry Highway
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Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
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Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

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Annual Report

Annual Report

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Fidelity Advisor

Small Cap Value

Fund - Institutional Class

Annual Report

July 31, 2005

Institutional Class
is a class of Fidelity®
Small Cap Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Small Cap Value Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Advisor Small Cap Value Fund's cumulative total return and show you what would have happened if Fidelity Advisor Small Cap Value Fund shares has performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Value Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Katherine Lieberman, Portfolio Manager of Fidelity Advisor Small Cap Value Fund

A late-inning rally on Wall Street helped push some key U.S. equity indexes to four-year highs by the conclusion of the 12-month period ending July 31, 2005. Spurred on by bullish economic data and strong corporate earnings, investors enjoyed a stellar month of July, capping off a turbulent 12-month period for U.S. equity markets. Stock prices bounced up and down during most of the year, moving in cadence with gyrations in the price of crude oil and investors' gathering and ebbing concerns about inflation. The Federal Reserve Board raised short-term interest rates eight times during the period, also affecting overall market sentiment. Despite their fluctuations, the major equity indexes finished on a high note, with the Standard & Poor's 500SM Index and the NASDAQ Composite® Index posting gains of 14.05% and 16.51%, respectively, for the period. The small-cap Russell 2000® Index rose 24.78% and the Russell Midcap® Index jumped 28.93%, while the blue-chips' Dow Jones Industrial AverageSM advanced only 7.29%.

Since its inception on November 3, 2004, through July 31, 2005, the fund's Institutional Class shares were up 28.36%, solidly outperforming the 16.66% return for the Russell 2000 Value Index during the same period. Favorable individual stock selection within a number of sectors as well as an overweighting in the energy sector made the biggest contributions to the fund's performance relative to its index. The fund also was helped by its holdings in late-cycle, construction-related stocks. Energy stocks such as exploration and production (E&P) companies benefited from high oil prices and increased production volumes, while energy services companies benefited from increased demand. Among the fund's top performers were E&P company Quicksilver Resources and energy services company Oil States International, while late-cycle construction company WESCO International was a notable absolute contributor. RC2 Corp., which makes learning toys, and designer denim company True Religion Apparel also boosted the fund's performance in absolute terms and relative to the sector index. I sold True Religion to lock in profits. In terms of disappointments, fashion-related stocks Innovo Group and Deckers Outdoor Corporation held back the fund's overall returns. Another specialty retailer, Cost Plus, was a detractor as well. Elsewhere, scant exposure to strong-performing utilities stocks further dampened the fund's relative return.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Class A
Actual	$ 1,000.00	$ 1,154.20	$ 7.64
HypotheticalA	$ 1,000.00	$ 1,017.70	$ 7.15
Class T
Actual	$ 1,000.00	$ 1,151.40	$ 8.91
HypotheticalA	$ 1,000.00	$ 1,016.51	$ 8.35
Class B
Actual	$ 1,000.00	$ 1,148.90	$ 11.62
HypotheticalA	$ 1,000.00	$ 1,013.98	$ 10.89
Class C
Actual	$ 1,000.00	$ 1,149.80	$ 11.51
HypotheticalA	$ 1,000.00	$ 1,014.08	$ 10.79
Small Cap Value
Actual	$ 1,000.00	$ 1,155.90	$ 5.51
HypotheticalA	$ 1,000.00	$ 1,019.69	$ 5.16
Institutional Class
Actual	$ 1,000.00	$ 1,155.90	$ 5.56
HypotheticalA	$ 1,000.00	$ 1,019.64	$ 5.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.43%
Class T	1.67%
Class B	2.18%
Class C	2.16%
Small Cap Value	1.03%
Institutional Class	1.04%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
RC2 Corp.	3.3	4.9
Maverick Tube Corp.	2.8	1.0
WESCO International, Inc.	2.2	0.4
Compass Minerals International, Inc.	2.1	0.0
Comstock Resources, Inc.	1.6	0.0
Pioneer Companies, Inc.	1.6	1.3
Steven Madden Ltd.	1.6	2.3
USI Holdings Corp.	1.6	1.3
Park-Ohio Holdings Corp.	1.6	1.2
Carlisle Companies, Inc.	1.4	0.7
	19.8
Top Five Market Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	20.6	28.4
Financials	18.7	20.7
Industrials	18.2	11.9
Energy	15.0	17.6
Information Technology	7.0	4.0
Asset Allocation (% of fund's net assets)
As of July 31, 2005 *		As of January 31, 2005 **
	Stocks 91.5%		Stocks 92.1%
	Bonds 0.8%		Bonds 0.0%
	Short-Term Investments and Net Other Assets 7.7%		Short-Term Investments and Net Other Assets 7.9%
* Foreign investments	10.8%	** Foreign investments	12.0%

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 91.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 20.5%
Auto Components - 0.5%
Spartan Motors, Inc.	293,410	$ 3,438,765
Automobiles - 0.8%
Monaco Coach Corp.	199,200	3,486,000
National R.V. Holdings, Inc. (a)	167,700	1,282,905
		4,768,905
Diversified Consumer Services - 0.8%
Steiner Leisure Ltd. (a)	142,030	4,908,557
Hotels, Restaurants & Leisure - 1.7%
AFC Enterprises, Inc.	130,000	1,779,700
Applebee's International, Inc.	110,000	2,916,100
Kerzner International Ltd. (a)	39,470	2,358,333
La Quinta Corp. unit (a)	211,300	1,901,700
Steak n Shake Co. (a)	70,000	1,515,500
		10,471,333
Household Durables - 1.7%
Department 56, Inc. (a)	248,000	3,119,840
Interface, Inc. Class A (a)	293,190	2,993,470
Jarden Corp. (a)	112,500	4,315,500
		10,428,810
Leisure Equipment & Products - 4.9%
Marine Products Corp.	138,530	1,953,273
MarineMax, Inc. (a)	178,200	5,926,932
Mega Bloks, Inc. (a)	129,200	2,694,063
RC2 Corp. (a)	500,000	20,404,994
		30,979,262
Media - 1.1%
Emmis Communications Corp. Class A (a)(d)	129,100	2,650,423
Harris Interactive, Inc. (a)	345,900	1,393,977
Thomas Nelson, Inc.	115,000	2,626,600
		6,671,000
Multiline Retail - 0.9%
Tuesday Morning Corp.	162,300	5,730,813
Specialty Retail - 4.9%
Cost Plus, Inc. (a)	265,630	5,984,644
Genesco, Inc. (a)	87,990	3,279,387
Kirkland's, Inc. (a)	348,306	2,873,525
La Senza Corp. (sub. vtg.)	44,100	662,752
Le Chateau, Inc. Class A (sub. vtg.)	32,500	1,267,509
Monro Muffler Brake, Inc.	70,500	2,037,450
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Pacific Sunwear of California, Inc. (a)	321,000	$ 7,829,190
Peacock Group PLC	300,000	1,384,071
Sonic Automotive, Inc. Class A (sub. vtg.)	219,800	5,121,340
		30,439,868
Textiles, Apparel & Luxury Goods - 3.2%
Innovo Group, Inc. (a)(e)	1,696,580	3,902,134
Oxford Industries, Inc.	131,560	6,184,636
Steven Madden Ltd. (a)	450,110	10,059,959
		20,146,729
TOTAL CONSUMER DISCRETIONARY		127,984,042
CONSUMER STAPLES - 1.3%
Food Products - 1.3%
Delta & Pine Land Co.	55,000	1,471,250
Diamond Foods, Inc.	70,600	1,563,790
Green Mountain Coffee Roasters, Inc. (a)	40,580	1,422,329
Poore Brothers, Inc. (a)	776,790	3,806,271
		8,263,640
ENERGY - 15.0%
Energy Equipment & Services - 7.2%
Hornbeck Offshore Services, Inc. (a)	240,000	7,176,000
Maverick Tube Corp. (a)	520,620	17,268,965
NS Group, Inc. (a)	210,000	8,914,500
Oil States International, Inc. (a)	245,360	7,257,749
Pason Systems, Inc.	225,300	4,434,786
		45,052,000
Oil, Gas & Consumable Fuels - 7.8%
Alon USA Energy, Inc.	3,300	58,575
Comstock Resources, Inc. (a)	368,700	10,209,303
Denbury Resources, Inc. (a)	30,590	1,431,612
Encore Acquisition Co. (a)	96,120	3,031,625
Gastar Exploration Ltd. (a)	850,000	2,291,012
Gastar Exploration Ltd. (a)(g)	1,509,607	3,661,970
Holly Corp.	140,000	6,554,800
KCS Energy, Inc. (a)	100,000	1,964,000
Penn Virginia Corp.	45,670	2,463,897
Petroleum Development Corp. (a)	81,700	3,058,848
Plains Exploration & Production Co. (a)	105,000	4,047,750
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Quicksilver Resources, Inc. (a)	161,850	$ 6,855,966
Range Resources Corp.	62,150	1,898,061
Top Tankers, Inc.	68,300	1,047,729
		48,575,148
TOTAL ENERGY		93,627,148
FINANCIALS - 18.7%
Capital Markets - 0.2%
Affiliated Managers Group, Inc. (a)	16,000	1,140,800
Commercial Banks - 3.9%
Cathay General Bancorp	50,120	1,781,265
Center Financial Corp., California	186,160	4,756,388
Hanmi Financial Corp.	175,040	3,325,760
Nara Bancorp, Inc.	82,650	1,284,381
Preferred Bank, Los Angeles California	135,000	5,667,300
Texas Capital Bancshares, Inc. (a)	108,200	2,555,684
Wintrust Financial Corp.	90,260	4,840,644
		24,211,422
Diversified Financial Services - 1.8%
Marlin Business Services Corp. (a)	354,509	7,887,825
Nasdaq Stock Market, Inc. (a)	160,000	3,624,000
		11,511,825
Insurance - 7.7%
Arch Capital Group Ltd. (a)	51,090	2,350,140
Aspen Insurance Holdings Ltd.	154,000	4,375,140
HCC Insurance Holdings, Inc.	112,020	3,105,194
IPC Holdings Ltd.	153,340	6,202,603
National Interstate Corp.	65,300	1,297,511
Ohio Casualty Corp.	230,000	5,876,500
Philadelphia Consolidated Holdings Corp. (a)	76,080	6,316,162
Platinum Underwriters Holdings Ltd.	69,900	2,423,433
Specialty Underwriters' Alliance, Inc.	382,130	3,827,338
United America Indemnity Ltd. Class A (a)	127,412	2,335,462
USI Holdings Corp. (a)	780,448	10,009,246
		48,118,729
Real Estate - 4.6%
American Campus Communities, Inc.	243,720	6,105,186
Capital Automotive (REIT) (SBI)	29,800	1,170,246
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
CB Richard Ellis Group, Inc. Class A (a)	25,000	$ 1,151,000
CenterPoint Properties Trust (SBI)	40,000	1,754,400
Columbia Equity Trust, Inc.	80,000	1,246,400
Education Realty Trust, Inc.	56,300	1,116,429
Far East Consortium International Ltd.	3,175,000	1,368,253
Feldman Mall Properties, Inc.	212,400	2,973,600
GMH Communities Trust	209,100	3,134,409
Kilroy Realty Corp.	87,080	4,536,868
Macquarie Goodman Group unit	595,067	1,829,012
Reckson Associates Realty Corp.	44,570	1,565,298
Ticon Industrial Connection PCL (For. Reg.)	3,000,000	713,000
		28,664,101
Thrifts & Mortgage Finance - 0.5%
NetBank, Inc.	310,000	2,892,300
TOTAL FINANCIALS		116,539,177
HEALTH CARE - 4.0%
Health Care Equipment & Supplies - 0.2%
Pihsiang Machinery Manufacturing Co.	670,000	1,345,466
Health Care Providers & Services - 3.8%
Air Methods Corp. (a)	140,187	1,195,795
America Service Group, Inc. (a)	320,960	6,926,317
ICON PLC sponsored ADR (a)	214,360	8,392,194
Medtox Scientific, Inc. (a)	369,090	2,594,703
PSS World Medical, Inc. (a)	309,730	4,528,253
		23,637,262
TOTAL HEALTH CARE		24,982,728
INDUSTRIALS - 18.2%
Aerospace & Defense - 0.9%
Kaman Corp. Class A	275,800	5,378,100
Air Freight & Logistics - 1.6%
Park-Ohio Holdings Corp. (a)	491,420	9,985,654
Building Products - 0.3%
Quixote Corp.	92,200	1,874,426
Commercial Services & Supplies - 2.5%
Banta Corp.	136,900	6,535,606
Hudson Highland Group, Inc. (a)	130,000	2,701,400
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
PeopleSupport, Inc.	132,300	$ 1,268,757
Speedy Hire PLC	140,000	1,796,216
Standard Parking Corp. (a)	111,084	1,941,748
Waste Services, Inc. (a)	365,000	1,423,500
		15,667,227
Construction & Engineering - 1.8%
Comfort Systems USA, Inc. (a)	771,600	5,979,900
URS Corp. (a)	136,500	5,111,925
		11,091,825
Electrical Equipment - 1.6%
Acuity Brands, Inc.	217,250	6,339,355
C&D Technologies, Inc.	330,000	3,323,100
		9,662,455
Industrial Conglomerates - 1.4%
Carlisle Companies, Inc.	135,800	8,943,788
Machinery - 4.6%
Albany International Corp. Class A	45,700	1,601,328
Freightcar America, Inc.	115,000	3,686,900
Kinik Co.	582,000	1,716,599
Manitowoc Co., Inc.	107,360	4,900,984
Tennant Co.	140,000	5,180,000
Wabtec Corp.	125,900	3,075,737
Watts Water Technologies, Inc. Class A	236,110	8,618,015
		28,779,563
Trading Companies & Distributors - 3.5%
UAP Holding Corp.	436,200	8,462,280
WESCO International, Inc. (a)	400,000	13,624,000
		22,086,280
TOTAL INDUSTRIALS		113,469,318
INFORMATION TECHNOLOGY - 7.0%
Computers & Peripherals - 0.1%
iCAD, Inc. (a)	215,000	767,550
Electronic Equipment & Instruments - 4.0%
KEMET Corp. (a)	548,200	4,593,916
Mettler-Toledo International, Inc. (a)	150,000	7,875,000
ScanSource, Inc. (a)	80,000	3,818,400
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Tektronix, Inc.	325,000	$ 8,144,500
Winland Electronics, Inc. (a)	120,360	535,602
		24,967,418
Internet Software & Services - 1.2%
j2 Global Communications, Inc. (a)(d)	160,000	6,417,600
SonicWALL, Inc. (a)	200,000	1,068,000
		7,485,600
IT Services - 0.5%
Forrester Research, Inc. (a)	26,968	532,079
Telvent GIT SA	253,900	2,749,483
		3,281,562
Semiconductors & Semiconductor Equipment - 0.5%
MKS Instruments, Inc. (a)	166,100	3,174,171
Software - 0.7%
Blackbaud, Inc.	115,749	1,655,211
Hyperion Solutions Corp. (a)	10,000	470,600
Moldflow Corp. (a)	124,498	1,949,639
		4,075,450
TOTAL INFORMATION TECHNOLOGY		43,751,751
MATERIALS - 6.1%
Chemicals - 4.0%
Albemarle Corp.	214,700	8,180,070
Cytec Industries, Inc.	115,070	5,221,877
Pioneer Companies, Inc. (a)	420,290	10,200,438
Spartech Corp.	60,000	1,123,800
		24,726,185
Metals & Mining - 2.1%
Compass Minerals International, Inc.	530,000	13,488,500
TOTAL MATERIALS		38,214,685
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
New Skies Satellites Holdings Ltd.	150,000	3,105,000
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 0.2%
Gas Utilities - 0.2%
Xinao Gas Holdings Ltd.	1,302,000	$ 1,030,063
TOTAL COMMON STOCKS (Cost $514,738,650)		570,967,552
Nonconvertible Bonds - 0.8%
	Principal Amount
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Uno Restaurant Corp. 10% 2/15/11 (f)	$ 1,000,000	965,000
HEALTH CARE - 0.7%
Health Care Providers & Services - 0.7%
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	4,301,000	4,301,000
TOTAL NONCONVERTIBLE BONDS (Cost $4,992,804)		5,266,000
Money Market Funds - 9.2%
	Shares
Fidelity Cash Central Fund, 3.31% (b)	52,708,903	52,708,903
Fidelity Securities Lending Cash Central Fund, 3.32% (b)(c)	4,949,800	4,949,800
TOTAL MONEY MARKET FUNDS (Cost $57,658,703)		57,658,703
Cash Equivalents - 0.5%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 3.27%, dated 7/29/05 due 8/1/05) (Cost $2,892,000)	$ 2,892,788	$ 2,892,000
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $580,282,157)		636,784,255
NET OTHER ASSETS - (2.0)%		(12,557,638)
NET ASSETS - 100%		$ 624,226,617
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $965,000 or 0.2% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,661,970 or 0.6% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Gastar Exploration Ltd.	6/13/05	$ 3,999,855
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.2%
Bermuda	3.0%
Canada	2.4%
Ireland	1.4%
Bahamas (Nassau)	1.2%
Others (individually less than 1%)	2.8%
Total	100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Innovo Group, Inc.	$ -	$ 7,565,418	$ -	$ -	$ 3,902,134
Total	$ -	$ 7,565,418	$ -	$ -	$ 3,902,134

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2005

Assets
Investment in securities, at value (including securities loaned of $4,823,803 and repurchase agreements of $2,892,000) (cost $580,282,157) - See accompanying schedule		$ 636,784,255
Cash		467
Foreign currency held at value (cost $203,113)		201,893
Receivable for investments sold		8,213,753
Receivable for fund shares sold		10,686,933
Dividends receivable		154,554
Interest receivable		377,732
Prepaid expenses		23,797
Receivable from investment adviser for expense reductions		1,035
Other receivables		107,399
Total assets		656,551,818

Liabilities
Payable for investments purchased	$ 26,628,826
Payable for fund shares redeemed	275,193
Accrued management fee	328,037
Distribution fees payable	16,537
Other affiliated payables	100,174
Other payables and accrued expenses	26,634
Collateral on securities loaned, at value	4,949,800
Total liabilities		32,325,201

Net Assets		$ 624,226,617
Net Assets consist of:
Paid in capital		$ 552,739,748
Undistributed net investment income		5,374
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		14,982,417
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		56,499,078
Net Assets		$ 624,226,617

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2005

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,390,087 ÷ 733,847 shares)	$ 12.80

Maximum offering price per share (100/94.25 of $12.80)	$ 13.58
Class T: Net Asset Value and redemption price per share ($12,724,811 ÷ 995,632 shares)	$ 12.78

Maximum offering price per share (100/96.50 of $12.78)	$ 13.24
Class B: Net Asset Value and offering price per share ($3,930,896 ÷ 308,759 shares) A	$ 12.73

Class C: Net Asset Value and offering price per share ($11,731,652 ÷ 921,136 shares) A	$ 12.74

Small Cap Value: Net Asset Value, offering price and redemption price per share ($582,688,643 ÷ 45,410,224 shares)	$ 12.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,760,528 ÷ 293,101 shares)	$ 12.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period November 3, 2004 (commencement of operations) to July 31, 2005

Investment Income
Dividends		$ 1,417,528
Interest		567,033
Security lending		319
Total income		1,984,880

Expenses
Management fee	$ 1,558,541
Transfer agent fees	458,714
Distribution fees	72,234
Accounting and security lending fees	90,433
Independent trustees' compensation	767
Custodian fees and expenses	31,181
Registration fees	118,829
Audit	32,133
Legal	218
Miscellaneous	536
Total expenses before reductions	2,363,586
Expense reductions	(129,800)	2,233,786
Net investment income (loss)		(248,906)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	15,314,106
Foreign currency transactions	(7,814)
Total net realized gain (loss)		15,306,292
Change in net unrealized appreciation (depreciation) on: Investment securities	56,502,098
Assets and liabilities in foreign currencies	(3,020)
Total change in net unrealized appreciation (depreciation)		56,499,078
Net gain (loss)		71,805,370
Net increase (decrease) in net assets resulting from operations		$ 71,556,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period November 3, 2004 (commencement of operations) to July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (248,906)
Net realized gain (loss)	15,306,292
Change in net unrealized appreciation (depreciation)	56,499,078
Net increase (decrease) in net assets resulting from operations	71,556,464
Distributions to shareholders from net investment income	(69,595)
Share transactions - net increase (decrease)	552,608,856
Redemption fees	130,892
Total increase (decrease) in net assets	624,226,617

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $5,374)	$ 624,226,617

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)
Net realized and unrealized gain (loss)	2.84
Total from investment operations	2.80
Distributions from net investment income	(.01)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.80
Total Return B, C, D	28.06%
Ratios to Average Net Assets G
Expenses before expense reductions	1.46% A
Expenses net of voluntary waivers, if any	1.44% A
Expenses net of all reductions	1.38% A
Net investment income (loss)	(.46)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,390
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)
Net realized and unrealized gain (loss)	2.83
Total from investment operations	2.77
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.78
Total Return B, C, D	27.80%
Ratios to Average Net Assets G
Expenses before expense reductions	1.72% A
Expenses net of voluntary waivers, if any	1.68% A
Expenses net of all reductions	1.62% A
Net investment income (loss)	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,725
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)
Net realized and unrealized gain (loss)	2.82
Total from investment operations	2.72
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.73
Total Return B, C, D	27.30%
Ratios to Average Net Assets G
Expenses before expense reductions	2.24% A
Expenses net of voluntary waivers, if any	2.19% A
Expenses net of all reductions	2.13% A
Net investment income (loss)	(1.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,931
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended July 31,	2005 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)
Net realized and unrealized gain (loss)	2.83
Total from investment operations	2.73
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 12.74
Total Return B, C, D	27.40%
Ratios to Average Net Assets G
Expenses before expense reductions	2.17% A
Expenses net of voluntary waivers, if any	2.17% A
Expenses net of all reductions	2.11% A
Net investment income (loss)	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,732
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 2004 (commencement of operations) to July 31, 2005.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Year ended July 31,	2005 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	2.84
Total from investment operations	2.83
Distributions from net investment income	(.01)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 12.83
Total Return B, C	28.36%
Ratios to Average Net Assets F
Expenses before expense reductions	1.05% A
Expenses net of voluntary waivers, if any	1.05% A
Expenses net of all reductions	.99% A
Net investment income (loss)	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 582,689
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 3, 2004 (commencement of operations) to July 31, 2005.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended July 31,	2005 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	2.84
Total from investment operations	2.83
Distributions from net investment income	(.01)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 12.83
Total Return B, C	28.36%
Ratios to Average Net Assets F
Expenses before expense reductions	1.07% A
Expenses net of voluntary waivers, if any	1.07% A
Expenses net of all reductions	1.01% A
Net investment income (loss)	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,761
Portfolio turnover rate	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 3, 2004 (commencement of operations) to July 31, 2005.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

1. Significant Accounting Policies.

Fidelity Small Cap Value Fund (the fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Small Cap Value, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 67,705,489
Unrealized depreciation	(11,339,549)
Net unrealized appreciation (depreciation)	56,365,940
Undistributed ordinary income	14,695,235

Cost for federal income tax purposes	$ 580,418,315

The tax character of distributions paid was as follows:

July 31, 2005
Ordinary Income	$ 69,595

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management and Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $635,585,396 and $130,951,513, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. The fund's performance adjustment will not take effect until November 2005. Subsequent months will be added until the performance period includes 36 months. For the period, the total annualized management fee rate was .72% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 7,461	$ 1,194
Class T	.25%	.25%	12,596	2,172
Class B	.75%	.25%	14,541	12,157
Class C	.75%	.25%	37,636	16,080
			$ 72,234	$ 31,603

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 24,744
Class T	6,938
Class B*	1,116
Class C*	324
$ 33,122

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Small Cap Value. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Small Cap Value shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,531	.35*
Class T	8,940	.35*
Class B	5,110	.35*
Class C	11,895	.32*
Small Cap Value	419,553	.21*
Institutional Class	2,685	.19*
	$ 458,714

* Annualized

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $476,355 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50,063 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50% - 1.40%*	$ 698
Class T	1.75% - 1.65%*	1,050
Class B	2.25% - 2.15%*	717
		$ 2,465

* Expense limitation in effect at period end

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $126,495 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $840.

Annual Report

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended July 31, 2005
From net investment income
Class A	$ 724
Small Cap Value	68,438
Institutional Class	433
Total	$ 69,595

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	For the period November 3, 2004 (commencement of sale of shares) to July 31, 2005	For the period November 3, 2004 (commencement of sale of shares) to July 31, 2005
Class A
Shares sold	750,692	$ 8,523,912
Reinvestment of distributions	54	590
Shares redeemed	(16,899)	(197,248)
Net increase (decrease)	733,847	$ 8,327,254
Class T
Shares sold	1,010,520	$ 11,960,654
Shares redeemed	(14,888)	(175,516)
Net increase (decrease)	995,632	$ 11,785,138
Class B
Shares sold	314,195	$ 3,487,462
Shares redeemed	(5,436)	(61,184)
Net increase (decrease)	308,759	$ 3,426,278
Class C
Shares sold	952,687	$ 10,586,807
Shares redeemed	(31,551)	(363,557)
Net increase (decrease)	921,136	$ 10,223,250
Small Cap Value
Shares sold	49,836,348	$ 566,509,509
Reinvestment of distributions	6,024	66,450
Shares redeemed	(4,432,148)	(50,921,377)
Net increase (decrease)	45,410,224	$ 515,654,582
Institutional Class
Shares sold	315,268	$ 3,439,515
Reinvestment of distributions	39	433
Shares redeemed	(22,206)	(247,594)
Net increase (decrease)	293,101	$ 3,192,354

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer with FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric D. Roiter (56)

Year of Election or Appointment: 2004

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2004

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2004

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment:2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Small Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	9/12/05	9/9/05	$0.268

The fund hereby designates as capital gain dividends: for dividends with respect to the taxable year ended July 31, 2005, $16,591, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 62% of the dividends distributed in December 2004 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Small Cap Value Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index and (ii) a peer group of mutual funds deemed appropriate by the Board.

The Board also considered that, beginning November 1, 2005, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and trading. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity Small Cap Value Fund (retail class) ranked below its competitive median for the period, the total expenses of Class A ranked equal to its competitive median for the period, and the total expenses of each of Class B, Class C, Class T and Institutional Class ranked above its competitive median for the period. The Board considered that the fund launched in November 2004 and that the classes were above median because of high expenses in basis points due to their small size. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Furthermore, the Board considered that, effective June 1, 2005, FMR voluntarily agreed to reimburse each class of the fund to the extent that total operating expenses (excluding 12b-1 fees and certain other expenses) exceed 115 basis points. The Board considered that, if the voluntary expense reimbursements had been in effect in 2004, the total expenses of each of Class A, Class B and Class C would have ranked below the median and the total expenses of Institutional Class would have ranked equal to the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

3501 PGA Boulevard
West Palm Beach, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Annual Report

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCVI-UANN-0905
1.803743.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, July 31, 2005, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund and Fidelity Small Cap Value Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A,B,C,D	2004A
Fidelity Blue Chip Value Fund	$28,000	$28,000
Fidelity Dividend Growth Fund	$102,000	$86,000
Fidelity Growth & Income Portfolio	$162,000	$151,000
Fidelity International Real Estate Fund	$35,000	$0
Fidelity Leveraged Company Stock Fund	$45,000	$43,000
Fidelity Small Cap Growth Fund	$27,000	$0
Fidelity Small Cap Value Fund	$27,000	$0
All funds in the Fidelity Group of Funds audited by PwC	$11,600,000	$10,600,000
A	Aggregate amounts may reflect rounding.
B	Fidelity International Real Estate Fund commenced operations on September 8, 2004.
C	Fidelity Small Cap Growth Fund commenced operations on November 3, 2004.
D	Fidelity Small Cap Value Fund commenced operations on November 3, 2004.

For the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Blue Chip Growth Fund, Fidelity OTC Portfolio and Fidelity Real Estate Income Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Blue Chip Growth Fund	$69,000	$65,000
Fidelity OTC Portfolio	$52,000	$50,000
Fidelity Real Estate Income Fund	$70,000	$34,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$4,800,000	$4,200,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A,B,C,D	2004 A
Fidelity Blue Chip Value Fund	$0	$0
Fidelity Dividend Growth Fund	$0	$0
Fidelity Growth & Income Portfolio	$0	$0
Fidelity International Real Estate Fund	$0	$0
Fidelity Leveraged Company Stock Fund	$0	$0
Fidelity Small Cap Growth Fund	$0	$0
Fidelity Small Cap Value Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B	Fidelity International Real Estate Fund commenced operations on September 8, 2004.
C	Fidelity Small Cap Growth Fund commenced operations on November 3, 2004.
D	Fidelity Small Cap Value Fund commenced operations on November 3, 2004.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004 A
Fidelity Blue Chip Growth Fund	$0	$0
Fidelity OTC Portfolio	$0	$0
Fidelity Real Estate Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005 A	2004A
PwC	$0	$50,000
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A,B,C,D	2004A
Fidelity Blue Chip Value Fund	$2,500	$2,300
Fidelity Dividend Growth Fund	$2,500	$2,300
Fidelity Growth & Income Portfolio	$4,200	$3,900
Fidelity International Real Estate Fund	$2,400	$0
Fidelity Leveraged Company Stock Fund	$2,500	$2,300
Fidelity Small Cap Growth Fund	$2,400	$0
Fidelity Small Cap Value Fund	$2,400	$0
A	Aggregate amounts may reflect rounding.
B	Fidelity International Real Estate Fund commenced operations on September 8, 2004.
C	Fidelity Small Cap Growth Fund commenced operations on November 3, 2004.
D	Fidelity Small Cap Value Fund commenced operations on November 3, 2004.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A
Fidelity Blue Chip Growth Fund	$4,500	$4,400
Fidelity OTC Portfolio	$4,500	$4,400
Fidelity Real Estate Income Fund	$3,200	$3,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A,B,C,D	2004A
Fidelity Blue Chip Value Fund	$1,400	$1,200
Fidelity Dividend Growth Fund	$17,700	$16,200
Fidelity Growth & Income Portfolio	$28,800	$26,400
Fidelity International Real Estate Fund	$1,100	$0
Fidelity Leveraged Company Stock Fund	$3,200	$2,200
Fidelity Small Cap Growth Fund	$1,000	$0
Fidelity Small Cap Value Fund	$1,100	$0
A	Aggregate amounts may reflect rounding.
B	Fidelity International Real Estate Fund commenced operations on September 8, 2004.
C	Fidelity Small Cap Growth Fund commenced operations on November 3, 2004.
D	Fidelity Small Cap Value Fund commenced operations on November 3, 2004.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A
Fidelity Blue Chip Growth Fund	$0	$0
Fidelity OTC Portfolio	$0	$0
Fidelity Real Estate Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
PwC	$280,000	$280,000
Deloitte Entities	$210,000	$790,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to PwC for the fiscal year ended July 31, 2005, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2005
Fidelity Blue Chip Value Fund	0%
Fidelity Dividend Growth Fund	0%
Fidelity Growth & Income Portfolio	0%
Fidelity International Real Estate Fund	0%
Fidelity Leveraged Company Stock Fund	0%
Fidelity Small Cap Growth Fund	0%
Fidelity Small Cap Value Fund	0%

According to Deloitte Entities for the fiscal year ended July 31, 2005, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:

Fund	2005
Fidelity Blue Chip Growth Fund	0%
Fidelity OTC Portfolio	0%
Fidelity Real Estate Income Fund	0%

(g) For the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate fees billed by PwC of $3,650,000A and $1,900,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$400,000	$400,000
Non-Covered Services	$3,250,000	$1,500,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate fees billed by Deloitte Entities of $650,000A and $2,000,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$250,000	$800,000
Non-Covered Services	$400,000	$1,200,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 21, 2005
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	September 21, 2005